EXECUTION COPY






------------------------------------------------------------------------------

------------------------------------------------------------------------------





                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO,

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                           Dated as of January 1, 1997



                       Mortgage Pass-Through Certificates

                                 Series 1997-S2



---------------------------------------------------------------------------

---------------------------------------------------------------------------





NY1-188094.6

                                                 TABLE OF CONTENTS


                                                     ARTICLE I

                                                    DEFINITIONS
                                                                         page
         Section 1.01.      Definitions..................................  3
                            Accretion Termination Date...................  3
                            Accrual Distribution Amount..................  3
                            Accrued Certificate Interest.................  3
                            Adjusted Mortgage Rate.......................  4
                            Adjusted Senior Accelerated Distribution
                            Percentage...................................  4
                            Adjusted Senior Accelerated Step-Down Test...  6
                            Adjusted Senior Percentage...................  6
                            Advance......................................  6
                            Affiliate....................................  7
                            Agreement....................................  7
                            Amount Held for Future Distribution..........  7
                            Appraised Value..............................  7
                            Assignment...................................  7
                            Assignment Agreement.........................  7
                            Assignment of Proprietary Lease..............  8
                            Available Distribution Amount................  8
                            Bankruptcy Amount............................  8
                            Bankruptcy Code..............................  9
                            Bankruptcy Loss..............................  9
                            Book-Entry Certificate.......................  9
                            Business Day.................................  9
                            Buydown Funds................................  9
                            Buydown Mortgage Loan........................ 10
                            Cash Liquidation............................. 10
                            Certificate.................................. 10
                            Certificate Account.......................... 10
                            Certificate Account Deposit Date............. 10
                            Certificateholder or Holder.................. 10
                            Certificate Owner............................ 11
                            Certificate Principal Balance................ 11
                            Certificate Register and Certificate
                            Registrar.................................... 12
                            Class........................................ 12
                            Class A Certificate.......................... 12
                            Class A-8 Notional Amount.................... 12
                            Class A-12 Notional Amount................... 12


NY1-188094.6

                                                                        Page

                            Class A-14 Collection Shortfall.............. 13
                            Class A-14 Principal Distribution Amount..... 13
                            Class A-15 Notional Amount................... 13
                            Class A-15 Subclass Notional Amount.......... 13
                            Class B Certificate.......................... 13
                            Class B Percentage........................... 13
                            Class B-1 Percentage......................... 13
                            Class B-1 Prepayment Distribution Trigger.... 13
                            Class B-2 Percentage......................... 13
                            Class B-2 Prepayment Distribution Trigger.... 14
                            Class B-3 Percentage......................... 14
                            Class B-3 Prepayment Distribution Trigger.... 14
                            Class M Certificate.......................... 14
                            Class M Percentage........................... 14
                            Class M-1 Percentage......................... 14
                            Class M-2 Percentage......................... 15
                            Class M-2 Prepayment Distribution Trigger.... 15
                            Class M-3 Percentage......................... 15
                            Class M-3 Prepayment Distribution Trigger.... 15
                            Class R Certificate.......................... 15
                            Class R-I Certificate........................ 15
                            Class R-II Certificate....................... 15
                            Closing Date................................. 16
                            Code......................................... 16
                            Compensating Interest........................ 16
                            Cooperative.................................. 16
                            Cooperative Apartment........................ 16
                            Cooperative Lease............................ 16
                            Cooperative Loans............................ 16
                            Cooperative Stock............................ 16
                            Cooperative Stock Certificate................ 17
                            Corporate Trust Office....................... 17
                            Credit Support Depletion Date................ 17
                            Cumulative Insurance Payments................ 17
                            Curtailment.................................. 17
                            Custodial Account............................ 17
                            Custodial Agreement.......................... 17
                            Custodian.................................... 17
                            Cut-off Date................................. 17
                            Cut-off Date Principal Balance............... 17
                            Debt Service Reduction....................... 17
                            Deceased Owner............................... 18
                            Deficient Valuation.......................... 18


NY1-188094.6

                                                                        Page

                            Definitive Certificate....................... 18
                            Deleted Mortgage Loan........................ 18
                            Depository................................... 18
                            Depository Participant....................... 18
                            Destroyed Mortgage Note...................... 18
                            Determination Date........................... 18
                            Discount Fraction............................ 18
                            Discount Mortgage Loan....................... 19
                            Disqualified Organization.................... 19
                            Distribution Date............................ 19
                            Due Date..................................... 19
                            Due Period................................... 19
                            Eligible Account............................. 20
                            Eligible Funds............................... 20
                            Event of Default............................. 20
                            Excess Bankruptcy Loss....................... 20
                            Excess Fraud Loss............................ 20
                            Excess Special Hazard Loss................... 21
                            Excess Subordinate Principal Amount.......... 21
                            Extraordinary Events......................... 21
                            Extraordinary Losses......................... 22
                            FASIT........................................ 22
                            FDIC......................................... 22
                            FHLMC........................................ 22
                            Final Distribution Date...................... 22
                            Financial Security........................... 22
                            Financial Security Default................... 22
                            Fitch........................................ 22
                            FNMA......................................... 22
                            Foreclosure Profits.......................... 22
                            Fraud Loss Amount............................ 23
                            Fraud Losses................................. 23
                            FSA Insurance Payment........................ 23
                            FSA Policy................................... 23
                            FSA Policy Payments Account.................. 23
                            Guaranteed Distribution...................... 23
                            Indirect Depository Participant.............. 24
                            Individual Insured Certificate............... 24
                            Initial Certificate Principal Balance........ 24
                            Initial Monthly Payment Fund................. 24
                            Insurance Proceeds........................... 24
                            Insurer...................................... 24
                            Interest Accrual Period...................... 25


NY1-188094.6

                                                                        Page

                            Late Collections............................. 25
                            LIBOR........................................ 25
                            LIBOR Business Day........................... 25
                            LIBOR Rate Adjustment Date................... 25
                            Liquidation Proceeds......................... 25
                            Living Owner................................. 25
                            Loan-to-Value Ratio.......................... 26
                            Maturity Date................................ 26
                            Monthly Payment.............................. 26
                            Moody's...................................... 26
                            Mortgage..................................... 26
                            Mortgage File................................ 26
                            Mortgage Loan Schedule....................... 26
                            Mortgage Loans............................... 27
                            Mortgage Note................................ 28
                            Mortgage Rate................................ 28
                            Mortgaged Property........................... 28
                            Mortgagor.................................... 28
                            Net Mortgage Rate............................ 28
                            Non-Discount Mortgage Loan................... 28
                            Non-Primary Residence Loans.................. 28
                            Non-United States Person..................... 28
                            Nonrecoverable Advance....................... 28
                            Nonsubserviced Mortgage Loan................. 28
                            Notional Amount.............................. 28
                            Officers' Certificate........................ 28
                            Opinion of Counsel........................... 29
                            Original Senior Percentage................... 29
                            Outstanding Mortgage Loan.................... 29
                            Ownership Interest........................... 29
                            Participant.................................. 29
                            Pass-Through Rate............................ 29
                            Paying Agent................................. 30
                            Percentage Interest.......................... 30
                            Permitted Investments........................ 31
                            Permitted Transferee......................... 32
                            Person....................................... 32
                            Pool Stated Principal Balance................ 32
                            Pool Strip Rate.............................. 32
                            Prepayment Allocation Test................... 32
                            Prepayment Assumption........................ 33
                            Prepayment Distribution Percentage........... 33
                            Prepayment Distribution Trigger.............. 35


NY1-188094.6

                                                                        Page

                            Prepayment Interest Shortfall................ 35
                            Prepayment Lockout Percentage................ 35
                            Prepayment Period............................ 35
                            Primary Insurance Policy..................... 35
                            Principal Prepayment......................... 35
                            Principal Prepayment in Full................. 35
                            Program Guide................................ 35
                            Purchase Price............................... 35
                            Qualified Substitute Mortgage Loan........... 36
                            Random Lot................................... 36
                            Rating Agency................................ 37
                            Realized Loss................................ 37
                            Record Date.................................. 37
                            Regular Certificate.......................... 37
                            REMIC........................................ 37
                            REMIC Administrator.......................... 38
                            REMIC I...................................... 38
                            REMIC I Certificates......................... 38
                            REMIC II..................................... 38
                            REMIC II Certificates........................ 38
                            REMIC Provisions............................. 39
                            REO Acquisition.............................. 39
                            REO Disposition.............................. 39
                            REO Imputed Interest......................... 39
                            REO Proceeds................................. 39
                            REO Property................................. 39
                            Request for Release.......................... 39
                            Required Insurance Policy.................... 39
                            Residential Funding.......................... 39
                            Responsible Officer.......................... 39
                            Rounding Account............................. 40
                            Rounding Amount.............................. 40
                            Schedule of Discount Fractions............... 40
                            Security Agreement........................... 40
                            Seller....................................... 40
                            Seller's Agreement........................... 40
                            Senior Certificates.......................... 40
                            Senior Percentage............................ 40
                            Senior Principal Distribution Amount......... 40
                            Servicing Accounts........................... 41
                            Servicing Advances........................... 41
                            Servicing Fee................................ 41
                            Servicing Officer............................ 41


NY1-188094.6

                                                                        Page

                            Special Hazard Amount........................ 41
                            Special Hazard Loss.......................... 42
                            Standard & Poor's............................ 42
                            Stated Principal Balance..................... 42
                            Subordinate Percentage....................... 43
                            Subordinate Principal Distribution Amount.... 43
                            Subserviced Mortgage Loan.................... 43
                            Subservicer.................................. 44
                            Subservicer Advance.......................... 44
                            Subservicing Account......................... 44
                            Subservicing Agreement....................... 44
                            Subservicing Fee............................. 44
                            Tax Returns.................................. 44
                            Transfer..................................... 44
                            Transferee................................... 44
                            Transferor................................... 44
                            Trust Fund................................... 44
                            Uncertificated Accrued Interest.............. 45
                            Uncertificated Pass-Through Rate............. 45
                            Uncertificated Principal Balance............. 46

                            Uncertificated REMIC I Regular Interest U.... 46
                            Uncertificated REMIC I Regular Interest V.... 46
                            Uncertificated REMIC I Regular Interest W.... 47
                            Uncertificated REMIC I Regular Interest X.... 47
                            Uncertificated REMIC I Regular Interest Y.... 47
                            Uncertificated REMIC I Regular Interest Z.... 47
                            Uncertificated REMIC I Regular Interests..... 47
                            Uncertificated REMIC I Regular Interest T
                            Distribution Amount.......................... 47
                            Uncertificated REMIC I Regular Interest U
                            Distribution Amount.......................... 48
                            Uncertificated REMIC I Regular Interest V
                            Distribution Amount.......................... 48
                            Uncertificated REMIC I Regular Interest W
                            Distribution Amount.......................... 48
                            Uncertificated REMIC I Regular Interest X
                            Distribution Amount.......................... 48
                            Uncertificated REMIC I Regular Interest Y
                            Distribution Amount.......................... 48
                            Uncertificated REMIC I Regular Interest Z
                            Distribution Amount.......................... 48


NY1-188094.6

                                                                        Page

                            Uncertificated REMIC I Regular Interest
                            Distribution Amounts......................... 48
                            Uncertificated REMIC II Regular Interests.... 48
                            Uncertificated REMIC II Regular Interests
                            Distribution Amount.......................... 49
                            Underwriter.................................. 49
                            Uninsured Cause.............................. 49
                            United States Person......................... 49
                            Voting Rights................................ 49

         Section 1.02.      Determination of LIBOR.

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.      Conveyance of Mortgage Loans................... 52
         Section 2.02.      Acceptance by Trustee.......................... 57
         Section 2.03.      Representations, Warranties and
                            Covenants of the Master Servicer and the
                            Company........................................ 59
         Section 2.04.      Representations and Warranties
                  of Sellers............................................... 64
         Section 2.05.      Issuance of Certificates Evidencing
                            Interests in REMIC I Certificates.............. 66
         Section 2.06.      Conveyance of Uncertificated REMIC I and
                            REMIC II Regular Interests; Acceptance
                            by the Trustee................................. 67
         Section 2.07.      Issuance of Certificates Evidencing
                            Interest in REMIC II........................... 67


                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

         Section 3.01.      Master Servicer to Act as Servicer........ 68
         Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                            of Subservicers' and Sellers'
                            Obligations............................... 69


NY1-188094.6

                                                                      Page

         Section 3.03.      Successor Subservicers.................... 70
         Section 3.04.      Liability of the Master Servicer.......... 71
         Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                            Certificateholders........................ 71
         Section 3.06.      Assumption or Termination of
                            Subservicing Agreements by Trustee........ 72
         Section 3.07.      Collection of Certain Mortgage Loan
                            Payments; Deposits to Custodial
                                    Account........................... 72
         Section 3.08.      Subservicing Accounts;
                  Servicing Accounts.................................. 75
         Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans
                             ......................................... 77
         Section 3.10.      Permitted Withdrawals from the
                            Custodial Account......................... 77
         Section 3.11.      Maintenance of the Primary Insurance
                            Policies; Collections Thereunder.......... 79
         Section 3.12.      Maintenance of Fire Insurance and
                            Omissions and Fidelity Coverage.  ........ 80
         Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                            Certain Assignments....................... 82
         Section 3.14.      Realization Upon Defaulted
                  Mortgage Loans...................................... 84
         Section 3.15.      Trustee to Cooperate;
                            Release of Mortgage Files................. 87
         Section 3.16.      Servicing and Other Compensation;
                            Compensating Interest..................... 89
         Section 3.17.      Reports to the Trustee and the Company.... 90
         Section 3.18.      Annual Statement as to Compliance......... 90
         Section 3.19.      Annual Independent Public Accountants'
                            Servicing Report.......................... 91
         Section 3.20.      Rights of the Company in Respect
                            of the Master Servicer.         .......... 91
         Section 3.21.      Administration of Buydown Funds........... 92

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01.      Certificate Account........................94


NY1-188094.6

                                                                       Page

         Section 4.02.      Distributions................................ 94
         Section 4.03.      Statements to Certificateholders.............110
         Section 4.04.      Distribution of Reports to the
                            Trustee and the Company; Advances
                            by the Master Servicer.......................113
         Section 4.05.      Allocation of Realized Losses................115
         Section 4.06.      Reports of Foreclosures and Abandonment
                            of Mortgaged Property.                 ......117
         Section 4.07.      Optional Purchase of Defaulted Mortgage
                            Loans.                                 ......117
         Section 4.08.      Distributions on the Uncertificated
                            REMIC I and REMIC II Regular Interests.
                                     ....................................118
         Section 4.09.      Insured Reserve Fund.........................120
         Section 4.10       Rounding Account.............................121
         Section 4.11. Principal Distributions on the Insured
                  Certificates...........................................121



NY1-188094.6

                                                                        Page


                                                     ARTICLE V

                                                 THE CERTIFICATES

         Section 5.01.      The Certificates.............................128
         Section 5.02.      Registration of Transfer and Exchange of
                            Certificates.
                             ............................................131
         Section 5.03.      Mutilated, Destroyed, Lost or Stolen
                            Certificates.................................136
         Section 5.04.      Persons Deemed Owners........................137
         Section 5.05.      Appointment of Paying Agent..................137
         Section 5.06.      Optional Purchase of Certificates............137

                                                    ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

         Section 6.01.      Respective Liabilities of the Company
                            and the Master Servicer......................140
         Section 6.02.      Merger or Consolidation of the
                            Company or the Master Servicer;
                            Assignment of Rights and Delegation
                            of Duties by Master Servicer.................140
         Section 6.03.      Limitation on Liability of the Company,
                            the Master Servicer and Others.        ......141
         Section 6.04.      Company and Master
                            Servicer Not to Resign.......................142

                                                    ARTICLE VII

                                                      DEFAULT

         Section 7.01.      Events of Default............................143
         Section 7.02.      Trustee or Company to Act; Appointment
                            of Successor.................................145
         Section 7.03.      Notification to Certificateholders...........146
         Section 7.04.      Waiver of Events of Default..................146

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE


NY1-188094.6

                                                                        Page

         Section 8.01.      Duties of Trustee............................148
         Section 8.02.      Certain Matters Affecting the Trustee........150
         Section 8.03.      Trustee Not Liable for Certificates or
                            Mortgage Loans...............................152
         Section 8.04.      Trustee May Own Certificates.................152
         Section 8.05.      Master Servicer to Pay Trustee's Fees
                            and Expenses; Indemnification.        .......152
         Section 8.06.      Eligibility Requirements for Trustee.........153
         Section 8.07.      Resignation and Removal of the Trustee.......154
         Section 8.08.      Successor Trustee............................155
         Section 8.09.      Merger or Consolidation of Trustee...........155
         Section 8.10.      Appointment of Co-Trustee or Separate
                            Trustee......................................156
         Section 8.11.      Appointment of Custodians....................157
         Section 8.12.      Appointment of Office or Agency..............157

                                                    ARTICLE IX

                                                    TERMINATION

         Section 9.01.      Termination Upon Purchase by the Master
                            Servicer or the Company or
                            Liquidation of All Mortgage Loans............159
         Section 9.02.      Termination of REMIC II......................162
         Section 9.03.      Additional Termination Requirements..........162

                                                     ARTICLE X

                                                 REMIC PROVISIONS

         Section 10.01      REMIC Administration.........................164
         Section 10.02.     Master Servicer, REMIC Administrator and
                            Trustee Indemnification......................168

                                                    ARTICLE XI

                                                  CERTAIN MATTERS
                                           REGARDING FINANCIAL SECURITY

         Section 11.01.     Rights of Financial Security To Exercise
                            Rights of Insured Certificateholders.........170
         Section 11.02.     Claims Upon the FSA Policy; FSA Policy
                            Payments Account.............................170


NY1-188094.6

                                                                        Page

         Section 11.03.     Effect of Payments by Financial
                            Security; Subrogation........................172
         Section 11.04.     Notices and Information to Financial
                  Security...............................................172
         Section 11.05.     Trustee to Hold FSA Policy...................173

                                                    ARTICLE XII

                                             MISCELLANEOUS PROVISIONS

         Section 12.01.     Amendment....................................174
         Section 12.02.     Recordation of Agreement; Counterparts.......177
         Section 12.03.     Limitation on Rights
                            of Certificateholders........................177
         Section 12.04.     Governing Law................................178
         Section 12.05.     Notices......................................178
         Section 12.06.     Notices to Rating Agency.....................179
         Section 12.07.     Severability of Provisions...................180
         Section 12.08.     Supplemental Provisions for
                  Resecuritization.......................................180



NY1-188094.6

                                                     EXHIBITS

Exhibit A:        Form of Class A Certificate
Exhibit B:        Form of Class M Certificate
Exhibit C:        Form of Class B Certificate
Exhibit D:        Form of Class R Certificate
Exhibit E:        Form of Custodial Agreement
Exhibit F:        Mortgage Loan Schedule
Exhibit G:        Form of Seller/Servicer Contract
Exhibit H:        Forms of Request for Release
Exhibit I-1:      Form of Transfer Affidavit and Agreement
Exhibit I-2:      Form of Transferor Certificate
Exhibit J:        Form of Investor Representation Letter
Exhibit K:        Form of Transferor Representation Letter
Exhibit L:        Form of Rule 144A Investment Representation
                  Letter
Exhibit M:        Text of Amendment to Pooling and Servicing
                  Agreement Pursuant to Section 12.01(e) for a
                  Limited Guaranty
Exhibit N:        Form of Limited Guaranty
Exhibit O:        Form of Lender Certification for Assignment of
                  Mortgage Loan
Exhibit P:        Schedule of Discount Fractions
Exhibit Q:        Copy of FSA Policy
Exhibit R:        Form of Request for Exchange


NY1-188094.6

         This is a Pooling and Servicing Agreement, dated as of January 1, 1997, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                                              PRELIMINARY STATEMENT:

         The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I." The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law. A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II," and the Master Servicer will make a separate REMIC election with respect thereto. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3
Certificates and the Uncertificated REMIC II Regular Interests (as defined herein), the rights in and to which will be represented by the Class A-15
Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.



NY1-188094.6

         The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust
Fund created hereunder.



                                    Aggregate Initial
                                       Certificate
                  Pass-Through          Principal                                              Maturity
 Designation          Rate               Balance                    Features                     Date              S&P       Fitch
 -----------         ------             ---------                   --------                    ------            -----      -----

Class A-1            7.35%                $ 54,550,000.00            Senior                January 25, 2027        AAA        AAA
Class A-2            7.50%                $  6,820,000.00            Senior                January 25, 2027        AAA        AAA
Class A-3            7.50%                $ 33,956,396.00            Senior                January 25, 2027        AAA        AAA
Class A-4            7.50%                $ 23,875,000.00        Insured/Senior            January 25, 2027        AAA        AAA
Class A-5            7.50%                $ 41,092,200.00  Prepayment Lockout/Senior       January 25, 2027        AAA        AAA
Class A-6            7.50%                $  9,750,000.00            Senior                January 25, 2027        AAA        AAA
Class A-7       Adjustable Rate           $ 25,963,473.00        Floater/Senior            January 25, 2027        AAA        AAA
Class A-8       Adjustable Rate           $          0.00   Inverse Floater/Interest       January 25, 2027        AAAr       AAA
                                                                  Only/Senior
Class A-9            7.35%                $156,744,610.00            Senior                January 25, 2027        AAA        AAA
Class A-10           7.15%                $ 36,000,000.00  Accretion Directed/Senior       January 25, 2027        AAA        AAA
Class A-11      Adjustable Rate           $  6,260,870.00          Accretion               January 25, 2027        AAA        AAA
                                                            Directed/Floater/Senior
Class A-12      Adjustable Rate           $          0.00   Inverse Floater/Interest       January 25, 2027        AAAr       AAA
                                                                  Only/Senior
Class A-13           7.35%                $  6,079,451.00        Accrual/Senior            January 25, 2027        AAA        AAA
Class A-14           0.00%                $    486,810.08    Principal Only/Senior         January 25, 2027        AAAr       AAA
Class A-15       Variable Rate            $          0.00   Variable Strip/Interest        January 25, 2027        AAAr       AAA
                                                                  Only/Senior
Class R-I            7.50%                $        100.00       Residual/Senior            January 25, 2027        AAA        AAA
Class R-II           7.50%                $        100.00       Residual/Senior            January 25, 2027        AAA        AAA
Class M-1            7.50%                $  8,476,700.00          Mezzanine               January 25, 2027         AA         AA
Class M-2            7.50%                $  5,297,900.00          Mezzanine               January 25, 2027        N/A         A
Class M-3            7.50%                $  4,238,400.00          Mezzanine               January 25, 2027        N/A        BBB
Class B-1            7.50%                $  1,695,400.00         Subordinate              January 25, 2027        N/A         BB
Class B-2            7.50%                $    847,700.00         Subordinate              January 25, 2027         B          B
Class B-3            7.50%                $  1,695,338.32         Subordinate              January 25, 2027        N/A        N/A



NY1-188094.6


         The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $423,830,448.40. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

         In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:


                                                     ARTICLE I

                                                    DEFINITIONS

         Section 1.01.      Definitions.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Accretion Termination Date: With respect to the Class A-13 Certificates, the earlier to occur of (i) the Distribution Date on which the Certificate Principal Balances of the Class A-10 Certificates and the Class A-11 Certificates have been reduced to zero and (ii) the Credit Support Depletion Date.

         Accrual Distribution Amount:  As defined in
Section 4.02(a)(ii)(Y)(D).

         Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-8, Class A-12, Class A-14 and Class A-15 Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-8, Class A-12 and Class A-15 Certificates (other than any Subclass of Class A-15 Certificates) interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Class A-8 Notional Amount, Class A-12 Notional Amount and Class A-15 Notional Amount, respectively. With respect to each Distribution Date, as to any Subclass of Class A-15 Certificates,


NY1-188094.6
interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Class A-15 Subclass Notional Amount thereof. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by
(x) the Master Servicer with a payment of  Compensating  Interest as provided in
Section 4.01 or (y) an Insured Reserve Withdrawal), (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. Any portion of the reductions described in the immediately preceding sentence that are allocated to the Class A- 15 Certificates shall be allocated among the Subclasses thereof, if any, in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

         Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the


NY1-188094.6
related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Adjusted Senior Accelerated Distribution Percentage: With respect to any Distribution Date, the percentage indicated below:


                                                    Adjusted Senior Accelerated
                   Distribution Date                  Distribution Percentage

February 1997 through
January 2002........................ 100%

February 2002 through
January 2003........................ Adjusted Senior Percentage,
                                     plus 70% of the sum of the
                                     Subordinate Percentage and the
                                     Prepayment Lockout Percentage

February 2003 through
January 2004........................ Adjusted Senior Percentage,
                                     plus 60% of the sum of the
                                     Subordinate Percentage and the
                                     Prepayment Lockout Percentage
February 2004 through
January 2005........................ Adjusted Senior Percentage,
                                     plus 40% of the sum of the
                                     Subordinate Percentage and the
                                     Prepayment Lockout Percentage
February 2005 through
January 2006........................ Adjusted Senior Percentage,
                                     plus 20% of the sum of the
                                     Subordinate Percentage and the
                                     Prepayment Lockout Percentage

February 2006 and
thereafter.......................... Adjusted Senior Percentage

provided, however, (i) that any scheduled reduction to the Adjusted Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50%


NY1-188094.6
or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or
(b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B
Certificates and (ii) that for any Distribution Date on which the Adjusted Senior Percentage is greater than the Original Adjusted Senior Percentage, the Adjusted Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-5 Certificates and Class A-14 Certificates) to zero, the Adjusted Senior Accelerated Distribution Percentage shall thereafter be 0%.

         Adjusted Senior Accelerated Step-Down Test: With respect to any Distribution Date, a test that shall be satisfied if either of the following conditions are satisfied: (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the


NY1-188094.6
outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates. The Adjusted Senior Accelerated Step-Down Test will not apply on any Distribution Date on or after the Distribution Date occurring in February 2007.

         Adjusted Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-5 Certificates and the Class A-14 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to
Section 2.03 or 2.04 received or made in the month of


NY1-188094.6
such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

         Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment Agreement:  The Assignment and Assumption
Agreement, dated January 30, 1997, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

         Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the


NY1-188094.6
amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to
Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

         Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $154,377 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                    (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of


NY1-188094.6
         all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

         The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

         Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New
York, the State of Michigan, the State of California or the State


NY1-188094.6
of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

         Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

         Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

         Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

         Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1997-S2" and which must be an Eligible Account.

         Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of the Insured Certificates, Financial Security to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R-I Certificate or Class R-II Certificate for purposes hereof and, solely for the purpose of giving any consent


NY1-188094.6
or direction pursuant to this Agreement, any Certificate, other than a Class R-I Certificate or Class R-II Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         Certificate Principal Balance: With respect to each Class A Certificate (other than the Class A-8, Class A-12 and Class A-15 Certificates) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus (ii) in the case of each Class A-13 Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof on each Distribution Date on or prior to the Accretion Termination Date pursuant to Section 4.02(e), minus (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, however, that solely for the purposes of determining Financial Security's rights as subrogee, the


NY1-188094.6

Certificate Principal Balance of any Insured Certificate shall be deemed to not be reduced by any principal amounts paid to the Holder thereof from FSA Insurance Payments. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-8, Class A-12 and Class A-15 Certificates have no Certificate Principal Balance.



NY1-188094.6

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
Section 5.02.

         Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-15 Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for the purposes of this Agreement.

         Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, or Class A-15 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-15 Certificates) evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions. The Class A-15 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC II Regular Interests. On and after the date of issuance of any Subclass of Class A-15 Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC II Regular Interest or
Interests specified by the initial Holder of the Class A-15 Certificates pursuant to said Section.

         Class A-8 Notional Amount: As of any Distribution Date, with respect to the Class A-8 Certificates, the Certificate Principal Balance of the Class A-7 Certificates immediately prior to such date.

         Class A-12 Notional Amount: As of any Distribution Date, with respect to the Class A-12 Certificates, the Certificate Principal Balance of the Class A-11 Certificates immediately prior to such date.

         Class A-14 Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

         Class A-14 Principal Distribution Amount:  As defined in
Section 4.02(b)(i).



NY1-188094.6

         Class A-15 Notional Amount: As of any Distribution Date, with respect to the Class A-15 Certificates, the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC II Regular Interests immediately prior to such date.

         Class A-15 Subclass Notional Amount: As of any Distribution Date, with respect to any Subclass of Class A-15 Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC II Regular Interests represented by such Subclass immediately prior to such date.

         Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

         Class B Percentage:  The Class B-1 Percentage, Class B-2
Percentage and Class B-3 Percentage.

         Class B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.00%.

         Class B-2 Percentage:  With respect to any Distribution
Date, a fraction, expressed as a percentage, the numerator of


NY1-188094.6
which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage
Loan) immediately prior to such Distribution Date.

         Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.60%.

         Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.40%.

         Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

         Class M Percentage:  The Class M-1 Percentage, Class M-2
Percentage and Class M-3 Percentage.



NY1-188094.6

         Class M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Class M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 3.25%.

         Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided


NY1-188094.6
by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.00%.

         Class R Certificate: Any one of the Class R-I Certificates or Class R-II Certificates.

         Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Closing Date:  January 30, 1997.

         Code:  The Internal Revenue Code of 1986.

         Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

         Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas


NY1-188094.6
therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

         Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

         Cooperative Stock Certificate:  With respect to a
Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

         Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Corporate Trust Services Division, One First National Plaza, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1997-S2.

         Credit Support Depletion Date: The first Distribution Date on which the Senior Percentage equals 100%.


NY1-188094.6

         Cumulative Insurance Payments: As of any time of determination, the aggregate of all FSA Insurance Payments previously made by Financial Security under the FSA Policy minus the aggregate of all payments previously made to Financial Security pursuant to Sections 4.02(a)(xvi) and 4.02(g) hereof as reimbursement for FSA Insurance Payments.

         Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

         Custodian:  A custodian appointed pursuant to a Custodial
Agreement.

         Cut-off Date: January 1, 1997.

         Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Deceased Owner: A Certificate Owner of an Insured
Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in


NY1-188094.6
common or other person empowered to act on behalf of a deceased Certificate Owner causes to be furnished to the Depository evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered
Certificate.

         Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.



NY1-188094.6

         Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 7.50% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 7.50%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

         Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 7.50% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

         Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause REMIC I or REMIC II or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.



NY1-188094.6

         Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

         Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

         Due  Period:   With  respect  to  any  Distribution  Date,  the  period
commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

         Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating


NY1-188094.6
assigned to such Certificates as of the Closing Date by such Rating Agency).

         Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(E) hereof), (iii) the Class A-14 Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

         Event of Default:  As defined in Section 7.01.

         Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

         Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

         Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard
Amount.

         Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section 4.02(b)(i)(E) hereof.

         Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or


NY1-188094.6
resulting in a loss which causes the liquidation of such Mortgage
Loan:

                    (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

                    (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                    (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

                            1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                            2.   by military, naval or air forces; or

                            3. by an agent of any such government, power, authority or forces;

                    (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                    (e) insurrection,  rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

         Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

         FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.


NY1-188094.6

         FDIC: Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC:   Federal   Home  Loan   Mortgage   Corporation,   a   corporate
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.03.

         Financial   Security:   Financial  Security  Assurance  Inc.,  a  stock
insurance company organized and created under the laws of the State of New York, and any successors thereto.

         Financial Security Default: The existence and continuance of a failure by Financial Security to make a payment required under the FSA Policy in accordance with its terms.

         Fitch: Fitch Investors Service, L.P. or its successor in interest.

         FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.



NY1-188094.6

         Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (Y) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

         The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

         FSA Insurance Payment: Any payment made by Financial Security with respect to the Insured Certificates under the FSA Policy.

         FSA Policy: The Financial Guaranty Insurance Policy (No. 50555-N) issued by Financial Security for the benefit of the Holders of the Insured Certificates, including any endorsements thereto, attached hereto as Exhibit Q.

         FSA Policy Payments Account: The account established pursuant to Section 11.02(b) hereof.


NY1-188094.6

         Guaranteed Distribution:  With respect to the Insured
Certificates and any Distribution Date, as defined in the FSA
Policy.

         Indirect  Depository   Participant:   An  institution  that  is  not  a
Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

         Individual Insured Certificate: An Insured Certificate that evidences $1,000 initial Certificate Principal Balance.

         Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

         Initial Monthly Payment Fund:  As defined in Section
2.01(f).

         Initial Class A-15 Notional Amount: With respect to any Class A-15 Certificate, the Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC II Regular Interests represented by such Class A-15 Certificate.

         Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy (excluding the FSA Policy) covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.


NY1-188094.6

         Insured Certificates:  Any one of the Class A-4
Certificates.

         Insured Reserve Fund:   The account established and
maintained by the Trustee in accordance with Section 4.09 hereof.

         Insured Reserve Withdrawal:   As defined in Section 4.09.

         Insurer:  Any named insurer under any Primary Insurance
Policy or any successor thereto or the named insurer in any replacement policy.

         Interest Accrual Period: With respect to any Certificate, other than any Class A-7, Class A-8, Class A-11 and Class A-12 Certificate, and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to any Class A-7, Class A-8, Class A-11 or Class A-12 Certificate and any Distribution Date, the one-month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs. Notwithstanding the foregoing, the distributions of interest on any Distribution Date and the calculation of Accrued Certificate Interest for all Classes of Certificates including the Class A-7, Class A-8, Class A-11, Class A-12 Certificates will reflect interest accrued, and receipts with respect thereto, on the Mortgage Loans for the preceding calendar month, as may be reduced in accordance with the definition of Accrued Certificate Interest.

         Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         LIBOR: With respect to any Distribution Date and the Pass-Through Rates on the Class A-7, Class A-8, Class A-11 and Class A-12 Certificates, the arithmetic mean of the London interbank offered rate quotations for one-month Eurodollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.



NY1-188094.6

         LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

         LIBOR Rate Adjustment Date: With respect to each Distribution Date and the Class A-7, Class A-8, Class A-11 and Class A-12 Certificates, the LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

         Living Owner: A Certificate Owner of an Insured Certificate other than a Deceased Owner.

         Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Class A-8, Class A-12 and Class A-15 Certificates, which have no Certificate Principal Balance) representing a regular interest in REMIC II and the Uncertificated Principal Balance of each REMIC I Regular Interest (other than each Uncertificated REMIC I Regular Interest Z) and the rights to the Class A-8 Certificates and Class A-12 Certificates would be reduced to zero, which is January 25, 2027, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan. The latest possible Maturity Date for each Uncertificated REMIC I Regular Interest Z and Uncertificated REMIC II Regular Interest is January 25, 2027, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.



NY1-188094.6

         Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

         Moody's: Moody's Investors Service, Inc., or its successor in interest.

         Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

         (i)                the Mortgage Loan identifying number ("RFC LOAN
                            #");

         (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

         (iii)              the maturity of the Mortgage Note ("MATURITY
                            DATE");

         (iv)               the Mortgage Rate ("ORIG RATE");

         (v)                the Subservicer pass-through rate ("CURR NET");

         (vi)               the Net Mortgage Rate ("NET MTG RT");


NY1-188094.6

         (vii)              the Pool Strip Rate ("STRIP");

         (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

         (ix)               the Cut-off Date Principal Balance ("PRINCIPAL
                            BAL");

         (x)                the Loan-to-Value Ratio at origination ("LTV");

         (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

         (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

         (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.


NY1-188094.6

         Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto.

         Mortgaged Property: The underlying real property securing a Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

         Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

         Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a United
States Person.

         Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and Financial Security.

         Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing
Agreement.

         Notional Amount:  Any of the Class A-8 Notional Amount,
Class A-12 Notional Amount or Class A-15 Notional Amount.



NY1-188094.6

         Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class A-14 Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 94.74% as of the Closing Date.

         Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

         Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Participant: An institution that clears through or maintains a custodial relationship with the Depository and has access to the Depository's clearing system.

         Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-7, Class A-8, Class A-11, Class A-12, Class A-14 and Class A-15 Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any


NY1-188094.6

Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-7 Certificates and the initial Interest
Accrual Period, 5.975% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.60%, subject to a maximum rate of 9.00% per annum and a minimum rate of 0.60% per annum. With respect to the Class A-8 Certificates and the initial Interest Accrual Period, 3.025% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 8.40% minus LIBOR, subject to a maximum rate of 8.40% per annum and a minimum rate of 0.00% per annum. With respect to the Class A-11 Certificates and the initial Interest Accrual Period, 5.925% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.550%, subject to a maximum rate of 8.500% per annum and a minimum rate of 0.550% per annum. With respect to the Class A-12 Certificates and the initial Interest Accrual Period, 2.575% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 7.950% minus LIBOR, subject to a maximum rate of 7.950% per annum and a minimum rate of 0.000% per annum. With respect to the Class A-15 Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC II Regular Interests as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holder of the Certificates (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-15 Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.4721% per annum. With respect to any Subclass of Class A-15 Certificate and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC II Regular Interests represented by such Subclass as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the


NY1-188094.6
immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Class A- 14 Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

         Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

         Percentage Interest: With respect to any Certificate (other than a Class R-I or Class R-II Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Class A-15 Notional Amount thereof (in the case of any Class A-15 Certificate) divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Class A-15 Notional Amounts, as applicable, of all of the Certificates of the same Class. With respect to a Class R-I or Class R-II Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         Permitted Investments:  One or more of the following:

                    (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                    (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                    (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in


NY1-188094.6

         United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                    (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                    (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

                    (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;



NY1-188094.6
provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

         Permitted Transferee:  Any Transferee of a Class R
Certificate, other than a Disqualified Organization or Non-United
States Person.

         Person:  Any  individual,  corporation,   partnership,  joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

         Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

         Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 7.50% (but not less than 0.00%) per annum.

         Prepayment Allocation Test: With respect to any Distribution Date, a test that shall be satisfied if all of the following conditions are satisfied:
(i) the Subordinate Percentage as of such Distribution Date is at least two times the Subordinate Percentage as of the Closing Date; (ii) the aggregate Stated Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related


NY1-188094.6

Mortgaged Property has been acquired by the Trust Fund) averaged over the last six months as a percentage of the aggregate Stated Principal Balance of all Mortgage Loans averaged over the last six months does not exceed 2%; and (iii) cumulative Realized Losses do not exceed 30% of the aggregate Certificate Principal Balance of the Class M Certificates and Class B Certificates as of the Closing Date. The Prepayment Allocation Test will not apply on any Distribution Date on or after the Distribution Date occurring in February 2006.

         Prepayment Assumption: A prepayment assumption of 265% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

         Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

       (i) For any Distribution Date prior to the Distribution Date in February 2002 (unless the Certificate Principal Balances of the Class A Certificates, other than the Class A-5 Certificates and Class A-14 Certificates, have been reduced to zero), 0%.

         (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause
                    (i) above:

                            (a) in the case of the Class of Class M Certificates
                    then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the


NY1-188094.6
                    related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                            (b) in the  case  of each  other  Class  of  Class M
                    Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

                    (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
         Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be


NY1-188094.6
         allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         Prepayment Distribution Trigger: The Class M-2 Prepayment Distribution Trigger, Class M-3 Prepayment Distribution Trigger,
Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment
Distribution Trigger or Class B-3 Prepayment Distribution
Trigger.

         Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

         Prepayment Lockout Percentage: As of any Distribution Date, the percentage equal to the aggregate Certificate Principal Balance of the Class A-5 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

         Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

         Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).


NY1-188094.6

         Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage
Loan.

         Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

         Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at


NY1-188094.6
the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;
(v) comply with each  representation and warranty set forth in Sections 2.03 and
2.04  hereof and  Section 4 of the  Assignment  Agreement;  and (vi) have a Pool
Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-15 Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R-I Certificates pursuant to Section 4.02 hereof.

         Random Lot: With respect to any Distribution Date, the method by which the Depository will determine which Insured Certificates will be paid, using its established random lot procedures or, if the Insured Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

         Rating Agency: Fitch and Standard & Poor's with respect to the Class A, Class R, Class M-1 and Class B-2 Certificates and Fitch with respect to the Class M-2, Class M-3 and Class B-1 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has


NY1-188094.6
occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

         Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

         Regular Certificate: Any of the Certificates other than a Class R-I Certificate or Class R-II Certificate.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.


NY1-188094.6

         REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

                    (i)           the Mortgage Loans and the related Mortgage
                                  Files,

                    (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

                    (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

                    (iv) the hazard insurance policies and Primary Insurance Policies, if any, and certain proceeds thereof; and

                    (v)           the Rounding Account.

Notwithstanding the foregoing, REMIC I specifically excludes the Insured Reserve Fund, the FSA Policy and the FSA Policy Payments Account.

         REMIC I Certificates:  The Class R-I Certificates.

         REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

         REMIC II Certificates: Any of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates.


NY1-188094.6

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

         REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Request for Release: A request for release, the forms of which are attached as Exhibit H hereto.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.


NY1-188094.6

         Residential Funding:  Residential Funding Corporation, a
Delaware corporation, in its capacity as seller of the Mortgage
Loans to the Company and any successor thereto.

         Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

         Rounding Account: With respect of the Insured Certificates, the account created and maintained pursuant to Section 4.09.

         Rounding Amount: With respect to the Rounding Account, the amount of funds, if any, needed to be withdrawn and used to round the amount of any distributions in reduction of the Certificate Principal Balance of the Insured Certificates upward to the next higher integral multiple of $1,000.

         Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

         Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

         Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

         Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

         Senior Certificates: Any one of the Class A Certificates or Class R Certificates.



NY1-188094.6

         Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Senior Certificates (other than the Certificate Principal Balance of the Class A-14 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

         Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvii) and (xviii).

         Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.



NY1-188094.6

         Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         Special Hazard Amount: As of any Distribution Date, an amount equal to $4,238,304 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 48.2% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.



NY1-188094.6

         The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

         Standard & Poor's: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, or its successor in interest.

         Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

         Subclass: With respect to the Class A-15 Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such


NY1-188094.6

Subclass  will  represent  the  Uncertificated  REMIC  II  Regular  Interest  or
Interests specified by the initial Holder of the Class A-15 Certificates pursuant to Section 5.01(c).

         Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

         Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Class A Certificates and Class R Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Payments in Full and Curtailments with respect to a Discount Mortgage
Loan) to the extent not payable to the Class A Certificates and Class R Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

         Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing
Agreement.



NY1-188094.6

         Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

         Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

         Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

         Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.



NY1-188094.6

         Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership
Interest in a Certificate.

         Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trust Fund:  REMIC I and REMIC II.

         Uncertificated Accrued Interest: With respect to each Distribution Date, (i) as to Uncertificated REMIC I Regular Interest T, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-7 and Class A-8 Certificates if the Pass-Through Rate on such Classes were equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest T, (ii) as to Uncertificated REMIC I Regular Interest U, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-11 and Class A-12 Certificates if the Pass-Through Rate on such Classes were equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest U, (iii) as to Uncertificated REMIC I Regular Interest V, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A- 10 Certificates if the Pass-Through Rate on such Class were equal to the Pass-Through Rate on Uncertificated REMIC I Regular Interest V, (iv) as to Uncertificated REMIC I Regular Interest W, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-1, Class A-9 and Class A-13 Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on Uncertificated REMIC I Regular Interest W, (v) as to Uncertificated REMIC I Regular Interest X, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-14 Certificates if the Pass-Through Rate on such Class were equal to the Uncertificated Pass-Through Rate on Uncertificated REMIC I Regular Interest X, (vi) as to Uncertificated REMIC I Regular Interest Y, an amount equal to the aggregate amount of Accrued Certificate Interest


NY1-188094.6
that would result under the terms of the definition thereof on the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates if the Pass-Through Rates on such Classes were equal to the Uncertificated Pass-Through Rate on Uncertificated REMIC I Regular Interest Y and (vii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-15 Certificates.

         Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests T, U, V, W, X and Y, 9.00%, 8.50%, 7.15%, 7.35%, 0.00%, 7.50%, respectively. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z the Pool Strip Rate for the related Mortgage Loan.

         Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest on any date of determination, an amount equal to $25,963,473 with respect to Uncertificated REMIC I Regular Interest T, an amount equal to $6,260,870 with respect to Uncertificated REMIC I Regular Interest U, an amount equal to $36,000,000 with respect to Uncertificated REMIC I Regular Interest V, an amount equal to $217,374,061 with respect to Uncertificated REMIC I Regular Interest W, $486,810.08 with respect to Uncertificated REMIC I Regular Interest X, $127,995,134.32 with respect to Uncertificated REMIC I Regular Interest Y and $0 with respect to Uncertificated REMIC I Regular Interest Z, minus (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 4.08(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 4.08(d).



NY1-188094.6

         Uncertificated REMIC I Regular Interest T: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-7 and Class A-8 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 9.00% per annum.

         Uncertificated REMIC I Regular Interest U: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-11 and Class A-12 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 8.50% per annum.

         Uncertificated REMIC I Regular Interest V: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-10 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 7.15% per annum.

         Uncertificated REMIC I Regular Interest W: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-1, Class A-9 and Class A-13 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 7.35% per annum.

         Uncertificated REMIC I Regular Interest X: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal


NY1-188094.6

Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-14 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 0.00% per annum.

         Uncertificated REMIC I Regular Interest Y: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 7.50% per annum.

         Uncertificated REMIC I Regular Interest Z: The 1,631 uncertificated partial undivided beneficial ownership interests in REMIC I, numbered sequentially from 1 to 1,631, each relating to a particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

         Uncertificated REMIC I Regular Interests: Uncertificated REMIC I Regular Interest T, Uncertificated REMIC I Regular Interest U, Uncertificated REMIC I Regular Interest V, Uncertificated REMIC I Regular Interest W, Uncertificated REMIC I Regular Interest X, Uncertificated REMIC I Regular Interest Y and Uncertificated REMIC I Regular Interest Z.

         Uncertificated REMIC I Regular Interest T Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest T for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interest U Distribution
Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I


NY1-188094.6

Regular Interest U for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interest V Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest V for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interest W Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest W for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interest X Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest X for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interest Y Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Y for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interest Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Z for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interest Distribution Amounts: The Uncertificated REMIC I Regular Interest T Distribution Amount, Uncertificated REMIC I Regular Interest U Distribution Amount, Uncertificated REMIC I Regular Interest V Distribution Amount, Uncertificated REMIC I Regular Interest W Distribution Amount, Uncertificated REMIC I Regular Interest X Distribution Amount, Uncertificated REMIC I Regular Interest Y Distribution Amount and Uncertificated REMIC I Regular Interest Z Distribution Amount.



NY1-188094.6

         Uncertificated REMIC II Regular Interests: The 1,631 Uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 1,631 each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such Uncertificated REMIC II Regular Interest's pro rata share of the amount distributed pursuant to Sections 4.02(a) and (b).

         Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 4.08(a).

         Underwriter:  As defined in Section 4.09.

         Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after
December 15, 1995.

         Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

         Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 96.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-8, Class A-11, Class A-15, Class R-I and Class R-II Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, except that Financial Security shall be assigned


NY1-188094.6
the Voting Rights of the Insured Certificateholders in the absence of any continuing Financial Security Default; and 1% of all Voting Rights shall be allocated among the Holders of the Class A-8 Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-12 Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-15 Certificates and the Holders of the Class R-I Certificates and Class R-II Certificates shall be entitled to 0.5% and 0.5% of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

         Section 1.02.      Determination of LIBOR.

         LIBOR applicable to the calculation of the Pass-Through Rate on the Class A-7, Class A-8, Class A-11 and Class A-12 Certificates for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined on each LIBOR Rate Adjustment Date.

         On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-7 Certificates and Class A-11 Certificates then outstanding. The


NY1-188094.6

Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-7 Certificates and Class A-11 Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date.

         The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rate applicable to the Class A-7, Class A-8, Class A-11 and Class A-12 Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rate on the Class A-7, Class A-8, Class A-11 and Class A-12 Certificates for the current and the immediately preceding Interest Accrual Period.


NY1-188094.6

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of Mortgage Loans.

         (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the FSA Policy.

         (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                  (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii)  The  original   Mortgage   with  evidence  of  recording
         indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                  (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;



NY1-188094.6

                  (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                  (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

         and (II) with respect to each Cooperative Loan so assigned:

                  (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                  (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                  (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                  (v)               The Security Agreement;

                  (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence


NY1-188094.6
         of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                  (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                  (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                  (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                  (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

         (c) The Company may, in lieu of  delivering  the documents set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) (or copies  thereof as permitted by such  Section) for any Mortgage Loan and
(ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to


NY1-188094.6
the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

         On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

         (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

         The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with


NY1-188094.6
this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

         Any of the  items  set  forth in  Sections  2.01(b)(I)(iv)  and (v) and
(II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

         (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 and the Uncertificated REMIC I Regular Interests as provided for in Section 2.06 be construed as a sale by the Company to the Trustee of the Mortgage Loans and the Uncertificated REMIC I Regular Interests for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and the Uncertificated REMIC I Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans and the Uncertificated REMIC I Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and the Uncertificated REMIC I Regular Interests, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Sections 2.01 and
2.06 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents


NY1-188094.6
in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) the Uncertificated REMIC I Regular Interests and (D) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, the Uncertificated REMIC I Regular Interests and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be


NY1-188094.6
maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and the Uncertificated REMIC I Regular Interests, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by
(1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company,
(3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC I Regular Interest.

                  (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $1,198,927 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in February 1997, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in February 1997. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of REMIC I or REMIC II. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of
Section 1.860G-2(h) of the Treasury Regulations.



NY1-188094.6

         Section 2.02.     Acceptance by Trustee.

         The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

         If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such


NY1-188094.6
omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from REMIC I at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

         Section 2.03.     Representations, Warranties and Covenants
                           of the Master Servicer and the Company   .

         (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                  (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the


NY1-188094.6
         laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                  (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                  (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;



NY1-188094.6

                  (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                  (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

                  (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall


NY1-188094.6
constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

         (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                  (i) No Mortgage Loan is one month or more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                  (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

                  (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 17% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                  (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;


NY1-188094.6

                  (vi) No more than 0.8% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.5% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California. Eleven of the Mortgage Loans, representing approximately 0.39% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, are Cooperative Loans;

                  (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

                  (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                  (ix) Approximately 18.05% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program;

                  (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                  (xi) Two of the Mortgage Loans, representing approximately 0.10% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, were Buydown Mortgage Loans;



NY1-188094.6

                  (xii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations
         Section 1.860G-2(a)(1);

                  (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

                  (xiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

                  (xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either
         (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                  (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

                  (xvii) One Mortgage Loan contains in the related Mortgage File a Destroyed Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering


NY1-188094.6
such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

         Section 2.04.     Representations and Warranties of Sellers.

         The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificate holders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in


NY1-188094.6
respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any


NY1-188094.6
federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

         Section 2.05. Issuance of Certificates Evidencing Interests in REMIC I Certificates.


         The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the Uncertificated REMIC I Regular Interests, and all ownership


NY1-188094.6
interests   of  the   Class  R-I   Certificateholders   and  REMIC  II  in  such
distributions, shall be as set forth in this Agreement.

         Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.


         The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders. The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders. The rights of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders to receive distributions from the proceeds of REMIC II in respect of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates, and all ownership interests of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders in such distributions, shall be as set forth in this Agreement.



NY1-188094.6

         Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.

         The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates in authorized denominations, which evidence ownership of the entire REMIC II.


NY1-188094.6

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

         Section 3.01.     Master Servicer to Act as Servicer.

         (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a


NY1-188094.6

Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause REMIC I or REMIC II to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

         (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

         (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.



NY1-188094.6

         Section 3.02.     Subservicing Agreements Between Master
                           Servicer and Subservicers; Enforcement of
                           Subservicers' and Sellers' Obligations.

         (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to


NY1-188094.6
enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         Section 3.03.     Successor Subservicers.

         The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment,


NY1-188094.6
release the terminated Subservicer from liability for such representations and warranties.

         Section 3.04.     Liability of the Master Servicer.

         Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 3.05.     No Contractual Relationship Between
                           Subservicer and Trustee or Certificateholders


         Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.



NY1-188094.6

         Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

         (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

         (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

         Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

         (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance


NY1-188094.6

Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

         (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than


NY1-188094.6
in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                  (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                  (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

                  (iv) All proceeds of any Mortgage Loans purchased  pursuant to
         Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

                  (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21; and

                  (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such


NY1-188094.6
amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

         (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.



NY1-188094.6

         Section 3.08.     Subservicing Accounts; Servicing Accounts.

         (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

         (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any


NY1-188094.6
month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

         (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

         (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only


NY1-188094.6
to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

         Section 3.09.     Access to Certain Documentation and
                           Information Regarding the Mortgage Loans.

         In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

         Section 3.10.      Permitted Withdrawals from the
                            Custodial Account.

         (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                    (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section
         4.01;

                    (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of


NY1-188094.6

         Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                    (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                    (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                    (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                    (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to
         Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                    (vii)   to reimburse itself or the related
         Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c)


NY1-188094.6
         below or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

                    (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                    (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause
         (ii) or (viii) above; and

                    (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

         (b) Since,  in connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

         (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).



NY1-188094.6

         Section 3.11.      Maintenance of the Primary Insurance
                            Policies; Collections Thereunder.

         (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating


NY1-188094.6
assigned to the Certificates as of the Closing Date by such Rating Agency.

         (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

         Section 3.12.      Maintenance of Fire Insurance and
                            Omissions and Fidelity Coverage.

         (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any


NY1-188094.6
cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of


NY1-188094.6
the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

         (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

         Section 3.13.      Enforcement of Due-on-Sale Clauses;
                            Assumption and Modification Agreements;
                            Certain Assignments.

         (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                    (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                    (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or


NY1-188094.6
         otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

         (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both (i) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (ii) cause either REMIC I or REMIC II to fail to qualify as such under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage


NY1-188094.6

Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that neither REMIC I nor REMIC II would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on either REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect


NY1-188094.6
to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

         Section 3.14.      Realization Upon Defaulted Mortgage Loans.

         (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or


NY1-188094.6
attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan


NY1-188094.6
or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

         (b) In the event that title to any Mortgaged Property is acquired by REMIC I as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in REMIC I until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

         (c) In the event that REMIC I acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of REMIC I shall dispose of such REO Property within two years after its acquisition by REMIC I for purposes of Section 860G(a)(8) of the Code or, at the expense of REMIC I, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause REMIC I to fail to qualify as a REMIC at any time that any


NY1-188094.6

Uncertificated REMIC I Regular Interests are outstanding, in which case REMIC I may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by REMIC I shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of REMIC I in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject REMIC I to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless REMIC I with respect to the imposition of any such taxes.

         (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.



NY1-188094.6

         Section 3.15.      Trustee to Cooperate;
                            Release of Mortgage Files.

         (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

         (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to


NY1-188094.6
the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

         (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.16.      Servicing and Other Compensation;
                            Compensating Interest.

         (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such


NY1-188094.6
clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

         (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

         (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

         (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

         (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b),


NY1-188094.6
respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

         Section 3.17.      Reports to the Trustee and the Company.

         Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

         Section 3.18.      Annual Statement as to Compliance.

         The Master Servicer will deliver to the Company, the Trustee and Financial Security on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation


NY1-188094.6
relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

         Section 3.19.      Annual Independent Public Accountants'
                            Servicing Report.

         On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company, the Trustee and Financial Security stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.



NY1-188094.6

         Section 3.20.      Rights of the Company in Respect
                            of the Master Servicer.

         The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

         Section 3.21.      Administration of Buydown Funds.

         (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.


NY1-188094.6

         (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.


NY1-188094.6

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01.      Certificate Account.

         (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

         (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.



NY1-188094.6

         Section 4.02.      Distributions.

         (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than the Class A-15 Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to the Class A-15 Certificates, shall be equal to the amount (if any) distributed pursuant to
Section 4.02(a)(i) below to the initial Holder of the Class A-15 Certificate or to each Holder of a Subclass thereof, as applicable) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount, together with, as to any Class A-4 Certificate, any Insured Reserve Withdrawal pursuant to Section 4.09 hereof:

                    (i) to the Class A Certificateholders (other than the Class A-14 Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-15 Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and


NY1-188094.6

                    (ii)    (X)     to the Class A-14 Certificateholders,
         the Class A-14 Principal Distribution Amount; and

                               (Y) to the Class A Certificateholders (other than Class A-14 Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) through (v) and Section 4.02(c) through (f), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

                                    (A)   the   Senior   Percentage   for   such
                    Distribution Date times the sum of the following:

                                    (1) the  principal  portion of each  Monthly
                            Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (2)  the  Stated  Principal  Balance  of any
                            Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or
                            2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

                                    (3)     the principal portion of all other
                            unscheduled collections (other than Principal


NY1-188094.6

                            Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
                            Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled, collections, with respect to a Discount Mortgage Loan);

                            (B) with respect to each  Mortgage  Loan for which a
                    Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Adjusted Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Adjusted Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
                    3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                            (C) the  Adjusted  Senior  Accelerated  Distribution
                    Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of


NY1-188094.6
                    such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

                            (D) if such  Distribution Date is on or prior to the
                    Accretion Termination Date, the Accrued Certificate Interest on the Class A-13 Certificates, to the extent added to the Certificate Principal Balance of such Certificate on such Distribution Date in accordance with Section 4.02(e) (the "Accrual Distribution Amount");

                            (E) any Excess Subordinate Principal Amount for such Distribution Date;


                            (F) except as otherwise set forth in Section 4.02(c), the Class A-5 Certificates' pro rata share, based on the Certificate Principal Balance thereof relative to the aggregate of the Certificate Principal Balance of the Class A-5, Class M and Class B Certificates, of the amount of unscheduled collections and prepayments of the type referred to but not included in clauses (B) and (C) above (other than such amounts that are payable to the Class A-14 Certificates); and

                            (G) any amounts  described  in  subsection  (ii)(Y),
                    clauses (A) through (D) and (F) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (G) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

                    (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO


NY1-188094.6

         Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                    (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                    (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-14 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii),
         (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                    (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                    (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-14 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                    (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest


NY1-188094.6
         thereon remaining unpaid from any previous Distribution
         Date, except as provided below;

                    (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-14 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
         (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                    (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                    (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-14 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
         (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                    (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                    (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-14 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of


NY1-188094.6

         Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                    (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus (y) the amount of any Class A-14 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available
         pursuant  to  clause  (x)  of  Section   4.02(a)(xv)  are  insufficient
         therefor;

                    (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-14 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                    (xvi) to  Financial  Security,  as  subrogee  of the Insured
         Certificateholders, to reimburse Financial Security for claims paid under the FSA Policy, to the extent of Cumulative Insurance Payments on the Insured Certificates;

                    (xvii) to the Class A Certificateholders and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the


NY1-188094.6
         outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

                    (xviii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

         Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

         (b) Distributions of principal on the Class A Certificates (other than the Class A-8, Class A-12 and Class A-15 Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

                    (i) first, to the Class A-14 Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-14 Principal Distribution Amount") equal to the aggregate of:

                            (A) the related  Discount  Fraction of the principal
                    portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due


NY1-188094.6

                    Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                            (B) the related  Discount  Fraction of the principal
                    portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                            (C) in connection  with the Cash  Liquidation or REO
                    Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                            (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses
                    (A) through (C) above) that remain undistributed; and

                            (E) the amount of any Class A-14 Collection Shortfalls for such Distribution Date and the amount of any Class A-14 Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;



NY1-188094.6

                    (ii) an amount equal to the Accrual Distribution Amount shall be distributed concurrently to the Class A-10 Certificates and Class A-11 Certificates, on a pro rata basis in proportion to their respective Certificate Principal Balances, in each case until the Certificate Principal Balances thereof have been reduced to zero;

                    (iii) an amount equal to the sum of (A) the Class A-5 Certificates' pro rata share, based on the Certificate Principal Balance thereof relative to the Certificate Principal Balance of all other classes of Senior Certificates (other than the Class A-14 Certificates), of the aggregate of the amounts set forth in clauses 4.02(a)(ii)(Y)(A), (E) and (G) and (B) the amount described in clause 4.02(a)(ii)(Y)(F) shall be distributed to the Class A-5 Certificates in reduction of the Certificate Principal Balance thereof; provided that if the aggregate of the amounts set forth in clauses 4.02(a)(ii)(Y)(A),
         (B), (C), (E), (F) and (G) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount, Class A-14 Principal Distribution Amount and Accrual Distribution Amount have been distributed, the amount paid to the Class A-5 Certificates pursuant to this clause 4.02(b)(iii) shall be reduced by an amount equal to the Class A-5 Certificates' pro rata share of such difference;

                    (iv) the balance of the Senior Principal Distribution Amount, if any, remaining after the distributions described in clauses 4.02(b)(ii) and (iii) above shall be distributed to the Class R-I Certificates and Class R-II Certificates, concurrently, with such amount to be allocated to the Class R-I Certificates and Class R-II Certificates on a pro rata basis (in proportion to their respective Certificate Principal Balances), until the Certificate Principal Balances thereof have been reduced to zero;

                    (v)  the   balance,   if  any,   of  the  Senior   Principal
         Distribution Amount remaining after the distributions described in clauses 4.02(b)(ii), (iii) and (iv) above shall be distributed as follows:



NY1-188094.6

                            (A) first,  until the Certificate  Principal Balance
                    of the Class A-7 Certificates has been reduced to zero, concurrently:

                                  (1)  9.0909026929% of the amount set forth in
                            Section 4.02(b)(v) above shall be distributed to the Class A-7 Certificates; and

                                    (2)     90.9090973071% of the amount set
                            forth in Section 4.02(b)(v) above shall be distributed as follows:

                                            (aa) first, until an amount equal to
                                    $95,375,500 has been distributed pursuant to
                                    this      Section      4.02(b)(v)(A)(2)(aa),
                                    concurrently as follows:

                                                     (i)  76.4291209674%  of the
                                            amount    set   forth   in   Section
                                            4.02(b)(v)(A)(2)   above   shall  be
                                            distributed   to   the   Class   A-9
                                            Certificates  in  reduction  of  the
                                            Certificate     Principal    Balance
                                            thereof; and

                                                     (ii)  23.5708790326% of the
                                            amount    set   forth   in   Section
                                            4.02(b)(v)(A)(2)   above   shall  be
                                            distributed as follows:

                                                              (Y)         first,
                                                     concurrently  to the  Class
                                                     A-10 Certificates and Class
                                                     A-11  Certificates on a pro
                                                     rata  basis (in  proportion
                                                     to     their     respective
                                                     Certificate       Principal
                                                     Balances)     until     the
                                                     Certificate       Principal
                                                     Balances  thereof have been
                                                     reduced to zero; and

                                                              (Z) second, to the
                                                     Class  A-13   Certificates,
                                                     until    the    Certificate
                                                     Principal  Balance  thereof
                                                     has been reduced to zero;

                                            (bb)  second, until the Certificate
                                    Principal Balance of the Class A-1


NY1-188094.6

                                    Certificates   has  been  reduced  to  zero,
                                    concurrently as follows:

                                               (i) 63.1934313400% of the amount
                                          set forth in Section 4.02(b)(v)(A)(2)
                                          bove shall be distributed to the Class
                                          A-1 Certificates; and

                                                     (ii)  36.8065686600% of the
                                            amount    set   forth   in   Section
                                            4.02(b)(v)(A)(2)   above   shall  be
                                            distributed concurrently as follows:

                                                              (Y) 76.4291209674%
                                                     of the  amount set forth in
                                                     Section
                                                     4.02(b)(v)(A)(2)(bb)(ii)
                                                     shall be distributed to the
                                                     Class A-9  Certificates  in
                                                     reduction       of      the
                                                     Certificate       Principal
                                                     Balance thereof; and

                                                              (Z) 23.5708790326%
                                                     of the  amount set forth in
                                                     Section
                                                     4.02(b)(v)(A)(2)(bb)(ii)
                                                     above shall be  distributed
                                                     as follows:

                                                                       (I)
                                                              first,
                                                              concurrently    to
                                                              the   Class   A-10
                                                              Certificates   and
                                                              Class         A-11
                                                              Certificates  on a
                                                              pro rata basis (in
                                                              proportion      to
                                                              their   respective
                                                              Certificate
                                                              Principal
                                                              Balances)    until
                                                              the    Certificate
                                                              Principal Balances
                                                              thereof  have been
                                                              reduced  to  zero;
                                                              and

                                                                       (II)
                                                              second,   to   the
                                                              Class         A-13
                                                              Certificates,
                                                              until          the
                                                              Certificate
                                                              Principal  Balance
                                                              thereof  has  been
                                                              reduced to zero;



NY1-188094.6

                                            (cc) third, until an amount equal to
                                    $77,937,168 has been distributed pursuant to
                                    this      Section      4.02(b)(v)(A)(2)(cc),
                                    concurrently as follows:

                                                     (i)  76.4291209674%  of the
                                            amount    set   forth   in   Section
                                            4.02(b)(v)(A)(2)       shall      be
                                            distributed   to   the   Class   A-9
                                            Certificates  until the  Certificate
                                            Principal  Balance  thereof has been
                                            reduced to zero; and

                                                     (ii)  23.5708790326% of the
                                            amount    set   forth   in   Section
                                            4.02(b)(v)(A)(2)   above   shall  be
                                            distributed as follows:

                                                              (Y)         first,
                                                     concurrently  to the  Class
                                                     A-10 Certificates and Class
                                                     A-11  Certificates on a pro
                                                     rata  basis (in  proportion
                                                     to     their     respective
                                                     Certificate       Principal
                                                     Balances)     until     the
                                                     Certificate       Principal
                                                     Balances  thereof have been
                                                     reduced to zero; and

                                                              (Z) second, to the
                                                     Class  A-13   Certificates,
                                                     until    the    Certificate
                                                     Principal  Balance  thereof
                                                     has been reduced to zero;

                            (B) second, until an amount equal to $20,154,113 has
                    been distributed pursuant to this Section 4.02(b)(v)(B), concurrently as follows:

                                    (1)  first, to the Class A-2 Certificates,
                            until the Certificate Principal Balance thereof has been reduced to zero; and

                                    (2)  second, to the Class A-3 Certificates,
                            in reduction of the Certificate Principal Balance thereof; and

                            (C)     third, concurrently as follows:



NY1-188094.6

                                    (1)  24.8810304472%  of the amount set forth
                            in Section 4.02(b)(v) above shall be distributed as follows:

                                            (aa)   first,   to  the   Class  A-3
                                    Certificates,    until    the    Certificate
                                    Principal Balance thereof has been reduced by an amount equal to $3,747,283 pursuant to this Section 4.02(b)(v)(C)(1)(aa); and

                                        (bb) second, to the Class A-6
                                Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                                (2)  75.1189695528%  of the amount set forth
                        in Section 4.02(b)(v) above shall be distributed as follows:

                                        (aa)  first, to the Class A-3
                                Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                                        (bb) second, to the Class A-4
                                Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and


                    (vi) the balance, if any, of the Senior Principal Distribution Amount remaining after the distributions described in clauses 4.02(b)(ii) through (v) above shall be distributed to the Class A-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero.

         (c) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-5 Certificates and Class A-14 Certificates) to zero but prior to the occurrence of the Credit Support Depletion Date, the Available Distribution Amount will be paid solely to the holders of the Class A-5, Class A-14, Class A-15, Class M and Class B Certificates, in each case as described herein, except that the aggregate amount of Prepayments in Full and Curtailments (other than the related Discount Fraction of the principal portion of such Prepayments in Full and Curtailments, with respect to a


NY1-188094.6

Discount Mortgage Loan) during the related Prepayment Period will be distributed as follows:

                    (i) on any Distribution Date prior to the Distribution Date occurring in February 2000 on which the Prepayment Allocation Test is met, the Class M Certificates and Class B Certificates in the aggregate will receive 50% of their pro rata share (based on the aggregate Certificate Principal Balances of the Class A-5, Class M and Class B Certificates immediately prior to such Distribution Date) of such Principal Prepayments in Full and Curtailments and the Class A-5 Certificates will receive the remainder of such Principal Prepayments in Full and Curtailments;

                    (ii) on any Distribution Date occurring on or after the Distribution Date in February 2000 but prior to the Distribution Date in February 2006 on which the Prepayment Allocation Test is met, such Principal Prepayments in Full and Curtailments will be distributed on a pro rata basis between (X) the Class A-5 Certificates and (Y) the Class M Certificates and Class B Certificates collectively;

                    (iii) on any Distribution Date occurring prior to the Distribution Date occurring in February 2006 on which the Prepayment Allocation Test is not met, all such Principal Prepayments in Full and Curtailments will be distributed to the holders of the Class A-5 Certificates;

                    (iv) on any Distribution Date on or after the Distribution Date in February 2006 and prior to the Distribution Date in February 2007 on which the Adjusted Senior Accelerated Step-Down Test is met, all such Principal Prepayments in Full and Curtailments will be distributed on a pro rata basis between (X) the Class A-5 Certificates and (Y) the Class M Certificates and Class B Certificates collectively;

                    (v) on any Distribution Date on or after the Distribution Date in February 2006 and prior to the Distribution Date in February 2007 on which the Adjusted Senior Accelerated Step-Down Test is not met, all such Principal Prepayments in Full and Curtailments will be


NY1-188094.6
         distributed to the holders of the Class A-5 Certificates;
         and

                    (vi) on any Distribution Date occurring on or after the Distribution Date occurring in February 2007, all such Principal Prepayments in Full and Curtailments will be distributed on a pro rata basis between (X) the Class A-5 Certificates and (Y) the Class M Certificates and Class B Certificates collectively.

         (d) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the various classes of Senior Certificates (other than the Class A-14 Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-14 Certificates and the Senior Principal Distribution Amount will be distributed among all classes of Senior Certificates (other than the Class A-14 Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances.

         (e) On each Distribution Date prior to the Accretion Termination Date, an amount equal to the Accrued Certificate Interest that would otherwise be distributed on the Class A-13 Certificates shall be added to the Certificate Principal Balance of such Certificates; provided that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-13 Certificates for such Distribution Date will be paid to the Holders of the Class A-13 Certificates. On and after the Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Class A-13 Certificates for such Distribution Date shall be payable to the Holders of the Class A-13 Certificates to the extent not required to fully retire the Class A-10 Certificates and Class A-11 Certificates on the Accretion Termination Date. Any such Accrued Certificate Interest on the Class A-13 Certificates that is required to be paid to the Holders of the Class A-10 Certificates and Class A-11 Certificates on the Accretion Termination Date will be added to the Certificate Principal Balance of the Class A-13
Certificates in the manner described in the first sentence of this Section 4.02(e).



NY1-188094.6

         (f) In addition to the foregoing distributions on the Insured Certificates, the Master Servicer on behalf of the Trustee or the Paying Agent appointed by the Trustee shall distribute on each Distribution Date the amount, if any, paid under the Policy and transferred to the Certificate Account with respect to such Distribution Date pursuant to Section 11.02(b).

         (g) Notwithstanding the priorities relating to distributions of principal among the Insured Certificates described above, on any Distribution Date, distributions in respect of principal on the Insured Certificates will be allocated among the Holders of the Insured Certificates as set forth in Section
4.11. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Insured Certificates (including, for purposes of this paragraph, the portion of any FSA Insurance Payment allocable to principal) the aggregate amount allocable to such distributions will be rounded upward by the Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made by withdrawing from the Rounding Account the Rounding Amount for deposit into the Certificate Account, and such Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Insured Certificates. On each succeeding Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Insured Certificates will be applied to repay the Rounding Amount withdrawn from the Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and such determined Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Insured Certificates. Any funds remaining in the Rounding Account after the Certificate Principal Balance of the Insured Certificates is reduced to zero shall be distributed to the Class R-I Certificateholders.

         (h) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a


NY1-188094.6

Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (or to Financial Security, as subrogee for such Certificateholders, to the extent Financial Security made an FSA Insurance Payment in respect of such Realized Loss)(with the amounts to be distributed allocated among such Classes in the same proportions as such
Realized   Loss  was   allocated),   and   within   each   such   Class  to  the
Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 12.01(e) or
(ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A- 15 Certificates), on a pro rata basis based on the Percentage


NY1-188094.6

Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-15 Certificates, to the Class A-15 Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

         (i) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. The Trustee and the Depository shall be responsible for the allocation of the aggregate amount of distributions in reduction of the Certificate Principal Balance of the Insured Certificates as set forth in Section 4.11. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

         (j) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not


NY1-188094.6
surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

         Section 4.03.     Statements to Certificateholders.

         (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, Financial Security and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

                  (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate
         Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                  (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

                  (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                  (iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

                  (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                  (vi) the Guaranteed Distribution for such Distribution Date, and the respective portions thereof allocable to principal and interest for each Class of Insured Certificates;

                  (vii) the amount of any FSA Insurance Payment made on such Distribution Date, the amount of any reimbursement payment made to Financial Security on such Distribution Date


NY1-188094.6
         pursuant  to  Sections   4.02(a)(xvi)  and  the  amount  of  Cumulative
         Insurance Payments after giving effect to any such FSA Insurance Payment or any such reimbursement payment to Financial Security;

                  (viii) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B
         Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                  (ix) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

                  (x) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

                  (xi) the number, aggregate principal balance and book value of any REO Properties;

                  (xii) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                  (xiii) the Pass-Through Rates on the Class A-7, Class A-8, Class A-11 and Class A-12 Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

                  (xiv) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                  (xv) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to


NY1-188094.6
         the Class A-15 Certificates and each Subclass, if any, thereof;

                  (xvi)    the occurrence of the Credit Support
         Depletion Date and the Accretion Termination Date;

                  (xvii) the Adjusted Senior Accelerated Distribution Percentage applicable to such distribution;

                  (xviii) the Adjusted Senior Percentage for such Distribution Date;

                  (xix) the aggregate amount of Realized Losses for such Distribution Date;

                  (xx) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

                  (xxi) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

                  (xxii) the  weighted  average  Mortgage  Rates of the Mortgage
         Loans  after  giving  effect  to  the  amounts   distributed   on  such
         Distribution Date; and

                  (xxiii) the amount of any payment made from the Insured Reserve Fund on such Distribution Date and the balance of the Insured Reserve Fund after giving effect to such amounts.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

         (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause


NY1-188094.6
to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

         (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

         (d) Upon the  written  request  of any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

         Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

         (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, Financial Security, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount;
(ii) the amounts required to be withdrawn from the Custodial Account, the Insured Reserve Fund and the Rounding Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date


NY1-188094.6
pursuant to clause (iii) of Section 4.01(a); and (iii) the amount of Cumulative Insurance Payments as of such Determination Date; provided, however, that the Master Servicer shall provide to the Trustee a written statement setting forth the portion of the Senior Principal Distribution Amount distributable to the Insured Certificates on any Distribution Date on a date prior to the close of business on the next Business Day succeeding each Determination Date, if necessary to enable the Trustee to notify Depository in accordance with Section 4.11(c). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

         (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use


NY1-188094.6
any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

         The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

         In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         The  Trustee  shall  deposit  all funds it  receives  pursuant  to this
Section 4.04 into the Certificate Account.


NY1-188094.6

         Section 4.05.     Allocation of Realized Losses.

         Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; ; and, thereafter, if such Realized Losses are on a Discount
Mortgage Loan, to the Class A-14 Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-14 Certificates), Class R Certificates on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-14 Certificates), Class M, Class B and Class R Certificates, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-14 Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-14 Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

         As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates


NY1-188094.6
means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon for such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates (other than the Class A-15 Certificates) hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby. All Realized Losses and all other losses allocated to the Class A-15 Certificates hereunder will be allocated to the Class A-15 Certificates and, if any Subclasses thereof have been issued pursuant to Section 5.01(c), such Realized Losses and other losses shall be allocated among the Subclasses of such Class in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

         Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage


NY1-188094.6
interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.


         Section 4.07.     Optional Purchase of Defaulted Mortgage
                           Loans.

         As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed


NY1-188094.6

Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

         Section 4.08. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

         (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

                (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 4.08(b), an amount equal to the sum of the amounts in respect of principal distributable on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-9, Class A-10, Class A-11, Class A-13, Class A- 14, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

         (b) The  amount  described  in  Section  4.08(a)(ii)  shall  be  deemed distributed to (i) Uncertificated REMIC I Regular Interest T, (ii) Uncertificated REMIC I Regular Interest U, (iii) Uncertificated REMIC I Regular Interest V, (iv) Uncertificated REMIC I Regular Interest W, (v) Uncertificated REMIC I Regular Interest X and (vi) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to the (i) Class A-7 and Class A-8 Certificates, (ii) Class A-11 and Class A-12 Certificates, (iii) Class A-10 Certificates, (iv) Class A-1, Class A-9 and Class A-13 Certificates, (v) Class A-14 Certificates and (v) Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates, respectively, under


NY1-188094.6

Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

         (c) The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 4.08(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

         (d)      In determining from time to time the Uncertificated
REMIC Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

         (I)  Realized  Losses  allocated to the Class A-15  Certificates  under
         Section 4.05 shall be deemed allocated to the REMIC II Uncertificated Regular Interests pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC Regular II Interests for the Distribution Date for which such allocation is being made in the absence of such allocation;

         (II)  Realized  Losses  allocated  to  the  Class  A-7  and  Class  A-8
         Certificates   under   Section  4.05  shall  be  deemed   allocated  to
         Uncertificated REMIC I Regular Interest T;

         (III)  Realized  Losses  allocated  to the Class  A-11 and  Class  A-12
         Certificates   under   Section  4.05  shall  be  deemed   allocated  to
         Uncertificated REMIC I Regular Interest U;

         (IV) Realized  Losses  allocated to the Class A-10  Certificates  under
         Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V;

         (V) Realized Losses allocated to the Class A-1, Class A-9 and Class A-13 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

         (VI) Realized  Losses  allocated to the Class A-14  Certificates  under
         Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;



NY1-188094.6

         (VII) Realized Losses allocated to the Class A-2, Class A- 3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

         (VI) Realized Losses allocated to the Uncertificated REMIC II Regular Interests under clause (I), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

         (e) On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7,
Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates the amounts distributable thereon, from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 4.08. The amounts deemed distributed hereunder with respect to the Class A-15 Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests comprise the Class A-15 Certificates.

         (f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

         Section 4.09.     Insured Reserve Fund.

                  No later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Insured Reserve Fund, The First National Bank of Chicago, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1997-S2, Class A-4." On the Closing Date, Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") shall deposit with the Trustee, and the Trustee shall deposit


NY1-188094.6
into the Insured Reserve Fund, cash in an amount equal to $17,500.

                  The Master Servicer shall direct the Trustee in writing on each Distribution Date to withdraw amounts on deposit in the Insured Reserve Fund for deposit into the Certificate Account, and to pay to the holders of the Insured Certificates pursuant to Section 4.02(a)(i), the amount of Prepayment Interest Shortfalls otherwise allocable to the Class A-4 Certificates pursuant to the definition of Accrued Certificate Interest (to the extent not offset by the Master Servicer pursuant to Section 3.16(e) hereof), and to the extent of funds on deposit in the Insured Reserve Fund (the amount of such withdrawal for any Distribution Date, the "Insured Reserve Withdrawal").

                  For federal income tax purposes, the Underwriter shall be the owner of the Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Insured Reserve Fund shall not be an asset of the REMIC. The Insured Reserve Fund shall be invested in Permitted Investments at the direction of the Underwriter. All income and gain realized from investment of funds deposited in the Insured Reserve Fund shall be deposited in the Insured Reserve Fund for the sole use and exclusive benefit of the Insured Reserve Fund. The amount of any loss incurred in respect of any such investments shall be deposited in the Insured Reserve Fund by the Underwriter out of its own funds immediately as realized without any right of reimbursement. The balance, if any, remaining in the Insured Reserve Fund on the Distribution Date on which the Certificate Principal Balance of the Insured Certificates is reduced to zero will be distributed by the Trustee to the Underwriter. To the extent that the Insured Reserve Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC and (2) it shall be owned by the Underwriter, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations. The Insured Reserve Fund may not be owned by more than one Person.

                  Section 4.10      Rounding Account.

                  No later than the Closing Date, the Trustee will establish and maintain with itself a segregated trust account that is an Eligible Account, which shall be titled "Rounding


NY1-188094.6

Account, The First National Bank of Chicago, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1997-S2, Class A-4." On the Closing Date, the Underwriter shall deposit with the Trustee, and the Trustee shall deposit into the Rounding Account, cash in an amount equal to $999.99.

                  The Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Rounding Account to pay to the holders of the Insured Certificates pursuant to Section 4.02(e)(i) the Rounding Amount. In addition, the Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Certificate Account to repay to the Rounding Account the Rounding Amount from the prior Distribution Date as contemplated in Section 4.02(e)(i).

         Section 4.11. Principal Distributions on the Insured Certificates. Distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Owners of Insured Certificates and at the request of Living Owners of Insured Certificates or by mandatory distributions by Random Lot, pursuant to clauses (a) and (d) below, or on a pro rata basis pursuant to clause (e) below.

                  (a) On each Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, such distributions will be made in the following priority:

                  (i) any request by the personal representatives of a Deceased Owner or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate amount of $100,000 per request; and

                  (ii) any request by a Living Owner, but not exceeding an aggregate amount of $10,000 per request.

                  Thereafter, distributions will be made, with respect to the Insured Certificates, as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000, respectively. This


NY1-188094.6
sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of the Insured Certificates until all such requests have been honored.

                  Requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates presented on behalf of Deceased Owners in accordance with the provisions of clause (i) above will be accepted in order of their receipt by the Depository. Requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates presented in accordance with the provisions of clause (ii) above will be accepted in the order of their receipt by the Depository after all requests presented in accordance with clause (i) have been honored. All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be accepted in accordance with the provisions set forth in
Section 4.11(c). All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates with respect to any Distribution Date must be received by the Depository and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions that are received by the Depository and forwarded to the
Trustee after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.11(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Insured Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Insured Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 4.11(c) using a form required by the Depository.

                  Distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be applied in an amount


NY1-188094.6
equal to the Senior Principal Distribution Amount allocable to such Class pursuant to Section 4.02(b), plus any amounts available for distribution from the Rounding Account established as provided in Section 4.09, provided that the aggregate distribution in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

                  To the extent that the portion of the Senior Principal Distribution Amount allocable to distributions in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of Insured Certificates with respect to which distribution requests, as set forth above, have been received (plus any amounts required to be distributed pursuant to the Rounding Account), distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distribution pursuant to Section 4.11(d).

                  (b) An Insured Certificate shall be deemed to be held by a Deceased Owner for purposes of this Section 4.11 if the death of the Certificate Owner thereof is deemed to have occurred. Insured Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner, and the Insured Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Certificate Principal Balance thereof, subject to the limitations stated above. Insured Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Insured Certificates greater than the number of Individual Insured Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Insured Certificates, as applicable, owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust.


NY1-188094.6

The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Insured Certificates will be deemed to be the death of the Certificate Owner of such Insured Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Certificate interests shall include the power to sell, transfer or otherwise dispose of an Insured Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Balance of the Insured Certificates, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.11(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Owners in Section 4.11(a).

                  (c) Requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in Insured Certificates. In the case of a request on behalf of a Deceased Owner, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on a form required by the Depository and provided to the Depository Participant. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, Master Servicer, the Trustee or Financial Security shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the


NY1-188094.6

Depository, a Depository Participant or any Indirect Depository
Participant.

                  The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Insured Certificates that have submitted requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates, together with the order of receipt and the amounts of such requests. The Depository will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 4.11(a) above). The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least three Business Days prior to such Distribution Date based on the report received by the Trustee pursuant to Section 4.04 and shall notify the Depository as to the amount of the Senior Principal Distribution amount to be distributed to the Insured Certificates by Random Lot pursuant to Section 4.11(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.11. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected persons.

                  Individual Insured Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs, and notwithstanding anything to the contrary herein, no amounts shall be due from Financial Security or otherwise with respect to interest on such Certificates after such last day of the month.

                  Any Certificate Owner of an Insured Certificate that has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, on a form


NY1-188094.6
required by the Depository, to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of the Insured Certificates on such Distribution Date.

                  In the event any requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 4.11, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

                  (d) To the extent, if any, that distributions in reduction of the Certificate Principal Balance of the Insured Certificates on a Distribution Date exceed the outstanding Certificate Principal Balance of Insured Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.11(a) above, the additional distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Insured Certificates will be made by Random Lot in accordance with the then-applicable Random Lot procedures of the Depository, the Depository Participants and the Indirect Depository Participants representing the Certificate Owners; provided however, that, if after the distribution in reduction of the Certificate Principal Balance of the Insured Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the Certificate Principal Balance of the Insured Certificates would not be reduced to zero, the Individual Insured Certificates to which such distributions will be applied shall be selected by the Depository from those Insured Certificates not otherwise receiving distributions in reduction of the Certificate Principal Balance on such Distribution Date. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Certificate Principal Balance of the Insured Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant


NY1-188094.6
and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Individual Insured Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Certificate Principal Balance of the Insured Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Insured Certificates selected for mandatory distributions in reduction of the Certificate Principal Balance thereof are required to provide notice of such mandatory distributions to the affected Certificate Owners. The Master Servicer agrees to notify the Trustee of the amount of distributions in reduction of the Certificate Principal Balance of the Insured Certificates to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations pursuant to the Letter of Representations dated the Business Day immediately preceding the Closing Date among the Company, the Trustee and the Depository.

                  (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on which any Realized Losses are allocated to the Insured Certificates and with respect to which a Financial Security Default has occurred, distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made pro rata among the Certificate Owners of the Insured Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by this Section 4.11 or mandatory distributions by Random Lot.

                  (f) In the event that Definitive Certificates representing the Insured Certificates are issued pursuant to Section 5.01, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Insured Certificates, with the provisions of this Section 4.11.




NY1-188094.6

                                                     ARTICLE V

                                                 THE CERTIFICATES

         Section 5.01.     The Certificates.

         (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class A-15 and Class R Certificates, shall be issuable in minimum dollar denominations (by Certificate Principal Balance or Notional Amount) of $25,000 (or $1,000 in the case of the Class A-4 Certificates and $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (in the case of the Class A-1, Class A- 2, Class A-3, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12 and Class A-13 Certificates) and $1,000 (in the case of all other Classes of Certificates) in excess thereof, except that one Certificate of each of the Class A-14, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:

                           Class A-14                         $ 25,810.08
                           Class M-1                          $ 25,700.00
                           Class M-2                          $250,900.00
                           Class M-3                          $250,400.00
                           Class B-1                          $250,400.00
                           Class B-2                          $250,700.00
                           Class B-3                          $250,338.32

         The Class A-15, Class R-I and Class R-II Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R-I Certificate and one Class R-II Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%. Each Subclass of


NY1-188094.6

Class A-15 Certificates shall be issuable in minimum denominations of not less than a 100% Percentage Interest, except as provided in Section 5.01(c).

         The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (b) The Class A Certificates, other than the Class A-14 Certificates and Class A-15 Certificates, shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificateholders shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-14 Certificates and Class A- 15 Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.


NY1-188094.6

         The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If  (i)(A)  the  Company  advises  the  Trustee  in  writing  that  the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.



NY1-188094.6

         (c) From time to time Residential Funding, as the initial Holder of the Class A-15 Certificates, may exchange such Holder's Class A-15 Certificates for Subclasses of Class A-15 Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit R executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC II Regular Interests corresponding to the Class A-15 Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-15-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC II Regular Interest or Interests specified in writing by such initial Holder to the Trustee. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         Section 5.02.     Registration of Transfer and Exchange of
                           Certificates.

         (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

         (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the


NY1-188094.6
conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

         (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section 5.02(e), in the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or


NY1-188094.6
the Master Servicer or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

         (e) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or
(ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J (with respect to any Class M Certificate or any Class B Certificate) or with a certification to the effect set forth in paragraph five of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further


NY1-188094.6
inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership
         Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has


NY1-188094.6
         reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

                  (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

         (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.


NY1-188094.6

         (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any


NY1-188094.6

Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

         (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

         (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                  (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                  (B) subject to Section 10.01(f), a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause either REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) either REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified


NY1-188094.6

         Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

         (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.


         Section 5.03.     Mutilated, Destroyed, Lost or Stolen
                           Certificates.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.



NY1-188094.6

         Section 5.04.     Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, Financial Security, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, Financial Security or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, Financial Security, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, Financial Security or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(g).

         Section 5.05.     Appointment of Paying Agent.

         The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

         The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

         Section 5.06.     Optional Purchase of Certificates.

         (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to


NY1-188094.6
purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

         (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

                  (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                  (ii)     the purchase price therefor, if known, and

                  (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

         (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to


NY1-188094.6
the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon, any previously unpaid Accrued Certificate Interest with respect thereto and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution.

         (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this
Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall


NY1-188094.6
remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.


NY1-188094.6

                                                    ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

         Section 6.01. Respective Liabilities of the Company and the Master Servicer.

         The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

         Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

         (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's


NY1-188094.6
ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

         (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

         Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others.

         Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would


NY1-188094.6
otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.



NY1-188094.6

         Section 6.04.     Company and Master Servicer Not to Resign.

         Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.


NY1-188094.6

                                                    ARTICLE VII

                                                      DEFAULT

         Section 7.01.     Events of Default.

         Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                  (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or


NY1-188094.6
         state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                  (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) the Master Servicer shall notify the Trustee  pursuant to
         Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On


NY1-188094.6
or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.



NY1-188094.6

         Section 7.02.     Trustee or Company to Act; Appointment of
                           Successor.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such


NY1-188094.6
capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The
Servicing  Fee for any  successor  Master  Servicer  appointed  pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

         Section 7.03.     Notification to Certificateholders.

         (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         Section 7.04.     Waiver of Events of Default.

         The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 12.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of


NY1-188094.6

Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.


NY1-188094.6

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE

         Section 8.01.     Duties of Trustee.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

         The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of both REMIC I and REMIC II as REMICs under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either REMIC I or REMIC II to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.


NY1-188094.6

         (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the


NY1-188094.6

         Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                  (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

         Section 8.02.     Certain Matters Affecting the Trustee.

         (a)      Except as otherwise provided in Section 8.01:

                  (i) The Trustee may rely and shall be  protected  in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or


NY1-188094.6
         omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                  (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have


NY1-188094.6
         occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                  (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

         (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

         Section 8.03.     Trustee Not Liable for Certificates or
                           Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any


NY1-188094.6

Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

         Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         Section 8.05.     Master Servicer to Pay Trustee's Fees
                           and Expenses; Indemnification.

         (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and


NY1-188094.6
expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                  (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                  (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                  (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

         Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid


NY1-188094.6
supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07.     Resignation and Removal of the Trustee.

         (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the


NY1-188094.6
date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

         (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

         Section 8.08.     Successor Trustee.

         (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and


NY1-188094.6
deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.09.     Merger or Consolidation of Trustee.

         Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

         Section 8.10.     Appointment of Co-Trustee or Separate
                           Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall


NY1-188094.6
execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement,


NY1-188094.6
specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11.     Appointment of Custodians.

         The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

         Section 8.12.     Appointment of Office or Agency.

         The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, NY 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.05(c)


NY1-188094.6
hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.


NY1-188094.6

                                                    ARTICLE IX

                                                    TERMINATION

         Section 9.01. Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.

         (a) Subject to Section 9.03, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                  (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master


NY1-188094.6

         Servicer, to avoid disqualification of either REMIC I or REMIC II as a REMIC.

         The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

         (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                  (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,


NY1-188094.6

                  (ii) the amount of any such final payment, if known, and

                  (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

         (c) In the case of the Class A, Class M, Class B and Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each
Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest, any previously unpaid Accrued Certificate Interest and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

         (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in


NY1-188094.6
the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

         Section 9.02.     Termination of REMIC II.

                  REMIC II shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the Uncertificated REMIC I Regular Interests and the last distribution due on the Class A, Class M, Class B and Class R-II Certificates is made.

         Section 9.03.     Additional Termination Requirements.

         (a) REMIC I and REMIC II as the case may be, shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee)


NY1-188094.6
to the effect that the failure of REMIC I and REMIC II, as the case may be, to comply with the requirements of this Section 9.03 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in
Section 860F of the Code, or (ii) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                  (i) The Master Servicer shall establish a 90-day liquidation period for REMIC I and REMIC II, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for REMIC I and REMIC II, as the case may be, under Section 860F of the Code and regulations thereunder;

                  (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                  (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

         (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.


NY1-188094.6

                                                     ARTICLE X

                                                 REMIC PROVISIONS

         Section 10.01              REMIC Administration.

         (a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, Uncertificated REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, each of the Class A, Class M and Class B Certificates and the Uncertificated REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I or REMIC II other than the Uncertificated REMIC I Regular Interests and the Class R-I Certificates and the REMIC II Certificates, the Uncertificated REMIC II Regular Interests and the Class R-II Certificates, respectively.

         (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

         (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of each of the Class R-I Certificates and Class R-II Certificates and shall be designated as "the tax matters person" with respect to REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. Residential Funding, as tax matters person, shall (i) act on behalf of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any


NY1-188094.6
governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

         (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to either REMIC I or REMIC II created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

         (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I and REMIC II.



NY1-188094.6

         (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each of REMIC I and REMIC II created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as REMICs under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause either REMIC I or REMIC II to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon either REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each of REMIC I and REMIC II created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other


NY1-188094.6
preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I or REMIC II or their assets, or causing REMIC I and REMIC II to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I or REMIC II, and the Trustee shall not take any such action or cause REMIC I or REMIC II to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of REMIC I and REMIC II as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax is imposed on "prohibited transactions" of REMIC I and REMIC II created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I or REMIC II as defined in Section 860G(c) of the Code, on any contributions to REMIC I or REMIC II after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on


NY1-188094.6
deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

         (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to REMIC I and REMIC II on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

         (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to REMIC I or REMIC II unless (subject to 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I or REMIC II will not cause either REMIC I or REMIC II to fail to qualify as REMICs at any time that any Certificates are outstanding or subject REMIC I or REMIC II to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (j)  Neither the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which REMIC I or REMIC II will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Class A-8, Class A-12 and Class A-15 Certificates) representing a regular interest in REMIC II and the Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest (other than each Uncertificated REMIC I Regular Interest Z) and the rights to the Class A-8 Certificates and Class A-12 Certificates would be reduced to zero is January 25, 2027, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan. The latest possible Maturity Date for each


NY1-188094.6

Uncertificated REMIC I Regular Interest Z and Uncertificated REMIC II Regular Interest is January 25, 2027, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

         (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt
Obligations" for REMIC I and REMIC II.

         (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I or REMIC II, (iii) the termination of REMIC I or REMIC II pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for REMIC I or REMIC II, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to REMIC I and REMIC II after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of REMIC I and REMIC II as REMICs or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause REMIC I or REMIC II to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.


         Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

         (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.



NY1-188094.6

         (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

         (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.



NY1-188094.6

                                   ARTICLE XI

                                 CERTAIN MATTERS
                          REGARDING FINANCIAL SECURITY

                  Section 11.01.       Rights of Financial Security To Exercise
                      Rights of Insured Certificateholders.

                  By accepting its Certificate, each Insured Certificateholder agrees that unless a Financial Security Default exists, Financial Security shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this Agreement without any further consent of the Insured Certificateholders.

                  Section 11.02. Claims Upon the FSA Policy; FSA Policy Payments Account.

                  (a) If, on the Business Day next succeeding the Determination Date the Master Servicer determines that (i) the funds that will be on deposit in the Certificate Account, on the related Certificate Account Deposit Date, to the extent distributable to the Insured Certificateholders pursuant to Section 4.02(a)(i), together with any Insured Reserve Withdrawal for the related Distribution Date, are insufficient to pay the full amount of interest for the related Interest Accrual Period on the Certificate Principal Balance of the Insured Certificates at the related Pass-Through Rate (net of (a) any Prepayment Interest Shortfalls allocated to the Insured Certificates but only to the extent covered by the Master Servicer or the Insured Reserve Fund and (b) any interest shortfalls relating to the Soldiers' and Sailors' Relief Act of 1940, as amended) on such Distribution Date, (ii) the principal portion of any Realized Loss is allocated to the Insured Certificates on such Distribution Date or (iii) the funds available in connection with an optional termination of the Trust Fund pursuant to Section 5.06 or Section 9.01 or on the Final Distribution Date will be insufficient to reduce the Certificate Principal Balances of the Insured Certificates to zero, the Master Servicer shall deliver to the Trustee not later than 1:00 p.m. New York City time on the Business Day next succeeding the Determination Date a certificate signed by a Servicing Officer directing the Trustee to draw on the FSA Policy and stating the amount to be drawn and stating the Guaranteed Distribution Amount for each Class of Insured


NY1-188094.6

Certificates, and the Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the endorsement of the FSA Policy, to Financial Security and the Fiscal Agent (as defined in the FSA Policy), if any, at or before 12:00 noon, New York City time, on the Business Day prior to such Distribution Date. If, subsequent to such notice, and prior to payment by Financial Security pursuant to such notice, additional amounts are deposited in the Certificate Account, the Trustee shall reasonably promptly notify Financial Security and withdraw the notice or reduce the amount claimed, as appropriate.

                  (b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Insured Certificates and Financial Security referred to herein as the "FSA Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the FSA Policy in the FSA Policy Payments Account and distribute such amount only for purposes of payment to Holders of Insured Certificates of the Guaranteed Distribution for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the FSA Policy shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Certificates in accordance with Section 4.02(f), Section 5.06(c) or
Section 9.01(c), as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Insured Certificates to be paid from funds transferred from the FSA Policy Payments Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section
4.03. Funds held in the FSA Policy Payments Account shall not be invested by the Master Servicer.

                  On any Distribution Date with respect to which a claim has been made under the FSA Policy, the amount of any funds received by the Trustee as a result of any claim under the FSA Policy, to the extent required to make the Guaranteed Distribution on such Distribution Date shall be withdrawn from the FSA Policy Payments Account and deposited in the Certificate


NY1-188094.6

Account and applied by the Master Servicer on behalf of the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to Section 4.02(a)(i), directly to the payment in full of the Guaranteed Distribution due on the Insured Certificates. Any funds remaining in the FSA Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to Financial Security, pursuant to the instructions of Financial Security, by the end of such Business Day.

                  (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the FSA Policy Payments Account in respect of any Certificate from moneys received under the FSA Policy. Financial Security shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior notice to the Trustee.

                  Section 11.03. Effect of Payments by Financial Security; Subrogation.

                  Anything herein to the contrary notwithstanding, for purposes of this Section 11.03, any payment with respect to principal of or interest on the Insured Certificates which is made with monies received pursuant to the terms of the FSA Policy shall not be considered payment of the Insured
Certificates from the Trust Fund. The Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of Financial Security, the Master Servicer, the Trustee or the Certificate Registrar, to the extent Financial Security makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the Holders of such Certificates, Financial Security will be fully subrogated to, and each Insured Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to Financial Security, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that Financial Security shall be paid such amounts but only from the sources and in the manner provided herein.

                  The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by Financial Security for action to preserve or enforce Financial Security's rights or


NY1-188094.6
interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

                  Section 11.04.            Notices and Information to Financial
Security.

                  (a) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Certificateholders shall also be sent to Financial Security.

                  (b) The Master Servicer shall designate a Person who shall be available to Financial Security to provide reasonable access to information regarding the Mortgage Loans.

                  Section 11.05.            Trustee to Hold FSA Policy.

                  The Trustee will hold the FSA Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereof and distributing the proceeds thereof. Neither the FSA Policy, nor the amounts paid on the FSA Policy will constitute part of the Trust Fund or assets of the REMIC created by this Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the FSA Policy. The Trustee shall surrender the Policy to Financial Security for cancellation upon the expiration of the term of the Policy as provided in the Policy following the retirement of the Insured Certificates.





NY1-188094.6

                                                    ARTICLE XII

                                             MISCELLANEOUS PROVISIONS

         Section 12.01.             Amendment.

         (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                  (i)               to cure any ambiguity,

                  (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                  (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                  (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such


NY1-188094.6

         Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                  (v) to modify, eliminate or add to the provisions of Section 5.02(g) or any other provision hereof restricting transfer of the Class R-I Certificates and Class R-II Certificates, by virtue of their being the "residual interests" in REMIC I and REMIC II, respectively, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either REMIC I or REMIC II or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                  (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                  (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,


NY1-188094.6

                  (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

         (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the


NY1-188094.6

Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

         Section 12.02.             Recordation of Agreement; Counterparts.

         (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other


NY1-188094.6
appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 12.03.             Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

         (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall


NY1-188094.6
have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 12.04.             Governing Law.

         This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 12.05.             Notices.

         All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer, Financial Security and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker or such other address as may be hereafter furnished to the Company, Financial


NY1-188094.6

Security and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, Corporate Trust Services Division, One First National Plaza, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1997-S2 or such other address as may hereafter be furnished to the Company, Financial Security and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Company, Trustee, Financial Security and the Master Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee, Financial Security and Master Servicer by Standard & Poor's and (g) in the case of Financial Security, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022,
Attention: Surveillance Department, Re: Residential Funding Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-S2, (telecopy number (212) 339-3518 or (212) 339-3529) or such other address as may hereafter be furnished to the Trustee, the Master Servicer and the Company in writing by Financial Security. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. In each case in which a notice or other communication to Financial Security refers to a Financial Security Default or a claim under the FSA Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group at Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022 and shall be marked to indicate "URGENT MATERIAL ENCLOSED". Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 12.06.             Notices to Rating Agency.

         The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency, Financial Security and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g),


NY1-188094.6

(h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

                  (a)      a material change or amendment to this Agreement,

                  (b)      the occurrence of an Event of Default,

                  (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

                  (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

                  (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section
         4.03,

                  (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

                  (g) a change in the location of the Custodial Account or the Certificate Account,

                  (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

                  (i)      the occurrence of the Final Distribution Date,

                  (j)      the repurchase of or substitution for any Mortgage
         Loan, and

                  (k) any Financial Security Default that has not been cured,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the


NY1-188094.6

Master Servicer shall provide prompt written notice to each Rating Agency, Financial Security and the Subservicer of any such event known to the Master Servicer.

         Section 12.07.             Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 12.08.          Supplemental Provisions for Resecuritization.

         This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

         Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the


NY1-188094.6
purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).



NY1-188094.6

         IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.

[Seal]
                                                     By:
                                                          Name:   Randy Van Zee
                                                          Title:  Vice President

Attest:
             Name:   Diane S. Wold
             Title:  Vice President


                                                RESIDENTIAL FUNDING CORPORATION

[Seal]
                                                     By:
                                                     Name:  Diane S. Wold
                                                     Title: Director


Attest:
             Name:   Randy Van Zee
             Title:  Director


                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee

[Seal]
                                                     By:
                                                     Name:
                                                     Title:

Attest:
             Name:
             Title:


NY1-188094.6

STATE OF MINNESOTA                    )
                                      ) ss.:
COUNTY OF HENNEPIN                    )


                  On the 30th day of January 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                   Notary Public

[Notarial Seal]




NY1-188094.6

STATE OF MINNESOTA                    )
                                      ) ss.:
COUNTY OF HENNEPIN                    )


                  On the 30th day of January 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                   Notary Public

[Notarial Seal]


NY1-188094.6

STATE OF ILLINOIS                     )
                                      ) ss.:
COUNTY OF COOK                        )


                  On the 30th day of January 1997 before me, a notary public in and for said State, personally appeared __________________________, known to me to be a __________________________ of The First National Bank of Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                   Notary Public

[Notarial Seal]


NY1-188094.6

                                                     EXHIBIT A

                                            FORM OF CLASS A CERTIFICATE




                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

                  [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT
FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

                  [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS January 30, 1997.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE], THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]


NY1-188094.6
                                                        A-1

Certificate No. ____                       [___%] Pass-Through Rate [based
                                           on a Notional Amount]
Class A-__ Senior
Date of Pooling and Servicing
Agreement and Cut-off Date:                [Percentage Interest:
                                           ---%]
January 1, 1997
                                           Aggregate [Initial Certificate
                                           Principal Balance] [Notional
                                           Amount]  of  the  Class
                                           A-__ Certificates:

First Distribution Date:
February 25, 1997


Master Servicer:                             [Initial] [Certificate Principal
Residential Funding                           Balance] of this
Corporation                                   Certificate: $_____________]

Assumed Final
Distribution Date:                               CUSIP 760944-_____
January 25, 2027


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  Series 1997-S2

         evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or


NY1-188094.6
                                                        A-2

GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This  certifies  that   _____________________________  is  the
registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A-___ Certificates, both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-__ Certificates on such Distribution Date. [The Notional Amount of the Class A-8 Certificates as of any date of determination is equal


NY1-188094.6
                                                        A-3
to the Certificate Principal Balance of the Class A-7 Certificates immediately prior to such date.]

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.



NY1-188094.6
                                                        A-4

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.



NY1-188094.6
                                                        A-5

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-188094.6
                                                        A-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                               THE FIRST NATIONAL BANK OF
                                                     CHICAGO, as Trustee


                                                         By:
                                                         Authorized Signatory



                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                          THE FIRST NATIONAL BANK OF
                                          CHICAGO,
                                           as Certificate Registrar


                                          By:
                                                        Authorized Signatory


NY1-188094.6
                                                        A-7

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                      Signature by or on behalf of assignor




                                                          Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.


NY1-188094.6
                                                        A-8

                                                     EXHIBIT B

                                            FORM OF CLASS M CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND CLASS R-I CERTIFICATES [AND] CLASS R-II CERTIFICATES [AND CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS January 30, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS % AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL


NY1-188094.6
                                                        B-1

BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]


NY1-188094.6
                                                        B-2

Certificate No. ___                              7.50% Pass-Through Rate

Class M-    Subordinate                          Aggregate Certificate
                                                 Principal Balance
                                                 of the Class M Certificates:
Date of Pooling and Servicing                    $_______________
Agreement and Cut-off Date:
January 1, 1997                                   Initial Certificate Principal
                                                  Balance of this Certificate:
First Distribution Date:                                 $_______________
February 25, 1997
                                                         CUSIP: 760944-_____
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
January 25, 2027



                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                                  Series 1997-S2

         evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.


NY1-188094.6
                                                        B-3

                  This   certifies   that   _________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.


NY1-188094.6
                                                        B-4

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  No transfer of this Class M Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited
Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer,


NY1-188094.6
                                                        B-5
to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.



NY1-188094.6
                                                        B-6

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any


NY1-188094.6
                                                        B-7
such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-188094.6
                                                        B-8

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee


                                                         By:
                                                           Authorized Signatory




                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                                                     THE FIRST NATIONAL BANK OF
                                                     CHICAGO,
                                                     as Certificate Registrar


                                                         By:
                                                          Authorized Signatory


NY1-188094.6
                                                        B-9

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                      Signature by or on behalf of assignor




                                                           Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.


NY1-188094.6
                                                       B-10

                                                     EXHIBIT C

                                            FORM OF CLASS B CERTIFICATE

THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES, CLASS R-I CERTIFICATES, CLASS R-II CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS January 30, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 200% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.


NY1-188094.6
                                                        C-1

Certificate No. __                           7.000 % Pass-Through Rate

Class B-__ Subordinate                       Aggregate Certificate
                                             Principal Balance
                                             of the Class B-__
                                             Certificates as of
Date of Pooling and Servicing                 the Cut-off Date:
Agreement and Cut-off Date:                   $_______________
January 1, 1997
                                               Initial Certificate Principal
                                               Balance of this Certificate:
First Distribution Date:                       $_______________
February 25, 1997

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
January 25, 2027


                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                                  Series 1997-S2

         evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any


NY1-188094.6
                                                        C-2
certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that Residential Funding Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer


NY1-188094.6
                                                        C-3
or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction


NY1-188094.6
                                                        C-4
provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange


NY1-188094.6
                                                        C-5
herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.



NY1-188094.6
                                                        C-6

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-188094.6
                                                        C-7

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                             THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee


                                                         By:
                                                        Authorized Signatory




                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                                                     THE FIRST NATIONAL BANK OF
                                                     CHICAGO,
                                                     as Certificate Registrar


                                                         By:
                                                          Authorized Signatory


NY1-188094.6
                                                        C-8

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                      Signature by or on behalf of assignor




                                                           Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.


NY1-188094.6
                                                        C-1

                                                     EXHIBIT D

                                            FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT


NY1-188094.6
                                                        D-1

WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS
CERTIFICATE  SHALL  BE  DEEMED  TO  HAVE  CONSENTED  TO THE  PROVISIONS  OF THIS
PARAGRAPH.


NY1-188094.6
                                                        D-2

Certificate No. ___                               7.50% Pass-Through Rate

Class [R-I][R-II] Senior                          Aggregate Initial Certificate
                                                  Principal Balance of the
                                                  Class [R-I][R-II]
                                                  Certificates:
Date of Pooling and Servicing                     $100.00
Agreement and Cut-off Date:
January 1, 1997                                   Initial Certificate Principal
                                                  Balance of this Certificate:
First Distribution Date:                             $_______________
February 25, 1997
                                                      Percentage Interest:
Master Servicer:                                      _______%
Residential Funding Corporation
                                                      CUSIP 760944-_____
Assumed Final Distribution Date:
January 25, 2027


                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                                  Series 1997-S2

         evidencing a percentage interest in any distributions allocable to the Class [R-I][R-II] Certificates with respect to REMIC I. REMIC I is part of a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.


NY1-188094.6
                                                        D-3

                  This   certifies   that   _________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class [R-I][R-II] Certificates, both as specified above) in certain distributions with respect to REMIC I. REMIC I is part of a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund and REMIC I were created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [R-I][R-II] Certificates on such Distribution Date.

                  Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the


NY1-188094.6
                                                        D-4
effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

                  No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of


NY1-188094.6
                                                        D-5
any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.



NY1-188094.6
                                                        D-6

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in


NY1-188094.6
                                                        D-7
lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


NY1-188094.6
                                                        D-8

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                    THE FIRST NATIONAL BANK OF CHICAGO
                                          as Trustee


                                                         By:
                                                         Authorized Signatory




                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [R-I][R-II] Certificates referred to in the within-mentioned Agreement.

                                                    THE FIRST NATIONAL BANK OF
                                                    CHICAGO,
                                                    as Certificate Registrar


                                                         By:
                                                          Authorized Signatory


NY1-188094.6
                                                        D-9

                                                    ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                                       (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                      Signature by or on behalf of assignor




                                                         Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to
                                                  Applicable
statements should be mailed to
                                                .

                  This information is provided by
    , the assignee named above, or
  , as its agent.


NY1-188094.6
                                                       D-10

                                                     EXHIBIT E

                                                CUSTODIAL AGREEMENT

                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of January 1, 1997, by and among THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                                          W I T N E S S E T H T H A T :

                  WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of January 1, 1997, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1997-S2 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                                     ARTICLE I

                                                    Definitions



NY1-188094.6
                                                        E-1

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.


                                                    ARTICLE II

                                           Custody of Mortgage Documents

                  Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

                  Section 2.3.  Review of Mortgage Files.

                  (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

                  (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling


NY1-188094.6
                                                        E-2

Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

                  (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

                  Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

                  Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the


NY1-188094.6
                                                        E-3

Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

                  Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to
Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

                  From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been


NY1-188094.6
                                                        E-4
deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

                  Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                                    ARTICLE III

                                             Concerning the Custodian

                  Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the


NY1-188094.6
                                                        E-5

Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

                  Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                  Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving


NY1-188094.6
                                                        E-6
such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder.
Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

                  Section 3.6.  Merger or Consolidation of Custodian.  Any
                                ------------------------------------
Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least


NY1-188094.6
                                                        E-7

$10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                                    ARTICLE IV

                                             Miscellaneous Provisions

                  Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

                  Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

                  Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably


NY1-188094.6
                                                        E-8
satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.


NY1-188094.6
                                                        E-9

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                             THE FIRST NATIONAL BANK OF
CHICAGO,
                                                         as Trustee
One North State Street
Chicago, Illinois  60602
Attention:  Residential Funding Corporation
              Series 1997-S2
                                                         By:
                                                         Name:
                                                         Title:  Vice President


Address:                                           RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                                         By:
                                                         Name:
                                                         Title:  Vice President


Address:                                        RESIDENTIAL FUNDING
                                                CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 700
Minneapolis, Minnesota 55437
                                                         By:
                                                         Name:
                                 Title: Director


Address:                                                 NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                                                         By:
                                                      Name:   Kathleen Marshall
                              Title: Trust Officer

STATE OF NEW YORK                           )
                                            ) ss.:
COUNTY OF NEW YORK                          )


                  On the 30th day of January, 1997, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                                 Notary Public


[SEAL]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )


                  On the 30th day of January, 1997, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                  Notary Public


[SEAL]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )


                  On the 30th day of January, 1997, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                 Notary Public

[Notarial Seal]




STATE OF MINNESOTA                          )
                                            ) ss:
COUNTY OF HENNEPIN                          )


                  On the 30th day of January, 1997, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                 Notary Public

[Notarial Seal]

                                                    EXHIBIT ONE

                                                 FORM OF CUSTODIAN
                                               INITIAL CERTIFICATION


                                                              January 30, 1997


The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1997-S2

                  Re: Custodial Agreement dated as of January 1, 1997, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1997-S2


Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   NORWEST BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION



                                       By:
                                      Name:
                                     Title:

                                                    EXHIBIT TWO

                                      FORM OF CUSTODIAN INTERIM CERTIFICATION



                                            ________________ ____, 1997



The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1997-S2

                  Re: Custodial Agreement dated as of January 1, 1997, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1997-S2


Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                              NORWEST BANK MINNESOTA,
                                              NATIONAL  ASSOCIATION



                                       By:

                                      Name:
                                     Title:

                                                   EXHIBIT THREE

                                       FORM OF CUSTODIAN FINAL CERTIFICATION



                                                     _____________ ___, 1997




The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1997-S2

                  Re: Custodial Agreement dated as of January 1, 1997, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1997-S2


Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

                  (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii)  The  original   Mortgage   with  evidence  of  recording
         indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

                  (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                  (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                  (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

                  (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                  (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                  (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                  (v)  The Security Agreement;

                  (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                  (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                  (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                  (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                  (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                               NORWEST BANK MINNESOTA, NATIONAL
                                               ASSOCIATION


                                                     By:
                                                     Name:
                                                     Title:

                                                     EXHIBIT F

                                              MORTGAGE LOAN SCHEDULE

  RUN ON     : 01/24/97           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.56.11          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 1997-S2                                CUTOFF : 01/01/97
  POOL       : 0004236
             :
             :
  POOL STATUS: U

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1466779          747/G01             F          177,300.00         ZZ
                                         351        177,068.99          1
    XX BIMINI & FIRWOOD CT             8.500          1,370.97         75
                                       8.250          1,370.97      236,403.00
    MARCO ISLAND     FL   33937          4            11/01/96         00
    0430091744                           05           12/01/96          0
    173168                               O            02/01/26
    0


    1469933          920/G01             F          437,400.00         ZZ
                                         348        437,400.00          1
    1195 LOS TRANCOS ROAD              8.625          3,427.32         80
                                       8.375          3,427.32      550,000.00
    PORTOLA VALLEY   CA   94028          4            12/24/96         00
    0430120063                           05           02/01/97          0
    954711                               O            01/01/26
    0


    1474765          074/728             F          450,000.00         ZZ
                                         360        446,146.57         40
    45 GRAMERCY PARK NORTH             7.875          3,262.82         50
    APT 9B                             7.625          3,262.82      900,000.00
    NEW YORK         NY   10010          1            12/27/95         00
    0380362781                           13           02/01/96          0
    1111019333                           O            01/01/26
    0


    1489357          B59/G48             F           76,500.00         T
                                         360         76,075.15          1
    100 LEHANE TERRACE                 8.625            595.01         90
    UNIT #6                            8.375            595.01       85,000.00
    NORTH PALM BEAC  FL   33408          1            05/28/96         11
    2555449                              01           07/01/96         30
1


    UNKNOWN                              O            06/01/26
    0


    1490869          668/728             F          400,000.00         ZZ
                                         360        397,808.88          1
    8211 EAST ADOBE DRIVE              9.000          3,218.50         75
                                       8.750          3,218.50      540,000.00
    SCOTTSDALE       AZ   85255          5            03/14/96         00
    0380413709                           03           05/01/96          0
    6379168                              O            04/01/26
    0


    1491168          559/728             F          268,000.00         ZZ
                                         353        265,362.40          1
    1367 LEXINGTON STREET              8.375          2,046.09         80
                                       8.125          2,046.09      335,000.00
    SANTA CLARA      CA   95050          2            04/10/96         00
    0380426511                           05           05/01/96          0
    0361394                              O            09/01/25
    0


    1492034          F45/163             F          348,192.59         ZZ
                                         353        338,346.74          1
    18  BROOKLAWN DRIVE                8.625          2,722.26         70
                                       8.375          2,722.26      501,000.00
    SHORT HILLS      NJ   07078          5            09/09/93         00
    202231918                            05           11/01/93          0
    154104                               O            03/01/23
    0


    1497533          F45/163             F          299,359.55         ZZ
                                         335        294,857.90          1
    1424 GRANVIA ALTAMIRA              8.125          2,262.92         37
                                       7.875          2,262.92      815,000.00
    PALOS VERDES ES  CA   90274          2            07/01/95         00
    202354109                            05           08/01/95          0
    664680                               O            06/01/23
    0


    1500459          232/076             F          278,800.00         ZZ
                                         360        277,622.62          1
    9101 DOWNCREST WAY                 8.625          2,168.48         85
                                       8.375          2,168.48      328,000.00
    WINDERMERE       FL   34786          2            05/06/96         19
    377335                               03           07/01/96         12
    377335                               O            06/01/26
    0


1


    1508489          966/G01             F          310,500.00         ZZ
                                         360        309,973.91          1
    840 HIGHWAY 205                    8.875          2,470.48         90
                                       8.625          2,470.48      345,000.00
    ROCKWALL         TX   75087          1            09/02/96         11
    0430091751                           05           11/01/96         25
    UNKNOWN                              O            10/01/26
    0


    1514086          742/G01             F          214,000.00         ZZ
                                         360        213,852.73          1
    21 BROOK HOLLOW DRIVE              7.875          1,551.65         80
                                       7.625          1,551.65      268,000.00
    CORNWALL         NY   12518          1            11/27/96         00
    0430096958                           05           01/01/97          0
    4100335                              O            12/01/26
    0


    1518960          705/G01             F          133,000.00         ZZ
                                         360        132,919.43          1
    186-08 JORDAN AVENUE               8.500          1,022.65         95
                                       8.250          1,022.65      140,000.00
    HOLLIS           NY   11432          1            11/25/96         04
    0430090332                           05           01/01/97         30
    96030191                             O            12/01/26
    0


    1519178          882/G01             F          140,000.00         ZZ
                                         360        140,000.00          1
    3045-R ORANGE STREET               8.250          1,051.77         70
    #B                                 8.000          1,051.77      200,000.00
    MIAMI            FL   33133          1            12/06/96         00
    0430094292                           01           02/01/97          0
    960221                               O            01/01/27
    0


    1519280          664/G01             F          261,250.00         ZZ
                                         360        260,544.19          1
    1242 W. FULLERTON #1M              9.125          2,125.62         95
                                       8.875          2,125.62      275,000.00
    CHICAGO          IL   60614          1            08/07/96         11
    0430012542                           01           09/01/96         30
    2215887                              O            08/01/26
    0


    1519680          637/G01             F          216,700.00         ZZ
                                         360        216,208.61          1
    1537 NEW MEXICO HWY 28             8.875          1,724.17         84
                                       8.625          1,724.17      259,682.00
1


    LA UNION         NM   88021          4            08/30/96         10
    0430092288                           05           10/01/96         12
    3364890                              O            09/01/26
    0


    1523614          637/G01             F          126,000.00         ZZ
                                         360        125,925.61          2
    191-08 120TH RD.                   8.625            980.02         70
                                       8.375            980.02      180,000.00
    ST. ALBANS       NY   11412          2            11/20/96         00
    0430104224                           05           01/01/97          0
    9379587                              O            12/01/26
    0


    1524961          776/G01             F          255,000.00         ZZ
                                         360        254,359.37          1
    2255 MCNELL ROAD                   8.375          1,938.18         75
                                       8.125          1,938.18      340,000.00
    OJAI             CA   93023          1            08/28/96         00
    0430035378                           05           10/01/96          0
    7328873                              O            09/01/26
    0


    1525191          A35/G01             F          300,000.00         ZZ
                                         360        299,803.76          2
    2292 NATIONAL DRIVE                8.125          2,227.49         71
                                       7.875          2,227.49      423,000.00
    BROOKLYN         NY   11234          1            11/25/96         00
    0430103705                           05           01/01/97          0
    UNKNOWN                              O            12/01/26
    0


    1527360          731/G01             F          742,000.00         ZZ
                                         360        742,000.00          1
    1018 POLARIS DRIVE                 8.625          5,771.20         70
                                       8.375          5,771.20    1,060,000.00
    NEWPORT BEACH    CA   92660          1            12/17/96         00
    0430114900                           05           02/01/97          0
    411510784                            O            01/01/27
    0


    1527363          A38/G01             F           70,000.00         ZZ
                                         360         69,890.29          1
    310 SPENCER'S GLEN DRIVE           9.250            575.87         42
                                       9.000            575.87      170,000.00
    SUGAR LAND       TX   77479          1            09/13/96         00
    0430100214                           05           11/01/96          0
    960319                               O            10/01/26
    0
1




    1527610          F03/G01             F          103,500.00         ZZ
                                         360        103,500.00          1
    1384 SOUTH NIAGARA STREET          8.375            786.68         75
                                       8.125            786.68      138,000.00
    DENVER           CO   80224          1            12/19/96         00
    0430103838                           05           02/01/97          0
    1527610                              O            01/01/27
    0


    1528623          637/G01             F          256,000.00         ZZ
                                         360        255,629.10          1
    43 COMMERCIAL WHARF #7             9.625          2,175.98         80
                                       9.375          2,175.98      320,000.00
    BOSTON           MA   02110          1            09/17/96         00
    0430092247                           08           11/01/96          0
    9396193                              O            10/01/26
    0


    1528666          588/G01             F          335,200.00         ZZ
                                         360        334,969.31          1
    5337 MAC ARTHUR BOULEVARD          7.875          2,430.44         80
                                       7.625          2,430.44      419,000.00
    WASHINGTON       DC   20016          1            11/22/96         00
    0430102590                           05           01/01/97          0
    960908001                            O            12/01/26
    0


    1528837          731/G01             F           56,000.00         ZZ
                                         360         55,961.46          2
    619 & 619 1/2 SOUTH 17TH AVE       7.875            406.04         63
                                       7.625            406.04       90,000.00
    YAKIMA           WA   98902          2            11/13/96         00
    0430114918                           05           01/01/97          0
    232532739                            O            12/01/26
    0


    1529754          668/G01             F           94,500.00         T
                                         360         94,447.02          1
    1015 WEST BRIDLE PATH LANE         8.875            751.89         70
                                       8.625            751.89      135,000.00
    PAYSON           AZ   85541          1            11/08/96         00
    0430094466                           05           01/01/97          0
    0006931257                           O            12/01/26
    0


    1530055          640/G01             F          205,000.00         ZZ
                                         348        204,326.02          1
1


    6409 SAIL POINT LANE               8.625          1,606.31         79
                                       8.375          1,606.31      261,000.00
    HIXSON           TN   37343          2            07/22/96         00
    0430111948                           05           09/01/96          0
    5717756                              O            08/01/25
    0


    1530265          A83/G01             F          153,750.00         ZZ
                                         360        153,576.98          1
    7029 ELLIOT FAMILY PARKWAY         8.875          1,223.30         75
                                       8.625          1,223.30      205,000.00
    DAWSONVILLE      GA   30534          2            10/11/96         00
    0430101295                           05           12/01/96          0
    134379                               O            11/01/26
    0


    1530666          668/G01             F          288,000.00         ZZ
                                         360        287,397.27          1
    4311 OLIVE AVENUE                  9.250          2,369.31         90
                                       9.000          2,369.31      320,000.00
    LONG BEACH       CA   90807          1            09/13/96         04
    0430101170                           05           11/01/96         25
    6870091                              O            10/01/26
    0


    1530921          637/G01             F          156,000.00         ZZ
                                         360        155,905.49          1
    6 WESTWOOD AVE.                    8.500          1,199.51         64
                                       8.250          1,199.51      245,000.00
    STONY BROOK      NY   11790          2            11/26/96         00
    0430100636                           05           01/01/97          0
    9378852                              O            12/01/26
    0


    1530971          387/387             F          620,000.00         ZZ
                                         360        618,786.93          1
    25781 WOLFF LANE                   8.125          4,603.48         75
                                       7.875          4,603.48      830,000.00
    SALINAS          CA   93908          2            10/18/96         00
    823724                               05           12/01/96          0
    823724                               O            11/01/26
    0


    1531455          593/593             F          220,000.00         ZZ
                                         360        219,341.16          1
    1417 N. 19TH STREET                8.625          1,711.14         80
                                       8.375          1,711.14      275,000.00
    BOISE            ID   83702          1            07/10/96         00
    6010870                              05           09/01/96          0
1


    6010870                              O            08/01/26
    0


    1531568          952/G01             F          276,000.00         ZZ
                                         360        276,000.00          1
    252 MIDVALE LANE                   8.375          2,097.80         80
                                       8.125          2,097.80      345,000.00
    RIDGEWOOD        NJ   07450          1            12/30/96         00
    0430116582                           05           02/01/97          0
    96091392                             O            01/01/27
    0


    1531619          B68/G01             F          188,000.00         ZZ
                                         360        187,503.07          1
    2308 SANTA ANA AVENUE              8.125          1,395.89         80
                                       7.875          1,395.89      235,000.00
    COSTA MESA       CA   92627          2            08/15/96         00
    0430091801                           05           10/01/96          0
    87026006                             O            09/01/26
    0


    1531676          F03/G01             F          400,000.00         ZZ
                                         360        399,488.11          1
    8901 S HILLVIEW ROAD               8.250          3,005.07         75
                                       8.000          3,005.07      535,000.00
    MORRISON         CO   80465          5            10/29/96         00
    0430100438                           05           12/01/96          0
    DEN10178                             O            11/01/26
    0


    1531836          998/G01             F          318,600.00         ZZ
                                         360        318,212.61          1
    10024 PICO VISTA ROAD              8.500          2,449.76         90
                                       8.250          2,449.76      354,000.00
    DOWNEY           CA   90240          1            10/30/96         11
    0430100057                           05           12/01/96         25
    99606311                             O            11/01/26
    0


    1531985          559/G01             F          600,000.00         ZZ
                                         360        599,251.52          1
    909 MUSTANG COURT                  8.375          4,560.44         80
                                       8.125          4,560.44      750,000.00
    PETALUMA         CA   94954          2            10/30/96         00
    0430112979                           05           12/01/96          0
    5386909                              O            11/01/26
    0


1


    1532139          637/G01             F          596,000.00         ZZ
                                         360        595,629.55          1
    17321 AVENIDA PEREGRINA            8.375          4,530.03         80
                                       8.125          4,530.03      745,000.00
    RANCHO SANTA FE  CA   92067          1            11/01/96         00
    0430102228                           05           01/01/97          0
    9194184                              O            12/01/26
    0


    1532280          367/367             F          237,368.85         ZZ
                                         337        236,688.16          1
    20649 SHOAL PLACE                  8.250          1,811.96         88
                                       8.000          1,811.96      270,087.00
    STERLING         VA   20165          1            10/07/96         10
    1237541                              03           11/01/96         17
    1237541                              O            11/01/24
    0


    1532334          A83/G01             F           89,800.00         ZZ
                                         360         89,696.28          1
    310 HALF ROCK CIRCLE               8.750            706.46         60
                                       8.500            706.46      149,810.00
    LYMAN            SC   29365          1            10/31/96         00
    0430100867                           05           12/01/96          0
    150288                               O            11/01/26
    0


    1532355          998/G01             F          248,500.00         ZZ
                                         360        248,181.99          1
    1238 PASEO LADERA LANE             8.250          1,866.90         59
                                       8.000          1,866.90      425,000.00
    ARROYO GRANDE    CA   93420          2            10/23/96         00
    0430100081                           05           12/01/96          0
    99685992                             O            11/01/26
    0


    1532570          976/G01             F          368,000.00         ZZ
                                         360        367,771.26          1
    727 SOUTH JUANITA AVENUE           8.375          2,797.07         80
                                       8.125          2,797.07      460,000.00
    REDONDO BEACH    CA   90277          2            11/06/96         00
    0430098368                           05           01/01/97          0
    314085                               O            12/01/26
    0


    1532978          638/G01             F           75,000.00         ZZ
                                         360         74,856.85          1
    239 ELIZABETH RD                   8.750            590.03         50
                                       8.500            590.03      150,000.00
1


    SAN ANTONIO      TX   78209          1            11/06/96         00
    0430084509                           05           01/01/97          0
    8603905                              O            12/01/26
    0


    1533001          998/G01             F          300,000.00         ZZ
                                         360        299,827.39          1
    38 CORTE PRINCESA                  8.750          2,360.11         73
                                       8.500          2,360.11      415,000.00
    MILBRAE          CA   94030          1            11/04/96         00
    0430100107                           05           01/01/97          0
    59651422                             O            12/01/26
    0


    1533059          776/G01             F          246,200.00         ZZ
                                         360        245,803.97          1
    1509 STRATFORD AVENUE              9.125          2,003.16         80
                                       8.875          2,003.16      307,800.00
    SOUTH PASADENA   CA   91030          1            09/19/96         00
    0430063768                           05           11/01/96          0
    2134960                              O            10/01/26
    0


    1533275          601/G01             F          227,400.00         ZZ
                                         360        227,004.63          1
    1325 MAYFAIR LANE                  8.750          1,788.96         80
                                       8.500          1,788.96      284,306.00
    GRAYSLAKE        IL   60037          1            09/13/96         00
    0430113399                           05           11/01/96          0
    873472                               O            10/01/26
    0


    1533291          559/G01             F          192,000.00         ZZ
                                         360        191,880.66          1
    1811 WESTSIDE ROAD                 8.375          1,459.34         80
                                       8.125          1,459.34      240,000.00
    CLE ELUM         WA   98922          1            11/13/96         00
    0430098491                           05           01/01/97          0
    5395512                              O            12/01/26
    0


    1533328          387/387             F          320,000.00         ZZ
                                         360        319,558.11          1
    9202 NORTH 115TH STREET            7.875          2,320.22         80
                                       7.625          2,320.22      400,000.00
    SCOTTSDALE       AZ   85259          1            10/25/96         00
    828673                               03           12/01/96          0
    828673                               O            11/01/26
    0
1




    1533398          E26/G01             F          168,750.00         ZZ
                                         360        168,448.94          1
    100 HICKORY HILL LANE              8.625          1,312.53         75
                                       8.375          1,312.53      225,000.00
    GREENVILLE       SC   29609          1            09/25/96         00
    0430060871                           05           11/01/96          0
    510099                               O            10/01/26
    0


    1533446          227/G01             F           79,200.00         ZZ
                                         360         79,062.04          1
    829 SINGLE TREE DRIVE              8.750            623.07         60
                                       8.500            623.07      132,000.00
    LAS VEGAS        NV   89123          1            09/06/96         00
    0430105395                           05           11/01/96          0
    1663428                              O            10/01/26
    0


    1533480          992/G01             F          298,000.00         ZZ
                                         360        298,000.00          1
    61-15 232ND STREET                 8.500          2,291.37         80
                                       8.250          2,291.37      372,500.00
    BAYSIDE          NY   11361          1            12/02/96         00
    0430091868                           01           02/01/97          0
    324972                               O            01/01/27
    0


    1533642          998/G01             F          520,000.00         ZZ
                                         360        519,632.98          1
    324 OAKVIEW DRIVE                  7.750          3,725.35         80
                                       7.500          3,725.35      650,000.00
    SAN CARLOS       CA   94070          1            11/08/96         00
    0430100131                           05           01/01/97          0
    99701625                             O            12/01/26
    0


    1533661          F03/G01             F           95,900.00         ZZ
                                         360         95,900.00          1
    1009 CAMELOT CIRCLE                8.375            728.91         66
                                       8.125            728.91      145,900.00
    FORT COLLINS     CO   80525          1            12/19/96         00
    0430116558                           05           02/01/97          0
    DEN10210                             O            01/01/27
    0


    1533749          637/G01             F          276,800.00         ZZ
                                         360        276,435.34          1
1


    15 GAYLORD STREET                  8.750          2,177.59         78
                                       8.500          2,177.59      355,000.00
    SAN CARLOS       CA   94070          2            10/04/96         00
    0430118604                           05           12/01/96          0
    9311119                              O            11/01/26
    0


    1533870          E23/G01             F          430,400.00         ZZ
                                         360        430,132.47          1
    21000 WENDY DRIVE                  8.375          3,271.36         80
                                       8.125          3,271.36      538,000.00
    TORRANCE         CA   90503          1            11/12/96         00
    0430100669                           03           01/01/97          0
    107582                               O            12/01/26
    0


    1534206          074/G01             F          266,000.00         ZZ
                                         360        265,237.27          1
    103 MAPLE BROOK COURT              8.750          2,092.63         95
                                       8.500          2,092.63      280,000.00
    SIMPSONVILLE     SC   29681          1            08/30/96         04
    0430063834                           05           10/01/96         30
    1577045579                           O            09/01/26
    0


    1534280          074/G01             F          268,000.00         ZZ
                                         360        267,420.60          1
    183 LITTLETON ROAD                 8.750          2,108.36         80
                                       8.500          2,108.36      335,000.00
    HARVARD          MA   01451          1            10/21/96         00
    0430064782                           05           10/01/96          0
    1813077333                           O            09/01/26
    0


    1534340          076/076             F          392,000.00         ZZ
                                         360        391,015.16          1
    546 ROLLING HILLS ROAD             8.375          2,979.48         80
                                       8.125          2,979.48      493,000.00
    COPPELL          TX   75019          2            08/27/96         00
    5736512                              05           10/01/96          0
    5736512                              O            09/01/26
    0


    1534362          429/429             F          280,000.00         ZZ
                                         360        279,816.83          1
    94 MIDDLE RIDGE ROAD               8.125          2,079.00         74
                                       7.875          2,079.00      380,000.00
    STAMFORD         CT   06903          1            11/07/96         00
    0021676712                           05           01/01/97          0
1


    0021676712                           O            12/01/26
    0


    1534420          076/076             F          220,000.00         ZZ
                                         360        219,472.32          1
    1154 KETTLE POND LANE              8.500          1,691.61         79
                                       8.250          1,691.61      280,000.00
    GREAT FALLS      VA   22066          2            09/05/96         00
    7053542                              03           11/01/96          0
    7053542                              O            10/01/26
    0


    1534432          893/G01             F          292,000.00         ZZ
                                         360        292,000.00          1
    703 ADDISON AVENUE                 8.750          2,297.17         80
                                       8.500          2,297.17      365,000.00
    PALO ALTO        CA   94301          1            12/05/96         00
    0430111401                           05           02/01/97          0
    1534432                              O            01/01/27
    0


    1534452          776/G01             F          372,000.00         ZZ
                                         360        371,511.67          1
    29383 FOUNTAINWOOD STREET          8.125          2,762.09         80
                                       7.875          2,762.09      465,000.00
    AGOURA HILLS     CA   91301          1            10/09/96         00
    0430064204                           05           12/01/96          0
    2135334                              O            11/01/26
    0


    1534515          076/076             F          396,000.00         ZZ
                                         360        395,005.08          1
    16319 ROBIE LANE                   8.375          3,009.89         66
                                       8.125          3,009.89      600,000.00
    LOS GATOS        CA   95032          2            08/22/96         00
    6337062                              05           10/01/96          0
    6337062                              O            09/01/26
    0


    1534688          076/076             F          355,200.00         ZZ
                                         360        354,533.03          1
    6949 MCBRIDE POINT                 8.375          2,699.78         80
                                       8.125          2,699.78      445,000.00
    TALLAHASSEE      FL   32312          1            09/16/96         00
    7052504                              05           11/01/96          0
    7052504                              O            10/01/26
    0


1


    1534768          076/076             F          294,000.00         ZZ
                                         360        293,364.39          1
    319 POUND RIDGE RD                 9.500          2,472.12         66
                                       9.250          2,472.12      450,000.00
    BEDFORD          NY   10506          5            08/09/96         00
    7048420                              05           10/01/96          0
    7048420                              O            09/01/26
    0


    1534970          593/593             F          353,600.00         ZZ
                                         360        352,513.65          1
    193 EASTRIDGE LANE                 8.500          2,718.88         80
                                       8.250          2,718.88      442,000.00
    LOGAN            UT   84321          1            07/30/96         00
    6509335                              05           09/01/96          0
    6509335                              O            08/01/26
    0


    1535023          208/G01             F          230,000.00         ZZ
                                         360        229,698.08          1
    #2 ENCANTADO LOOP                  8.125          1,707.74         71
                                       7.875          1,707.74      325,000.00
    SANTE FE         NM   87505          5            10/18/96         00
    0430118398                           03           12/01/96          0
    34068                                O            11/01/26
    0


    1535104          637/G01             F          276,500.00         ZZ
                                         360        276,340.92          1
    1040 EAST MAGNOLIA BLVD            8.750          2,175.23         70
                                       8.500          2,175.23      400,000.00
    BURBANK          CA   91501          5            11/05/96         00
    0430096305                           05           01/01/97          0
    9422080                              O            12/01/26
    0


    1535113          744/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    4345 CHAUCER COURT                 8.125          2,227.49         80
                                       7.875          2,227.49      375,000.00
    LIVERMORE        CA   94550          1            12/04/96         00
    0430098194                           05           02/01/97          0
    79025                                O            01/01/27
    0


    1535118          470/G01             F          260,000.00         ZZ
                                         360        259,829.92          1
    4405 INTERLAKEN COURT              8.125          1,930.50         90
                                       7.875          1,930.50      290,000.00
1


    RENO             NV   89509          1            11/07/96         10
    0430088393                           03           01/01/97         25
    78003973                             O            12/01/26
    0


    1535133          F18/G03             F          104,500.00         ZZ
                                         360        104,436.70          1
    420 ANNETTE AVENUE                 8.500            803.51         95
                                       8.250            803.51      110,000.00
    VALLEJO          CA   94591          2            11/26/96         12
    0430101782                           05           01/01/97         30
    96143                                O            12/01/26
    0


    1535171          E73/G01             F          231,000.00         ZZ
                                         360        230,415.85          1
    1103 GALLOP CIRCLE                 8.375          1,755.77         90
                                       8.125          1,755.77      257,345.00
    NEW HOPE         PA   18938          1            09/30/96         10
    0430092833                           03           11/01/96         25
    7000007207                           O            10/01/26
    0


    1535195          E73/G01             F          341,000.00         ZZ
                                         360        340,375.85          1
    5 MITCHELMORE COURT                8.500          2,622.00         78
                                       8.250          2,622.00      440,000.00
    REHOBOTH BEACH   DE   19971          2            09/17/96         00
    0430094540                           05           11/01/96          0
    6000001822                           O            10/01/26
    0


    1535343          976/G01             F          254,000.00         ZZ
                                         360        253,850.04          1
    2002 CATTAIL LANE                  8.625          1,975.59         79
                                       8.375          1,975.59      325,000.00
    SAN ANGELO       TX   76904          1            11/08/96         00
    0430100750                           05           01/01/97          0
    336101                               O            12/01/26
    0


    1535344          976/G01             F          238,000.00         ZZ
                                         360        237,848.23          1
    16030 SILVERLEAF DRIVE             8.250          1,788.02         95
                                       8.000          1,788.02      250,625.00
    SAN LORENZO      CA   94580          1            11/14/96         21
    0430096719                           03           01/01/97         30
    321458                               O            12/01/26
    0
1




    1535476          F03/G01             F          187,500.00         T
                                         360        187,380.43          1
    1401 LOWELL AVENUE                 8.250          1,408.63         75
    #33                                8.000          1,408.63      250,000.00
    PARK CITY        UT   84060          1            11/15/96         00
    0430089516                           01           01/01/97          0
    10217                                O            12/01/26
    0


    1535767          B23/G01             F          193,600.00         ZZ
                                         360        193,364.59          1
    10054 NEWVILLE AVENUE              8.500          1,488.62         80
                                       8.250          1,488.62      242,000.00
    DOWNEY           CA   90240          1            10/28/96         00
    0430062570                           05           12/01/96          0
    88001547                             O            11/01/26
    0


    1535818          F16/G01             F          326,300.00         ZZ
                                         360        325,871.66          1
    63 TRAILWOOD                       8.125          2,422.77         80
                                       7.875          2,422.77      407,890.00
    IRVINE           CA   92720          1            10/09/96         00
    0430090118                           03           12/01/96          0
    96315805                             O            11/01/26
    0


    1535925          561/G01             F          290,400.00         ZZ
                                         360        290,037.74          1
    12 ASHGROWN WAY                    8.375          2,207.25         80
                                       8.125          2,207.25      363,000.00
    REISTERSTOWN     MD   21136          1            10/16/96         00
    0430091686                           05           12/01/96          0
    8728248                              O            11/01/26
    0


    1535971          299/G01             F          230,400.00         ZZ
                                         359        229,877.55          1
    2010 LAVALE ROAD                   8.875          1,833.17         80
                                       8.625          1,833.17      288,000.00
    MURRYSVILLE      PA   15668          1            08/16/96         00
    0430066894                           05           10/01/96          0
    669185                               O            08/01/26
    0


    1536012          638/G01             F          210,000.00         ZZ
                                         360        209,869.48          1
1


    928 GARDENIA WAY                   8.375          1,596.15         56
                                       8.125          1,596.15      380,000.00
    NEWPORT BEACH    CA   92625          1            11/07/96         00
    0430093427                           05           01/01/97          0
    8600928                              O            12/01/26
    0


    1536060          624/G01             F          335,300.00         ZZ
                                         360        335,091.59          1
    1022 LLAGAS ROAD                   8.375          2,548.52         70
                                       8.125          2,548.52      479,000.00
    MORGAN HILL      CA   95037          1            11/05/96         00
    0430090605                           05           01/01/97          0
    63081860016                          O            12/01/26
    0


    1536096          624/G01             F          132,500.00         ZZ
                                         360        132,326.07          1
    1101 LIGHTLAND ROAD                8.125            983.81         73
                                       7.875            983.81      182,500.00
    SAN JOSE         CA   95121          1            10/28/96         00
    0430091520                           05           12/01/96          0
    87500360086                          O            11/01/26
    0


    1536124          356/G01             F          345,000.00         ZZ
                                         360        344,580.50          1
    1504 CEDAR PLACE                   8.500          2,652.76         60
                                       8.250          2,652.76      575,000.00
    LOS ALTOS        CA   94024          2            10/04/96         00
    0430098947                           05           12/01/96          0
    2380061                              O            11/01/26
    0


    1536161          B25/G01             F          176,000.00         ZZ
                                         360        175,884.87          1
    3937 RICKOVER ROAD                 8.125          1,306.80         80
                                       7.875          1,306.80      220,000.00
    SILVER SPRING    MD   20902          1            11/22/96         00
    0430093005                           05           01/01/97          0
    RS100                                O            12/01/26
    0


    1536191          450/450             F          196,392.07         ZZ
                                         308        196,392.07          1
    12590 CROSS HOLLOW COURT           8.625          1,586.31         79
                                       8.375          1,586.31      249,000.00
    HERNDON          VA   22070          1            12/09/96         04
    2360337                              05           02/01/97         17
1


    2360337                              O            09/01/22
    0


    1536283          105/G01             F          108,000.00         ZZ
                                         360        107,881.58          1
    5600 MONROE STREET                 9.000            868.99         80
                                       8.750            868.99      135,000.00
    HYATTSVILLE      MD   20784          2            10/18/96         00
    0430113357                           05           12/01/96          0
    970228                               O            11/01/26
    0


    1536355          526/526             F          243,200.00         ZZ
                                         360        242,777.15          1
    17104 LONE CYPRESS                 8.750          1,913.26         95
                                       8.500          1,913.26      256,000.00
    HELOTES          TX   78023          4            09/27/96         10
    0110120                              03           11/01/96         30
    0110120                              O            10/01/26
    0


    1536406          976/G01             F          240,000.00         ZZ
                                         360        239,676.85          1
    822 BOLIVAR PLACE                  8.000          1,761.04         78
                                       7.750          1,761.04      310,000.00
    SAN RAMON        CA   94583          2            10/10/96         00
    0430072363                           05           12/01/96          0
    316240                               O            11/01/26
    0


    1536459          638/G01             F          211,500.00         ZZ
                                         360        211,354.45          1
    1730 GRAND AVENUE                  7.875          1,533.52         75
                                       7.625          1,533.52      282,000.00
    SANTA BARBARA    CA   93103          1            11/27/96         00
    0430101147                           05           01/01/97          0
    8607235                              O            12/01/26
    0


    1536497          765/G01             F          412,000.00         ZZ
                                         360        412,000.00          1
    2440 ST ANDREWS DRIVE              8.000          3,023.12         65
                                       7.750          3,023.12      640,000.00
    GLENDALE         CA   91206          2            12/11/96         00
    0430110098                           05           02/01/97          0
    318595                               O            01/01/27
    0


1


    1536514          E61/G01             F          313,600.00         ZZ
                                         360        313,600.00          1
    1362 GENEVA AVENUE                 8.125          2,328.47         80
                                       7.875          2,328.47      392,000.00
    SAN CARLOS       CA   94070          1            12/02/96         00
    0430099580                           05           02/01/97          0
    13709                                O            01/01/27
    0


    1536515          E61/G01             F          188,000.00         ZZ
                                         360        187,880.12          1
    4036 DEEP CREEK ROAD               8.250          1,412.38         80
                                       8.000          1,412.38      235,000.00
    FREMONT          CA   94555          1            11/21/96         00
    0430088682                           05           01/01/97          0
    12899                                O            12/01/26
    0


    1536579          A91/G01             F          251,750.00         ZZ
                                         360        251,612.49          1
    86 68 MIDLAND PARKWAY              9.000          2,025.64         95
                                       8.750          2,025.64      265,000.00
    JAMAICA          NY   11432          1            11/06/96         04
    0430066746                           05           01/01/97         30
    174310                               O            12/01/26
    0


    1536590          731/G01             F          215,000.00         ZZ
                                         360        214,738.59          1
    6978 DAL BON COURT                 8.500          1,653.16         77
                                       8.250          1,653.16      280,000.00
    SAN JOSE         CA   95119          2            10/17/96         00
    0430095224                           05           12/01/96          0
    112152903                            O            11/01/26
    0


    1536604          E73/G01             F          325,000.00         ZZ
                                         360        324,226.88          1
    2527 WEYHILL DRIVE                 7.875          2,356.48         65
                                       7.625          2,356.48      501,500.00
    CENTER VALLEY    PA   18034          5            09/25/96         00
    0430108639                           05           11/01/96          0
    7600020244                           O            10/01/26
    0


    1536606          776/G01             F          384,750.00         ZZ
                                         360        384,282.19          1
    9339 MONTE MAR DRIVE               8.500          2,958.39         90
                                       8.250          2,958.39      427,500.00
1


    LOS ANGELES      CA   90035          1            10/14/96         11
    0430077859                           05           12/01/96         25
    2135262                              O            11/01/26
    0


    1536607          776/G01             F           84,000.00         ZZ
                                         360         83,889.73          1
    1094 CASCADE DRIVE NW              8.125            623.70         68
                                       7.875            623.70      124,000.00
    SALEM            OR   97304          2            10/07/96         00
    0430115642                           05           12/01/96          0
    5036251                              O            11/01/26
    0


    1536609          776/G01             F          264,000.00         ZZ
                                         360        263,687.16          1
    5546 SOUTH SHERBOURNE DRIVE        8.625          2,053.36         80
                                       8.375          2,053.36      330,000.00
    LOS ANGELES ARE  CA   90056          1            10/11/96         00
    0430077727                           03           12/01/96          0
    2135033                              O            11/01/26
    0


    1536772          668/G01             F          500,000.00         ZZ
                                         360        499,664.50          1
    1216 BERMUDA DRIVE                 8.000          3,668.83         80
                                       7.750          3,668.83      627,000.00
    LAGUNA BEACH     CA   92651          1            11/13/96         00
    0430090472                           05           01/01/97          0
    6987770                              O            12/01/26
    0


    1536816          470/G01             F          650,000.00         ZZ
                                         360        649,595.99          1
    3354 PALO VISTA DRIVE              8.375          4,940.47         61
                                       8.125          4,940.47    1,075,000.00
    RANCHO PALOS VE  CA   90275          5            11/14/96         00
    0430090266                           05           01/01/97          0
    24151726                             O            12/01/26
    0


    1536821          744/G01             F          197,550.00         ZZ
                                         360        197,550.00          1
    22717 OLIVE PLACE                  8.125          1,466.80         80
                                       7.875          1,466.80      246,950.00
    HAYWARD          CA   94541          1            12/09/96         00
    0430104356                           05           02/01/97          0
    78912                                O            01/01/27
    0
1




    1536878          638/G01             F          240,000.00         ZZ
                                         360        239,846.96          1
    7 BLUE SPRUCE                      8.250          1,803.04         75
                                       8.000          1,803.04      322,705.00
    IRVINE           CA   92620          1            11/14/96         00
    0430094920                           03           01/01/97          0
    08607323                             O            12/01/26
    0


    1536881          638/G01             F          293,000.00         ZZ
                                         360        292,822.50          1
    534 NORTH STANLEY AVENUE           8.500          2,252.92         94
                                       8.250          2,252.92      315,000.00
    LOS ANGELES      CA   90036          2            11/20/96         11
    0430104307                           05           01/01/97         30
    08605588                             O            12/01/26
    0


    1536889          731/G01             F          310,000.00         ZZ
                                         360        309,560.99          1
    2074 OCEAN WAY                     7.750          2,220.88         56
                                       7.500          2,220.88      557,000.00
    LAGUNA BEACH     CA   92651          1            10/25/96         00
    0430090977                           05           12/01/96          0
    412610194                            O            11/01/26
    0


    1536906          356/G01             F          248,000.00         ZZ
                                         360        247,698.45          1
    781 ANACAPA COURT                  8.500          1,906.91         80
                                       8.250          1,906.91      310,000.00
    MILPITAS         CA   95035          1            10/09/96         00
    0430102038                           05           12/01/96          0
    2382067                              O            11/01/26
    0


    1536945          131/G01             F          207,000.00         ZZ
                                         360        205,299.69          1
    120 SHATO PLACE                    7.125          1,394.60         78
                                       6.875          1,394.60      267,000.00
    FREMONT          CA   94539          1            02/13/96         00
    0430094896                           05           04/01/96          0
    9417266                              O            03/01/26
    0


    1536946          131/G01             F          220,000.00         ZZ
                                         360        218,401.32          1
1


    12205 LONG LAKE BLVD               7.750          1,576.11         94
                                       7.500          1,576.11      235,000.00
    OKLAHOMA CITY    OK   73170          1            02/21/96         04
    0430096727                           05           04/01/96         30
    6536244                              O            03/01/26
    0


    1536972          668/G01             F          228,000.00         ZZ
                                         360        227,854.61          1
    6220 151ST AVENUE SOUTHEAST        8.250          1,712.89         80
                                       8.000          1,712.89      285,000.00
    BELLEVUE         WA   98006          1            11/20/96         00
    0430094532                           05           01/01/97          0
    0006994057                           O            12/01/26
    0


    1536983          668/G01             F          232,000.00         ZZ
                                         360        231,855.80          1
    3563 PERADA DRIVE                  8.375          1,763.37         80
                                       8.125          1,763.37      290,000.00
    WALNUT CREEK     CA   94598          1            11/15/96         00
    0430090654                           05           01/01/97          0
    6988588                              O            12/01/26
    0


    1537033          A91/G01             F          110,200.00         ZZ
                                         360        110,200.00          1
    37 NIMS AVENUE                     8.500            847.34         95
                                       8.250            847.34      116,000.00
    WEST BABYLON     NY   11704          1            12/05/96         04
    0430086595                           05           02/01/97         30
    UNK                                  O            01/01/27
    0


    1537086          776/G01             F          225,600.00         ZZ
                                         360        225,332.66          1
    1933 WINTERSET PLACE               8.625          1,754.69         80
                                       8.375          1,754.69      282,000.00
    SIMI VALLEY      CA   93065          1            10/23/96         00
    0430077701                           05           12/01/96          0
    2135359                              O            11/01/26
    0


    1537093          668/G01             F          238,000.00         ZZ
                                         360        237,710.60          1
    1147 ARBOLES WAY                   8.500          1,830.02         80
                                       8.250          1,830.02      297,500.00
    ARROYO GRANDE    CA   93420          1            10/22/96         00
    0430083386                           05           12/01/96          0
1


    6968127                              O            11/01/26
    0


    1537156          764/G01             F          340,000.00         ZZ
                                         360        339,766.01          1
    4260 SUZANNE DRIVE                 7.875          2,465.24         44
                                       7.625          2,465.24      790,000.00
    PALO ALTO        CA   94306          1            11/21/96         00
    0430099689                           05           01/01/97          0
    890478                               O            12/01/26
    0


    1537161          A07/G01             F          176,000.00         ZZ
                                         360        175,901.33          1
    52 HAINES BLVD                     8.875          1,400.34         80
                                       8.625          1,400.34      220,000.00
    PORT CHESTER     NY   10573          2            11/26/96         00
    0430082701                           05           01/01/97          0
    177174                               O            12/01/26
    0


    1537209          526/526             F          283,500.00         ZZ
                                         360        283,197.11          1
    10568 WILSON AVENUE                9.125          2,306.65         90
                                       8.875          2,306.65      315,000.00
    RANCHO CUCAMONG  CA   91737          1            10/02/96         10
    0150654                              05           12/01/96         17
    0150654                              O            11/01/26
    0


    1537260          637/G01             F          211,850.00         ZZ
                                         360        211,724.92          1
    107 MANZANITA AVENUE               8.625          1,647.75         95
                                       8.375          1,647.75      223,000.00
    SOUTH SAN FRANC  CA   94080          2            11/13/96         14
    0430091124                           05           01/01/97         30
    3439635                              O            12/01/26
    0


    1537263          976/G01             F          229,900.00         ZZ
                                         360        229,764.27          1
    8111 BLERIOT AVENUE                8.625          1,788.14         95
                                       8.375          1,788.14      242,000.00
    LOS ANGELES      CA   90045          1            11/14/96         11
    0430101360                           05           01/01/97         30
    326730                               O            12/01/26
    0


1


    1537266          976/G01             F          240,000.00         ZZ
                                         360        239,843.00          1
    24981 EATON LANE                   8.125          1,782.00         80
                                       7.875          1,782.00      300,000.00
    LAGUNA NIGUEL    CA   92677          1            11/14/96         00
    0430093096                           03           01/01/97          0
    325937                               O            12/01/26
    0


    1537284          559/G01             F          160,750.00         ZZ
                                         360        160,569.09          1
    117 WEST GREEN VALE DRIVE          8.875          1,279.00         87
                                       8.625          1,279.00      185,000.00
    CAMARILLO        CA   93010          2            10/21/96         01
    0430096396                           03           12/01/96         25
    5389515                              O            11/01/26
    0


    1537287          626/G01             F          636,000.00         ZZ
                                         360        635,165.10          1
    2408 LATIGO DRIVE                  8.125          4,722.29         73
                                       7.875          4,722.29      875,000.00
    SOLVANG          CA   93463          2            10/24/96         00
    0430104687                           03           12/01/96          0
    6672695                              O            11/01/26
    0


    1537300          267/267             F          416,000.00         ZZ
                                         360        415,410.88          1
    417 DEWEY BOULEVARD                7.750          2,980.25         80
                                       7.500          2,980.25      520,000.00
    SAN FRANCISCO    CA   94116          1            10/22/96         00
    4423420                              05           12/01/96          0
    4423420                              O            11/01/26
    0


    1537337          A93/G01             F          243,000.00         ZZ
                                         360        243,000.00          1
    69 47 181ST STREET                 8.625          1,890.03         90
                                       8.375          1,890.03      270,000.00
    FRESH MEADOWS    NY   11365          1            12/27/96         04
    0430104679                           05           02/01/97         25
    UNK                                  O            01/01/27
    0


    1537425          828/G01             F          345,000.00         ZZ
                                         360        344,801.51          1
    606 BANDERA DRIVE                  8.750          2,714.12         75
                                       8.500          2,714.12      460,000.00
1


    ALLEN            TX   75002          1            11/14/96         00
    0430097212                           05           01/01/97          0
    65010037                             O            12/01/26
    0


    1537646          A71/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    12112 WOODLEY AVENUE               7.875          1,827.17         78
                                       7.625          1,827.17      325,000.00
    GRANADA HILLS    CA   91344          2            12/04/96         00
    0430092932                           05           02/01/97          0
    UNKNOWN                              O            01/01/27
    0


    1537694          976/G01             F          308,000.00         ZZ
                                         360        308,000.00          1
    153 EL CAMINITIO ROAD              7.875          2,233.22         80
                                       7.625          2,233.22      385,000.00
    CARMEL VALLEY    CA   93924          1            12/04/96         00
    0430111708                           05           02/01/97          0
    316139                               O            01/01/27
    0


    1537726          491/491             F          555,000.00         ZZ
                                         360        554,307.65          1
    6730 WAGGONER DRIVE                8.375          4,218.41         69
                                       8.125          4,218.41      805,000.00
    DALLAS           TX   75230          1            10/11/96         00
    0061325279                           05           12/01/96          0
    0061325279                           O            11/01/26
    0


    1537731          814/G01             F          190,400.00         ZZ
                                         360        190,400.00          1
    862 DERRY CIRCLE                   8.375          1,447.18         80
                                       8.125          1,447.18      238,000.00
    VACAVILLE        CA   95688          2            12/24/96         00
    0430109777                           05           02/01/97          0
    809610187                            O            01/01/27
    0


    1537773          180/G01             F          244,750.00         ZZ
                                         360        244,581.56          1
    16 CELANO COURT                    7.875          1,774.61         90
                                       7.625          1,774.61      271,990.00
    NEWPORT COAST A  CA   92657          1            11/21/96         19
    0430105478                           01           01/01/97         25
    4623708                              O            12/01/26
    0
1




    1537922          881/G01             F          232,500.00         ZZ
                                         360        232,351.75          1
    1656 PALISADES DRIVE               8.250          1,746.69         75
                                       8.000          1,746.69      310,000.00
    LOS ANGELES      CA   90272          1            11/22/96         00
    0430097048                           01           01/01/97          0
    602316                               O            12/01/26
    0


    1537971          561/G01             F          213,750.00         ZZ
                                         360        213,496.69          1
    861 BULLEN DRIVE                   8.625          1,662.53         95
                                       8.375          1,662.53      225,000.00
    MIDDLETOWN       DE   19709          1            10/21/96         10
    0430092163                           05           12/01/96         30
    8780884                              O            11/01/26
    0


    1537981          637/G01             F          146,000.00         ZZ
                                         360        145,822.47          1
    1955 MURIFIELD AVENUE              8.500          1,122.62         75
                                       8.250          1,122.62      196,000.00
    ROCKWALL         TX   75087          2            10/30/96         00
    0430080929                           05           12/01/96          0
    3384039                              O            11/01/26
    0


    1538156          E05/E05             F          250,000.00         ZZ
                                         360        248,643.57          1
    2720 HOLYOKE                       7.375          1,726.69         70
                                       7.125          1,726.69      359,900.00
    ANN ARBOR        MI   48103          1            05/15/96         00
    1051029                              05           07/01/96          0
    1051029                              O            06/01/26
    0


    1538160          E26/G01             F          132,000.00         ZZ
                                         360        131,839.49          1
    6803 BRADFORD PLACE                8.500          1,014.97         80
                                       8.250          1,014.97      165,000.00
    LAUREL           MD   20707          1            10/15/96         00
    0430077008                           05           12/01/96          0
    424961                               O            11/01/26
    0


    1538187          253/253             F          232,500.00         ZZ
                                         360        232,202.46          1
1


    109 OVERLOOK DRIVE                 8.250          1,746.70         75
                                       8.000          1,746.70      310,000.00
    POINT VEDRA BEA  FL   32082          5            10/23/96         00
    322866                               05           12/01/96          0
    322866                               O            11/01/26
    0


    1538201          E19/G01             F          206,400.00         ZZ
                                         360        206,264.98          1
    2016 SOUTH RIMPAU BLVD             8.125          1,532.52         80
                                       7.875          1,532.52      258,000.00
    LOS ANGELES      CA   90016          2            11/04/96         00
    0430092510                           05           01/01/97          0
    100013458                            O            12/01/26
    0


    1538237          E05/E05             F          245,000.00         ZZ
                                         360        243,653.73          1
    8200 SHIELD RD                     8.000          1,797.73         90
                                       7.750          1,797.73      275,000.00
    DEXTER           MI   48130          2            04/16/96         10
    UNKNOWN                              05           06/01/96         25
    UNKNOWN                              O            05/01/26
    0


    1538263          B75/G01             F          301,500.00         ZZ
                                         360        301,307.74          1
    591 LUCILLE DRIVE                  8.250          2,265.07         90
                                       8.000          2,265.07      335,000.00
    INCLINE VILLAGE  NV   89450          1            11/20/96         01
    0430093807                           05           01/01/97         25
    2720266                              O            12/01/26
    0


    1538375          455/G01             F          170,000.00         ZZ
                                         360        169,793.29          1
    803 WELCOME ROAD                   8.500          1,307.16         60
                                       8.250          1,307.16      285,000.00
    NEWNAN           GA   30263          1            10/28/96         00
    0430100263                           05           12/01/96          0
    52898                                O            11/01/26
    0


    1538385          B64/B64             F          250,000.00         ZZ
                                         360        250,000.00          1
    1217 GALWAY COURT                  8.250          1,878.17         80
                                       8.000          1,878.17      315,000.00
    HUMMELSTOWN      PA   17036          2            12/19/96         00
    00057581                             01           02/01/97          0
1


    00057581                             O            01/01/27
    0


    1538452          668/G01             F          200,000.00         ZZ
                                         360        199,737.45          1
    24095 SCHULTIES ROAD               8.125          1,485.00         80
                                       7.875          1,485.00      250,000.00
    LOS GATOS        CA   95030          1            10/25/96         00
    0430117382                           05           12/01/96          0
    6973473                              O            11/01/26
    0


    1538466          369/G01             F          221,350.00         ZZ
                                         360        221,051.97          1
    17235 THEISS MAIL ROUTE RD         8.000          1,624.19         90
                                       7.750          1,624.19      245,965.00
    SPRING           TX   77379          1            10/31/96         14
    0430076984                           03           12/01/96         25
    49670748                             O            11/01/26
    0


    1538558          E82/G01             F          160,000.00         ZZ
                                         360        159,795.24          1
    29 WHITMAN ROAD                    8.250          1,202.03         75
                                       8.000          1,202.03      215,000.00
    WORCESTER        MA   01609          2            10/25/96         00
    0400030052                           05           12/01/96          0
    400030052                            O            11/01/26
    0


    1538655          776/G01             F          312,000.00         ZZ
                                         360        311,806.07          1
    1041 CACTUS COURT                  8.375          2,371.43         80
                                       8.125          2,371.43      390,000.00
    THOUSAND OAKS    CA   91320          2            11/01/96         00
    0430102699                           03           01/01/97          0
    2135366                              O            12/01/26
    0


    1538662          765/G01             F          272,000.00         ZZ
                                         360        271,677.67          1
    18195 MOCKINGBIRD CANYON ROAD      8.625          2,115.59         90
                                       8.375          2,115.59      305,000.00
    RIVERSIDE        CA   92504          2            10/30/96         12
    0430118802                           05           12/01/96         25
    140089                               O            11/01/26
    0


1


    1538664          637/G01             F          270,000.00         ZZ
                                         360        269,636.45          1
    507 AVENUE CABRILLO                8.000          1,981.17         80
                                       7.750          1,981.17      337,500.00
    EL GRANADA       CA   94018          1            10/15/96         00
    0430076224                           05           12/01/96          0
    9311184                              O            11/01/26
    0


    1538665          637/G01             F          492,000.00         ZZ
                                         360        491,386.25          1
    3595 SIERRA ROAD                   8.375          3,739.56         80
                                       8.125          3,739.56      615,000.00
    SAN JOSE         CA   95132          1            10/24/96         00
    0430078196                           05           12/01/96          0
    912158                               O            11/01/26
    0


    1538667          A91/G01             F          223,650.00         ZZ
                                         360        223,510.99          1
    26 WEEKS AVENUE                    8.375          1,699.90         90
                                       8.125          1,699.90      248,500.00
    OYSTER BAY       NY   11771          1            11/18/96         04
    0430072769                           05           01/01/97         25
    UNKNOWN                              O            12/01/26
    0


    1538683          893/G01             F          260,000.00         ZZ
                                         360        259,825.54          1
    311 GRUNION COURT                  8.000          1,907.79         65
                                       7.750          1,907.79      400,000.00
    FOSTER CITY      CA   94404          1            11/22/96         00
    0430093161                           05           01/01/97          0
    1538683                              O            12/01/26
    0


    1538684          965/G01             F           90,000.00         ZZ
                                         360         89,945.48          1
    11260 NORTH 92ND STREET #1069      8.500            692.02         61
                                       8.250            692.02      148,993.00
    SCOTTSDALE       AZ   85260          1            11/18/96         00
    0430099234                           05           01/01/97          0
    1538684                              O            12/01/26
    0


    1538690          637/G01             F          247,500.00         ZZ
                                         360        247,357.60          1
    2435 BEDFORD STREET                8.750          1,947.09         90
                                       8.500          1,947.09      275,000.00
1


    STAMFORD         CT   06905          1            11/26/96         04
    0430099358                           03           01/01/97         25
    9379405                              O            12/01/26
    0


    1538692          637/G01             F          159,000.00         ZZ
                                         360        159,000.00          1
    213 ROSLYN AVENUE                  8.375          1,208.52         75
                                       8.125          1,208.52      212,000.00
    CARLE PLACE      NY   11514          1            12/09/96         00
    0430110130                           05           02/01/97          0
    9383787                              O            01/01/27
    0


    1538757          F03/G01             F          119,600.00         ZZ
                                         360        119,523.73          1
    215 30TH STREET                    8.250            898.52         75
                                       8.000            898.52      159,500.00
    BOULDER          CO   80303          1            11/22/96         00
    0430096743                           05           01/01/97          0
    DEN10245                             O            12/01/26
    0


    1538766          180/G01             F          236,000.00         ZZ
                                         360        235,705.60          1
    6410 RIDGEWOOD DRIVE               8.375          1,793.77         80
                                       8.125          1,793.77      295,000.00
    CASTRO VALLEY    CA   94546          1            10/22/96         00
    0430079707                           03           12/01/96          0
    4493128                              O            11/01/26
    0


    1538793          B24/G01             F          346,500.00         ZZ
                                         360        346,295.43          2
    79 STRICKLAND ROAD                 8.625          2,695.04         77
                                       8.375          2,695.04      451,407.00
    GREENWICH        CT   06807          2            11/27/96         00
    0430086686                           05           01/01/97          0
    173806                               O            12/01/26
    0


    1538799          227/G01             F          281,000.00         ZZ
                                         360        280,683.77          1
    619 SIXTH STREET                   8.875          2,235.76         75
                                       8.625          2,235.76      375,000.00
    LAKEWOOD         NJ   08701          5            10/17/96         00
    0430120055                           05           12/01/96          0
    1691978                              O            11/01/26
    0
1




    1538800          A91/G01             F          106,800.00         ZZ
                                         360        106,738.55          1
    263 WOODHULL AVENUE                8.750            840.20         80
                                       8.500            840.20      133,500.00
    PORT JEFFERSON   NY   11776          1            11/18/96         00
    0430073213                           05           01/01/97          0
    UNKNOWN                              O            12/01/26
    0


    1538841          637/G01             F          191,200.00         ZZ
                                         360        191,084.16          1
    3667 MANDA DRIVE                   8.500          1,470.17         80
                                       8.250          1,470.17      239,000.00
    SAN JOSE         CA   95124          1            11/01/96         00
    0430118570                           05           01/01/97          0
    9311648                              O            12/01/26
    0


    1538859          E44/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    1737 SOUTH MILL LANE               8.250          4,883.23         73
                                       8.000          4,883.23      900,000.00
    HEBER CITY       UT   84032          4            11/27/96         00
    0430096248                           05           02/01/97          0
    11245366                             O            01/01/27
    0


    1538938          702/702             F          245,000.00         ZZ
                                         360        245,000.00          1
    98 WHISPERING MEADOWS              8.050          1,806.27         90
                                       7.800          1,806.27      275,000.00
    CHARLOTTE        VT   05445          1            12/03/96         11
    5038286                              05           02/01/97         25
    5038286                              O            01/01/27
    0


    1538957          B24/G01             F          148,350.00         ZZ
                                         360        148,350.00          1
    27 CONCORD STREET                  8.500          1,140.68         69
                                       8.250          1,140.68      215,000.00
    GREENWICH        CT   06831          1            12/05/96         00
    0430086728                           05           02/01/97          0
    178954                               O            01/01/27
    0


    1538958          998/G01             F          216,000.00         ZZ
                                         360        215,847.54          1
1


    265 ORIZABA AVENUE                 7.750          1,547.46         80
                                       7.500          1,547.46      270,000.00
    LONG BEACH       CA   90803          1            11/21/96         00
    0430100008                           05           01/01/97          0
    99637266                             O            12/01/26
    0


    1539025          744/G01             F          650,000.00         ZZ
                                         360        649,606.23          1
    407 NEVADA AVENUE                  8.500          4,997.94         73
                                       8.250          4,997.94      900,000.00
    SAN MATEO        CA   94402          2            10/31/96         00
    0430102673                           05           01/01/97          0
    78877                                O            12/01/26
    0


    1539031          776/G01             F          185,200.00         ZZ
                                         360        185,093.45          1
    4429 SAINT CLAIR AVENUE            8.750          1,456.97         78
    STUDIO CITY AREA                   8.500          1,456.97      237,500.00
    LOS ANGELES      CA   91604          1            11/04/96         00
    0430079772                           05           01/01/97          0
    2135372                              O            12/01/26
    0


    1539142          976/G01             F          285,000.00         ZZ
                                         360        284,818.26          1
    5845 SOUTH LAMB BOULEVARD          8.250          2,141.12         75
                                       8.000          2,141.12      385,000.00
    LAS VEGAS        NV   89120          1            11/21/96         00
    0430110544                           05           01/01/97          0
    331091                               O            12/01/26
    0


    1539145          976/G01             F          467,500.00         ZZ
                                         360        467,500.00          1
    301 LA VERNE AVENUE                8.875          3,719.64         69
                                       8.625          3,719.64      680,000.00
    MILL VALLEY      CA   94941          2            12/03/96         00
    0430110502                           05           02/01/97          0
    343799                               O            01/01/27
    0


    1539167          180/G01             F          290,650.00         ZZ
                                         360        290,131.48          1
    2405 EAST CEDAR AVENUE             8.625          2,260.65         66
                                       8.375          2,260.65      445,000.00
    DENVER           CO   80206          1            10/10/96         00
    0430093476                           05           11/01/96          0
1


    3947413                              O            10/01/26
    0


    1539178          F64/G01             F          161,850.00         ZZ
                                         360        161,746.79          1
    21510 NORMAN SHORES DRIVE          8.250          1,215.93         75
                                       8.000          1,215.93      215,850.00
    CORNELIUS        NC   28031          1            12/03/96         00
    0430097717                           05           01/01/97          0
    176523                               O            12/01/26
    0


    1539199          429/429             F          242,250.00         ZZ
                                         360        241,955.44          1
    126 REDWOOD DRIVE                  8.500          1,862.70         95
                                       8.250          1,862.70      255,000.00
    TRUSSVILLE       AL   35173          1            10/18/96         11
    0021695253                           03           12/01/96         30
    0021695253                           O            11/01/26
    0


    1539306          B26/G01             F          220,000.00         ZZ
                                         360        220,000.00          1
    58-51 230 STREET                   8.750          1,730.74         88
                                       8.500          1,730.74      250,000.00
    BAYSIDE          NY   11364          1            12/12/96         14
    0430100032                           05           02/01/97         25
    1311011746                           O            01/01/27
    0


    1539412          638/G01             F          341,550.00         ZZ
                                         360        341,337.70          1
    9827 NORTH VIEW COURT              8.375          2,596.03         90
                                       8.125          2,596.03      379,500.00
    ESCONDIDO        CA   92026          1            11/19/96         01
    0430090837                           05           01/01/97         25
    8607831                              O            12/01/26
    0


    1539416          F03/G01             F          132,000.00         ZZ
                                         360        132,000.00          1
    52 SALLY CIRCLE                    8.750          1,038.45         60
                                       8.500          1,038.45      221,000.00
    BRECKENRIDGE     CO   80424          2            12/23/96         00
    0430120709                           05           02/01/97          0
    DEN10271                             O            01/01/27
    0


1


    1539424          976/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
    1635 PLYMOUTH AVENUE               8.250          3,155.33         80
                                       8.000          3,155.33      525,000.00
    SAN FRANCISCO    CA   94127          1            12/02/96         00
    0430098913                           05           02/01/97          0
    920995                               O            01/01/27
    0


    1539432          764/G01             F          588,000.00         ZZ
                                         360        588,000.00          1
    6 BRIGADIER                        8.250          4,417.45         66
                                       8.000          4,417.45      900,000.00
    IRVINE           CA   92715          2            12/03/96         00
    0430103192                           03           02/01/97          0
    890496                               O            01/01/27
    0


    1539433          731/G01             F          165,600.00         ZZ
                                         360        165,504.72          1
    3007 BARNES STREET                 8.750          1,302.78         80
                                       8.500          1,302.78      207,000.00
    SIMI VALLEY      CA   93065          2            11/20/96         00
    0430095208                           05           01/01/97          0
    8000360                              O            12/01/26
    0


    1539434          814/G01             F          260,800.00         ZZ
                                         360        260,800.00          1
    438 PORTOFINO DRIVE #102           7.750          1,868.41         80
                                       7.500          1,868.41      326,000.00
    SAN CARLOS       CA   94070          1            12/03/96         00
    0430098574                           01           02/01/97          0
    809611079                            O            01/01/27
    0


    1539435          965/G01             F          330,000.00         ZZ
                                         360        330,000.00          1
    614 ESCALANTE                      8.250          2,479.18         68
                                       8.000          2,479.18      490,000.00
    CARBONDALE       CO   81623          2            12/17/96         00
    0430111377                           03           02/01/97          0
    4405                                 O            01/01/27
    0


    1539449          626/G01             F          264,000.00         ZZ
                                         360        263,670.65          1
    10354 LINSCOTT COURT               8.375          2,006.60         80
                                       8.125          2,006.60      330,000.00
1


    ELK GROVE        CA   95624          1            10/25/96         00
    0430091512                           05           12/01/96          0
    6664791                              O            11/01/26
    0


    1539473          F34/G01             F          206,250.00         ZZ
                                         360        206,115.08          1
    2340 ASHFORD LANE                  8.125          1,531.40         80
                                       7.875          1,531.40      257,815.00
    WALDORF          MD   20603          1            11/25/96         00
    0430092676                           03           01/01/97          0
    100134                               O            12/01/26
    0


    1539487          129/G01             F          270,750.00         ZZ
                                         360        270,445.30          1
    639 HOLLIS ST                      8.875          2,154.21         95
                                       8.625          2,154.21      285,000.00
    DUNSTABLE        MA   01827          1            11/01/96         01
    0430102327                           05           12/01/96         30
    3900001532                           O            11/01/26
    0


    1539533          B93/G01             F          332,000.00         ZZ
                                         360        332,000.00          1
    6020 EAST MARIPOSA STREET          8.125          2,465.10         61
                                       7.875          2,465.10      550,000.00
    SCOTTSDALE       AZ   85251          1            12/04/96         00
    0430105155                           05           02/01/97          0
    1100016822                           O            01/01/27
    0


    1539608          661/661             F          120,000.00         ZZ
                                         360        119,453.17          1
    FOSSIL RIDGE ESTATES LOT 4         8.250            901.52         75
                                       8.000            901.52      160,000.00
    DECATUR          TX   76234          1            05/24/96         00
    UNKNOWN                              05           07/01/96          0
    UNKNOWN                              O            06/01/26
    0


    1539685          623/623             F          340,000.00         ZZ
                                         360        340,000.00          1
    61476 TAM MCARTHUR LOOP            8.125          2,524.49         80
                                       7.750          2,524.49      425,000.00
    BEND             OR   97702          2            12/02/96         00
    37090680                             03           02/01/97          0
    37090680                             O            01/01/27
    0
1




    1539738          E57/G01             F          217,500.00         ZZ
                                         360        217,378.06          1
    2093 PALMETTO TERRACE              8.875          1,730.53         95
                                       8.625          1,730.53      229,465.00
    FULLERTON        CA   92631          1            11/07/96         12
    0430092403                           09           01/01/97         30
    76162005227                          O            12/01/26
    0


    1539756          966/G01             F          230,200.00         ZZ
                                         360        230,200.00          1
    2704 WOODED TRAIL COURT            8.250          1,729.42         80
                                       8.000          1,729.42      287,800.00
    GRAPEVINE        TX   76501          1            12/06/96         00
    0430103317                           05           02/01/97          0
    30002683                             O            01/01/27
    0


    1539771          624/G01             F          183,200.00         ZZ
                                         360        183,079.90          1
    115 JETER STREET                   8.125          1,360.52         80
                                       7.875          1,360.52      229,000.00
    SANTA CRUZ       CA   95060          1            11/05/96         00
    0430080531                           05           01/01/97          0
    46001760093                          O            12/01/26
    0


    1539809          E82/G01             F          220,250.00         ZZ
                                         360        220,105.93          1
    740 HERBGLEN COURT                 8.125          1,635.35         80
                                       7.875          1,635.35      278,000.00
    COLORADO SPRING  CO   80906          1            11/15/96         00
    0400030177                           05           01/01/97          0
    400030177                            O            12/01/26
    0


    1539853          575/G01             F          256,500.00         ZZ
                                         360        256,211.34          1
    300 N  MOORELAND ROAD              8.875          2,040.83         90
                                       8.625          2,040.83      285,000.00
    RICHMOND         VA   23229          1            10/24/96         14
    0430112466                           05           12/01/96         25
    411007655                            O            11/01/26
    0


    1539861          181/181             F          120,000.00         ZZ
                                         360        119,748.92          1
1


    2909 VIA SAN DELARRO               8.875            954.78         75
                                       8.625            954.78      160,000.00
    MONTEBELLO       CA   90640          2            09/12/96         00
    5102430                              05           11/01/96          0
    5102430                              O            10/01/26
    0


    1539874          705/G01             F          185,000.00         ZZ
                                         360        185,000.00          1
    124 BAYVILLE AVENUE                8.625          1,438.91         62
                                       8.375          1,438.91      300,000.00
    BAYVILLE         NY   11709          1            12/10/96         00
    0430105429                           05           02/01/97          0
    96300303                             O            01/01/27
    0


    1539888          F27/G01             F          224,400.00         ZZ
                                         360        224,249.43          1
    21474 TITHABLES CIRCLE             8.000          1,646.57         80
                                       7.750          1,646.57      281,010.00
    ASHBURN          VA   22011          1            11/27/96         00
    0430102798                           03           01/01/97          0
    UNKNOWN                              O            12/01/26
    0


    1539896          369/G01             F          263,700.00         ZZ
                                         360        262,985.13          1
    3 MONUMENT DRIVE                   8.000          1,934.94         90
                                       7.750          1,934.94      293,000.00
    STAFFORD         VA   22554          1            08/29/96         11
    0430091173                           03           10/01/96         25
    47965983                             O            09/01/26
    0


    1539900          455/G01             F          207,000.00         ZZ
                                         360        206,857.54          1
    295 CROSSTREE LANE                 7.875          1,500.90         66
                                       7.625          1,500.90      315,000.00
    ATLANTA          GA   30328          1            11/15/96         00
    0430090720                           03           01/01/97          0
    53551                                O            12/01/26
    0


    1539912          757/G01             F           94,750.00         ZZ
                                         360         94,695.49          1
    3640 DEER ISLE COVE                8.750            745.40         70
                                       8.500            745.40      135,400.00
    LAWRENCEVILLE    GA   30244          1            11/15/96         00
    0430084137                           05           01/01/97          0
1


    2869675                              O            12/01/26
    0


    1539957          F03/G01             F           54,000.00         ZZ
                                         360         53,967.28          1
    2400 S MEADE STREET                8.500            415.22         60
                                       8.250            415.22       91,000.00
    DENVER           CO   80219          1            11/27/96         00
    0430099010                           05           01/01/97          0
    DEN10308                             O            12/01/26
    0


    1539970          375/G01             F          335,000.00         ZZ
                                         360        332,308.71          1
    5965 CARNEGIE LANE                 8.250          2,516.74         78
                                       8.000          2,516.74      435,000.00
    PLANO            TX   75093          1            02/29/96         00
    0430115071                           03           04/01/96          0
    387649                               O            03/01/26
    0


    1539971          B64/B64             F          319,400.00         ZZ
                                         360        319,058.75          1
    LOT 128 GLENDOWER DRIVE            9.125          2,598.75         90
                                       8.875          2,598.75      355,000.00
    LANCASTER        PA   17601          1            10/03/96         10
    00004786                             05           12/01/96         25
    00004786                             O            11/01/26
    0


    1539974          470/G01             F          137,750.00         ZZ
                                         360        137,659.89          1
    974 KINGWOOD STREET                8.125          1,022.79         95
                                       7.875          1,022.79      145,000.00
    SANTA ROSA       CA   95401          2            11/26/96         11
    0430092148                           05           01/01/97         30
    25082014                             O            12/01/26
    0


    1539978          666/G01             F          138,400.00         ZZ
                                         360        138,309.46          1
    1008 HAGEN COURT                   8.125          1,027.62         80
                                       7.875          1,027.62      173,000.00
    SIMI VALLEY      CA   93065          1            11/26/96         00
    0430096131                           05           01/01/97          0
    591000                               O            12/01/26
    0


1


    1539990          624/G01             F          261,600.00         ZZ
                                         360        261,600.00          1
    1627 REBEL WAY                     8.125          1,942.37         80
                                       7.875          1,942.37      327,000.00
    SAN JOSE         CA   95118          1            11/26/96         00
    0430095976                           05           02/01/97          0
    86020460076                          O            01/01/27
    0


    1540072          731/G01             F          317,000.00         ZZ
                                         360        316,812.85          1
    2045 11TH STREET                   8.625          2,465.59         75
                                       8.375          2,465.59      425,000.00
    SANTA MONICA     CA   90405          5            11/07/96         00
    0430103655                           05           01/01/97          0
    1001135                              O            12/01/26
    0


    1540077          685/G01             F          411,900.00         ZZ
                                         360        411,650.47          1
    21006 MENDENHALL COURT             8.500          3,167.15         80
                                       8.250          3,167.15      514,900.00
    TOPANGA CANYON   CA   90290          1            11/14/96         00
    0430111914                           03           01/01/97          0
    105701                               O            12/01/26
    0


    1540078          637/G01             F          298,400.00         ZZ
                                         360        298,209.72          1
    4379 GROVER DRIVE                  8.250          2,241.78         80
                                       8.000          2,241.78      373,000.00
    FREMONT          CA   94536          1            11/04/96         00
    0430085092                           03           01/01/97          0
    3439791                              O            12/01/26
    0


    1540079          637/G01             F          252,000.00         ZZ
                                         360        251,851.22          1
    67 HILLCREST AVENUE                8.625          1,960.03         90
                                       8.375          1,960.03      280,000.00
    LARCHMONT        NY   10538          1            11/08/96         01
    0430087718                           05           01/01/97         25
    9381252                              O            12/01/26
    0


    1540081          637/G01             F          272,250.00         ZZ
                                         360        272,076.39          1
    23600 KIVIK STREET                 8.250          2,045.33         90
                                       8.000          2,045.33      302,500.00
1


    WOODLAND HILLS   CA   91367          1            11/05/96         11
    0430086868                           05           01/01/97         25
    9426370                              O            12/01/26
    0


    1540084          637/G01             F          320,000.00         ZZ
                                         360        319,829.70          2
    128 HEYWARD STREET                 9.125          2,603.63         80
                                       8.875          2,603.63      400,000.00
    BROOKLYN         NY   11206          1            11/07/96         00
    0430086843                           05           01/01/97          0
    9382219                              O            12/01/26
    0


    1540086          637/G01             F          253,000.00         ZZ
                                         360        252,842.74          1
    41 ITHACA AVENUE                   8.375          1,922.99         75
                                       8.125          1,922.99      337,500.00
    ATLANTIC BEACH   NY   11509          1            11/08/96         00
    0430082685                           05           01/01/97          0
    9382078                              O            12/01/26
    0


    1540109          E23/G01             F          351,350.00         ZZ
                                         360        351,120.16          1
    5887 KILLARNEY CIRCLE              8.125          2,608.77         80
                                       7.875          2,608.77      439,220.00
    SAN JOSE         CA   95138          1            11/08/96         00
    0430092262                           03           01/01/97          0
    107949                               O            12/01/26
    0


    1540124          F16/G01             F          316,000.00         ZZ
                                         360        315,793.28          1
    148 LESSAY                         8.125          2,346.30         80
                                       7.875          2,346.30      395,000.00
    NEWPORT COAST    CA   92657          1            11/01/96         00
    0430097907                           01           01/01/97          0
    96315816                             O            12/01/26
    0


    1540156          439/439             F           95,000.00         ZZ
                                         360         94,883.29          1
    737 GREEN AVENUE                   8.450            727.11         44
                                       8.200            727.11      218,000.00
    SAN BRUNO        CA   94066          1            09/24/96         00
    1876393                              05           12/01/96          0
    1876393                              O            11/01/26
    0
1




    1540158          439/439             F          333,000.00         ZZ
                                         360        332,556.14          1
    1008 OCEAN LANE                    8.050          2,455.06         61
                                       7.800          2,455.06      550,000.00
    IMPERIAL BEACH   CA   91932          2            10/18/96         00
    1879796                              05           12/01/96          0
    1879796                              O            11/01/26
    0


    1540166          439/G01             F          260,000.00         ZZ
                                         360        259,547.92          1
    50 GENTRY DRIVE                    8.750          2,045.43         56
                                       8.500          2,045.43      470,000.00
    HAWTHORN WOODS   IL   60047          5            09/09/96         00
    0430080176                           05           11/01/96          0
    1872117                              O            10/01/26
    0


    1540171          439/G01             F          306,000.00         ZZ
                                         360        305,587.99          1
    4749 ARCOLA AVENUE                 8.000          2,245.32         90
                                       7.750          2,245.32      340,000.00
    TOLUCA LAKE      CA   91602          1            10/23/96         10
    0430083881                           05           12/01/96         25
    1875272                              O            11/01/26
    0


    1540180          439/G01             F          236,000.00         ZZ
                                         360        235,691.76          1
    2945 RODEO LANE                    8.150          1,756.43         80
                                       7.900          1,756.43      295,000.00
    LIVERMORE        CA   94550          1            10/14/96         00
    0430079426                           05           12/01/96          0
    1877489                              O            11/01/26
    0


    1540181          439/G01             F          384,800.00         ZZ
                                         360        384,544.41          1
    3126 DAVID AVENUE                  8.050          2,836.96         80
                                       7.800          2,836.96      481,000.00
    PALO ALTO        CA   94303          1            10/29/96         00
    0430080051                           05           01/01/97          0
    1877501                              O            12/01/26
    0


    1540185          439/G01             F          117,500.00         ZZ
                                         360        117,346.52          1
1


    1061 FAIR AVENUE                   8.150            874.50         70
                                       7.900            874.50      170,000.00
    SAN JOSE         CA   95122          2            10/16/96         00
    0430080192                           05           12/01/96          0
    1877754                              O            11/01/26
    0


    1540186          439/G01             F          408,000.00         ZZ
                                         360        407,472.52          1
    101 SOUTH ROCKINGHAM AVENUE        8.200          3,050.84         65
                                       7.950          3,050.84      635,000.00
    LOS ANGELES      CA   90049          5            10/22/96         00
    0430080788                           05           12/01/96          0
    1877822                              O            11/01/26
    0


    1540188          439/G01             F          315,000.00         ZZ
                                         360        314,788.64          1
    34 HILLSHIRE DRIVE                 8.000          2,311.36         68
                                       7.750          2,311.36      463,235.00
    LAKE OSWEGO      OR   97034          1            10/28/96         00
    0430079228                           05           01/01/97          0
    1878333                              O            12/01/26
    0


    1540190          439/G01             F          155,000.00         ZZ
                                         360        154,797.55          1
    1942 VINEWOOD STREET               8.150          1,153.59         73
                                       7.900          1,153.59      215,000.00
    LA VERNE         CA   91750          1            10/29/96         00
    0430079277                           05           12/01/96          0
    1878647                              O            11/01/26
    0


    1540193          439/G01             F           85,000.00         ZZ
                                         360         84,895.58          1
    6738 BUENA VISTA DRIVE             8.450            650.57         66
                                       8.200            650.57      130,000.00
    MARGATE          FL   33063          1            10/09/96         00
    0430079236                           05           12/01/96          0
    1879172                              O            11/01/26
    0


    1540195          439/G01             F           60,000.00         ZZ
                                         360         59,961.34          1
    14481 E. SCHOOL STREET             8.200            448.66         69
                                       7.950            448.66       88,000.00
    AMADOR CITY      CA   95601          1            11/04/96         00
    0430079350                           05           01/01/97          0
1


    1879316                              O            12/01/26
    0


    1540196          439/G01             F          325,000.00         ZZ
                                         360        324,571.18          1
    39075 CORTE DE OLLAS               8.100          2,407.44         55
                                       7.850          2,407.44      600,000.00
    MURRIETA         CA   92562          5            10/23/96         00
    0430081067                           05           12/01/96          0
    1879347                              O            11/01/26
    0


    1540197          439/G01             F          121,000.00         ZZ
                                         360        120,925.93          1
    3508 C BRADFORD PLACE              8.450            926.11         71
                                       8.200            926.11      171,000.00
    HOUSTON          TX   77025          2            11/01/96         00
    0430079038                           05           01/01/97          0
    1879368                              O            12/01/26
    0


    1540198          439/G01             F           88,800.00         ZZ
                                         360         88,690.90          1
    3617 46TH PLAZA EAST               8.450            679.66         60
                                       8.200            679.66      148,000.00
    BRADENTON        FL   34203          1            10/24/96         00
    0430080895                           05           12/01/96          0
    1879377                              O            11/01/26
    0


    1540199          439/G01             F          400,000.00         ZZ
                                         360        399,461.43          1
    1 BOWDEN LANE                      8.000          2,935.06         68
                                       7.750          2,935.06      588,235.00
    GLEN HEAD        NY   11545          1            10/31/96         00
    0430078667                           05           12/01/96          0
    1879573                              O            11/01/26
    0


    1540200          439/G01             F           62,600.00         ZZ
                                         360         62,520.69          1
    10366 BUENA VENTURA DR.            8.300            472.50         34
                                       8.050            472.50      189,000.00
    BOCA RATON       FL   33498          1            11/01/96         00
    0430079327                           05           12/01/96          0
    1879652                              O            11/01/26
    0


1


    1540201          439/G01             F           75,700.00         ZZ
                                         360         75,607.00          1
    3020 E HAZELTINE ST                8.450            579.39         75
                                       8.200            579.39      101,000.00
    ONTARIO          CA   91761          1            10/16/96         00
    0430079343                           05           12/01/96          0
    1879671                              O            11/01/26
    0


    1540203          439/G01             F          151,000.00         ZZ
                                         360        150,890.15          1
    15144 PARADISE VIEW DRIVE          7.600          1,066.18         59
                                       7.350          1,066.18      260,000.00
    WILLIS           TX   77378          2            11/01/96         00
    0430080259                           03           01/01/97          0
    1879943                              O            12/01/26
    0


    1540205          439/G01             F           51,000.00         T
                                         360         50,940.49          1
    7903 79TH WAY                      8.700            399.40         75
                                       8.450            399.40       68,000.00
    WEST PALM BEACH  FL   33407          1            10/29/96         00
    0430078774                           03           12/01/96          0
    1880052                              O            11/01/26
    0


    1540206          439/G01             F          178,100.00         ZZ
                                         360        177,867.39          1
    686 MADRONE AVENUE                 8.150          1,325.51         75
                                       7.900          1,325.51      237,500.00
    SUNNYVALE        CA   94086          1            10/23/96         00
    0430080275                           05           12/01/96          0
    1880272                              O            11/01/26
    0


    1540207          439/G01             F           40,000.00         ZZ
                                         360         39,975.52          1
    508-D SANTA CRUZ PLACE NE          8.450            306.15         65
                                       8.200            306.15       62,000.00
    ST PETERSBURG    FL   33703          5            11/04/96         00
    0430079137                           01           01/01/97          0
    1880422                              O            12/01/26
    0


    1540208          439/G01             F          227,200.00         ZZ
                                         360        226,912.18          1
    2897 SUMMERHEIGHTS DRIVE           8.300          1,714.88         80
                                       8.050          1,714.88      284,000.00
1


    SAN JOSE         CA   95132          2            10/22/96         00
    0430080457                           05           12/01/96          0
    1880451                              O            11/01/26
    0


    1540209          439/G01             F          341,600.00         ZZ
                                         360        341,149.28          1
    828 MILMADA DRIVE                  8.100          2,530.40         80
                                       7.850          2,530.40      427,000.00
    LA CANADA-FLINT  CA   91011          1            10/30/96         00
    0430079244                           05           12/01/96          0
    1880997                              O            11/01/26
    0


    1540212          439/G01             F          166,500.00         ZZ
                                         360        166,387.14          1
    13310 SW 14TH PLACE                7.950          1,215.92         75
                                       7.700          1,215.92      222,000.00
    DAVIE            FL   33325          1            11/08/96         00
    0430080135                           05           01/01/97          0
    1881317                              O            12/01/26
    0


    1540213          439/G01             F          310,000.00         ZZ
                                         360        309,796.18          1
    5155 VIA MARGARITA                 8.100          2,296.32         77
                                       7.850          2,296.32      407,000.00
    YORBA LINDA      CA   92886          1            11/06/96         00
    0430080010                           03           01/01/97          0
    1881613                              O            12/01/26
    0


    1540215          439/G01             F          108,500.00         ZZ
                                         360        108,355.38          1
    2934 WOODLAND HILLS DR.            8.050            799.92         70
                                       7.800            799.92      155,000.00
    GRAPEVINE        TX   76051          1            10/31/96         00
    0430079418                           05           12/01/96          0
    1882615                              O            11/01/26
    0


    1540216          439/G01             F          203,200.00         ZZ
                                         360        203,062.26          1
    1 NORDHOFF STREET                  7.950          1,483.94         75
                                       7.700          1,483.94      271,000.00
    SAN FRANCISCO    CA   94131          1            11/04/96         00
    0430079194                           05           01/01/97          0
    1883086                              O            12/01/26
    0
1




    1540280          375/G01             F          136,950.00         ZZ
                                         360        136,791.83          1
    13730 38TH AVENUE W                8.750          1,077.39         70
                                       8.500          1,077.39      196,950.00
    LYNNWOOD         WA   98037          1            10/28/96         00
    0430096230                           03           12/01/96          0
    UNKNOWN                              O            11/01/26
    0


    1540316          B75/G01             F          108,000.00         ZZ
                                         360        108,000.00          1
    302 UNDERHILL DRIVE                8.500            830.43         80
                                       8.250            830.43      135,000.00
    NAPA             CA   94558          2            12/12/96         00
    0430117176                           05           02/01/97          0
    2645646                              O            01/01/27
    0


    1540324          936/G01             F          308,000.00         ZZ
                                         360        307,421.64          1
    30300 RED LURE PLACE               8.375          2,341.03         80
                                       8.125          2,341.03      385,000.00
    CANYON LAKE      CA   92587          1            09/13/96         00
    0430121384                           03           11/01/96          0
    6117204                              O            10/01/26
    0


    1540326          624/G01             F          300,000.00         ZZ
                                         360        299,822.88          1
    32 MANU IHU PLACE                  8.625          2,333.37         75
                                       8.375          2,333.37      400,000.00
    KIHEI            HI   96753          1            11/01/96         00
    0430103226                           03           01/01/97          0
    70006360076                          O            12/01/26
    0


    1540328          480/G01             F          250,000.00         ZZ
                                         360        249,832.26          1
    1133 SAWGRASS DRIVE                8.000          1,834.41         53
                                       7.750          1,834.41      477,300.00
    GULF BREEZE      FL   32561          1            11/14/96         00
    0430081927                           03           01/01/97          0
    1011808                              O            12/01/26
    0


    1540329          E23/G01             F          207,000.00         ZZ
                                         360        206,861.10          1
1


    3942 EAST FLOSSMOOR AVENUE         8.000          1,518.90         80
                                       7.750          1,518.90      260,000.00
    MESA             AZ   85206          4            11/08/96         00
    0430108803                           05           01/01/97          0
    107894                               O            12/01/26
    0


    1540333          E19/G01             F          278,000.00         ZZ
                                         360        277,803.79          1
    43675 SKYE ROAD                    7.750          1,991.63         80
                                       7.500          1,991.63      350,000.00
    FREMONT          CA   94539          2            11/01/96         00
    0430095653                           03           01/01/97          0
    100012742                            O            12/01/26
    0


    1540343          976/G01             F          650,000.00         ZZ
                                         360        649,168.17          1
    9909 DESERT MOUNTAIN ROAD N.E.     8.250          4,883.24         76
                                       8.000          4,883.24      863,848.00
    ALBUQUERQUE      NM   87122          4            10/29/96         00
    0430117317                           05           12/01/96          0
    292967                               O            11/01/26
    0


    1540346          976/G01             F          302,700.00         ZZ
                                         360        302,511.85          1
    1501 ANGELBERRY STREET             8.375          2,300.74         80
                                       8.125          2,300.74      378,386.00
    LAS VEGAS        NV   89117          1            11/04/96         00
    0430098921                           03           01/01/97          0
    281063                               O            12/01/26
    0


    1540348          976/G01             F          389,000.00         ZZ
                                         360        388,764.34          1
    6450 DARELY COURT                  8.500          2,991.08         80
                                       8.250          2,991.08      487,000.00
    CUMMING          GA   30130          1            11/06/96         00
    0430096008                           03           01/01/97          0
    325153897                            O            12/01/26
    0


    1540351          976/G01             F          300,000.00         ZZ
                                         360        299,803.75          1
    7311 NEW DAWN COURT N.E.           8.125          2,227.50         71
                                       7.875          2,227.50      422,500.00
    ALBUQUERQUE      NM   87122          1            11/14/96         00
    0430096024                           03           01/01/97          0
1


    311074644                            O            12/01/26
    0


    1540356          356/G01             F          284,000.00         ZZ
                                         360        283,799.55          1
    26373 PARKSIDE DRIVE               7.750          2,034.62         80
                                       7.500          2,034.62      355,000.00
    HAYWARD          CA   94542          1            11/08/96         00
    0430096032                           05           01/01/97          0
    2385185                              O            12/01/26
    0


    1540361          B93/G01             F          304,000.00         ZZ
                                         360        303,806.14          1
    5477 EAST OAKHURST WAY             8.250          2,283.86         80
                                       8.000          2,283.86      380,000.00
    SCOTTSDALE       AZ   85254          2            11/13/96         00
    0430088971                           05           01/01/97          0
    1100016760                           O            12/01/26
    0


    1540419          B88/G01             F          300,000.00         ZZ
                                         360        299,818.25          1
    8 PROUT PLACE                      8.500          2,306.75         80
                                       8.250          2,306.75      375,000.00
    CAPE ELIZABETH   ME   04107          1            11/22/96         00
    0430086959                           05           01/01/97          0
    0                                    O            12/01/26
    0


    1540424          640/G01             F          229,900.00         ZZ
                                         360        229,634.50          1
    387 REVELL POINTE WEST             8.750          1,808.62         90
                                       8.500          1,808.62      255,490.00
    COLLIERVILLE     TN   38017          1            10/31/96         14
    0430098020                           05           12/01/96         25
    UNKNOWN                              O            11/01/26
    0


    1540435          F03/G01             F          188,200.00         ZZ
                                         360        188,200.00          1
    5500 NORTH LARIAT DRIVE            8.750          1,480.58         73
                                       8.500          1,480.58      258,000.00
    CASTLE ROCK      CO   80104          2            12/04/96         00
    0430101014                           05           02/01/97          0
    DEN10316                             O            01/01/27
    0


1


    1540456          G30/G01             F          322,500.00         ZZ
                                         360        322,500.00          1
    5024 RUSHLIGHT PATH                8.250          2,422.84         75
                                       8.000          2,422.84      430,000.00
    COLUMBIA         MD   21044          5            12/10/96         00
    0430103606                           05           02/01/97          0
    096245                               O            01/01/27
    0


    1540474          685/G01             F          145,000.00         ZZ
                                         360        144,909.88          1
    2206 HILLSBORO AVENUE              8.375          1,102.10         51
                                       8.125          1,102.10      285,000.00
    LOS ANGELES      CA   90034          1            11/07/96         00
    0430099317                           05           01/01/97          0
    105996                               O            12/01/26
    0


    1540487          074/G01             F          365,000.00         ZZ
                                         360        364,508.55          1
    315 SOUTH BEVERLY GLEN             8.000          2,678.24         27
                                       7.750          2,678.24    1,355,000.00
    LOS ANGELES      CA   90024          1            10/10/96         00
    0430086058                           05           12/01/96          0
    1230002169                           O            11/01/26
    0


    1540491          074/G01             F          347,000.00         ZZ
                                         360        346,544.48          1
    2693 CARMAR DRIVE                  8.125          2,576.47         65
                                       7.875          2,576.47      535,000.00
    LOS ANGELES      CA   90046          2            10/03/96         00
    0430081950                           05           12/01/96          0
    1233004615                           O            11/01/26
    0


    1540492          074/G01             F          227,000.00         ZZ
                                         360        226,694.35          1
    2117 GREEN HILLS PLACE             8.000          1,665.65         62
                                       7.750          1,665.65      370,000.00
    FALLBROOK        CA   92028          2            10/22/96         00
    0430086082                           05           12/01/96          0
    1235001108                           O            11/01/26
    0


    1540493          074/G01             F          296,800.00         ZZ
                                         360        296,429.77          1
    4742 DREAM CATCHER AVENUE          8.375          2,255.89         80
                                       8.125          2,255.89      371,000.00
1


    LAS VEGAS        NV   89129          1            10/25/96         00
    0430083659                           03           12/01/96          0
    1251120312                           O            11/01/26
    0


    1540502          074/G01             F          532,000.00         ZZ
                                         360        530,521.04          1
    6335 JOHNSON CHAPEL ROAD           7.875          3,857.37         80
                                       7.625          3,857.37      665,000.00
    BRENTWOOD        TN   37027          1            08/15/96         00
    0430086108                           03           10/01/96          0
    1341023195                           O            09/01/26
    0


    1540503          074/G01             F          248,000.00         ZZ
                                         360        247,184.95          1
    9872 OAKS LANE                     7.750          1,776.70         80
                                       7.500          1,776.70      310,000.00
    SEMINOLE         FL   33772          1            08/15/96         00
    0430086116                           03           10/01/96          0
    1381063424                           O            09/01/26
    0


    1540505          074/G01             F          270,000.00         ZZ
                                         360        269,636.47          1
    8871 LITTLE CREEK DRIVE            8.000          1,981.16         90
                                       7.750          1,981.16      300,000.00
    ROSEVILLE        CA   95661          1            10/21/96         14
    0430081778                           03           12/01/96         25
    1483004756                           O            11/01/26
    0


    1540506          074/G01             F          337,500.00         ZZ
                                         360        337,045.57          1
    456 NICHOLAS LANE                  8.000          2,476.46         75
                                       7.750          2,476.46      450,000.00
    SANTA BARBARA    CA   93108          1            10/21/96         00
    0430086124                           05           12/01/96          0
    1484002097                           O            11/01/26
    0


    1540516          074/G01             F          252,000.00         ZZ
                                         240        251,180.61          1
    35 W 813 BURR OAK LANE             8.375          2,167.02         80
                                       8.125          2,167.02      315,000.00
    WEST DUNDEE      IL   60118          2            10/16/96         00
    0430086173                           05           12/01/96          0
    1502055322                           O            11/01/16
    0
1




    1540517          074/G01             F          280,000.00         ZZ
                                         360        278,306.12          1
    411 W. NOYES                       8.125          2,079.00         80
                                       7.875          2,079.00      350,000.00
    ARLINGTON HEIGH  IL   60005          5            03/21/96         00
    0430080861                           05           05/01/96          0
    1503100193                           O            04/01/26
    0


    1540528          074/G01             F          495,000.00         ZZ
                                         360        494,366.54          1
    16618 BOSQUE DRIVE                 8.250          3,718.77         72
    (ENCINO AREA)                      8.000          3,718.77      695,000.00
    LOS ANGELES      CA   91436          1            10/08/96         00
    0430082933                           05           12/01/96          0
    1506166915                           O            11/01/26
    0


    1540531          074/G01             F          544,800.00         ZZ
                                         360        544,084.85          1
    1802 SUN MOUNTAIN DRIVE            8.125          4,045.12         69
                                       7.875          4,045.12      800,000.00
    SANTE FE         NM   87505          2            10/10/96         00
    0430082941                           05           12/01/96          0
    1507037281                           O            11/01/26
    0


    1540534          074/G01             F          222,550.00         ZZ
                                         360        221,830.63          1
    2316 TOLER LANE                    8.250          1,671.94         90
                                       8.000          1,671.94      247,323.00
    VIRGINIA  BEACH  VA   23456          1            07/16/96         11
    0430086223                           03           09/01/96         25
    1507164573                           O            08/01/26
    0


    1540542          074/G01             F          135,000.00         ZZ
                                         360        134,831.59          1
    13635 NORTH WOODSIDE DRIVE         8.375          1,026.10         75
                                       8.125          1,026.10      182,333.00
    FOUNTAIN HILLS   AZ   85268          1            10/15/96         00
    0430082875                           03           12/01/96          0
    1512044300                           O            11/01/26
    0


    1540544          074/G01             F          230,000.00         ZZ
                                         360        229,698.08          1
1


    8283 ROBERT COURT                  8.125          1,707.74         80
                                       7.875          1,707.74      287,500.00
    GRANITE BAY      CA   95746          1            10/11/96         00
    0430082883                           03           12/01/96          0
    1512047477                           O            11/01/26
    0


    1540548          074/G01             F          232,870.00         ZZ
                                         360        232,564.31          1
    9930 BRIDGEPORT DRIVE              8.125          1,729.05         91
                                       7.875          1,729.05      257,000.00
    COLORADO SPRING  CO   80920          1            10/18/96         10
    0430082917                           05           12/01/96         25
    1513053395                           O            11/01/26
    0


    1540553          074/G01             F          256,000.00         ZZ
                                         360        255,340.28          1
    6011 SIERRA ARBOR COURT            8.250          1,923.24         80
                                       8.000          1,923.24      320,000.00
    AUSTIN           TX   78759          1            08/06/96         00
    0430081901                           03           10/01/96          0
    1520001449                           O            09/01/26
    0


    1540554          074/G01             F          406,500.00         ZZ
                                         360        405,992.92          1
    3124 MILTON STREET                 8.375          3,089.69         80
                                       8.125          3,089.69      508,200.00
    UNIVERSITY PARK  TX   75205          1            10/23/96         00
    0430083527                           05           12/01/96          0
    1524003162                           O            11/01/26
    0


    1540556          074/G01             F          450,000.00         ZZ
                                         360        449,424.13          1
    2173 HILLSTONE DRIVE               8.250          3,380.70         72
                                       8.000          3,380.70      631,551.00
    SAN JOSE         CA   95138          1            10/01/96         00
    0430083261                           05           12/01/96          0
    1561334613                           O            11/01/26
    0


    1540558          074/G01             F          273,200.00         ZZ
                                         360        272,841.35          1
    1228 JESSICA DRIVE                 8.125          2,028.51         80
                                       7.875          2,028.51      341,500.00
    LIVERMORE        CA   94550          1            10/28/96         00
    0430082289                           05           12/01/96          0
1


    1561337510                           O            11/01/26
    0


    1540567          074/G01             F           86,000.00         ZZ
                                         360         85,772.67          1
    4415 E EVANS CREEK ROAD            8.125            638.55         79
                                       7.875            638.55      109,000.00
    ROGUE RIVER      OR   97537          5            08/06/96         00
    0430081919                           05           10/01/96          0
    1565133227                           O            09/01/26
    0


    1540569          074/G01             F          250,000.00         ZZ
                                         360        249,355.71          1
    15557 N BANK RD                    8.250          1,878.17         56
                                       8.000          1,878.17      450,000.00
    ROSEBURG         OR   97470          1            08/01/96         00
    0430084244                           05           10/01/96          0
    1565136495                           O            09/01/26
    0


    1540570          074/G01             F          137,200.00         ZZ
                                         360        136,828.05          1
    23 234TH PL SE                     8.000          1,006.73         80
                                       7.750          1,006.73      171,500.00
    BOTHELL          WA   98021          2            08/09/96         00
    0430084251                           05           10/01/96          0
    1565137567                           O            09/01/26
    0


    1540571          074/G01             F           90,000.00         ZZ
                                         360         89,887.72          1
    16100 SOUTHWEST SUMAC STREET       8.375            684.07         37
                                       8.125            684.07      247,000.00
    BEAVERTON        OR   97007          5            10/16/96         00
    0430084269                           05           12/01/96          0
    1565142862                           O            11/01/26
    0


    1540574          074/G01             F          139,100.00         ZZ
                                         360        138,921.97          1
    170 WINDVIEW PLACE                 8.250          1,045.02         78
                                       8.000          1,045.02      180,000.00
    ALPHARETTA       GA   30202          5            10/23/96         00
    0430083428                           03           12/01/96          0
    1566078168                           O            11/01/26
    0


1


    1540578          074/G01             F          292,600.00         ZZ
                                         360        292,206.03          1
    1435 VALLE GRANDE                  8.000          2,147.00         95
                                       7.750          2,147.00      308,000.00
    ESCONDIDO        CA   92025          1            10/17/96         10
    0430079913                           05           12/01/96         30
    1567172503                           O            11/01/26
    0


    1540580          074/G01             F          225,900.00         ZZ
                                         360        225,287.59          1
    26398 NORTH 115TH WAY              8.000          1,657.58         90
                                       7.750          1,657.58      251,000.00
    SCOTTSDALE       AZ   85255          1            08/02/96         10
    0430086280                           03           10/01/96         25
    1569144702                           O            09/01/26
    0


    1540583          074/G01             F          130,500.00         ZZ
                                         360        130,328.69          1
    6334 EAST VIEWMONT DRIVE, #26      8.125            968.96         75
                                       7.875            968.96      174,048.00
    MESA             AZ   85215          1            10/23/96         00
    0430083899                           03           12/01/96          0
    1569154091                           O            11/01/26
    0


    1540589          074/G01             F          259,200.00         ZZ
                                         360        258,859.73          1
    1115 HILLCREST DRIVE               8.125          1,924.56         80
                                       7.875          1,924.56      324,000.00
    LAFAYETTE        CA   94549          1            10/24/96         00
    0430082867                           05           12/01/96          0
    1573162005                           O            11/01/26
    0


    1540594          074/G01             F          350,000.00         ZZ
                                         360        349,491.75          1
    SR 1402 AUGER HOLE ROAD            7.625          2,477.28         74
                                       7.375          2,477.28      475,000.00
    DUNCAN           NC   27540          5            10/11/96         00
    0430086322                           05           12/01/96          0
    1577048996                           O            11/01/26
    0


    1540610          074/G01             F          344,000.00         ZZ
                                         360        343,559.77          1
    9892 CREEKWOOD TRAIL               8.250          2,584.36         90
                                       8.000          2,584.36      382,304.00
1


    SPRINGFIELD TWP  MI   48350          1            10/25/96         11
    0430086363                           05           12/01/96         25
    1581071903                           O            11/01/26
    0


    1540619          074/G01             F          244,400.00         ZZ
                                         360        244,070.91          1
    85 OLD MILL DRIVE                  8.000          1,793.33         75
                                       7.750          1,793.33      329,106.00
    MEDIA            PA   19063          1            10/16/96         00
    0430082172                           03           12/01/96          0
    1587030476                           O            11/01/26
    0


    1540625          074/G01             F          313,000.00         ZZ
                                         360        312,589.11          1
    11504 TRILLUM STREET               8.125          2,324.02         90
                                       7.875          2,324.02      350,000.00
    MITCHELLVILLE    MD   20721          2            10/22/96         14
    0430086405                           05           12/01/96         25
    1587046126                           O            11/01/26
    0


    1540627          074/G01             F          345,000.00         ZZ
                                         360        344,558.50          1
    5617 BRADDOCK FARMS WAY            8.250          2,591.87         75
                                       8.000          2,591.87      460,000.00
    CLIFTON          VA   22024          1            10/28/96         00
    0430083550                           03           12/01/96          0
    1587046840                           O            11/01/26
    0


    1540669          B60/G01             F          248,000.00         ZZ
                                         360        247,853.58          1
    356 CLAREMONT AVENUE               8.625          1,928.92         85
                                       8.375          1,928.92      293,000.00
    LONG BEACH       CA   90803          2            11/13/96         12
    0430078345                           05           01/01/97         12
    7523                                 O            12/01/26
    0


    1540724          808/G01             F           79,000.00         ZZ
                                         360         79,000.00          1
    260 CORTE SAN MARCO                8.375            600.46         56
                                       8.125            600.46      141,990.00
    PALM DESERT      CA   92260          1            12/03/96         00
    0430105353                           03           02/01/97          0
    9301625                              O            01/01/27
    0
1




    1540791          025/025             F          213,950.00         ZZ
                                         360        213,689.86          1
    195 STREAMVIEW COURT               8.500          1,645.09         90
                                       8.250          1,645.09      237,737.00
    FAYETTEVILLE     GA   30215          1            10/23/96         01
    136426                               03           12/01/96         25
    136426                               O            11/01/26
    0


    1540805          E19/G01             F          257,750.00         ZZ
                                         360        257,572.61          1
    27707 MERAWEATHER PLACE            7.875          1,868.87         95
                                       7.625          1,868.87      273,500.00
    VALENCIA AREA    CA   91354          1            11/13/96         10
    0430103028                           05           01/01/97         30
    100011069                            O            12/01/26
    0


    1540822          776/G01             F          136,800.00         ZZ
                                         360        136,710.51          1
    4735 JUSTIN COURT                  8.125          1,015.74         80
                                       7.875          1,015.74      171,000.00
    MOORPARK         CA   93021          1            11/08/96         00
    0430091538                           09           01/01/97          0
    2135438                              O            12/01/26
    0


    1540832          573/G01             F          300,000.00         ZZ
                                         360        299,827.39          1
    20442 PRESTINA WAY                 8.750          2,360.11         72
                                       8.500          2,360.11      420,000.00
    WALNUT           CA   91789          5            11/11/96         00
    0430114983                           05           01/01/97          0
    706665                               O            12/01/26
    0


    1540833          573/G01             F          222,300.00         ZZ
                                         360        222,158.24          1
    8662 PINYON STREET                 8.250          1,670.07         90
                                       8.000          1,670.07      247,000.00
    BUENA PARK       CA   90620          1            11/06/96         10
    0430094128                           05           01/01/97         25
    111001                               O            12/01/26
    0


    1540868          640/G01             F          308,000.00         ZZ
                                         360        307,808.56          1
1


    7819 STONEHENGE DRIVE              8.375          2,341.02         80
                                       8.125          2,341.02      385,000.00
    CHATTANOOGA      TN   37421          2            11/04/96         00
    0430104216                           05           01/01/97          0
    5743273                              O            12/01/26
    0


    1540881          639/G01             F          369,000.00         ZZ
                                         240        369,000.00          1
    4010 MOUNTAIN ROAD                 7.750          3,029.30         69
                                       7.500          3,029.30      535,000.00
    WEST SUFFIELD    CT   06093          1            12/10/96         00
    0430102954                           05           02/01/97          0
    40074189                             O            01/01/17
    0


    1540882          B99/G01             F          483,000.00         ZZ
                                         360        483,000.00          1
    10 CEDAR SPRINGS LANE              8.000          3,544.08         70
                                       7.750          3,544.08      690,000.00
    NEEDHAM          MA   02192          1            12/12/96         00
    0430092155                           05           02/01/97          0
    LM965436                             O            01/01/27
    0


    1540906          766/G01             F          100,000.00         ZZ
                                         360         99,949.50          1
    1720 SW 103 AVE                    9.375            831.75         65
                                       9.125            831.75      156,000.00
    MIAMI            FL   33165          1            11/12/96         00
    0430091306                           05           01/01/97          0
    96OZ0733                             O            12/01/26
    0


    1540921          964/G01             F          288,000.00         ZZ
                                         360        287,811.61          1
    1668 EAST CALAVERAS STREET         8.125          2,138.39         80
                                       7.875          2,138.39      360,000.00
    ALTADENA AREA    CA   91001          1            11/26/96         00
    0430098889                           05           01/01/97          0
    21300                                O            12/01/26
    0


    1540962          686/G01             F           54,350.00         ZZ
                                         360         54,317.07          1
    716 SOUTH UNION STREET             8.500            417.91         75
                                       8.250            417.91       72,500.00
    KENNEWICK        WA   99336          1            11/04/96         00
    0430085027                           05           01/01/97          0
1


    817914146                            O            12/01/26
    0


    1541005          F03/G01             F          251,250.00         ZZ
                                         360        251,250.00          1
    7739 OAKVIEW PLACE                 7.875          1,821.74         75
                                       7.625          1,821.74      335,000.00
    CASTLE ROCK      CO   80104          1            12/05/96         00
    0430097790                           05           02/01/97          0
    DEN10322                             O            01/01/27
    0


    1541029          624/G01             F          268,350.00         ZZ
                                         360        268,350.00          1
    6342 PEARLROTH DRIVE               8.500          2,063.38         95
                                       8.250          2,063.38      282,500.00
    SAN JOSE         CA   95123          1            12/03/96         04
    0430100941                           05           02/01/97         30
    6306166012                           O            01/01/27
    0


    1541041          B60/G01             F          222,000.00         ZZ
                                         360        221,868.94          1
    20651 HORIZON LANE                 8.625          1,726.69         90
                                       8.375          1,726.69      248,000.00
    HUNTINGTON BEAC  CA   92646          2            11/21/96         01
    0430079798                           05           01/01/97         25
    7557                                 O            12/01/26
    0


    1541042          F03/G01             F           55,125.00         ZZ
                                         360         55,125.00          1
    86 COUNTY ROAD 31                  8.625            428.76         75
                                       8.375            428.76       73,500.00
    WALDEN           CO   80480          2            12/06/96         00
    0430110874                           05           02/01/97          0
    DEN10324                             O            01/01/27
    0


    1541072          F63/G01             F          302,000.00         ZZ
                                         360        301,797.36          1
    55 BRENTWOOD DRIVE                 8.000          2,215.97         80
                                       7.750          2,215.97      380,000.00
    SAN RAFAEL       CA   94901          2            11/12/96         00
    0430119412                           05           01/01/97          0
    21283                                O            12/01/26
    0


1


    1541095          E87/G01             F          300,000.00         ZZ
                                         360        299,803.76          1
    6305 HIGHLAND KNOLLS DRIVE         8.125          2,227.49         79
                                       7.875          2,227.49      380,000.00
    BAKERSFIELD      CA   93306          2            11/01/96         00
    0430087627                           05           01/01/97          0
    70000198                             O            12/01/26
    0


    1541120          227/G01             F          214,200.00         ZZ
                                         360        214,063.41          1
    683 IVY STREET                     8.250          1,609.22         90
                                       8.000          1,609.22      238,000.00
    DENVER           CO   80220          1            11/11/96         10
    0430098848                           05           01/01/97         25
    1681663                              O            12/01/26
    0


    1541126          A46/G01             F          236,250.00         ZZ
                                         360        236,250.00          1
    353 GARRATY ROAD                   7.875          1,712.98         75
                                       7.625          1,712.98      315,000.00
    TERRELL HILLS    TX   78209          1            12/16/96         00
    0430104117                           05           02/01/97          0
    3302110535                           O            01/01/27
    0


    1541323          375/G01             F          356,000.00         ZZ
                                         360        354,418.24          1
    4420 RED ROCK RANCH ROAD           8.375          2,705.86         69
                                       8.125          2,705.86      520,000.00
    PALMER LAKE      CO   80133          2            05/14/96         00
    0430111047                           05           07/01/96          0
    412659                               O            06/01/26
    0


    1541327          A13/G01             F          289,800.00         ZZ
                                         360        289,619.87          1
    671 GARNER ROAD                    8.375          2,202.69         90
                                       8.125          2,202.69      322,000.00
    MILFORD          MI   48381          1            11/08/96         12
    0430090969                           05           01/01/97         25
    960117860                            O            12/01/26
    0


    1541334          375/G01             F          271,700.00         ZZ
                                         360        268,777.77          1
    3416 WESTWAY COURT                 8.000          1,993.64         95
                                       7.750          1,993.64      286,000.00
1


    PLANO            TX   75093          1            10/30/95         04
    0430090290                           03           12/01/95         30
    95613                                O            11/01/25
    0


    1541341          A13/G01             F          221,000.00         ZZ
                                         360        220,847.90          1
    10680 RED MAPLE DRIVE              7.875          1,602.41         85
                                       7.625          1,602.41      263,000.00
    PLYMOUTH         MI   48170          1            11/13/96         14
    0430090951                           05           01/01/97         12
    002042208                            O            12/01/26
    0


    1541342          375/G01             F          107,000.00         ZZ
                                         360        106,873.19          1
    415 W 13TH AVENUE                  8.625            832.24         69
                                       8.375            832.24      157,000.00
    SPOKANE          WA   99204          1            10/29/96         00
    0430088757                           05           12/01/96          0
    UNKNOWN                              O            11/01/26
    0


    1541360          387/387             F          275,000.00         ZZ
                                         360        274,613.84          1
    LOPEZ AVENUE 2ND NW OF 4TH AVE     8.250          2,065.98         29
                                       7.625          2,065.98      950,000.00
    CARMEL           CA   93921          2            10/08/96         00
    808071                               05           12/01/96          0
    808071                               O            11/01/26
    0


    1541367          B60/G01             F          306,500.00         ZZ
                                         360        306,319.04          1
    2510 WEST 232ND STREET             8.625          2,383.93         82
                                       8.375          2,383.93      378,000.00
    TORRANCE         CA   90505          2            11/22/96         12
    0430081406                           05           01/01/97         12
    7580                                 O            12/01/26
    0


    1541372          B60/G01             F          480,000.00         ZZ
                                         360        479,677.93          1
    16552 SOMERSET LANE                8.000          3,522.07         59
                                       7.750          3,522.07      820,000.00
    HUNTINGTON BEAC  CA   92649          2            11/20/96         00
    0430081380                           05           01/01/97          0
    7551                                 O            12/01/26
    0
1




    1541391          B74/G01             F           52,700.00         ZZ
                                         360         52,700.00          1
    401 SOUTH EL CIELO ROAD, NO.66     8.375            400.56         80
                                       8.125            400.56       66,000.00
    PALM SPRINGS     CA   92262          1            12/09/96         00
    0430117325                           01           02/01/97          0
    964004                               O            01/01/27
    0


    1541405          624/G01             F           62,000.00         ZZ
                                         360         62,000.00          1
    11160 NORTH 5100 WEST              8.500            476.73         36
                                       8.250            476.73      175,000.00
    HIGHLAND         UT   84003          1            11/27/96         00
    0430119271                           05           02/01/97          0
    66031960433                          O            01/01/27
    0


    1541429          131/G01             F           75,000.00         ZZ
                                         360         74,427.64          1
    17109 R CIRCLE                     8.000            550.32         33
                                       7.750            550.32      228,350.00
    OMAHA            NE   68135          1            02/01/96         00
    0430089813                           05           03/01/96          0
    8986770                              O            02/01/26
    0


    1541434          131/G01             F          215,000.00         ZZ
                                         360        214,606.50          1
    2209 GREAT OAKS DR                 8.500          1,653.16         88
                                       8.250          1,653.16      245,000.00
    BURNSVILLE       MN   55337          1            09/26/96         10
    0430104026                           05           11/01/96         25
    6841053                              O            10/01/26
    0


    1541472          731/G01             F          283,500.00         ZZ
                                         360        283,314.55          1
    4287 HORTENSIA STREET              8.125          2,104.98         90
                                       7.875          2,104.98      315,000.00
    SAN DIEGO        CA   92103          1            11/14/96         12
    0430099606                           05           01/01/97         25
    413110312                            O            12/01/26
    0


    1541479          267/267             F          248,000.00         ZZ
                                         360        247,837.77          1
1


    4936 VIA VENTOSA                   8.125          1,841.40         80
                                       7.875          1,841.40      310,000.00
    YORBA LINDA      CA   92886          1            11/08/96         00
    4422432                              05           01/01/97          0
    4422432                              O            12/01/26
    0


    1541481          267/267             F          322,000.00         ZZ
                                         360        321,778.40          1
    2612 CARLMONT DRIVE                7.875          2,334.73         80
                                       7.625          2,334.73      402,500.00
    BELMONT          CA   94002          1            11/08/96         00
    4423721                              03           01/01/97          0
    4423721                              O            12/01/26
    0


    1541492          765/G01             F          506,250.00         ZZ
                                         360        505,901.60          1
    11261 LA VEREDA DRIVE              7.875          3,670.67         75
                                       7.625          3,670.67      675,000.00
    SANTA ANA AREA   CA   92705          1            11/15/96         00
    0430089110                           05           01/01/97          0
    318324                               O            12/01/26
    0


    1541495          470/G01             F          423,200.00         ZZ
                                         360        422,930.13          1
    286 CUMBERLAND STREET              8.250          3,179.37         80
                                       8.000          3,179.37      529,000.00
    SAN FRANCISCO    CA   94114          1            11/01/96         00
    0430089151                           05           01/01/97          0
    83000541                             O            12/01/26
    0


    1541510          E19/G01             F          590,000.00         ZZ
                                         360        589,583.58          1
    840 INVERNESS DRIVE                7.750          4,226.84         80
                                       7.500          4,226.84      737,500.00
    LA CANADA-FLINT  CA   91011          1            11/12/96         00
    0430090027                           05           01/01/97          0
    100014058                            O            12/01/26
    0


    1541614          764/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    4 DELPHINUS                        8.000          2,201.29         64
                                       7.750          2,201.29      470,000.00
    IRVINE           CA   92715          1            12/09/96         00
    0430103184                           01           02/01/97          0
1


    890506                               O            01/01/27
    0


    1541617          976/G01             F          270,000.00         ZZ
                                         360        270,000.00          1
    967 IOPONO LOOP                    8.000          1,981.17         80
                                       7.750          1,981.17      337,500.00
    KAILUA           HI   96734          1            12/10/96         00
    0430110528                           05           02/01/97          0
    235257                               O            01/01/27
    0


    1541619          666/G01             F          172,000.00         ZZ
                                         360        172,000.00          1
    1329 SOUTH ORANGE GROVE AVE        8.250          1,292.18         80
                                       8.000          1,292.18      217,000.00
    LOS ANGELES      CA   90019          1            12/09/96         00
    0430101337                           05           02/01/97          0
    591054                               O            01/01/27
    0


    1541624          470/G01             F          393,000.00         ZZ
                                         360        393,000.00          1
    12 MALEA                           8.375          2,987.09         75
                                       8.125          2,987.09      525,000.00
    LAGUNA NIGUEL    CA   92677          5            12/17/96         00
    0430116301                           03           02/01/97          0
    24151847                             O            01/01/27
    0


    1541637          E19/G01             F          396,000.00         ZZ
                                         360        395,740.96          1
    12500 HAZELTINE DRIVE              8.125          2,940.29         80
                                       7.875          2,940.29      495,000.00
    TUSTIN           CA   92680          2            11/11/96         00
    0430090894                           03           01/01/97          0
    111561                               O            12/01/26
    0


    1541638          E19/G01             F          364,000.00         ZZ
                                         360        363,749.50          1
    4032 BALLINA DRIVE                 7.875          2,639.25         80
                                       7.625          2,639.25      455,000.00
    ENCINO AREA      CA   91436          2            11/08/96         00
    0430098095                           05           01/01/97          0
    100013438                            O            12/01/26
    0


1


    1541642          B57/G01             F          304,000.00         ZZ
                                         360        303,801.13          1
    8404 CHARLOMA DRIVE                8.125          2,257.20         80
                                       7.875          2,257.20      380,000.00
    DOWNEY           CA   90240          1            11/14/96         00
    0430089995                           05           01/01/97          0
    9620879                              O            12/01/26
    0


    1541643          E87/G01             F          188,000.00         ZZ
                                         360        187,873.85          1
    2711 PYRITE PLACE                  8.000          1,379.48         80
                                       7.750          1,379.48      235,000.00
    OXNARD           CA   93030          1            11/04/96         00
    0430096347                           05           01/01/97          0
    70000208                             O            12/01/26
    0


    1541644          961/G01             F          326,250.00         ZZ
                                         360        326,025.48          1
    31592 VIA CRUZADA                  7.875          2,365.54         75
                                       7.625          2,365.54      435,000.00
    SAN JUAN CAPIST  CA   92675          2            11/12/96         00
    0430092270                           03           01/01/97          0
    09109397                             O            12/01/26
    0


    1541645          F16/G01             F          390,400.00         ZZ
                                         360        390,131.32          1
    12782 PERIWINKLE DRIVE             7.875          2,830.68         80
                                       7.625          2,830.68      488,000.00
    SANTA ANA        CA   92705          1            11/21/96         00
    0430095893                           05           01/01/97          0
    963136046                            O            12/01/26
    0


    1541650          B74/G01             F          273,000.00         ZZ
                                         360        272,821.42          1
    6 WHISPERING PINE                  8.125          2,027.02         80
                                       7.875          2,027.02      341,259.00
    IRVINE           CA   92620          1            11/08/96         00
    0430090993                           03           01/01/97          0
    963710                               O            12/01/26
    0


    1541652          E19/G01             F          122,000.00         ZZ
                                         360        121,918.14          1
    1645 SMOKEY CREEK COVE             8.000            895.19         74
                                       7.750            895.19      165,000.00
1


    BLAIRSVILLE      GA   30512          2            11/20/96         00
    0430092486                           05           01/01/97          0
    100013403                            O            12/01/26
    0


    1541661          E19/G01             F          328,000.00         ZZ
                                         360        327,756.57          1
    15771 SANTIAGO CANYON ROAD         7.500          2,293.43         73
                                       7.250          2,293.43      450,000.00
    ORANGE AREA      CA   92667          2            11/21/96         00
    0430091876                           05           01/01/97          0
    100014154                            O            12/01/26
    0


    1541668          069/G01             F          200,000.00         ZZ
                                         360        199,872.46          1
    1721 WALNUT LEAF DRIVE             8.250          1,502.54         74
                                       8.000          1,502.54      272,500.00
    WALNUT           CA   91789          1            11/12/96         00
    0430091884                           05           01/01/97          0
    2362146660                           O            12/01/26
    0


    1541670          069/G01             F          119,200.00         ZZ
                                         360        119,125.91          1
    608 NOTTINGHAM DRIVE               8.375            906.01         80
                                       8.125            906.01      149,000.00
    REDLANDS         CA   92373          1            11/12/96         00
    0430088955                           05           01/01/97          0
    2022139616                           O            12/01/26
    0


    1541677          B27/G01             F          290,000.00         ZZ
                                         360        289,815.07          1
    332 STILL RIVER ROAD               8.250          2,178.68         69
                                       8.000          2,178.68      425,000.00
    HARVARD          MA   01467          1            11/25/96         00
    0430087478                           05           01/01/97          0
    0                                    O            12/01/26
    0


    1541679          776/G01             F          250,000.00         ZZ
                                         360        249,832.26          1
    6343 WEST 84TH PLACE               8.000          1,834.41         74
                                       7.750          1,834.41      340,000.00
    LOS ANGELES      CA   90045          2            11/18/96         00
    0430091314                           05           01/01/97          0
    2135011                              O            12/01/26
    0
1




    1541691          E48/G01             F          227,200.00         ZZ
                                         360        227,051.38          1
    2410 DOUGLASS GLEN LANE            8.125          1,686.95         80
                                       7.875          1,686.95      284,000.00
    FRANKLIN         TN   37064          1            11/25/96         00
    0430113845                           05           01/01/97          0
    10708                                O            12/01/26
    0


    1541699          776/G01             F          284,000.00         ZZ
                                         360        283,818.90          1
    300 HACIENDA DRIVE                 8.250          2,133.60         80
                                       8.000          2,133.60      355,000.00
    SCOTTS VALLEY    CA   95066          1            11/14/96         00
    0430095943                           05           01/01/97          0
    6237642                              O            12/01/26
    0


    1541700          976/G01             F          280,500.00         ZZ
                                         360        280,325.65          1
    2700 COLD SATURDAY DRIVE           8.375          2,132.01         65
                                       8.125          2,132.01      435,000.00
    FINKSBURG        MD   21048          5            11/15/96         00
    0430104596                           05           01/01/97          0
    310819                               O            12/01/26
    0


    1541702          976/G01             F          384,000.00         ZZ
                                         360        383,544.93          1
    608 TYNER WAY                      8.625          2,986.72         86
                                       8.375          2,986.72      450,000.00
    INCLINE VILLAGE  NV   89451          2            10/24/96         04
    0430090092                           05           12/01/96         25
    137745                               O            11/01/26
    0


    1541730          976/G01             F          264,000.00         ZZ
                                         360        263,835.90          1
    7705 SAXEBOROUGH DRIVE             8.375          2,006.60         80
                                       8.125          2,006.60      332,000.00
    CASTLE ROCK      CO   80104          1            11/06/96         00
    0430095513                           03           01/01/97          0
    299468                               O            12/01/26
    0


    1541734          731/G01             F          176,800.00         ZZ
                                         360        176,684.35          1
1


    9537 STARLING AVENUE               8.125          1,312.73         80
                                       7.875          1,312.73      221,000.00
    FOUNTAIN VALLEY  CA   92708          1            11/14/96         00
    0430098210                           05           01/01/97          0
    411510887                            O            12/01/26
    0


    1541744          E57/G01             F          243,000.00         ZZ
                                         360        242,836.95          1
    14816 EDGERIDGE DRIVE              8.000          1,783.05         90
                                       7.750          1,783.05      270,000.00
    HACIENDA HEIGHT  CA   91745          1            11/15/96         12
    0430105502                           05           01/01/97         25
    85412005000                          O            12/01/26
    0


    1541759          B57/G01             F          504,000.00         ZZ
                                         360        503,670.31          1
    18406 WEST COASTLINE DRIVE         8.125          3,742.19         80
                                       7.875          3,742.19      630,000.00
    MALIBU           CA   90265          1            11/21/96         00
    0430091777                           05           01/01/97          0
    9611973                              O            12/01/26
    0


    1541760          731/G01             F          342,000.00         ZZ
                                         360        341,776.28          1
    269 CASTEEL ROAD                   8.125          2,539.34         90
                                       7.875          2,539.34      380,000.00
    MARIETTA         GA   30064          4            11/22/96         11
    0430116566                           05           01/01/97         25
    3140662834                           O            12/01/26
    0


    1541764          731/G01             F          278,000.00         ZZ
                                         360        277,844.15          1
    11150 MEADOW BROOK DRIVE           8.875          2,211.89         90
                                       8.625          2,211.89      310,000.00
    AUBURN           CA   95602          1            11/06/96         10
    0430097329                           05           01/01/97         25
    110541120                            O            12/01/26
    0


    1541772          E87/G01             F          350,000.00         ZZ
                                         360        349,765.15          1
    1460 TWINRIDGE ROAD                8.000          2,568.18         65
                                       7.750          2,568.18      545,416.00
    SANTA BARBARA    CA   93111          4            11/08/96         00
    0430090159                           05           01/01/97          0
1


    70000218                             O            12/01/26
    0


    1541775          F30/G01             F          255,000.00         ZZ
                                         360        254,820.02          1
    3118 EAST FAWNWOOD COVE            7.750          1,826.85         79
                                       7.500          1,826.85      326,000.00
    SANDY            UT   84092          2            11/20/96         00
    0430091207                           05           01/01/97          0
    102388                               O            12/01/26
    0


    1541777          624/G01             F          224,000.00         ZZ
                                         360        223,857.16          1
    360 GROVE STREET                   8.250          1,682.84         80
                                       8.000          1,682.84      280,000.00
    HALF MOON BAY    CA   94019          1            11/08/96         00
    0430088690                           05           01/01/97          0
    46001062386                          O            12/01/26
    0


    1541780          069/G01             F          230,000.00         ZZ
                                         360        229,734.36          1
    29 AMISTAD                         8.750          1,809.42         79
                                       8.500          1,809.42      292,000.00
    IRVINE           CA   92620          2            10/24/96         00
    0430099028                           03           12/01/96          0
    2362140895                           O            11/01/26
    0


    1541781          069/G01             F          221,900.00         ZZ
                                         360        221,608.70          1
    905 EASTMAN PLACE                  8.125          1,647.61         88
    (SAN PEDRO AREA)                   7.875          1,647.61      255,000.00
    LOS ANGELES      CA   90731          2            10/24/96         14
    0430098863                           05           12/01/96         25
    2072138030                           O            11/01/26
    0


    1541783          069/G01             F          260,000.00         ZZ
                                         360        259,707.40          1
    2350 SAN CLEMENTE AVENUE           8.875          2,068.68         75
                                       8.625          2,068.68      348,939.00
    VISTA            CA   92084          1            10/25/96         00
    0430120956                           05           12/01/96          0
    2362113280                           O            11/01/26
    0


1


    1541793          369/G01             F          500,000.00         ZZ
                                         360        499,689.21          1
    14050 CLARENDON POINTE CT          8.375          3,800.37         63
                                       8.125          3,800.37      800,000.00
    HUNTERSVILLE     NC   28078          1            11/15/96         00
    0430092858                           03           01/01/97          0
    60080835                             O            12/01/26
    0


    1541798          369/G01             F          227,200.00         ZZ
                                         360        227,058.78          1
    15 SHADY LANE                      8.375          1,726.89         80
                                       8.125          1,726.89      284,000.00
    TEQUESTA         FL   33469          1            11/12/96         00
    0430089631                           03           01/01/97          0
    60282860                             O            12/01/26
    0


    1541799          G81/G01             F          319,500.00         ZZ
                                         360        319,500.00          1
    1325 ALHAMBRA CIRCLE               7.875          2,316.60         90
                                       7.625          2,316.60      355,000.00
    CORAL GABLES     FL   33134          1            12/16/96         01
    0430112557                           05           02/01/97         25
    0216110149                           O            01/01/27
    0


    1541804          E08/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    3100 SW 109 COURT                  9.000          2,252.95         80
                                       8.750          2,252.95      350,000.00
    MIAMI            FL   33165          2            12/20/96         00
    0430113746                           05           02/01/97          0
    UNKNOWN                              O            01/01/27
    0


    1541837          617/617             F          337,500.00         ZZ
                                         360        336,882.25          1
    2600 ADAMSBROOKE DRIVE             8.500          2,595.09         90
                                       8.250          2,595.09      375,000.00
    CONWAY           AR   72032          2            09/20/96         01
    966374                               05           11/01/96         25
    966374                               O            10/01/26
    0


    1541841          G33/G01             F          252,500.00         T
                                         240        252,090.92          1
    LOTS 38 AND 39 EAGLE POINT         8.375          2,171.32         72
                                       8.125          2,171.32      353,500.00
1


    MOUNT VERNON     TX   75457          2            11/21/96         00
    0430093039                           05           01/01/97          0
    9600000249                           O            12/01/16
    0


    1541847          270/G01             F          398,050.00         ZZ
                                         360        397,802.59          1
    2004 CERCA VIEJO WAY               8.375          3,025.47         80
                                       8.125          3,025.47      497,610.00
    AUSTIN           TX   78746          1            11/08/96         00
    0430089409                           03           01/01/97          0
    4930822                              O            12/01/26
    0


    1541849          737/G01             F          117,600.00         ZZ
                                         360        117,525.01          1
    241 COURTNEY LANE                  8.250            883.49         70
                                       8.000            883.49      168,000.00
    ESTES PARK       CO   80517          1            11/18/96         00
    0430093955                           05           01/01/97          0
    572877                               O            12/01/26
    0


    1541877          F03/G01             F          112,500.00         ZZ
                                         360        112,500.00          1
    1625 2500 ROAD                     8.375            855.09         75
                                       8.125            855.09      150,000.00
    CEDAREDGE        CO   81413          1            12/16/96         00
    0430103945                           05           02/01/97          0
    DEN10284                             O            01/01/27
    0


    1541913          666/G01             F          138,750.00         ZZ
                                         360        138,750.00          1
    19743 COLLINS ROAD                 8.125          1,030.21         75
                                       7.875          1,030.21      185,000.00
    CANYON COUNTRY   CA   91351          2            12/23/96         00
    0430118745                           01           02/01/97          0
    591051                               O            01/01/27
    0


    1541922          685/G01             F          168,200.00         ZZ
                                         360        168,087.14          1
    386 PISMO BAY COURT                8.000          1,234.19         80
                                       7.750          1,234.19      210,347.00
    OCEANSIDE        CA   92057          1            11/21/96         00
    0430084806                           03           01/01/97          0
    106178                               O            12/01/26
    0
1




    1541936          E19/G01             F          120,000.00         ZZ
                                         360        120,000.00          1
    18 CHERRY ROAD                     8.000            880.52         52
                                       7.750            880.52      235,000.00
    NORTH HAMPTON    NH   03862          1            12/19/96         00
    0430108977                           05           02/01/97          0
    0181122                              O            01/01/27
    0


    1541938          757/G01             F          236,000.00         T
                                         360        235,849.51          1
    320 E48 MYRTLE AVENUE              8.250          1,772.99         80
                                       8.000          1,772.99      295,000.00
    PAWLEYS ISLAND   SC   29585          1            11/21/96         00
    0430090910                           01           01/01/97          0
    2875086                              O            12/01/26
    0


    1541949          764/G01             F          210,000.00         ZZ
                                         360        210,000.00          1
    154 ALABAMA STREET                 8.000          1,540.91         75
                                       7.750          1,540.91      280,000.00
    SAN GABRIEL      CA   91775          2            12/17/96         00
    0430115170                           05           02/01/97          0
    890508                               O            01/01/27
    0


    1541953          399/399             F          240,000.00         ZZ
                                         360        239,835.66          1
    7812 NAYLOR AVE                    7.900          1,744.34         80
                                       7.650          1,744.34      300,000.00
    LOS ANGELES      CA   90045          1            11/18/96         00
    6562375                              05           01/01/97          0
    6562375                              O            12/01/26
    0


    1541965          685/G01             F          242,100.00         ZZ
                                         360        241,933.39          1
    190 IMAGES CIRCLE                  7.875          1,755.39         80
                                       7.625          1,755.39      302,666.00
    MILPITAS         CA   95035          1            11/21/96         00
    0430084632                           03           01/01/97          0
    105527                               O            12/01/26
    0


    1541971          A38/G01             F          140,000.00         ZZ
                                         360        140,000.00          1
1


    8900 LITTLE GERONIMO               8.625          1,088.91         70
                                       8.375          1,088.91      200,000.00
    SAN ANTONIO      TX   78254          2            12/10/96         00
    0430101345                           05           02/01/97          0
    812009                               O            01/01/27
    0


    1541977          637/G01             F          330,000.00         ZZ
                                         360        329,784.13          1
    1515 RAY DRIVE                     8.125          2,450.24         78
                                       7.875          2,450.24      425,000.00
    BURLINGAME       CA   94010          1            11/07/96         00
    0430098186                           05           01/01/97          0
    9309993                              O            12/01/26
    0


    1541980          637/G01             F          164,250.00         ZZ
                                         360        164,139.79          1
    226 EAST FAIR LANE                 8.000          1,205.21         75
                                       7.750          1,205.21      219,000.00
    LITTLETON        CO   80121          4            11/15/96         00
    0430094227                           05           01/01/97          0
    4456562                              O            12/01/26
    0


    1541983          B57/G01             F          250,000.00         ZZ
                                         360        249,836.46          1
    147 NORTH NORTON AVENUE            8.125          1,856.25         51
                                       7.875          1,856.25      497,000.00
    LOS ANGELES      CA   90004          1            11/23/96         00
    0430090985                           05           01/01/97          0
    9630469                              O            12/01/26
    0


    1541986          685/G01             F          225,800.00         ZZ
                                         360        225,640.63          1
    26073 SALINGER LANE                7.750          1,617.66         80
                                       7.500          1,617.66      283,000.00
    STEVENSON RANCH  CA   91381          1            11/20/96         00
    0430090183                           05           01/01/97          0
    106247                               O            12/01/26
    0


    1541987          685/G01             F          162,800.00         ZZ
                                         360        162,690.76          1
    40566 NOB COURT                    8.000          1,194.57         80
                                       7.750          1,194.57      204,000.00
    TEMECULA         CA   92591          1            11/22/96         00
    0430089508                           05           01/01/97          0
1


    106269                               O            12/01/26
    0


    1542405          822/G01             F          240,000.00         ZZ
                                         360        239,826.29          1
    1030 RADLEY DRIVE                  7.625          1,698.71         80
                                       7.375          1,698.71      300,000.00
    WEST CHESTER     PA   19382          1            11/22/96         00
    0430089003                           05           01/01/97          0
    0176228888                           O            12/01/26
    0


    1542419          759/G01             F          230,000.00         ZZ
                                         360        230,000.00          1
    424 OCEANVIEW AVENUE               7.875          1,667.66         56
                                       7.625          1,667.66      412,000.00
    SANTA CRUZ       CA   95062          2            12/12/96         00
    0430120865                           05           02/01/97          0
    5350112682                           O            01/01/27
    0


    1542423          E26/G01             F          164,000.00         ZZ
                                         360        163,884.25          1
    375 HOLMES DRIVE                   7.750          1,174.92         80
    N.W.                               7.500          1,174.92      205,000.00
    VIENNA           VA   22180          1            11/15/96         00
    0430089128                           05           01/01/97          0
    436166                               O            12/01/26
    0


    1542424          637/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
    8 ELTONA PLACE                     8.500          1,038.04         73
                                       8.250          1,038.04      185,500.00
    EAST NORTHPORT   NY   11731          1            12/23/96         00
    0430120014                           05           02/01/97          0
    9383084                              O            01/01/27
    0


    1542434          F96/G01             F          396,000.00         ZZ
                                         360        396,000.00          1
    12 DOGWOOD LANE                    8.375          3,009.89         80
                                       8.125          3,009.89      495,000.00
    BOONTON TOWNSHI  NJ   07005          1            12/02/96         00
    0430088849                           05           02/01/97          0
    1230                                 O            01/01/27
    0


1


    1542457          776/G01             F           84,250.00         ZZ
                                         360         84,198.96          1
    165 ROSEWOOD LANE EAST             8.500            647.81         74
                                       8.250            647.81      115,000.00
    ALTON            IL   62024          1            11/27/96         00
    0430092551                           05           01/01/97          0
    8138246                              O            12/01/26
    0


    1542459          776/G01             F          240,000.00         ZZ
                                         360        239,854.61          1
    1659 VIA CAMPO                     8.500          1,845.39         80
                                       8.250          1,845.39      300,000.00
    LA VERNE         CA   91750          2            11/20/96         00
    0430092494                           05           01/01/97          0
    2135445                              O            12/01/26
    0


    1542462          B75/G01             F          236,000.00         ZZ
                                         360        235,837.59          1
    5177 VIA ANGELINA                  7.875          1,711.16         80
                                       7.625          1,711.16      295,000.00
    YORBA LINDA      CA   92686          1            11/18/96         00
    0430089771                           03           01/01/97          0
    2722221                              O            12/01/26
    0


    1542463          776/G01             F          200,000.00         ZZ
                                         360        199,862.36          1
    1160 SONUCA AVENUE                 7.875          1,450.14         80
                                       7.625          1,450.14      250,000.00
    CAMPBELL         CA   95008          1            11/21/96         00
    0430092577                           05           01/01/97          0
    6239302                              O            12/01/26
    0


    1542464          776/G01             F           46,700.00         ZZ
                                         360         46,670.98          1
    1310 NORTH THIRD STREET            8.375            354.95         79
                                       8.125            354.95       59,700.00
    ST. CHARLES      MO   63301          1            11/14/96         00
    0430093385                           05           01/01/97          0
    8239528                              O            12/01/26
    0


    1542466          776/G01             F          120,000.00         ZZ
                                         360        119,923.48          1
    34695 WALT ROAD                    8.250            901.52         71
                                       8.000            901.52      170,000.00
1


    MENIFEE AREA     CA   92562          1            11/21/96         00
    0430095299                           05           01/01/97          0
    6139907                              O            12/01/26
    0


    1542472          E19/G01             F          155,500.00         ZZ
                                         360        155,400.84          1
    9701 WEST CRESTWOOD LANE           8.250          1,168.22         95
                                       8.000          1,168.22      164,000.00
    ANAHEIM AREA     CA   92804          2            11/19/96         14
    0430097576                           05           01/01/97         30
    100014098                            O            12/01/26
    0


    1542474          765/G01             F          231,500.00         ZZ
                                         360        231,356.11          1
    7361 ROSEWOOD AVENUE               8.375          1,759.57         74
                                       8.125          1,759.57      315,000.00
    LOS ANGELES      CA   90036          2            11/20/96         00
    0430093799                           05           01/01/97          0
    31894                                O            12/01/26
    0


    1542475          765/G01             F          125,500.00         ZZ
                                         360        125,415.79          1
    1909 KLAUBER AVENUE                8.000            920.88         71
                                       7.750            920.88      178,000.00
    SAN DIEGO        CA   92114          2            11/14/96         00
    0430098129                           05           01/01/97          0
    140103                               O            12/01/26
    0


    1542478          461/G01             F          337,500.00         ZZ
                                         360        337,295.53          1
    20419 SARTELL DRIVE                8.500          2,595.09         69
                                       8.250          2,595.09      490,000.00
    WALNUT           CA   91789          2            11/18/96         00
    0430093245                           03           01/01/97          0
    21069752                             O            12/01/26
    0


    1542487          F16/G01             F          230,000.00         ZZ
                                         360        229,860.66          1
    8555 PALMA VISTA STREET            8.500          1,768.51         80
                                       8.250          1,768.51      290,000.00
    SAN GABRIEL      CA   91755          1            11/22/96         00
    0430093062                           05           01/01/97          0
    96816138                             O            12/01/26
    0
1




    1542492          E23/G01             F          301,500.00         ZZ
                                         360        301,302.78          1
    5807 OWL HILL AVENUE               8.125          2,238.63         90
                                       7.875          2,238.63      335,000.00
    SANTA ROSA       CA   95409          2            11/19/96         14
    0430099457                           05           01/01/97         25
    108348                               O            12/01/26
    0


    1542496          E87/G01             F          245,000.00         ZZ
                                         360        244,835.61          1
    4804 PASEO MONTELENA               8.000          1,797.72         72
                                       7.750          1,797.72      345,000.00
    CAMARILLO        CA   93012          1            11/12/96         00
    0430092528                           05           01/01/97          0
    70000219                             O            12/01/26
    0


    1542497          E91/G01             F          192,550.00         ZZ
                                         360        192,424.04          1
    15 MEADOWOOD                       8.125          1,429.68         72
                                       7.875          1,429.68      267,443.00
    LAS FLORES       CA   92688          1            11/05/96         00
    0430093930                           03           01/01/97          0
    1815101                              O            12/01/26
    0


    1542500          E57/G01             F          245,700.00         ZZ
                                         360        245,551.15          1
    28501 SPRINGFIELD DRIVE            8.500          1,889.22         90
                                       8.250          1,889.22      273,000.00
    LAGUNA NIGUEL    CA   92677          1            11/19/96         12
    0430097626                           03           01/01/97         25
    77992005323                          O            12/01/26
    0


    1542501          975/G01             F          236,250.00         ZZ
                                         360        236,091.48          1
    17854 TUSCAN DRIVE                 8.000          1,733.52         75
    (GRANADA HILLS AREA)               7.750          1,733.52      315,000.00
    LOS ANGELES      CA   91344          1            11/21/96         00
    0430094284                           03           01/01/97          0
    962818                               O            12/01/26
    0


    1542503          731/G01             F          264,550.00         ZZ
                                         360        264,385.57          1
1


    10361 VISTA GROVE STREET           8.375          2,010.77         95
                                       8.125          2,010.77      278,500.00
    RANCHO CUCAMONG  CA   91737          1            11/19/96         01
    0430092445                           05           01/01/97         30
    412610284                            O            12/01/26
    0


    1542504          F03/G01             F           65,750.00         ZZ
                                         360         65,750.00          1
    330 WEST FLORIDA AVENUE            8.125            488.20         70
    #98                                7.875            488.20       93,950.00
    DENVER           CO   80219          1            12/06/96         00
    0430110809                           01           02/01/97          0
    DEN10338                             O            01/01/27
    0


    1542505          731/G01             F          195,960.00         ZZ
                                         360        195,825.14          1
    2658 SANTA YNEZ AVENUE             7.875          1,420.85         80
                                       7.625          1,420.85      245,000.00
    SIMI VALLEY      CA   93063          1            11/20/96         00
    0430092908                           05           01/01/97          0
    4001166                              O            12/01/26
    0


    1542507          731/G01             F          218,400.00         ZZ
                                         360        218,260.73          1
    3179 OMEGA AVENUE                  8.250          1,640.77         80
                                       8.000          1,640.77      273,000.00
    SIMI VALLEY      CA   93063          1            11/20/96         00
    0430095414                           05           01/01/97          0
    8000342                              O            12/01/26
    0


    1542529          455/G01             F          550,000.00         ZZ
                                         360        550,000.00          1
    1405 SPYGLASS HILL DR              8.500          4,229.03         50
                                       8.250          4,229.03    1,100,000.00
    DULUTH           GA   30155          1            12/09/96         00
    0430097337                           03           02/01/97          0
    53696                                O            01/01/27
    0


    1542548          A01/G01             F          220,800.00         ZZ
                                         360        220,651.84          1
    1232 VIA PRIVADA                   8.000          1,620.16         80
                                       7.750          1,620.16      276,000.00
    ESCONDIDO        CA   92029          1            11/22/96         00
    0430105569                           05           01/01/97          0
1


    96118619                             O            12/01/26
    0


    1542549          B60/G01             F          247,500.00         ZZ
                                         360        247,346.16          1
    516 9TH STREET                     8.375          1,881.18         80
                                       8.125          1,881.18      310,000.00
    HUNTINGTON BEAC  CA   92648          2            11/25/96         00
    0430086835                           05           01/01/97          0
    7581                                 O            12/01/26
    0


    1542554          A71/G01             F          255,000.00         ZZ
                                         360        255,000.00          1
    9721 PORTADA DRIVE                 8.125          1,893.37         70
                                       7.875          1,893.37      365,000.00
    WHITTIER         CA   90603          2            12/04/96         00
    0430095679                           05           02/01/97          0
    UNKNOWN                              O            01/01/27
    0


    1542574          181/181             F          217,000.00         ZZ
                                         360        216,677.99          1
    9124 IVEY HILL COURT               8.625          1,687.80         90
                                       8.375          1,687.80      241,361.00
    ORLANDO          FL   32819          1            11/01/96         11
    5373701                              05           12/01/96         25
    5373701                              O            11/01/26
    0


    1542617          737/G01             F          189,700.00         T
                                         360        189,582.09          1
    7625 N 78TH STREET                 8.375          1,441.86         70
                                       8.125          1,441.86      271,000.00
    SCOTTSDALE       AZ   85258          1            11/15/96         00
    0430093112                           03           01/01/97          0
    512030                               O            12/01/26
    0


    1542625          369/G01             F          220,000.00         ZZ
                                         360        219,664.15          1
    7 GROVE ROAD                       7.375          1,519.49         72
                                       7.125          1,519.49      308,000.00
    THORNBURY        PA   19342          1            10/31/96         00
    0430090696                           03           12/01/96          0
    49771769                             O            11/01/26
    0


1


    1542628          369/G01             F          234,000.00         ZZ
                                         360        233,850.79          1
    11504 S W WOODLEE HEIGHTS          8.250          1,757.96         89
    COURT                              8.000          1,757.96      264,000.00
    PORTLAND         OR   97219          1            11/07/96         11
    0430091579                           05           01/01/97         25
    49403470                             O            12/01/26
    0


    1542629          369/G01             F          260,000.00         ZZ
                                         360        259,829.93          1
    251 NORTH HERITAGE OAK DRIVE       8.125          1,930.49         70
                                       7.875          1,930.49      375,000.00
    GLENDORA         CA   91741          5            11/13/96         00
    0430090308                           05           01/01/97          0
    4954716                              O            12/01/26
    0


    1542630          025/025             F          229,600.00         ZZ
                                         360        229,290.87          1
    8009 COURTLEIGH DRIVE              8.000          1,684.72         80
                                       7.750          1,684.72      287,000.00
    ORLANDO          FL   32835          1            10/31/96         00
    119994                               03           12/01/96          0
    119994                               O            11/01/26
    0


    1542632          369/G01             F          270,000.00         ZZ
                                         360        269,827.83          1
    3467 WOODEN VALLEY ROAD            8.250          2,028.42         90
                                       8.000          2,028.42      300,000.00
    SUISUN CITY      CA   94585          1            11/11/96         01
    0430092411                           05           01/01/97         25
    49178270                             O            12/01/26
    0


    1542637          369/G01             F          580,000.00         ZZ
                                         360        579,610.83          1
    2201 DELAWARE AVENUE               8.000          4,255.84         78
                                       7.750          4,255.84      750,000.00
    WILMINGTON       DE   19806          2            11/15/96         00
    0430090548                           05           01/01/97          0
    60300076                             O            12/01/26
    0


    1542660          G30/G01             F          225,000.00         ZZ
                                         360        225,000.00          1
    3290 LEEANN DRIVE                  7.750          1,611.93         69
                                       7.500          1,611.93      328,000.00
1


    MT AIRY          MD   21771          5            12/13/96         00
    0430104620                           05           02/01/97          0
    096352                               O            01/01/27
    0


    1542714          862/G01             F          225,000.00         ZZ
                                         360        224,863.69          1
    603 EAST SCENIC HILLS DRIVE        8.500          1,730.06         75
                                       8.250          1,730.06      300,000.00
    NORTH SALT LAKE  UT   84054          5            11/20/96         00
    0430094557                           03           01/01/97          0
    4296729                              O            12/01/26
    0


    1542727          267/267             F          245,600.00         ZZ
                                         360        245,435.20          1
    5811 SYLVIA AVENUE                 8.000          1,802.13         80
                                       7.750          1,802.13      307,000.00
    TARZANA          CA   91356          1            11/08/96         00
    4418996                              05           01/01/97          0
    4418996                              O            12/01/26
    0


    1542733          E19/G01             F          256,200.00         ZZ
                                         360        256,036.63          1
    28470 BRUSH CANYON DRIVE           8.250          1,924.75         87
                                       8.000          1,924.75      295,000.00
    YORBA LINDA      CA   92686          2            11/20/96         10
    0430093849                           05           01/01/97         25
    100012814                            O            12/01/26
    0


    1542735          B57/G01             F          183,200.00         ZZ
                                         360        183,089.02          1
    15352 FIELDSTON LANE               8.500          1,408.65         80
                                       8.250          1,408.65      229,000.00
    HUNTINGTON BEAC  CA   92647          1            11/21/96         00
    0430093450                           05           01/01/97          0
    9650042                              O            12/01/26
    0


    1542736          685/G01             F          259,400.00         ZZ
                                         360        259,216.96          1
    160 NORTH MARTEL AVENUE            7.750          1,858.37         80
                                       7.500          1,858.37      324,300.00
    LOS ANGELES      CA   90036          1            11/22/96         00
    0430097220                           05           01/01/97          0
    105722                               O            12/01/26
    0
1




    1542740          731/G01             F          232,000.00         ZZ
                                         360        231,840.34          1
    907 RIDGESIDE DRIVE                7.875          1,682.16         77
                                       7.625          1,682.16      302,000.00
    MONROVIA         CA   91016          1            11/11/96         00
    0430092890                           05           01/01/97          0
    412610250                            O            12/01/26
    0


    1542742          731/G01             F          150,100.00         ZZ
                                         360        149,999.29          1
    61 CLEMENTINE STREET               8.000          1,101.38         80
                                       7.750          1,101.38      187,660.00
    TRABUCO CANYON   CA   92679          1            11/22/96         00
    0430092882                           03           01/01/97          0
    411510909                            O            12/01/26
    0


    1542749          B85/G01             F          288,000.00         ZZ
                                         360        287,801.80          1
    40 HOWARD STREET                   7.875          2,088.20         90
                                       7.625          2,088.20      320,000.00
    READING          MA   01867          1            11/26/96         04
    0430089821                           05           01/01/97         25
    96450                                O            12/01/26
    0


    1542753          814/G01             F          175,750.00         ZZ
                                         360        175,640.76          1
    4728 STEVENSON BLVD                8.375          1,335.83         95
                                       8.125          1,335.83      185,000.00
    FREMONT          CA   94538          2            11/21/96         14
    0430091637                           05           01/01/97         30
    809611032                            O            12/01/26
    0


    1542754          927/G01             F          162,300.00         ZZ
                                         360        162,193.83          1
    2049 GLORIETA LANE                 8.125          1,205.08         75
                                       7.875          1,205.08      216,420.00
    LAS VEGAS        NV   89134          1            11/19/96         00
    0430115659                           03           01/01/97          0
    311100                               O            12/01/26
    0


    1542760          B91/G01             F          650,000.00         ZZ
                                         360        649,606.23          1
1


    7822 OCEANUS DRIVE                 8.500          4,997.94         70
                                       8.250          4,997.94      929,000.00
    LOS ANGELES      CA   90046          2            11/04/96         00
    0430104869                           05           01/01/97          0
    100003185                            O            12/01/26
    0


    1542761          744/G01             F          500,000.00         ZZ
                                         360        499,655.90          1
    111 MEGAN COURT                    7.875          3,625.35         74
                                       7.625          3,625.35      680,000.00
    ALAMO            CA   94507          2            11/25/96         00
    0430089615                           05           01/01/97          0
    79163                                O            12/01/26
    0


    1542762          526/526             F          225,000.00         ZZ
                                         360        224,202.79          1
    4231 EAST THERESA STREET           8.500          1,730.06         75
                                       8.250          1,730.06      300,000.00
    LONG BEACH       CA   90814          2            10/29/96         00
    152806                               05           12/01/96          0
    152806                               O            11/01/26
    0


    1542764          267/267             F          319,200.00         ZZ
                                         360        319,001.59          1
    1071 E WOODBURY RD                 8.375          2,426.16         80
                                       8.125          2,426.16      399,000.00
    PASADENA         CA   91104          1            11/13/96         00
    4422343                              05           01/01/97          0
    4422343                              O            12/01/26
    0


    1542765          181/181             F          249,300.00         ZZ
                                         360        249,141.03          1
    657 WILLIAMS WAY                   8.250          1,872.91         90
                                       8.000          1,872.91      277,000.00
    VERNON HILLS     IL   60061          1            11/25/96         12
    5387779                              05           01/01/97         25
    5387779                              O            12/01/26
    0


    1542766          550/550             F          315,000.00         ZZ
                                         360        315,000.00          1
    40 DARRELL PLACE #201              8.250          2,366.49         90
                                       8.000          2,366.49      350,000.00
    SAN FRANCISCO    CA   94133          1            11/25/96         10
    120214056                            01           02/01/97         25
1


    120214056                            O            01/01/27
    0


    1542767          G37/G01             F          303,600.00         ZZ
                                         360        303,600.00          1
    2515 NORTH SEMINARY AVENUE         8.250          2,280.85         79
    NO D                               8.000          2,280.85      385,190.00
    CHICAGO          IL   60614          2            12/19/96         00
    0430101048                           09           02/01/97          0
    1542767                              O            01/01/27
    0


    1542768          356/G01             F          244,000.00         ZZ
                                         360        243,840.38          1
    16768 COLUMBIA DRIVE               8.125          1,811.70         78
                                       7.875          1,811.70      315,000.00
    CASTRO VALLEY    CA   94552          1            11/25/96         00
    0430091280                           03           01/01/97          0
    2385425                              O            12/01/26
    0


    1542773          F03/G01             F          615,000.00         ZZ
                                         360        615,000.00          1
    20412 AMAPOLA AVENUE               9.250          5,059.46         69
                                       9.000          5,059.46      900,000.00
    ORANGE AREA      CA   92869          2            12/16/96         00
    0430119693                           05           02/01/97          0
    LAG10164                             O            01/01/27
    0


    1542775          B74/G01             F          120,000.00         ZZ
                                         360        119,921.50          1
    40480 VIA CAMPOSECO                8.125            891.00         63
                                       7.875            891.00      190,490.00
    MURRIETA         CA   92562          1            11/22/96         00
    0430105254                           03           01/01/97          0
    963948                               O            12/01/26
    0


    1542779          A89/G01             F          219,262.19         ZZ
                                         349        219,121.18          1
    19 WOODBURY STREET                 8.625          1,716.96         76
                                       8.375          1,716.96      288,975.00
    BEVERLY          MA   01915          4            12/03/96         00
    0430110684                           05           01/01/97          0
    147301930                            O            01/01/26
    0


1


    1542781          A89/G01             F          219,018.75         ZZ
                                         350        218,868.19          1
    LONGHILL ROAD                      8.250          1,656.31         80
    LOT 2                              8.000          1,656.31      273,991.00
    GEORGETOWN       MA   01833          4            11/30/96         00
    0430110429                           05           01/01/97          0
    147301963                            O            02/01/26
    0


    1542799          696/G01             F          298,400.00         ZZ
                                         360        298,219.23          1
    5604 33RD STREET NW                8.500          2,294.44         80
                                       8.250          2,294.44      373,000.00
    WASHINGTON       DC   20015          1            11/26/96         00
    0430089250                           05           01/01/97          0
    3184715                              O            12/01/26
    0


    1542805          685/G01             F          404,000.00         ZZ
                                         360        403,742.38          1
    735 LONDERRY LANE                  8.250          3,035.12         80
                                       8.000          3,035.12      505,000.00
    ANAHEIM          CA   92807          1            11/22/96         00
    0430087585                           05           01/01/97          0
    105503                               O            12/01/26
    0


    1542809          181/181             F          360,000.00         ZZ
                                         360        359,739.44          1
    350 CHERRY HILL DRIVE              7.625          2,548.06         80
                                       7.375          2,548.06      450,000.00
    MARIETTA         GA   30067          1            11/15/96         00
    5375703                              05           01/01/97          0
    5375703                              O            12/01/26
    0


    1542813          181/181             F          221,200.00         ZZ
                                         360        220,931.03          1
    13000 DEER TRAIL                   8.500          1,700.84         80
                                       8.250          1,700.84      276,500.00
    NATHROP          CO   81236          1            10/28/96         00
    5370141                              05           12/01/96          0
    5370141                              O            11/01/26
    0


    1542814          822/G01             F          240,000.00         ZZ
                                         360        239,817.37          1
    579 CHURCH STREET                  7.375          1,657.63         80
                                       7.125          1,657.63      300,000.00
1


    ROYERSFORD       PA   19468          1            11/26/96         00
    0430089300                           05           01/01/97          0
    0126054401                           O            12/01/26
    0


    1542817          685/G01             F          164,800.00         ZZ
                                         360        164,692.19          1
    27804 DEYA                         8.125          1,223.64         80
                                       7.875          1,223.64      206,000.00
    MISSION VIEJO    CA   92692          1            11/18/96         00
    0430087643                           01           01/01/97          0
    106065                               O            12/01/26
    0


    1542821          696/G01             F          260,000.00         ZZ
                                         360        259,811.82          1
    5652 VALLEY GREEN DRIVE            7.625          1,840.26         80
                                       7.375          1,840.26      325,000.00
    BROAD RUN        VA   20137          1            11/25/96         00
    0430089706                           03           01/01/97          0
    2339091                              O            12/01/26
    0


    1542829          696/G01             F          327,600.00         ZZ
                                         360        327,380.19          1
    2854 WILLOWMERE WOODS DRIVE        8.000          2,403.81         80
                                       7.750          2,403.81      409,500.00
    VIENNA           VA   22180          1            11/27/96         00
    0430089391                           03           01/01/97          0
    2379027                              O            12/01/26
    0


    1542830          964/G01             F          250,000.00         ZZ
                                         360        249,832.26          1
    208 WEST GLENWOOD AVENUE           8.000          1,834.41         64
                                       7.750          1,834.41      393,000.00
    FULLERTON        CA   92632          2            11/18/96         00
    0430089359                           05           01/01/97          0
    21021                                O            12/01/26
    0


    1542846          E22/G01             F          172,500.00         ZZ
                                         360        172,392.79          1
    6931 LAKE BARRINGTON DRIVE         8.375          1,311.12         75
                                       8.125          1,311.12      230,000.00
    NEW ORLEANS      LA   70126          2            11/19/96         00
    0410288427                           05           01/01/97          0
    410288427                            O            12/01/26
    0
1




    1542865          E22/G01             F          120,000.00         ZZ
                                         360        119,919.48          1
    254 WHITLOCK AVENUE                8.000            880.52         75
                                       7.750            880.52      160,000.00
    MARIETTA         GA   30064          5            11/20/96         00
    0410251433                           05           01/01/97          0
    410251433                            O            12/01/26
    0


    1542913          429/429             F          263,600.00         ZZ
                                         360        263,277.65          1
    1145 CAROLINA AVENUE               8.875          2,097.32         95
                                       8.625          2,097.32      277,500.00
    WEST CHESTER     PA   19380          1            10/21/96         04
    0021383641                           05           12/01/96         30
    0021383641                           O            11/01/26
    0


    1542914          429/429             F          287,500.00         ZZ
                                         360        286,759.09          1
    4303 CURTIS MEADOW                 8.250          2,159.89         78
                                       8.000          2,159.89      372,500.00
    CHAMPAIGN        IL   61821          1            09/06/96         00
    10336516                             05           10/01/96          0
    10336516                             O            09/01/26
    0


    1542915          429/429             F          224,500.00         ZZ
                                         360        223,964.07          1
    LOT 6E, 78 TAYLOR STREET           8.625          1,746.14         90
                                       8.375          1,746.14      249,500.00
    PEMBROKE         MA   02359          1            08/30/96         04
    0021514208                           05           10/01/96         25
    0021514208                           O            09/01/26
    0


    1542916          429/429             F          344,700.00         ZZ
                                         360        343,968.80          1
    45 BAYVIEW ROAD                    8.375          2,619.97         90
                                       8.125          2,619.97      383,000.00
    KENTFIELD        CA   94904          1            09/18/96         04
    10148864                             05           11/01/96         25
    10148864                             O            10/01/26
    0


    1542944          696/G01             F          360,000.00         ZZ
                                         360        359,781.91          1
1


    9924 PHOENIX LANE                  8.500          2,768.09         80
                                       8.250          2,768.09      450,000.00
    GREAT FALLS      VA   22066          5            11/26/96         00
    0430099200                           05           01/01/97          0
    2138262                              O            12/01/26
    0


    1542948          893/G01             F          305,000.00         ZZ
                                         360        305,000.00          1
    8 DESCANSO DRIVE                   8.250          2,291.36         62
                                       8.000          2,291.36      495,000.00
    ORINDA           CA   94563          2            12/19/96         00
    0430120295                           05           02/01/97          0
    1542948                              O            01/01/27
    0


    1542952          976/G01             F          311,950.00         ZZ
                                         360        311,950.00          1
    3439 WHITEHAVEN DRIVE              8.000          2,288.98         74
                                       7.750          2,288.98      425,000.00
    WALNUT CREEK     CA   94598          2            12/16/96         00
    0430120329                           05           02/01/97          0
    333362                               O            01/01/27
    0


    1542959          B98/G01             F          292,000.00         ZZ
                                         360        292,000.00          1
    2135 PASEO DEL ORO                 7.875          2,117.20         73
                                       7.625          2,117.20      400,000.00
    SAN JOSE         CA   95124          2            12/20/96         00
    0430110833                           03           02/01/97          0
    1542959                              O            01/01/27
    0


    1542974          F03/G01             F          236,250.00         ZZ
                                         360        236,250.00          1
    424 3RD STREET                     8.750          1,858.58         75
                                       8.500          1,858.58      315,000.00
    STEAMBOAT SPRIN  CO   80477          2            12/13/96         00
    0430112185                           05           02/01/97          0
    DEN10341                             O            01/01/27
    0


    1542980          976/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    850 PINE FLAT ROAD                 8.000          1,907.79         80
                                       7.750          1,907.79      325,000.00
    SANTA CRUZ       CA   95060          1            12/12/96         00
    0430116772                           05           02/01/97          0
1


    343844                               O            01/01/27
    0


    1542986          429/429             F          307,000.00         ZZ
                                         360        306,607.13          1
    97 OLD QUARRY DRIVE                8.250          2,306.39         48
                                       8.000          2,306.39      642,500.00
    CARLISLE         MA   01741          1            10/10/96         00
    0021605777                           05           12/01/96          0
    0021605777                           O            11/01/26
    0


    1542990          147/G01             F          296,000.00         ZZ
                                         360        295,806.37          1
    25072 BUCKBOARD LANE               8.125          2,197.80         80
                                       7.875          2,197.80      370,000.00
    LAGUNA HILLS     CA   92653          1            11/04/96         00
    0430095000                           05           01/01/97          0
    475179                               O            12/01/26
    0


    1542995          147/G01             F          300,000.00         ZZ
                                         360        297,606.17          1
    13511 ELENA GALLEGOS PLACE N.E     8.125          2,227.50         80
                                       7.875          2,227.50      379,000.00
    ALBUQUERQUE      NM   87111          4            10/30/96         00
    0430109835                           05           12/01/96          0
    313029                               O            11/01/26
    0


    1542996          429/429             F          277,950.00         ZZ
                                         360        277,535.11          1
    18 CAMPBELL ROAD                   8.125          2,063.78         85
                                       7.875          2,063.78      327,000.00
    MILLBURN         NJ   07078          1            10/30/96         10
    0021669325                           05           12/01/96         12
    0021669325                           O            11/01/26
    0


    1542999          147/G01             F          253,500.00         ZZ
                                         360        252,695.99          1
    37 ROCKROSE                        8.625          1,971.70         90
                                       8.375          1,971.70      281,670.00
    ALISO VIEJO      CA   92656          1            10/09/96         11
    0430104554                           03           12/01/96         25
    624058                               O            11/01/26
    0


1


    1543002          147/G01             F          284,000.00         ZZ
                                         360        283,654.68          1
    3765 CANTERBURY COURT              8.500          2,183.72         65
                                       8.250          2,183.72      442,500.00
    BOCA RATON       FL   33434          1            10/29/96         00
    0430094987                           05           12/01/96          0
    852016                               O            11/01/26
    0


    1543006          147/G01             F          229,950.00         ZZ
                                         360        229,645.49          1
    21021 HEADLAND DRIVE               8.125          1,707.38         80
                                       7.875          1,707.38      287,458.00
    TRABUCO CANYON   CA   92679          1            10/22/96         00
    0430101998                           03           12/01/96          0
    655044                               O            11/01/26
    0


    1543010          429/429             F          350,000.00         ZZ
                                         360        349,098.04          1
    1729 SOUTH 86TH CIRCLE             8.250          2,629.43         63
                                       8.000          2,629.43      560,000.00
    OMAHA            NE   68124          1            08/12/96         00
    0021572607                           05           10/01/96          0
    0021572607                           O            09/01/26
    0


    1543011          147/G01             F          251,000.00         ZZ
                                         360        250,686.87          1
    4 COFFEEBERRY COURT                8.375          1,907.79         80
                                       8.125          1,907.79      313,876.00
    COTO DE CAZA     CA   92679          1            10/16/96         00
    0430094722                           03           12/01/96          0
    513334                               O            11/01/26
    0


    1543015          147/G01             F          294,400.00         ZZ
                                         360        294,042.02          1
    9850 WISH AVENUE                   8.500          2,263.69         80
                                       8.250          2,263.69      368,000.00
    NORTHRIDGE       CA   91325          1            10/22/96         00
    0430109827                           05           12/01/96          0
    641701                               O            11/01/26
    0


    1543018          E19/G01             F          260,000.00         ZZ
                                         360        259,838.39          1
    269 SHADY HILLS COURT              8.375          1,976.19         75
                                       8.125          1,976.19      347,000.00
1


    SIMI VALLEY      CA   93065          2            11/15/96         00
    0430098145                           05           01/01/97          0
    100014300                            O            12/01/26
    0


    1543020          E22/G01             F          548,000.00         ZZ
                                         360        547,632.30          1
    1720 GROUSE RIDGE ROAD             8.000          4,021.03         80
                                       7.750          4,021.03      685,000.00
    TRUCKEE          CA   96161          1            10/30/96         00
    0410230684                           03           01/01/97          0
    410230684                            O            12/01/26
    0


    1543025          429/429             F          259,900.00         ZZ
                                         360        259,583.98          1
    3 MOONEY LANE                      8.500          1,998.41         80
                                       8.250          1,998.41      324,899.00
    SOUTHBOROUGH     MA   01772          1            10/11/96         00
    0021518009                           05           12/01/96          0
    0021518009                           O            11/01/26
    0


    1543026          470/G01             F          574,300.00         ZZ
                                         360        573,924.32          1
    1 MANSFIELD DRIVE                  8.125          4,264.17         80
                                       7.875          4,264.17      717,887.00
    IRVINE           CA   92620          1            11/01/96         00
    0430095901                           03           01/01/97          0
    96022952                             O            12/01/26
    0


    1543030          470/G01             F          281,600.00         ZZ
                                         360        281,415.79          1
    783 WISCONSIN STREET               8.125          2,090.88         80
                                       7.875          2,090.88      352,000.00
    SAN FRANCISCO    CA   94107          1            11/18/96         00
    0430109983                           05           01/01/97          0
    83000535                             O            12/01/26
    0


    1543051          776/G01             F          269,700.00         ZZ
                                         360        269,519.04          1
    222 NORTH WHITNALL HWY             8.000          1,978.96         90
                                       7.750          1,978.96      300,000.00
    BURBANK          CA   91505          2            11/18/96         14
    0430098103                           05           01/01/97         25
    2135414                              O            12/01/26
    0
1




    1543068          776/G01             F          252,000.00         ZZ
                                         360        251,843.37          1
    374 ANZIO WAY                      8.375          1,915.38         80
                                       8.125          1,915.38      315,000.00
    AGOURA AREA      CA   91301          1            11/19/96         00
    0430095588                           03           01/01/97          0
    2135442                              O            12/01/26
    0


    1543070          147/G01             F          169,170.00         ZZ
                                         360        168,964.29          1
    1520 CUTTER COURT                  8.500          1,300.78         75
                                       8.250          1,300.78      225,573.00
    SAN RAMON        CA   94583          1            10/24/96         00
    0430105759                           01           12/01/96          0
    655028                               O            11/01/26
    0


    1543071          147/G01             F          207,000.00         ZZ
                                         360        206,748.29          1
    29354 NORTH BEGONIAS LANE          8.500          1,591.66         80
                                       8.250          1,591.66      258,759.00
    CANYON COUNTRY   CA   91351          1            10/07/96         00
    0430104547                           05           12/01/96          0
    626119                               O            11/01/26
    0


    1543072          147/G01             F          308,000.00         ZZ
                                         360        307,813.41          1
    7000 FAIRFIELD GREENS CT N.E       8.500          2,368.26         80
                                       8.250          2,368.26      385,000.00
    ALBUQUERQUE      NM   87111          1            11/18/96         00
    0430094714                           03           01/01/97          0
    313078                               O            12/01/26
    0


    1543083          B74/G01             F          400,000.00         ZZ
                                         360        399,744.93          1
    957-A 15TH AVENUE                  8.250          3,005.07         80
                                       8.000          3,005.07      500,000.00
    HONOLULU         HI   96816          1            11/21/96         00
    0430095646                           01           01/01/97          0
    963884                               O            12/01/26
    0


    1543086          369/G01             F          324,000.00         ZZ
                                         360        323,777.02          1
1


    5549 EAST 106TH PLACE              7.875          2,349.23         90
                                       7.625          2,349.23      360,000.00
    TULSA            OK   74137          1            11/22/96         12
    0430091496                           03           01/01/97         25
    48915672                             O            12/01/26
    0


    1543088          731/G01             F          137,600.00         ZZ
                                         360        137,516.65          1
    11356 SOUTH HAWKWOOD DRIVE         8.500          1,058.02         80
                                       8.250          1,058.02      172,000.00
    SANDY            UT   84094          2            11/15/96         00
    0430112334                           05           01/01/97          0
    411612788                            O            12/01/26
    0


    1543092          814/G01             F          198,750.00         ZZ
                                         360        198,623.26          1
    1705 MORGAN STREET                 8.250          1,493.15         75
                                       8.000          1,493.15      265,000.00
    MOUNTAIN VIEW    CA   94043          2            11/20/96         00
    0430099952                           05           01/01/97          0
    809611071                            O            12/01/26
    0


    1543093          461/G01             F          330,000.00         ZZ
                                         360        329,767.08          1
    2185 BASIL LANE                    7.750          2,364.17         74
                                       7.500          2,364.17      450,000.00
    LOS ANGELES      CA   90077          2            11/20/96         00
    0430096065                           05           01/01/97          0
    21068051                             O            12/01/26
    0


    1543102          E22/G01             F          172,000.00         ZZ
                                         360        171,906.05          3
    749 NE 16 AVENUE                   9.000          1,383.95         80
                                       8.750          1,383.95      215,000.00
    FT LAUDERDALE    FL   33304          1            11/20/96         00
    0410248595                           05           01/01/97          0
    410248595                            O            12/01/26
    0


    1543111          724/G01             F          260,000.00         ZZ
                                         360        259,816.49          1
    4 SAGAMORE CIRCLE                  7.750          1,862.68         77
                                       7.500          1,862.68      340,000.00
    ESSEX            MA   01929          1            11/26/96         00
    0430091041                           05           01/01/97          0
1


    9611809                              O            12/01/26
    0


    1543115          724/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    21 HAWTHORNE ROAD                  7.750          2,005.96         74
                                       7.500          2,005.96      380,000.00
    SWAMPSCOTT       MA   01907          1            12/03/96         00
    0430091132                           05           02/01/97          0
    9610802                              O            01/01/27
    0


    1543116          375/G01             F          206,500.00         ZZ
                                         360        206,371.65          1
    143 ROBINSON LANE                  8.375          1,569.55         75
                                       8.125          1,569.55      275,345.00
    SANTA CRUZ       CA   95060          1            11/08/96         00
    0430093211                           03           01/01/97          0
    UNKNOWN                              O            12/01/26
    0


    1543118          375/G01             F          135,000.00         ZZ
                                         360        134,752.89          1
    15 HANCOCK ST                      8.500          1,038.04         71
                                       8.250          1,038.04      191,000.00
    PLAINVILLE       MA   02762          2            09/30/96         00
    0430105692                           05           11/01/96          0
    329251                               O            10/01/26
    0


    1543119          696/G01             F          128,400.00         ZZ
                                         360        128,311.64          1
    43769 CLEMENS TERRACE              7.875            930.99         80
                                       7.625            930.99      160,504.00
    ASHBURN          VA   20147          1            11/27/96         00
    0430090043                           09           01/01/97          0
    2237728                              O            12/01/26
    0


    1543134          696/G01             F          650,000.00         ZZ
                                         360        649,606.23          1
    10103 NEDRA DRIVE                  8.500          4,997.94         79
                                       8.250          4,997.94      825,000.00
    GREAT FALLS      VA   22066          2            11/25/96         00
    0430097840                           03           01/01/97          0
    2159018                              O            12/01/26
    0


1


    1543136          696/G01             F           94,000.00         ZZ
                                         360         93,943.05          1
    1628 CARTER LANE                   8.500            722.78         90
                                       8.250            722.78      105,000.00
    WOODBRIDGE       VA   22191          2            11/22/96         12
    0430090019                           05           01/01/97         25
    2328927                              O            12/01/26
    0


    1543151          163/163             F          520,000.00         ZZ
                                         360        512,544.90          1
    628 NALLS FARM WAY                 8.125          3,860.99         73
                                       7.875          3,860.99      712,500.00
    GREAT FALLS      VA   22066          2            04/21/95         00
    5614681417                           05           06/01/95          0
    5614681417                           O            05/01/25
    0


    1543154          F96/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    609 WARD CIRCLE                    8.875          5,171.69         69
                                       8.625          5,171.69      950,000.00
    OLD HICKORY      TN   37138          2            12/12/96         00
    0430099697                           03           02/01/97          0
    35150                                O            01/01/27
    0


    1543182          575/G01             F          218,700.00         T
                                         360        218,570.88          1
    400 ST JAMES PARK UNIT 5E          8.625          1,701.03         90
                                       8.375          1,701.03      243,000.00
    MYRTLE BEACH     SC   29572          1            11/13/96         10
    0430109819                           01           01/01/97         35
    962068526                            O            12/01/26
    0


    1543187          E82/G01             F          340,000.00         ZZ
                                         360        339,771.87          1
    3879 ST. ANDREWS GREEN             8.000          2,494.80         79
                                       7.750          2,494.80      435,000.00
    MEMPHIS          TN   38111          1            12/02/96         00
    0400030276                           09           01/01/97          0
    400030276                            O            12/01/26
    0


    1543194          181/181             F          325,000.00         ZZ
                                         360        324,562.42          1
    25 ABBEY CLOSE                     8.000          2,384.73         80
                                       7.750          2,384.73      407,000.00
1


    SCARSDALE        NY   10583          5            10/31/96         00
    5381487                              05           12/01/96          0
    5381487                              O            11/01/26
    0


    1543195          686/G01             F           91,500.00         ZZ
                                         360         91,439.22          1
    7135 SW 148TH COURT                8.050            674.59         75
                                       7.800            674.59      122,000.00
    MIAMI            FL   33193          1            11/15/96         00
    0430091397                           05           01/01/97          0
    817450505                            O            12/01/26
    0


    1543196          686/G01             F          199,450.00         ZZ
                                         360        199,316.17          1
    3600 JAMES AVENUE                  8.000          1,463.50         70
                                       7.750          1,463.50      285,000.00
    DEEPHAVEN        MN   55391          1            11/15/96         00
    0430091231                           05           01/01/97          0
    817712086                            O            12/01/26
    0


    1543197          686/G01             F           67,500.00         ZZ
                                         360         67,455.16          1
    5223 DEL PRADO BLVD                8.050            497.65         73
                                       7.800            497.65       92,500.00
    CAPE CORAL       FL   33904          1            11/15/96         00
    0430091421                           05           01/01/97          0
    817806003                            O            12/01/26
    0


    1543198          686/G01             F          100,000.00         ZZ
                                         360         99,940.96          1
    2480 WESTCHESTER                   8.625            777.79         40
                                       8.375            777.79      252,000.00
    AURORA           IL   60506          1            11/15/96         00
    0430091447                           05           01/01/97          0
    817937022                            O            12/01/26
    0


    1543201          686/G01             F          190,000.00         ZZ
                                         360        189,876.97          1
    10-11 149TH STREET                 8.175          1,417.41         55
                                       7.900          1,417.41      350,000.00
    WHITESTONE       NY   11357          5            11/12/96         00
    0430091165                           05           01/01/97          0
    817830268                            O            12/01/26
    0
1




    1543203          686/G01             F          106,600.00         ZZ
                                         360        106,528.47          1
    8916 SEASONS ROAD                  8.000            782.20         64
                                       7.750            782.20      169,000.00
    STREETSBORO      OH   44241          5            11/14/96         00
    0430091546                           05           01/01/97          0
    817716301                            O            12/01/26
    0


    1543204          686/G01             F          228,000.00         ZZ
                                         360        227,843.09          1
    654 FIESTA DRIVE                   7.875          1,653.16         80
                                       7.625          1,653.16      285,000.00
    SAN MATEO        CA   94403          1            11/14/96         00
    0430091769                           05           01/01/97          0
    818021198                            O            12/01/26
    0


    1543205          686/G01             F          116,250.00         ZZ
                                         360        116,171.60          1
    24 LUCERNE DRIVE                   7.975            850.98         75
                                       7.725            850.98      155,000.00
    WEST BABYLON     NY   11704          1            11/19/96         00
    0430092007                           05           01/01/97          0
    817763188                            O            12/01/26
    0


    1543206          686/G01             F          246,400.00         ZZ
                                         360        246,241.26          1
    5649 LINDA ROSA AVENUE             8.200          1,842.47         70
                                       7.950          1,842.47      352,000.00
    SAN DIEGO        CA   92037          1            11/04/96         00
    0430091991                           05           01/01/97          0
    817815038                            O            12/01/26
    0


    1543207          686/G01             F          137,500.00         ZZ
                                         360        137,410.05          1
    7124 WEST LAKE DRIVE               8.125          1,020.94         71
                                       7.875          1,020.94      195,000.00
    LAKE CLARKE SHO  FL   33406          2            11/14/96         00
    0430092015                           05           01/01/97          0
    817906233                            O            12/01/26
    0


    1543208          686/G01             F          100,000.00         ZZ
                                         360         99,939.41          1
1


    18925 STILL LAKE DR                8.500            768.92         50
                                       8.250            768.92      203,667.00
    JUPITER          FL   33458          1            11/27/96         00
    0430091942                           03           01/01/97          0
    817906910                            O            12/01/26
    0


    1543209          686/G01             F          135,700.00         ZZ
                                         360        135,613.47          1
    2334 NE 92ND STREET                8.250          1,019.47         75
                                       8.000          1,019.47      182,000.00
    SEATTLE          WA   98115          2            11/15/96         00
    0430091892                           05           01/01/97          0
    817933013                            O            12/01/26
    0


    1543210          686/G01             F           52,400.00         ZZ
                                         360         52,368.25          1
    2100 S 336TH STREET, #I-2          8.500            402.92         75
                                       8.250            402.92       69,962.00
    FEDERAL WAY      WA   98003          1            11/18/96         00
    0430090647                           01           01/01/97          0
    817933567                            O            12/01/26
    0


    1543211          686/G01             F          116,250.00         ZZ
                                         360        116,183.12          1
    8500 SOUTH TRIPP AVE               8.750            914.54         75
                                       8.500            914.54      155,000.00
    CHICAGO          IL   60652          1            11/20/96         00
    0430091843                           05           01/01/97          0
    817937642                            O            12/01/26
    0


    1543215          686/G01             F           76,400.00         ZZ
                                         360         76,349.76          1
    6301 FARM HILL DRIVE               8.100            565.94         75
                                       7.850            565.94      101,900.00
    MEMPHIS          TN   38141          1            11/20/96         00
    0430092056                           05           01/01/97          0
    817557168                            O            12/01/26
    0


    1543216          686/G01             F           95,000.00         ZZ
                                         360         94,940.95          1
    11536 HADAR DRIVE                  8.375            722.07         66
                                       8.125            722.07      145,000.00
    SAN DIEGO        CA   92126          1            11/06/96         00
    0430091090                           01           01/01/97          0
1


    817961170                            O            12/01/26
    0


    1543217          686/G01             F           30,000.00         ZZ
                                         360         29,981.21          1
    89 WEST BAKER ST                   8.340            227.29         51
                                       8.090            227.29       58,900.00
    MANCHESTER       NH   03103          1            11/22/96         00
    0430092114                           05           01/01/97          0
    817752553                            O            12/01/26
    0


    1543218          686/G01             F          134,850.00         ZZ
                                         360        134,757.66          1
    5113 TEHACHAPI WAY                 7.900            980.10         75
                                       7.650            980.10      179,850.00
    ANTIOCH          CA   94509          1            11/14/96         00
    0430092726                           05           01/01/97          0
    817869696                            O            12/01/26
    0


    1543219          686/G01             F           85,500.00         ZZ
                                         360         85,446.85          1
    6320 NORTH 86TH STREET             8.375            649.87         75
                                       8.125            649.87      114,000.00
    SCOTTSDALE       AZ   85250          1            11/18/96         00
    0430092304                           05           01/01/97          0
    817961576                            O            12/01/26
    0


    1543220          686/G01             F          309,700.00         ZZ
                                         360        309,512.38          1
    5712 SOUTHERN HILLS DRIVE          8.500          2,381.33         74
                                       8.250          2,381.33      420,000.00
    FRISCO           TX   75034          2            11/19/96         00
    0430092312                           03           01/01/97          0
    817829757                            O            12/01/26
    0


    1543222          686/G01             F           54,000.00         ZZ
                                         360         53,966.44          1
    5482 1ST ROAD                      8.375            410.44         48
                                       8.125            410.44      114,000.00
    LAKE WORTH       FL   33467          1            11/22/96         00
    0430091322                           05           01/01/97          0
    817906738                            O            12/01/26
    0


1


    1543223          686/G01             F           99,000.00         ZZ
                                         360         98,940.02          1
    2947 N BEULAH AVE                  8.500            761.23         70
                                       8.250            761.23      142,000.00
    RIVER GROVE      IL   60171          1            11/25/96         00
    0430092429                           05           01/01/97          0
    817938624                            O            12/01/26
    0


    1543224          686/G01             F          140,000.00         ZZ
                                         360        139,917.34          1
    9701 HARBOR AVE                    8.625          1,088.91         61
                                       8.375          1,088.91      232,000.00
    GLENN DALE       MD   20769          2            11/14/96         00
    0430092254                           03           01/01/97          0
    818023301                            O            12/01/26
    0


    1543225          686/G01             F           73,500.00         ZZ
                                         360         73,453.12          1
    1303 LAVENDER LANE                 8.250            552.19         41
                                       8.000            552.19      180,365.00
    BELCAMP          MD   21017          1            11/22/96         00
    0430092239                           03           01/01/97          0
    818024325                            O            12/01/26
    0


    1543228          686/G01             F           81,750.00         ZZ
                                         360         81,694.58          1
    2674 FOREST WAY                    7.950            597.01         75
                                       7.700            597.01      109,000.00
    MARIETTA         GA   30066          1            11/26/96         00
    0430092585                           05           01/01/97          0
    817651862                            O            12/01/26
    0


    1543229          686/G01             F          260,000.00         ZZ
                                         360        259,820.15          1
    1857 - 173RD AVE NE                7.850          1,880.68         80
                                       7.600          1,880.68      326,665.00
    BELLEVUE         WA   98008          1            11/22/96         00
    0430092684                           05           01/01/97          0
    817896293                            O            12/01/26
    0


    1543230          686/G01             F          148,000.00         ZZ
                                         360        147,899.68          1
    5356 DRESSAGE DRIVE                7.950          1,080.82         65
                                       7.700          1,080.82      230,500.00
1


    BONITA           CA   91902          1            11/20/96         00
    0430092593                           05           01/01/97          0
    817929235                            O            12/01/26
    0


    1543231          686/G01             F          327,000.00         ZZ
                                         360        326,798.61          1
    16165 MARTINCOIT ROAD              8.420          2,495.84         68
                                       8.170          2,495.84      485,000.00
    POWAY            CA   92064          5            11/15/96         00
    0430092650                           05           01/01/97          0
    817929292                            O            12/01/26
    0


    1543232          686/G01             F          420,000.00         ZZ
                                         360        419,716.75          1
    1929 FORDHAM WAY                   7.975          3,074.50         74
                                       7.725          3,074.50      575,000.00
    MOUNTAIN VIEW    CA   94040          2            11/20/96         00
    0430092601                           05           01/01/97          0
    818021289                            O            12/01/26
    0


    1543233          686/G01             F          268,000.00         ZZ
                                         360        267,809.89          1
    10865 WEST ESTATES DRIVE           7.725          1,915.36         80
                                       7.475          1,915.36      335,000.00
    CUPERTINO        CA   95014          2            11/20/96         00
    0430092627                           05           01/01/97          0
    818021297                            O            12/01/26
    0


    1543236          E22/G01             F          375,000.00         ZZ
                                         360        374,748.38          1
    1590 EMORY STREET                  8.000          2,751.62         72
                                       7.750          2,751.62      525,000.00
    SAN JOSE         CA   95126          2            11/22/96         00
    0410236376                           05           01/01/97          0
    410236376                            O            12/01/26
    0


    1543237          E22/G01             F          268,000.00         ZZ
                                         360        267,810.85          1
    852 FAXON AVENUE                   7.750          1,919.98         75
                                       7.500          1,919.98      357,500.00
    SAN FRANCISCO    CA   94112          5            11/22/96         00
    0410233001                           03           01/01/97          0
    410233001                            O            12/01/26
    0
1




    1543239          E22/G01             F          231,000.00         ZZ
                                         360        230,860.06          1
    825 QUINTARA STREET                8.500          1,776.19         57
                                       8.250          1,776.19      408,000.00
    SAN FRANCISCO    CA   94122          2            11/08/96         00
    0410234694                           05           01/01/97          0
    410234694                            O            12/01/26
    0


    1543240          E22/G01             F          273,400.00         ZZ
                                         360        273,211.85          1
    4312 ALAMEDA DE LAS PULGAS         7.875          1,982.34         80
                                       7.625          1,982.34      342,000.00
    SAN MATEO        CA   94403          1            10/18/96         00
    0410235956                           05           01/01/97          0
    410235956                            O            12/01/26
    0


    1543241          E22/G01             F          184,000.00         ZZ
                                         360        183,888.53          1
    118 MEADOWLARK WAY                 8.500          1,414.80         80
                                       8.250          1,414.80      230,000.00
    HERCULES         CA   94547          2            11/12/96         00
    0410235774                           05           01/01/97          0
    410235774                            O            12/01/26
    0


    1543278          A13/G01             F          291,400.00         ZZ
                                         360        291,218.87          1
    29463 RIVERSIDE BAY CT             8.375          2,214.86         75
                                       8.125          2,214.86      390,000.00
    HARRISON TOWNSH  MI   48045          2            11/22/96         00
    0430104844                           05           01/01/97          0
    3168                                 O            12/01/26
    0


    1543285          685/G01             F          300,000.00         ZZ
                                         360        299,818.26          1
    1302 STEWART STREET                8.500          2,306.74         49
                                       8.250          2,306.74      615,000.00
    OCEANSIDE        CA   92054          2            11/25/96         00
    0430089540                           05           01/01/97          0
    106160                               O            12/01/26
    0


    1543297          E22/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
1


    20566 WARDELL ROAD                 7.625          2,229.55         47
                                       7.375          2,229.55      675,000.00
    SARATOGA         CA   95070          2            11/26/96         00
    0410304653                           05           02/01/97          0
    410304653                            O            01/01/27
    0


    1543301          731/G01             F          204,050.00         ZZ
                                         360        204,050.00          1
    1686 CINNAMON HILL DRIVE SE        8.500          1,568.97         93
                                       8.250          1,568.97      220,000.00
    SALEM            OR   97306          2            12/18/96         11
    0430116459                           05           02/01/97         30
    411510936                            O            01/01/27
    0


    1543303          721/G01             F          285,859.30         ZZ
                                         334        285,434.40          1
    4150 EMPIRE LANE N                 8.500          2,236.54         79
                                       8.250          2,236.54      366,000.00
    PLYMOUTH         MN   55441          1            10/22/96         00
    0430094052                           05           12/01/96          0
    0635706                              O            09/01/24
    0


    1543320          573/G01             F          261,400.00         ZZ
                                         360        261,400.00          1
    8370 LOS MONTEROS STREET           8.500          2,009.94         95
                                       8.250          2,009.94      275,616.00
    LAS VEGAS        NV   89129          1            12/13/96         01
    0430108761                           03           02/01/97         30
    104702                               O            01/01/27
    0


    1543354          764/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    1027 MONTROSE AVENUE               8.500          1,922.28         65
                                       8.250          1,922.28      390,000.00
    SOUTH PASADENA   CA   91030          2            12/20/96         00
    0430118257                           05           02/01/97          0
    890517                               O            01/01/27
    0


    1543357          429/429             F          228,000.00         ZZ
                                         360        227,708.22          1
    NINE IRONS RANCH ROAD              8.250          1,712.89         90
                                       8.000          1,712.89      255,000.00
    WICKENBURG       AZ   85390          1            10/18/96         11
    0021683794                           05           12/01/96         25
1


    0021683794                           O            11/01/26
    0


    1543364          A13/G01             F          228,000.00         ZZ
                                         360        227,655.33          1
    40750 COACHWOOD CIRCLE             8.375          1,732.97         80
                                       8.125          1,732.97      287,000.00
    NORTHVILLE       MI   48167          1            11/26/96         00
    0430093823                           05           01/01/97          0
    6360606                              O            12/01/26
    0


    1543370          491/491             F          470,000.00         ZZ
                                         360        467,392.71          1
    7641 SPANISH LAKE DRIVE            8.375          3,572.34         65
                                       8.125          3,572.34      725,000.00
    LAS VEGAS        NV   89113          2            10/16/96         00
    0061007676                           03           12/01/96          0
    0061007676                           O            11/01/26
    0


    1543375          491/491             F          366,400.00         ZZ
                                         360        365,894.03          1
    5510 EAST LONNA LINDA DRIVE        7.875          2,656.66         80
                                       7.625          2,656.66      458,000.00
    LONG BEACH       CA   90815          1            10/21/96         00
    0061247251                           05           12/01/96          0
    0061247251                           O            11/01/26
    0


    1543378          491/491             F          348,000.00         ZZ
                                         360        347,538.35          1
    19301 VILLAGES SCENIC PARKWAY      8.500          2,675.82         80
                                       8.250          2,675.82      435,000.00
    ANCHORAGE        AK   99516          2            10/17/96         00
    0061192724                           03           12/01/96          0
    0061192724                           O            11/01/26
    0


    1543382          491/491             F          230,000.00         ZZ
                                         360        229,690.31          1
    26692 WARWICK COURT                8.000          1,687.66         66
                                       7.750          1,687.66      350,000.00
    LAKE FOREST      CA   92630          1            10/15/96         00
    0061253243                           03           12/01/96          0
    0061253243                           O            11/01/26
    0


1


    1543384          387/387             F          232,800.00         ZZ
                                         360        232,486.56          1
    2702 SAINT ALBANS DRIVE            8.000          1,708.20         80
                                       7.750          1,708.20      291,000.00
    LOS ALAMITOS     CA   90720          1            10/17/96         00
    824755                               05           12/01/96          0
    824755                               O            11/01/26
    0


    1543385          387/387             F          380,000.00         ZZ
                                         360        377,494.40          1
    1724 THURSTON DRIVE                8.125          2,821.49         70
                                       7.875          2,821.49      550,000.00
    LAGUNA BEACH     CA   92651          5            10/24/96         00
    824847                               05           12/01/96          0
    824847                               O            11/01/26
    0


    1543386          387/387             F          353,850.00         ZZ
                                         360        353,348.91          1
    4110 PEACHTREE-DUNWOODY ROAD       7.750          2,535.02         90
                                       7.500          2,535.02      393,200.00
    ATLANTA          GA   30342          1            10/31/96         04
    825208                               05           12/01/96         25
    825208                               O            11/01/26
    0


    1543389          387/387             F          408,000.00         ZZ
                                         360        407,719.22          1
    6316 TAHOE DRIVE                   7.875          2,958.28         80
                                       7.625          2,958.28      510,000.00
    LOS ANGELES      CA   90068          1            11/01/96         00
    828830                               05           01/01/97          0
    828830                               O            12/01/26
    0


    1543391          A13/G01             F          272,000.00         ZZ
                                         360        271,817.49          1
    10779 HARVEST COURT                8.000          1,995.84         80
                                       7.750          1,995.84      340,000.00
    PLYMOUTH         MI   48170          1            11/22/96         00
    0430102269                           05           01/01/97          0
    4231287                              O            12/01/26
    0


    1543392          387/387             F          289,000.00         ZZ
                                         360        288,610.88          1
    12700 PARK ROAD                    8.000          2,120.58         79
                                       7.750          2,120.58      370,000.00
1


    AUSTIN           TX   78732          2            10/23/96         00
    817957                               05           12/01/96          0
    817957                               O            11/01/26
    0


    1543396          387/387             F          249,350.00         ZZ
                                         360        249,022.55          1
    1862 FANNING STREET                8.625          1,939.42         95
                                       8.375          1,939.42      262,500.00
    LOS ANGELES      CA   90026          1            10/25/96         12
    827667                               05           12/01/96         30
    827667                               O            11/01/26
    0


    1543397          491/491             F          540,000.00         ZZ
                                         360        538,032.40          1
    2330 CALLE DEL ORO                 8.375          4,104.40         73
                                       8.125          4,104.40      740,000.00
    SAN DIEGO (LA J  CA   92037          1            10/15/96         00
    0061253987                           05           12/01/96          0
    0061253987                           O            11/01/26
    0


    1543398          387/387             F          469,800.00         ZZ
                                         360        469,198.80          1
    8139 HYANNISPORT DRIVE             8.250          3,529.45         80
                                       8.000          3,529.45      588,000.00
    CUPERTINO        CA   95014          2            10/24/96         00
    830091                               05           12/01/96          0
    830091                               O            11/01/26
    0


    1543401          387/387             F          271,450.00         ZZ
                                         360        271,084.50          1
    4512 STANHOPE AVENUE               8.000          1,991.81         68
                                       7.750          1,991.81      400,000.00
    UNIVERSITY PARK  TX   75205          2            10/22/96         00
    826834                               05           12/01/96          0
    826834                               O            11/01/26
    0


    1543402          387/387             F          345,000.00         ZZ
                                         360        343,728.04          1
    577 KNOTTY PINE DRIVE              7.750          2,471.62         67
                                       7.500          2,471.62      522,000.00
    INCLINE VILLAGE  NV   89451          1            10/23/96         00
    826594                               05           12/01/96          0
    826594                               O            11/01/26
    0
1




    1543406          387/387             F          350,000.00         ZZ
                                         360        349,528.74          1
    5607 WALNUT POINT DRIVE            8.000          2,568.18         55
                                       7.750          2,568.18      640,000.00
    KINGWOOD         TX   77345          1            10/30/96         00
    817049                               03           12/01/96          0
    817049                               O            11/01/26
    0


    1543407          737/G01             F          112,000.00         ZZ
                                         360        111,930.39          1
    4007 EAST FAWN DRIVE               8.375            851.28         70
                                       8.125            851.28      162,000.00
    PHOENIZ          AZ   85040          2            11/21/96         00
    0430117630                           05           01/01/97          0
    512066                               O            12/01/26
    0


    1543408          387/387             F          355,000.00         ZZ
                                         360        354,579.32          1
    101 SHIREOAKES PLACE               8.625          2,761.15         75
                                       8.375          2,761.15      474,000.00
    SAN RAMON        CA   94583          2            10/18/96         00
    828301                               05           12/01/96          0
    828301                               O            11/01/26
    0


    1543410          387/387             F          300,000.00         ZZ
                                         360        299,555.55          1
    859 PRINCETON STREET               8.000          2,201.29         62
                                       7.750          2,201.29      486,500.00
    SANTA MONICA     CA   90403          1            10/30/96         00
    795708                               05           12/01/96          0
    795708                               O            11/01/26
    0


    1543412          387/387             F          235,000.00         ZZ
                                         360        234,706.84          1
    4121 WALTON OAKS LANE              8.375          1,786.17         75
                                       8.125          1,786.17      315,000.00
    MONTROSE         CA   91020          1            10/14/96         00
    822106                               05           12/01/96          0
    822106                               O            11/01/26
    0


    1543414          387/387             F          392,800.00         ZZ
                                         360        392,297.32          1
1


    4214 NOBLEMAN POINT                8.250          2,950.98         80
                                       8.000          2,950.98      491,000.00
    DULUTH           GA   30155          1            10/31/96         00
    823302                               03           12/01/96          0
    823302                               O            11/01/26
    0


    1543415          387/387             F          288,000.00         ZZ
                                         360        287,631.44          1
    14540 BLEDSOE STREET               8.250          2,163.65         80
                                       8.000          2,163.65      360,000.00
    LOS ANGELES      CA   91342          1            10/28/96         00
    828855                               05           12/01/96          0
    828855                               O            11/01/26
    0


    1543418          387/387             F          220,000.00         ZZ
                                         360        219,718.46          1
    5929 WESTMONT DRIVE                8.250          1,652.79         80
                                       8.000          1,652.79      275,000.00
    PLANO            TX   75093          1            10/29/96         00
    827329                               03           12/01/96          0
    827329                               O            11/01/26
    0


    1543419          387/387             F          367,500.00         ZZ
                                         360        367,029.71          1
    1007 LOS ALISOS NORTH              8.250          2,760.90         75
                                       8.000          2,760.90      490,000.00
    FALLBROOK        CA   92028          1            10/25/96         00
    829457                               05           12/01/96          0
    829457                               O            11/01/26
    0


    1543420          387/387             F          352,000.00         ZZ
                                         360        351,537.92          1
    2972 CLARA DRIVE                   8.125          2,613.59         80
                                       7.875          2,613.59      440,000.00
    PALO ALTO        CA   94303          1            10/24/96         00
    829903                               05           12/01/96          0
    829903                               O            11/01/26
    0


    1543421          721/G01             F          415,866.70         ZZ
                                         338        415,267.49          1
    4605 XENE LANE NORTH               8.500          3,244.27         79
                                       8.250          3,244.27      530,000.00
    PLYMOUTH         MN   55446          1            10/28/96         00
    0430094094                           05           12/01/96          0
1


    0632521                              O            01/01/25
    0


    1543424          387/387             F          128,000.00         T
                                         360        127,831.97          1
    15 PLANTATION DRIVE                8.125            950.40         64
                                       7.875            950.40      203,000.00
    ATLANTA          GA   30324          1            10/28/96         00
    830240                               01           12/01/96          0
    830240                               O            11/01/26
    0


    1543425          387/387             F          302,000.00         ZZ
                                         360        301,582.97          1
    8201 SAWTOOTH LANE                 7.875          2,189.71         57
                                       7.625          2,189.71      535,000.00
    LONGMONT         CO   80503          2            10/30/96         00
    828970                               03           12/01/96          0
    828970                               O            11/01/26
    0


    1543426          387/387             F          214,800.00         ZZ
                                         360        214,503.38          1
    11403 BETLEN DRIVE                 7.875          1,557.45         80
                                       7.625          1,557.45      268,500.00
    DUBLIN           CA   94568          1            10/21/96         00
    827634                               05           12/01/96          0
    827634                               O            11/01/26
    0


    1543427          387/387             F          255,500.00         ZZ
                                         360        255,173.02          1
    6031 SOUTH HAPPY CANYON DRIVE      8.250          1,919.49         62
                                       8.000          1,919.49      415,000.00
    ENGLEWOOD        CO   80111          2            10/28/96         00
    826271                               03           12/01/96          0
    826271                               O            11/01/26
    0


    1543433          491/491             F          319,700.00         ZZ
                                         360        319,269.53          1
    4904 SANDESTIN DRIVE               8.000          2,345.85         71
                                       7.750          2,345.85      454,710.00
    DALLAS           TX   75287          1            10/21/96         00
    0061326011                           05           12/01/96          0
    0061326011                           O            11/01/26
    0


1


    1543435          491/491             F          220,000.00         ZZ
                                         360        219,696.19          1
    87 PASEO WAY                       7.875          1,595.16         47
                                       7.625          1,595.16      475,000.00
    GREENBRAE        CA   94904          1            10/09/96         00
    0061386081                           05           12/01/96          0
    0061386081                           O            11/01/26
    0


    1543440          731/G01             F          252,000.00         ZZ
                                         360        251,826.58          1
    5930 SITTING BULL PLACE            7.875          1,827.17         80
                                       7.625          1,827.17      315,000.00
    SIMI VALLEY      CA   93063          1            11/20/96         00
    0430097394                           05           01/01/97          0
    800358                               O            12/01/26
    0


    1543442          491/491             F          256,000.00         ZZ
                                         360        255,696.61          1
    311 FULTON STREET                  8.625          1,991.15         80
                                       8.375          1,991.15      320,000.00
    REDWOOD CITY     CA   94062          1            10/24/96         00
    0061408743                           05           12/01/96          0
    0061408743                           O            11/01/26
    0


    1543446          491/491             F          266,000.00         ZZ
                                         360        265,530.38          1
    1150 LORYN LANE                    8.250          1,998.37         95
                                       8.000          1,998.37      280,000.00
    HALF MOON BAY    CA   94019          1            11/01/96         11
    0061410276                           05           01/01/97         30
    0061410276                           O            12/01/26
    0


    1543449          491/491             F          375,200.00         ZZ
                                         360        374,731.94          1
    1969 DE MILLE DRIVE                8.375          2,851.80         80
                                       8.125          2,851.80      469,000.00
    LOS ANGELES      CA   90027          1            10/08/96         00
    0061440230                           03           12/01/96          0
    0061440230                           O            11/01/26
    0


    1543450          664/G01             F          256,500.00         ZZ
                                         360        256,336.44          1
    29006 N.E. 16TH AVENUE             8.250          1,927.00         90
                                       8.000          1,927.00      285,000.00
1


    RIDGEFIELD       WA   98642          1            11/15/96         11
    0430096701                           03           01/01/97         25
    2243186                              O            12/01/26
    0


    1543453          491/491             F          307,000.00         ZZ
                                         360        306,636.18          1
    2272 SKYLINE DRIVE                 8.625          2,387.82         64
                                       8.375          2,387.82      485,000.00
    MILPITAS         CA   95035          2            10/21/96         00
    0061470490                           05           12/01/96          0
    0061470490                           O            11/01/26
    0


    1543463          F16/G01             F          272,000.00         ZZ
                                         360        271,822.07          1
    1320 SOUTH MONTEZUMA WAY           8.125          2,019.60         80
                                       7.875          2,019.60      340,000.00
    WEST COVINA      CA   91791          1            11/05/96         00
    0430099143                           05           01/01/97          0
    96315942                             O            12/01/26
    0


    1543466          685/G01             F          227,000.00         ZZ
                                         360        226,847.68          1
    1577 RANCHO HILLS DRIVE            8.000          1,665.65         72
                                       7.750          1,665.65      318,762.00
    CHINO HILLS      CA   91709          1            11/25/96         00
    0430102962                           05           01/01/97          0
    106278                               O            12/01/26
    0


    1543474          B47/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
    675 WEST WRIGHTWOOD                8.375          2,166.21         90
    UNIT 3                             8.125          2,166.21      320,000.00
    CHICAGO          IL   60614          2            12/18/96         11
    0430099937                           01           02/01/97         25
    178707                               O            01/01/27
    0


    1543475          744/G01             F          350,000.00         ZZ
                                         360        349,803.78          1
    32762 MEDITERRANEAN DRIVE          8.875          2,784.76         64
                                       8.625          2,784.76      550,000.00
    DANA POINT       CA   92670          2            11/26/96         00
    0430097618                           05           01/01/97          0
    79206                                O            12/01/26
    0
1




    1543487          568/G01             F          207,500.00         ZZ
                                         360        207,360.77          1
    25712 WILDE AVENUE                 8.000          1,522.56         65
                                       7.750          1,522.56      321,460.00
    STEVENSON RANCH  CA   91381          1            11/22/96         00
    0430097683                           03           01/01/97          0
    808026                               O            12/01/26
    0


    1543488          550/550             F          526,000.00         ZZ
                                         360        525,647.07          1
    1815 FIR HILL DRIVE                8.000          3,859.60         68
                                       7.750          3,859.60      776,000.00
    ST HELENA        CA   94574          1            11/18/96         00
    120208934                            05           01/01/97          0
    120208934                            O            12/01/26
    0


    1543490          757/G01             F          260,000.00         ZZ
                                         360        259,825.54          1
    1 STIRLINGSHIRE COURT              8.000          1,907.79         80
                                       7.750          1,907.79      325,000.00
    HENDERSONVILLE   TN   37075          2            11/25/96         00
    0430093674                           05           01/01/97          0
    2867646                              O            12/01/26
    0


    1543508          638/G01             F          236,000.00         ZZ
                                         360        235,853.31          1
    2121 LIME ROCK COURT               8.375          1,793.77         80
                                       8.125          1,793.77      295,000.00
    EJ CAJON         CA   92019          1            11/15/96         00
    0430101253                           05           01/01/97          0
    8607142                              O            12/01/26
    0


    1543513          976/G01             F          344,000.00         ZZ
                                         360        343,786.18          1
    431 WEST PACIFIC AVENUE, #A        8.375          2,614.65         80
                                       8.125          2,614.65      430,000.00
    TELLURIDE        CO   81435          1            11/19/96         00
    0430101444                           01           01/01/97          0
    332658                               O            12/01/26
    0


    1543514          976/G01             F          255,000.00         ZZ
                                         360        254,853.29          1
1


    485 STUBBS BAY ROAD                8.750          2,006.09         75
                                       8.500          2,006.09      340,000.00
    LONG LAKE        MN   55356          5            11/15/96         00
    0430104349                           05           01/01/97          0
    324276                               O            12/01/26
    0


    1543515          976/G01             F          236,250.00         ZZ
                                         360        236,103.15          1
    2715 SYCAMORE AVENUE               8.375          1,795.68         90
                                       8.125          1,795.68      262,500.00
    MONTROSE         CA   91020          1            11/07/96         10
    0430114314                           05           01/01/97         25
    304943                               O            12/01/26
    0


    1543517          F28/G01             F          216,300.00         ZZ
                                         360        216,023.19          1
    6 PRIMROSE PL                      8.250          1,624.99         90
                                       8.000          1,624.99      242,000.00
    FREDON TOWNSHIP  NJ   07860          2            10/25/96         10
    0430110742                           05           12/01/96         25
    1996507                              O            11/01/26
    0


    1543518          F28/G01             F          392,100.00         ZZ
                                         360        391,435.67          1
    20 PRAIRIE CLOVER                  8.875          3,119.72         90
                                       8.625          3,119.72      437,000.00
    LITTLETON        CO   80127          1            09/18/96         10
    0430110916                           03           11/01/96         25
    3038977                              O            10/01/26
    0


    1543519          F28/G01             F          248,550.00         ZZ
                                         360        248,395.51          1
    1310 HIDDEN LAKES DR               8.375          1,889.16         90
                                       8.125          1,889.16      276,200.00
    MT. PLEASANT     SC   29464          1            11/11/96         10
    0430110924                           03           01/01/97         25
    3104595                              O            12/01/26
    0


    1543520          F28/G01             F          240,250.00         ZZ
                                         360        239,821.41          2
    32-34 ALLEN STREET                 8.625          1,868.64         78
                                       8.375          1,868.64      310,000.00
    ARLINGTON        MA   02174          1            09/30/96         00
    0430111039                           05           11/01/96          0
1


    3111087                              O            10/01/26
    0


    1543521          F28/G01             F          240,000.00         ZZ
                                         360        239,593.35          1
    14322 DRAFT HORSE LANE             8.875          1,909.55         64
                                       8.625          1,909.55      376,000.00
    WELLINGTON       FL   33414          5            09/18/96         00
    0430111336                           03           11/01/96          0
    3124047                              O            10/01/26
    0


    1543522          F28/G01             F          500,000.00         ZZ
                                         360        499,084.84          1
    1518 E. GOODRICH LANE              8.500          3,844.57         77
                                       8.250          3,844.57      650,000.00
    FOX POINT        WI   53217          1            10/04/96         00
    0430111724                           05           11/01/96          0
    3126566                              O            10/01/26
    0


    1543523          F28/G01             F          324,000.00         ZZ
                                         360        323,574.68          1
    3201 PLANTATION                    8.125          2,405.69         77
                                       7.875          2,405.69      422,000.00
    CHARLOTTE        NC   28270          1            10/30/96         00
    0430092460                           05           12/01/96          0
    3128438                              O            11/01/26
    0


    1543524          F28/G01             F          264,000.00         ZZ
                                         360        263,529.05          1
    7400 NORTH ALBANY AVENUE           8.625          2,053.36         80
                                       8.375          2,053.36      330,000.00
    CHICAGO          IL   60645          1            09/26/96         00
    0430111310                           05           11/01/96          0
    3128968                              O            10/01/26
    0


    1543525          F28/G01             F          251,750.00         ZZ
                                         360        251,289.22          1
    252 TROTTERS RUN                   8.500          1,935.74         95
                                       8.250          1,935.74      265,000.00
    MACON            GA   31210          1            10/04/96         10
    0430111328                           05           11/01/96         30
    3129113                              O            10/01/26
    0


1


    1543526          F28/G01             F          223,200.00         ZZ
                                         360        222,948.81          1
    11355 WOODIE GLEN                  8.875          1,775.88         80
                                       8.625          1,775.88      279,000.00
    CHARDON          OH   44024          1            10/24/96         00
    0430111294                           05           12/01/96          0
    3130194                              O            11/01/26
    0


    1543527          F28/G01             F          221,400.00         BB
                                         360        221,005.02          1
    33 PARTRIDGE LANE                  8.625          1,722.03         90
                                       8.375          1,722.03      246,000.00
    CHERRY HILL      NJ   08003          1            09/27/96         14
    0430111476                           05           11/01/96         25
    3130739                              O            10/01/26
    0


    1543528          F28/G01             F          286,200.00         ZZ
                                         360        285,851.99          1
    106 ASTER CIRCLE                   8.500          2,200.64         80
                                       8.250          2,200.64      357,840.00
    GEORGETOWN       TX   78628          1            10/15/96         00
    0430111385                           03           12/01/96          0
    3132743                              O            11/01/26
    0


    1543530          F28/G01             F          385,200.00         ZZ
                                         360        384,966.64          1
    2194 BRANDYWYN                     8.500          2,961.86         90
                                       8.250          2,961.86      428,000.00
    BUFFALO GROVE    IL   60089          1            11/15/96         10
    0430111435                           05           01/01/97         25
    3134998                              O            12/01/26
    0


    1543531          F28/G01             F          408,000.00         ZZ
                                         360        406,847.50          1
    806 WEST SAVANNA COURT             8.375          3,101.09         64
                                       8.125          3,101.09      640,000.00
    DUNLAP           IL   61525          2            10/30/96         00
    0430092197                           05           01/01/97          0
    3137787                              O            12/01/26
    0


    1543532          F28/G01             F          239,100.00         ZZ
                                         360        238,794.01          1
    36410 NORTH ROMPING ROAD           8.250          1,796.28         90
                                       8.000          1,796.28      265,678.00
1


    CAREFREE         AZ   85377          1            10/09/96         10
    0430111260                           03           12/01/96         25
    3138694                              O            11/01/26
    0


    1543533          F28/G01             F          240,300.00         ZZ
                                         360        240,150.63          1
    80 RODENBURG                       8.375          1,826.46         90
                                       8.125          1,826.46      267,000.00
    ROSELLE          IL   60172          1            11/15/96         04
    0430111245                           05           01/01/97         25
    3138785                              O            12/01/26
    0


    1543534          F28/G01             F          260,000.00         ZZ
                                         360        259,499.17          1
    1015 SOUTH CREEK VIEW              8.250          1,953.30         78
                                       8.000          1,953.30      335,000.00
    CHURCHTON        MD   20733          2            10/11/96         00
    0430111237                           03           11/01/96          0
    3140027                              O            10/01/26
    0


    1543535          F28/G01             F          279,000.00         ZZ
                                         360        278,602.46          1
    521 N.W. 107 AVENUE                8.375          2,120.60         90
                                       8.125          2,120.60      310,000.00
    PLANTATION       FL   33324          1            10/18/96         10
    0430111443                           03           12/01/96         25
    3140647                              O            11/01/26
    0


    1543536          F28/G01             F          256,000.00         ZZ
                                         360        255,506.88          1
    5108 FAIRVIEW LANE                 8.250          1,923.24         80
                                       8.000          1,923.24      320,000.00
    BROAD RUN        VA   22014          1            09/25/96         00
    0430111203                           05           11/01/96          0
    3140698                              O            10/01/26
    0


    1543537          F28/G01             F          316,000.00         ZZ
                                         360        315,595.49          1
    1011 NORTH LAKE SYBELIA DR         8.250          2,374.00         80
                                       8.000          2,374.00      395,000.00
    MAITLAND         FL   32751          1            10/15/96         00
    0430111195                           05           12/01/96          0
    3140936                              O            11/01/26
    0
1




    1543538          F28/G01             F          238,500.00         ZZ
                                         360        238,210.01          1
    888 MARSHALL COURT                 8.500          1,833.86         90
                                       8.250          1,833.86      265,000.00
    DEXTER           MI   48130          1            10/29/96         10
    0430111153                           05           12/01/96         25
    3140979                              O            11/01/26
    0


    1543539          F28/G01             F          358,000.00         ZZ
                                         360        357,505.64          1
    6 CLOVERBROOKE COURT               7.875          2,595.75         80
                                       7.625          2,595.75      447,619.00
    POTOMAC          MD   20854          1            10/31/96         00
    0430111146                           03           12/01/96          0
    3146117                              O            11/01/26
    0


    1543540          F28/G01             F          358,500.00         ZZ
                                         360        358,085.96          1
    3308 DUNWOOD RIDGE TERRACE         8.750          2,820.33         90
                                       8.500          2,820.33      398,391.00
    BOWIE            MD   20721          1            10/30/96         14
    0430111690                           05           12/01/96         25
    3148501                              O            11/01/26
    0


    1543541          F28/G01             F          295,000.00         ZZ
                                         360        294,602.80          1
    157 WINDING CREEK DRIVE            8.000          2,164.61         72
                                       7.750          2,164.61      415,000.00
    PAWLEYS ISLAND   SC   29585          4            10/28/96         00
    0430111278                           05           12/01/96          0
    3152923                              O            11/01/26
    0


    1543542          F28/G01             F          250,000.00         ZZ
                                         360        249,840.58          1
    3N759 BAERT LANE                   8.250          1,878.17         74
                                       8.000          1,878.17      340,000.00
    ST. CHARLES      IL   60175          1            11/21/96         00
    0430111112                           03           01/01/97          0
    3153848                              O            12/01/26
    0


    1543550          976/G01             F          220,000.00         ZZ
                                         360        219,859.71          1
1


    72 CONCORD ROAD                    8.250          1,652.79         80
                                       8.000          1,652.79      275,000.00
    ACTON            MA   01720          1            11/22/96         00
    0430096511                           05           01/01/97          0
    119020                               O            12/01/26
    0


    1543552          976/G01             F          263,000.00         ZZ
                                         360        262,832.29          1
    6317 HIDDEN CANYON ROAD            8.250          1,975.84         74
                                       8.000          1,975.84      360,000.00
    CENTREVILLE      VA   22020          2            11/20/96         00
    0430098079                           05           01/01/97          0
    329988                               O            12/01/26
    0


    1543553          976/G01             F          253,000.00         ZZ
                                         360        252,834.50          1
    845 VERNON COURT                   8.125          1,878.52         88
                                       7.875          1,878.52      288,500.00
    BUFFALO GROVE    IL   60089          1            11/26/96         04
    0430099051                           05           01/01/97         25
    337913                               O            12/01/26
    0


    1543555          976/G01             F          243,000.00         ZZ
                                         360        242,841.04          1
    1172 WOLF LANE                     8.125          1,804.27         59
                                       7.875          1,804.27      416,000.00
    CAPE GIRARDEAU   MO   63701          2            11/22/96         00
    0430103309                           05           01/01/97          0
    327489                               O            12/01/26
    0


    1543604          E22/G01             F           45,000.00         ZZ
                                         360         45,000.00          1
    1519 HAVEN LANE                    8.000            330.19         40
                                       7.750            330.19      112,500.00
    SANTA ANA        CA   92703          5            11/27/96         00
    0410303911                           09           02/01/97          0
    410303911                            O            01/01/27
    0


    1543605          E22/G01             F          361,000.00         ZZ
                                         360        361,000.00          1
    12 RAWHIDE LANE                    8.125          2,680.41         52
                                       7.875          2,680.41      700,000.00
    ROLLING HILLS E  CA   90274          2            11/26/96         00
    0410266787                           05           02/01/97          0
1


    410266787                            O            01/01/27
    0


    1543659          E22/G01             F           60,500.00         ZZ
                                         360         60,465.20          1
    277 E ROELLER AVENUE               8.750            475.95         64
                                       8.500            475.95       95,500.00
    WEST ST. PAUL    MN   55118          5            11/20/96         00
    0410264998                           05           01/01/97          0
    410264998                            O            12/01/26
    0


    1543664          617/617             F          236,700.00         ZZ
                                         360        236,404.73          1
    5360 E 93RD ST NORTH               8.375          1,799.09         90
                                       8.125          1,799.09      263,000.00
    VALLEY CENTER    KS   67147          1            10/16/96         14
    UNKNOWN                              05           12/01/96         25
    UNKNOWN                              O            11/01/26
    0


    1543670          744/G01             F          103,000.00         ZZ
                                         360        103,000.00          1
    10322 FREESIA AVENUE               8.250            773.80         74
                                       8.000            773.80      140,000.00
    STOCKTON         CA   95212          2            12/19/96         00
    0430116491                           05           02/01/97          0
    79302                                O            01/01/27
    0


    1543686          814/G01             F          200,000.00         ZZ
                                         360        200,000.00          1
    1924 NOTRE DAME AVENUE             8.250          1,502.54         80
                                       8.000          1,502.54      250,000.00
    BELMONT          CA   94002          1            12/19/96         00
    0430116723                           05           02/01/97          0
    809612034                            O            01/01/27
    0


    1543693          623/623             F          200,000.00         ZZ
                                         360        200,000.00          1
    7629 3RD STREET                    8.250          1,502.54         67
                                       8.000          1,502.54      300,000.00
    DOWNEY           CA   90241          1            12/16/96         00
    67098604                             05           02/01/97          0
    67098604                             O            01/01/27
    0


1


    1543712          975/G01             F          299,000.00         ZZ
                                         360        299,000.00          1
    4820 GRAND AVENUE                  7.875          2,167.96         75
                                       7.625          2,167.96      399,000.00
    LA CANADA-FLINT  CA   91011          1            12/03/96         00
    0430097311                           05           02/01/97          0
    962854                               O            01/01/27
    0


    1543714          698/G01             F          297,500.00         ZZ
                                         360        297,500.00          1
    1354 MILLER PLACE                  8.000          2,182.95         70
                                       7.750          2,182.95      425,000.00
    LOS ANGELES      CA   90069          1            12/03/96         00
    0430098442                           05           02/01/97          0
    27702717                             O            01/01/27
    0


    1543716          889/G01             F          221,600.00         ZZ
                                         360        221,465.76          1
    66 MONTE VEDA DRIVE                8.500          1,703.91         80
                                       8.250          1,703.91      277,000.00
    ORINDA           CA   94563          1            11/26/96         00
    0430099184                           05           01/01/97          0
    51600449                             O            12/01/26
    0


    1543725          450/450             F          212,000.00         ZZ
                                         360        210,750.16          1
    2550 MEADOWBROOK LANE              7.750          1,518.79         90
                                       7.500          1,518.79      237,493.00
    SUMMIT TWP       MI   49201          1            11/22/96         11
    3991023                              05           01/01/97         25
    3991023                              O            12/01/26
    0


    1543729          731/G01             F           87,000.00         ZZ
                                         360         86,945.93          1
    5300 MCGHEE ROAD                   8.375            661.26         73
                                       8.125            661.26      120,000.00
    SANDPOINT        ID   83864          2            11/21/96         00
    0430114454                           05           01/01/97          0
    242540284                            O            12/01/26
    0


    1543733          696/G01             F          228,000.00         ZZ
                                         360        227,868.82          1
    14606 FAIRACRES ROAD               8.750          1,793.68         95
                                       8.500          1,793.68      240,000.00
1


    SILVER SPRING    MD   20905          1            11/27/96         12
    0430091694                           05           01/01/97         30
    6010782                              O            12/01/26
    0


    1543735          B57/G01             F          275,400.00         ZZ
                                         360        275,400.00          1
    22379 CASS AVENUE                  8.375          2,093.24         90
    (WOODLAND HILLS AREA)              8.125          2,093.24      306,000.00
    LOS ANGELES      CA   91364          1            12/02/96         14
    0430101931                           05           02/01/97         25
    9611997                              O            01/01/27
    0


    1543738          573/G01             F           89,900.00         ZZ
                                         360         89,845.53          1
    7992 DINSMORE DRIVE                8.500            691.26         75
                                       8.250            691.26      119,900.00
    LAS VEGAS        NV   89117          1            11/25/96         00
    0430102525                           05           01/01/97          0
    111715                               O            12/01/26
    0


    1543741          976/G01             F          353,000.00         ZZ
                                         360        352,786.15          1
    2209 WEST AVENUE 0-4               8.500          2,714.27         65
                                       8.250          2,714.27      550,000.00
    PALMDALE AREA    CA   93551          2            11/21/96         00
    0430108985                           05           01/01/97          0
    289105                               O            12/01/26
    0


    1543742          976/G01             F          280,000.00         ZZ
                                         360        279,807.30          1
    1412 WEST ORANGEWOOD AVENUE        7.875          2,030.20         80
                                       7.625          2,030.20      350,000.00
    PHOENIX          AZ   85021          2            11/20/96         00
    0430096651                           03           01/01/97          0
    643542                               O            12/01/26
    0


    1543747          976/G01             F          285,000.00         ZZ
                                         360        284,808.77          1
    2028 CARMELITA AVENUE              8.000          2,091.23         33
                                       7.750          2,091.23      865,000.00
    BURLINGAME       CA   94010          2            11/18/96         00
    0430096149                           05           01/01/97          0
    343823                               O            12/01/26
    0
1




    1543748          976/G01             F          301,400.00         ZZ
                                         360        301,197.76          1
    3 SANTA LUCIA                      8.000          2,211.57         77
                                       7.750          2,211.57      395,000.00
    DANA POINT       CA   92629          2            11/25/96         00
    0430097469                           03           01/01/97          0
    344424                               O            12/01/26
    0


    1543749          696/G01             F          252,000.00         ZZ
                                         240        251,585.29          1
    17017 SPATES HILL ROAD             8.250          2,147.21         80
                                       8.000          2,147.21      318,000.00
    POOLESVILLE      MD   20837          2            11/26/96         00
    0430092478                           05           01/01/97          0
    6020778                              O            12/01/16
    0


    1543750          976/G01             F          269,600.00         ZZ
                                         360        269,432.43          1
    8051 HORIZON DRIVE SOUTH           8.375          2,049.15         80
                                       8.125          2,049.16      337,000.00
    SHAKOPEE         MN   55379          2            11/22/96         00
    0430102251                           05           01/01/97          0
    316747                               O            12/01/26
    0


    1543751          881/G01             F          292,600.00         ZZ
                                         360        292,418.13          1
    1063 SUSAN WAY                     8.375          2,223.97         95
                                       8.125          2,223.97      308,000.00
    SUNNYALE         CA   94087          1            11/14/96         11
    0430096339                           05           01/01/97         30
    104016                               O            12/01/26
    0


    1543753          403/403             F          230,000.00         ZZ
                                         360        229,857.04          1
    22 BALLARO DRIVE                   8.375          1,748.17         68
                                       8.125          1,748.17      340,000.00
    SHELTON          CT   06484          5            11/22/96         00
    00006531966                          05           01/01/97          0
    00006531966                          O            12/01/26
    0


    1543757          696/G01             F          184,000.00         ZZ
                                         360        183,866.83          1
1


    5723 25TH ROAD NORTH               7.625          1,302.34         80
                                       7.375          1,302.34      230,000.00
    ARLINGTON        VA   22207          1            11/27/96         00
    0430092544                           05           01/01/97          0
    2179038                              O            12/01/26
    0


    1543759          E26/G01             F          168,750.00         ZZ
                                         360        168,630.89          1
    28710 JACKS FIELD ROAD             7.750          1,208.95         75
                                       7.500          1,208.95      225,000.00
    WYE MILLS        MD   21679          1            11/22/96         00
    0430094334                           05           01/01/97          0
    4311402                              O            12/01/26
    0


    1543761          E26/G01             F          300,000.00         ZZ
                                         360        299,803.75          1
    1308 LINKS COURT                   8.125          2,227.50         80
                                       7.875          2,227.50      375,000.00
    CHESAPEAKE       VA   23320          1            11/27/96         00
    0430094367                           03           01/01/97          0
    516035                               O            12/01/26
    0


    1543766          429/429             F          268,000.00         ZZ
                                         360        267,390.33          1
    301 DE LA FUENTE AVENUE            8.750          2,108.36         80
                                       8.500          2,108.36      335,000.00
    MONTEREY PARK    CA   91754          2            09/27/96         00
    10350225                             05           11/01/96          0
    10350225                             O            10/01/26
    0


    1543770          731/G01             F          243,000.00         ZZ
                                         360        243,000.00          1
    2538 OLIVE AVENUE                  7.875          1,761.92         90
                                       7.625          1,761.92      270,000.00
    LA CRESCENTA AR  CA   91214          1            11/27/96         14
    0430098558                           05           02/01/97         25
    411212841                            O            01/01/27
    0


    1543813          163/163             F          288,000.00         ZZ
                                         360        285,006.78          2
    69-02 DITMARS BOULEVARD            8.500          2,214.48         90
                                       8.250          2,214.48      320,000.00
    ASTORIA          NY   11105          1            08/31/95         14
    371709847                            05           10/01/95         25
1


    371709847                            O            09/01/25
    0


    1543828          664/G01             F          251,750.00         ZZ
                                         360        251,585.32          1
    464 BENEDICT DRIVE                 8.125          1,869.24         95
                                       7.875          1,869.24      265,000.00
    LAS VEGAS        NV   89110          1            11/26/96         12
    0430098343                           05           01/01/97         30
    2154482                              O            12/01/26
    0


    1543835          637/G01             F          231,200.00         ZZ
                                         360        231,048.76          1
    12 HORTEN COURT                    8.125          1,716.66         80
                                       7.875          1,716.66      289,000.00
    PLEASANT HILL    CA   94523          1            11/14/96         00
    0430092791                           05           01/01/97          0
    9312760                              O            12/01/26
    0


    1543836          B75/G01             F          119,200.00         ZZ
                                         360        119,131.42          1
    431 AVENUE A                       8.750            937.75         80
                                       8.500            937.75      149,000.00
    SNOHOMISH        WA   98290          1            11/21/96         00
    0430103507                           05           01/01/97          0
    2654044                              O            12/01/26
    0


    1543839          369/G01             F          296,250.00         ZZ
                                         360        296,056.21          1
    13720 CREEKSIDE DRIVE              8.125          2,199.65         75
                                       7.875          2,199.65      395,000.00
    SILVER SPRING    MD   20904          1            11/26/96         00
    0430099325                           05           01/01/97          0
    0049728231                           O            12/01/26
    0


    1543846          700/G01             F          156,800.00         ZZ
                                         360        156,700.01          1
    5350 CAMINO DEVILLE                8.250          1,177.99         80
                                       8.000          1,177.99      196,000.00
    CAMARILLO        CA   93012          2            11/01/96         00
    0430102855                           05           01/01/97          0
    130213                               O            12/01/26
    0


1


    1543849          480/G01             F          106,850.00         ZZ
                                         360        106,783.58          1
    2216 LAUREL PINE LANE              8.375            812.14         95
                                       8.125            812.14      113,000.00
    ORLANDO          FL   32837          2            11/22/96         10
    0430095034                           03           01/01/97         30
    1858067                              O            12/01/26
    0


    1543858          757/G01             F          260,000.00         ZZ
                                         354        260,000.00          1
    555 INDIGO DRIVE                   8.000          1,915.63         67
                                       7.750          1,915.63      389,332.00
    ROSWELL          GA   30075          1            12/03/96         00
    0430095026                           03           02/01/97          0
    2786481                              O            07/01/26
    0


    1543863          A13/G01             F          389,600.00         ZZ
                                         360        389,351.56          1
    205 EDGEWATER DRIVE                8.250          2,926.94         80
                                       8.000          2,926.94      487,000.00
    NOBLESVILLE      IN   46060          1            11/21/96         00
    0430111740                           05           01/01/97          0
    960123310                            O            12/01/26
    0


    1543875          696/G01             F          217,600.00         ZZ
                                         360        217,446.42          1
    7530 ROYCE COURT                   7.750          1,558.91         80
                                       7.500          1,558.91      272,000.00
    ANNANDALE        VA   22003          1            11/26/96         00
    0430092692                           05           01/01/97          0
    2288989                              O            12/01/26
    0


    1543878          638/G01             F          261,200.00         ZZ
                                         360        261,200.00          1
    1023 DON DIABLO DRIVE              8.125          1,939.40         72
                                       7.875          1,939.40      365,000.00
    ARCADIA          CA   91006          2            12/17/96         00
    0430116897                           05           02/01/97          0
    08613562                             O            01/01/27
    0


    1543886          180/G01             F          283,500.00         ZZ
                                         360        283,500.00          1
    48 WINGREEN LOOP                   8.000          2,080.22         67
                                       7.750          2,080.22      428,000.00
1


    AUSTIN           TX   78738          2            12/12/96         00
    0430117150                           05           02/01/97          0
    4682761                              O            01/01/27
    0


    1543891          375/G01             F          298,900.00         ZZ
                                         360        298,740.94          1
    215 FALLING LEAVES COURT           9.125          2,431.95         70
                                       8.875          2,431.95      427,000.00
    CREVE COEUR      MO   63141          5            11/15/96         00
    0430095356                           03           01/01/97          0
    UNKNOWN                              O            12/01/26
    0


    1543898          638/G01             F          216,000.00         ZZ
                                         360        215,855.07          1
    458 SAVONA WAY                     8.000          1,584.93         80
                                       7.750          1,584.93      270,000.00
    AGOURA           CA   91301          1            11/19/96         00
    0430094029                           05           01/01/97          0
    08606576                             O            12/01/26
    0


    1543920          668/G01             F          314,000.00         ZZ
                                         360        313,804.83          1
    2405 NE 30TH AVENUE                8.375          2,386.63         74
                                       8.125          2,386.63      426,000.00
    PORTLAND         OR   97212          5            11/19/96         00
    0430095083                           05           01/01/97          0
    0007007222                           O            12/01/26
    0


    1543940          640/G01             F          273,500.00         ZZ
                                         356        273,324.77          1
    9399 MAYFIELD ROAD SOUTH           8.375          2,084.03         80
                                       8.125          2,084.03      341,911.00
    COLLIERVILLE     TN   38017          1            11/08/96         00
    0430098061                           05           01/01/97          0
    5702766                              O            08/01/26
    0


    1543960          640/G01             F          390,400.00         ZZ
                                         360        390,157.35          1
    708 WILDWIND TRAIL                 8.375          2,967.32         80
                                       8.125          2,967.32      488,000.00
    CHATTANOOGA      TN   37421          2            11/19/96         00
    0430102574                           05           01/01/97          0
    UNKNOWN                              O            12/01/26
    0
1




    1543974          637/G01             F          232,500.00         ZZ
                                         360        232,351.74          1
    1646 SOUTH CROMWELL PLACE          8.250          1,746.70         75
                                       8.000          1,746.70      310,000.00
    WESTLAKE VILLAG  CA   91361          2            11/07/96         00
    0430096503                           03           01/01/97          0
    9111451                              O            12/01/26
    0


    1543976          E22/G01             F          190,000.00         ZZ
                                         360        190,000.00          1
    4 WESTPORT                         8.000          1,394.15         66
                                       7.750          1,394.15      290,000.00
    IRVINE           CA   92620          1            11/26/96         00
    0410304596                           05           02/01/97          0
    410304596                            O            01/01/27
    0


    1543980          E22/G01             F          165,000.00         ZZ
                                         360        164,897.44          1
    34070 DANBURG DRIVE                8.375          1,254.12         75
                                       8.125          1,254.12      220,000.00
    KIRKWOOD         CA   95646          5            11/22/96         00
    0410307300                           03           01/01/97          0
    410307300                            O            12/01/26
    0


    1543981          637/G01             F          310,000.00         ZZ
                                         360        309,802.32          1
    4117 56TH AVENUE SW                8.250          2,328.93         74
                                       8.000          2,328.93      422,500.00
    SEATTLE          WA   98116          1            11/08/96         00
    0430100412                           05           01/01/97          0
    4877825                              O            12/01/26
    0


    1543986          E22/G01             F          239,900.00         ZZ
                                         360        239,900.00          1
    5 HOPI COURT                       8.250          1,802.29         80
                                       8.000          1,802.29      299,900.00
    ZEPHYR COVE      NV   89448          1            11/25/96         00
    0410275176                           05           02/01/97          0
    410275176                            O            01/01/27
    0


    1543987          637/G01             F          281,000.00         ZZ
                                         360        280,829.77          1
1


    12385 TED AVENUE                   8.500          2,160.65         75
                                       8.250          2,160.65      375,000.00
    SARATOGA         CA   95070          5            11/15/96         00
    0430098277                           05           01/01/97          0
    9312851                              O            12/01/26
    0


    1543993          637/G01             F          360,000.00         ZZ
                                         360        359,770.44          1
    25640 TIERRA GRANDE DRIVE          8.250          2,704.56         80
                                       8.000          2,704.56      450,000.00
    CARMEL           CA   93923          1            11/20/96         00
    0430097501                           05           01/01/97          0
    3439916                              O            12/01/26
    0


    1543994          E22/G01             F          144,000.00         ZZ
                                         360        144,000.00          1
    2618 RIVIERA CIRCLE                8.375          1,094.50         75
                                       8.125          1,094.50      192,000.00
    EL DORADO HILLS  CA   95762          2            11/27/96         00
    0410274740                           05           02/01/97          0
    410274740                            O            01/01/27
    0


    1543995          E22/G01             F          226,750.00         ZZ
                                         360        226,750.00          1
    1 HARVARD STREET                   8.000          1,663.81         86
                                       7.750          1,663.81      265,000.00
    SAN FRANCISCO    CA   94134          1            12/02/96         04
    0410231179                           07           02/01/97         25
    410231179                            O            01/01/27
    0


    1543997          637/G01             F          247,450.00         ZZ
                                         360        247,288.13          1
    8030 GREEN PASTURE AVENUE          8.125          1,837.31         90
                                       7.875          1,837.31      274,962.00
    LAS VEGAS        NV   89129          1            11/19/96         10
    0430105403                           03           01/01/97         25
    9216136                              O            12/01/26
    0


    1543998          E22/G01             F          130,400.00         ZZ
                                         360        130,400.00          1
    2728 AIDA AVENUE                   8.125            968.22         80
                                       7.875            968.22      163,000.00
    SAN JOSE         CA   95122          2            11/26/96         00
    0410304331                           05           02/01/97          0
1


    410304331                            O            01/01/27
    0


    1544008          069/G01             F          206,400.00         ZZ
                                         360        206,257.95          1
    444 PALOS VERDES BLVD              7.875          1,496.55         80
                                       7.625          1,496.55      258,000.00
    TORRANCE         CA   90277          1            11/18/96         00
    0430099655                           01           01/01/97          0
    2362147502                           O            12/01/26
    0


    1544009          E22/G01             F          131,250.00         ZZ
                                         360        131,168.43          1
    332 POINCINANA ISLAND              8.375            997.59         75
    UNIT 1004                          8.125            997.59      175,000.00
    NORTH MIAMI      FL   33160          1            12/02/96         00
    0410250856                           01           01/01/97          0
    410250856                            O            12/01/26
    0


    1544013          731/G01             F          335,200.00         ZZ
                                         360        334,991.66          1
    450 EAGLE CREST DRIVE              8.375          2,547.76         80
                                       8.125          2,547.76      419,000.00
    SCOTTS VALLEY    CA   95066          1            11/25/96         00
    0430105593                           05           01/01/97          0
    111753121                            O            12/01/26
    0


    1544022          550/550             F          543,750.00         T
                                         360        543,750.00          1
    1731 VALLEJO STREET                8.000          3,989.84         75
                                       7.750          3,989.84      725,000.00
    SAN FRANCISCO    CA   94123          1            11/25/96         00
    120123561                            01           02/01/97          0
    120123561                            O            01/01/27
    0


    1544025          573/G01             F          214,400.00         ZZ
                                         360        214,252.45          1
    9304 ANGELFISH DRIVE               7.875          1,554.55         80
                                       7.625          1,554.55      268,000.00
    LAS VEGAS        NV   89117          1            11/27/96         00
    0430098632                           03           01/01/97          0
    110257                               O            12/01/26
    0


1


    1544032          B57/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
    13348 RHODA DRIVE                  7.875          2,283.97         37
                                       7.625          2,283.97      872,000.00
    LOS ALTOS HILLS  CA   94022          5            12/02/96         00
    0430099192                           05           02/01/97          0
    9660005                              O            01/01/27
    0


    1544035          975/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
    1747 NORTH PACIFIC AVENUE          7.875          2,283.97         90
                                       7.625          2,283.97      350,000.00
    GLENDALE         CA   91202          1            12/03/96         01
    0430101808                           05           02/01/97         25
    962842                               O            01/01/27
    0


    1544036          765/G01             F          140,000.00         ZZ
                                         360        139,910.72          1
    13753 ASTORIA STREET               8.250          1,051.78         64
                                       8.000          1,051.78      220,000.00
    SYLMAR (AREA)    CA   91342          1            11/05/96         00
    0430097733                           05           01/01/97          0
    318181                               O            12/01/26
    0


    1544037          975/G01             F          348,700.00         ZZ
                                         360        348,700.00          1
    1157 EDINBURGH ROAD                8.500          2,681.20         67
                                       8.250          2,681.20      525,000.00
    SAN DIMAS        CA   91773          2            12/01/96         00
    0430100065                           05           02/01/97          0
    962563                               O            01/01/27
    0


    1544055          369/G01             F          376,600.00         ZZ
                                         360        376,359.85          1
    2015 PINE RIDGE DRIVE              8.250          2,829.28         80
                                       8.000          2,829.28      470,800.00
    WEST ST PAUL     MN   55118          1            11/27/96         00
    0430096859                           05           01/01/97          0
    0049703374                           O            12/01/26
    0


    1544110          776/G01             F           86,250.00         ZZ
                                         360         86,195.00          1
    1041 N.W. CUMBERLAND AVENUE        8.250            647.97         75
                                       8.000            647.97      115,000.00
1


    BEND             OR   97701          2            11/14/96         00
    0430095984                           05           01/01/97          0
    5036234                              O            12/01/26
    0


    1544116          825/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    1575 SILVERKING DRIVE              7.875          4,350.42         45
                                       7.625          4,350.42    1,345,000.00
    ASPEN            CO   81611          1            12/04/96         00
    0430100966                           05           02/01/97          0
    176711                               O            01/01/27
    0


    1544141          B60/G01             F          242,500.00         ZZ
                                         360        242,500.00          1
    26328 REGENT AVENUE                7.875          1,758.29         80
                                       7.625          1,758.29      305,000.00
    LOMITA           CA   90717          2            12/04/96         00
    0430092379                           05           02/01/97          0
    7241                                 O            01/01/27
    0


    1544165          964/G01             F          260,000.00         ZZ
                                         360        259,825.54          1
    8671 HUDSON RIVER CIRCLE           8.000          1,907.79         80
                                       7.750          1,907.79      325,000.00
    FOUNTAIN VALLEY  CA   92708          1            11/21/96         00
    0430094607                           03           01/01/97          0
    20930                                O            12/01/26
    0


    1544170          964/G01             F          188,000.00         ZZ
                                         360        187,880.12          1
    1011 ELECTRIC AVENUE               8.250          1,412.38         80
                                       8.000          1,412.38      235,000.00
    SEAL BEACH       CA   90740          1            11/22/96         00
    0430094573                           05           01/01/97          0
    21350                                O            12/01/26
    0


    1544180          964/G01             F          124,000.00         ZZ
                                         360        123,924.88          2
    6911-6913 PURDY AVENUE             8.500            953.45         80
                                       8.250            953.45      155,000.00
    BELL GARDENS     CA   90201          1            11/19/96         00
    0430095505                           05           01/01/97          0
    21118                                O            12/01/26
    0
1




    1544200          A91/G01             F          165,000.00         ZZ
                                         360        165,000.00          1
    8 HAMPTON ROAD                     8.625          1,283.35         75
                                       8.375          1,283.35      220,000.00
    LYNBROOK         NY   11562          1            12/13/96         00
    0430092965                           05           02/01/97          0
    179135                               O            01/01/27
    0


    1544220          367/367             F          313,202.83         ZZ
                                         313        312,904.65          1
    11144 POWDER HORN DRIVE            8.000          2,386.20         79
                                       7.750          2,386.20      400,000.00
    POTOMAC          MD   20854          2            12/06/96         00
    75143940                             05           01/01/97          0
    75143940                             O            01/01/23
    0


    1544227          668/G01             F          277,500.00         ZZ
                                         360        277,309.02          1
    724 BALLESTRAL LANE                7.875          2,012.07         90
                                       7.625          2,012.07      309,080.00
    SANTA MARIA      CA   93455          4            11/15/96         01
    0430096255                           05           01/01/97         25
    0006984611                           O            12/01/26
    0


    1544230          964/G01             F          208,000.00         ZZ
                                         360        207,867.37          1
    9751 KINGS CANYON DRIVE            8.250          1,562.63         80
                                       8.000          1,562.63      260,000.00
    HUNTINGTON BEAC  CA   92646          1            11/20/96         00
    0430093971                           05           01/01/97          0
    21275                                O            12/01/26
    0


    1544232          964/G01             F          404,400.00         ZZ
                                         360        404,135.46          1
    20431 VIA GUADALUPE                8.125          3,002.66         80
                                       7.875          3,002.66      505,500.00
    YORBA LINDA      CA   92887          1            11/14/96         00
    0430094219                           03           01/01/97          0
    21193                                O            12/01/26
    0


    1544234          668/G01             F          277,300.00         ZZ
                                         360        277,109.16          1
1


    859 SHORESIDE DRIVE                7.875          2,010.62         91
                                       7.625          2,010.62      306,000.00
    SACRAMENTO       CA   95831          2            11/15/96         04
    0430096537                           05           01/01/97         30
    0006987408                           O            12/01/26
    0


    1544239          964/G01             F          240,000.00         ZZ
                                         360        239,850.83          1
    343 CHERRY DRIVE                   8.375          1,824.17         77
                                       8.125          1,824.17      315,000.00
    PASADENA         CA   91105          2            11/25/96         00
    0430093815                           05           01/01/97          0
    21004                                O            12/01/26
    0


    1544242          964/G01             F          292,450.00         ZZ
                                         360        292,248.73          1
    45 CALAVERA                        7.875          2,120.47         80
                                       7.625          2,120.47      365,611.00
    IRVINE           CA   92714          1            11/25/96         00
    0430093781                           03           01/01/97          0
    20805                                O            12/01/26
    0


    1544243          A06/G01             F          296,000.00         ZZ
                                         360        296,000.00          1
    1900 STRATHCONA DR                 8.375          2,249.82         74
                                       8.125          2,249.82      400,000.00
    DETROIT          MI   48203          2            12/11/96         00
    0430093740                           05           02/01/97          0
    9607938                              O            01/01/27
    0


    1544247          685/G01             F          116,000.00         ZZ
                                         360        115,924.12          1
    1209 SOUTH MEEKER AVENUE           8.125            861.30         80
                                       7.875            861.30      145,000.00
    WEST COVINA      CA   91790          1            11/26/96         00
    0430093153                           05           01/01/97          0
    106271                               O            12/01/26
    0


    1544257          A13/G01             F          356,000.00         ZZ
                                         360        355,761.13          1
    1985 HUDSON STREET                 8.000          2,612.20         80
                                       7.750          2,612.20      445,000.00
    DENVER           CO   80220          1            12/03/96         00
    0430097956                           05           01/01/97          0
1


    960123631                            O            12/01/26
    0


    1544258          369/G01             F          606,000.00         ZZ
                                         360        606,000.00          1
    5775 SUNSET LANE                   8.375          4,606.04         80
                                       8.125          4,606.04      757,500.00
    INDIANAPOLIS     IN   46208          1            12/02/96         00
    0430095786                           05           02/01/97          0
    0048441653                           O            01/01/27
    0


    1544282          E22/G01             F          250,000.00         ZZ
                                         360        249,848.55          1
    54 IRONIA ROAD                     8.500          1,922.28         63
                                       8.250          1,922.28      400,000.00
    MENDHAM          NJ   07945          1            12/03/96         00
    0410252886                           05           01/01/97          0
    410252886                            O            12/01/26
    0


    1544290          E22/G01             F          250,000.00         ZZ
                                         360        249,848.55          1
    250 MIRROR LAKE DRIVE              8.500          1,922.28         65
                                       8.250          1,922.28      390,000.00
    ST. PETERSBURG   FL   33701          5            11/27/96         00
    0410253645                           05           01/01/97          0
    410253645                            O            12/01/26
    0


    1544296          A01/G01             F          430,000.00         ZZ
                                         360        430,000.00          1
    123 N DOHENY DRIVE                 7.750          3,080.57         80
                                       7.500          3,080.57      540,000.00
    BEVERLY HILLS    CA   90211          2            12/02/96         00
    0430098004                           05           02/01/97          0
    96125852                             O            01/01/27
    0


    1544299          744/G01             F          143,900.00         ZZ
                                         360        143,900.00          1
    4737 BROOMTAIL COURT               7.750          1,030.92         80
                                       7.500          1,030.92      179,900.00
    ANTIOCH          CA   94509          1            12/05/96         00
    0430098954                           05           02/01/97          0
    79239                                O            01/01/27
    0


1


    1544301          E22/G01             F          249,750.00         ZZ
                                         360        249,750.00          1
    141 MAGNOLIA AVENUE                7.875          1,810.86         75
                                       7.625          1,810.86      333,000.00
    MILLBRAE         CA   94030          2            11/27/96         00
    0410304497                           05           02/01/97          0
    410304497                            O            01/01/27
    0


    1544302          975/G01             F          230,400.00         ZZ
                                         360        230,249.29          1
    7532 EAST BIG CANYON DRIVE         8.125          1,710.71         80
                                       7.875          1,710.71      288,000.00
    ANAHEIM          CA   92808          1            11/25/96         00
    0430099093                           03           01/01/97          0
    962674                               O            12/01/26
    0


    1544310          E22/G01             F          242,000.00         ZZ
                                         360        242,000.00          1
    15150 VIA MARAVILLA                7.875          1,754.67         80
                                       7.625          1,754.67      302,500.00
    CHINO HILLS      CA   91709          1            12/03/96         00
    0410290845                           05           02/01/97          0
    410290845                            O            01/01/27
    0


    1544312          E22/G01             F          475,000.00         ZZ
                                         360        475,000.00          1
    7829 ELECTRA DRIVE                 8.250          3,568.52         75
                                       8.000          3,568.52      635,000.00
    LOS ANGELES      CA   90046          2            12/02/96         00
    0410290555                           05           02/01/97          0
    410290555                            O            01/01/27
    0


    1544326          461/G01             F          270,000.00         ZZ
                                         360        269,823.37          1
    1209 ARNO DRIVE                    8.125          2,004.75         68
                                       7.875          2,004.75      400,000.00
    SIERRA MADRE     CA   91024          2            11/21/96         00
    0430100768                           05           01/01/97          0
    21069679                             O            12/01/26
    0


    1544327          461/G01             F          440,000.00         ZZ
                                         360        440,000.00          1
    1070 PESCADOR DRIVE                8.500          3,383.22         68
                                       8.250          3,383.22      655,000.00
1


    NEWPORT BEACH    CA   92660          2            11/27/96         00
    0430100735                           05           02/01/97          0
    21073903                             O            01/01/27
    0


    1544330          776/G01             F          275,000.00         ZZ
                                         360        274,824.65          1
    15535 DONNYBROOK COURT             8.250          2,065.98         67
                                       8.000          2,065.98      415,000.00
    RENO             NV   89511          4            11/25/96         00
    0430098590                           05           01/01/97          0
    7636313                              O            12/01/26
    0


    1544343          F03/G01             F          330,000.00         ZZ
                                         360        330,000.00          1
    300 HANEY TRACE                    8.250          2,479.18         53
                                       8.000          2,479.18      630,000.00
    HORSESHOE BAY    TX   78657          2            12/20/96         00
    0430115402                           03           02/01/97          0
    UNKNOWN                              O            01/01/27
    0


    1544377          267/267             F          240,000.00         ZZ
                                         360        239,834.83          1
    665 FAIRVIEW AVENUE                7.875          1,740.17         80
                                       7.625          1,740.17      300,000.00
    SIERRA MADRE     CA   91024          1            11/22/96         00
    4422563                              05           01/01/97          0
    4422563                              O            12/01/26
    0


    1544378          267/267             F          260,000.00         ZZ
                                         360        259,807.04          1
    1667 LOMA VISTA ST                 7.500          1,817.96         77
                                       7.250          1,817.96      340,000.00
    PASADENA         CA   91104          1            11/20/96         00
    4426397                              05           01/01/97          0
    4426397                              O            12/01/26
    0


    1544379          105/G01             F          181,000.00         ZZ
                                         360        180,884.59          1
    10933 PARK ROAD                    8.250          1,359.79         73
                                       8.000          1,359.79      250,000.00
    FAIRFAX          VA   22030          1            11/21/96         00
    0430095810                           05           01/01/97          0
    0971325                              O            12/01/26
    0
1




    1544382          267/267             F          291,950.00         ZZ
                                         360        291,743.94          1
    12130 NIKITA COURT                 7.750          2,091.57         80
                                       7.500          2,091.57      364,983.00
    SAN DIEGO        CA   92131          1            11/22/96         00
    4436512                              03           01/01/97          0
    4436512                              O            12/01/26
    0


    1544394          267/267             F          284,000.00         ZZ
                                         360        283,163.75          1
    810 COLUMBIA CIRCLE                7.875          2,059.20         80
                                       7.625          2,059.20      355,000.00
    REDWOOD CITY     CA   94065          1            11/13/96         00
    4422945                              05           01/01/97          0
    4422945                              O            12/01/26
    0


    1544396          267/267             F          360,000.00         ZZ
                                         360        357,251.80          1
    132 BELVEDERE DRIVE                7.500          2,517.18         90
                                       7.250          2,517.18      400,000.00
    MILL VALLEY      CA   94941          1            02/05/96         11
    4388638                              05           04/01/96         25
    4388638                              O            03/01/26
    0


    1544401          744/G01             F          320,000.00         ZZ
                                         360        319,790.68          1
    5768 SCARBOROUGH DRIVE             8.125          2,375.99         80
                                       7.875          2,375.99      400,000.00
    OAKLAND          CA   94611          1            11/22/96         00
    0430098905                           05           01/01/97          0
    78601                                O            12/01/26
    0


    1544403          744/G01             F          257,600.00         ZZ
                                         360        257,600.00          1
    1025 GLASGOW PLACE                 8.125          1,912.67         80
                                       7.875          1,912.67      322,000.00
    DANVILLE         CA   94526          2            12/03/96         00
    0430099309                           03           02/01/97          0
    79165                                O            01/01/27
    0


    1544420          375/G01             F          302,200.00         ZZ
                                         360        300,213.83          1
1


    6743 KENT PLACE                    8.250          2,270.33         88
                                       8.000          2,270.33      345,781.00
    CASTLE ROCK      CO   80104          1            04/30/96         04
    0430111021                           03           06/01/96         25
    410552                               O            05/01/26
    0


    1544428          B27/G01             F          255,000.00         ZZ
                                         360        255,000.00          1
    12 FIORENZA DRIVE                  8.375          1,938.19         80
                                       8.125          1,938.19      320,000.00
    WILMINGTON       MA   01887          2            12/03/96         00
    0430093997                           05           02/01/97          0
    3053000000203                        O            01/01/27
    0


    1544456          559/G01             F          103,950.00         ZZ
                                         360        103,950.00          1
    420 SOUTH NECTARINE STREET         8.125            771.83         80
                                       7.875            771.83      129,950.00
    CORNELIUS        OR   97113          1            12/23/96         00
    0430119404                           05           02/01/97          0
    5373949                              O            01/01/27
    0


    1544457          F16/G01             F          248,000.00         ZZ
                                         360        248,000.00          1
    1923 CLARK LANE                    8.250          1,863.15         80
                                       8.000          1,863.15      310,000.00
    REDONDO BEACH    CA   90278          1            12/20/96         00
    0430118679                           01           02/01/97          0
    96316271                             O            01/01/27
    0


    1544461          617/617             F          220,000.00         ZZ
                                         360        219,870.11          1
    14368 CEDAR SPRINGS DRIVE          8.625          1,711.14         76
                                       8.375          1,711.14      292,500.00
    TOWN & COUNTRY   MO   63017          1            11/12/96         00
    174389                               03           01/01/97          0
    174389                               O            12/01/26
    0


    1544462          559/G01             F          143,950.00         ZZ
                                         360        143,950.00          1
    1426 TWILIGHT WAY                  8.125          1,068.83         80
                                       7.875          1,068.83      179,950.00
    SANTA ROSA       CA   95409          1            12/18/96         00
    0430120006                           05           02/01/97          0
1


    5416797                              O            01/01/27
    0


    1544466          E19/G01             F          371,250.00         ZZ
                                         360        371,250.00          1
    2238 ROSCOMARE ROAD                8.500          2,854.59         75
                                       8.250          2,854.59      495,000.00
    LOS ANGELES      CA   90077          2            12/18/96         00
    0430120113                           05           02/01/97          0
    100014855                            O            01/01/27
    0


    1544494          208/G01             F          415,800.00         ZZ
                                         360        415,800.00          1
    821 CAMINO DE LAS TRANPAS          7.875          3,014.84         90
    #59                                7.625          3,014.84      462,000.00
    SANTA FE         NM   87501          1            12/11/96         10
    0430115907                           05           02/01/97         25
    34102                                O            01/01/27
    0


    1544499          E48/E48             F          308,000.00         ZZ
                                         360        308,000.00          1
    516 FRANKLIN ROAD                  7.875          2,233.21         62
                                       7.625          2,233.21      500,000.00
    FRANKLIN         TN   37064          2            12/05/96         00
    176447                               05           02/01/97          0
    176447                               O            01/01/27
    0


    1544503          696/G01             F          149,800.00         ZZ
                                         360        149,704.48          1
    4423 ROSEDALE AVENUE               8.250          1,125.40         80
                                       8.000          1,125.40      187,300.00
    BETHESDA         MD   20814          1            11/22/96         00
    0430096180                           05           01/01/97          0
    3274779                              O            12/01/26
    0


    1544507          356/G01             F          325,000.00         ZZ
                                         360        324,787.40          1
    1046 FERNLEAF DRIVE                8.125          2,413.12         78
                                       7.875          2,413.12      417,500.00
    SUNNYVALE        CA   94086          2            11/20/96         00
    0430096313                           05           01/01/97          0
    2386308                              O            12/01/26
    0


1


    1544512          975/G01             F          370,000.00         ZZ
                                         360        370,000.00          1
    1571 WEMBLY ROAD                   7.875          2,682.76         53
                                       7.625          2,682.76      700,000.00
    SAN MARINO       CA   91108          2            12/04/96         00
    0430099598                           05           02/01/97          0
    962918                               O            01/01/27
    0


    1544513          975/G01             F          304,000.00         ZZ
                                         360        304,000.00          1
    24041 LAPWING LANE                 8.125          2,257.19         80
                                       7.875          2,257.19      380,000.00
    LAGUNA NIGUEL    CA   92677          2            12/01/96         00
    0430100040                           03           02/01/97          0
    962817                               O            01/01/27
    0


    1544515          A35/A35             F          265,000.00         ZZ
                                         360        264,826.65          1
    134 84TH STREET                    8.125          1,967.62         80
                                       7.875          1,967.62      335,000.00
    BROOKLYN         NY   11209          1            11/26/96         00
    UNKNOWN                              05           01/01/97          0
    UNKNOWN                              O            12/01/26
    0


    1544516          696/G01             F          229,100.00         ZZ
                                         360        228,953.91          1
    19506 CONLON COURT                 8.250          1,721.15         80
                                       8.000          1,721.15      286,400.00
    POOLESVILLE      MD   20837          1            11/27/96         00
    0430095265                           05           01/01/97          0
    3194813                              O            12/01/26
    0


    1544518          439/G01             F          270,000.00         ZZ
                                         360        269,643.76          1
    6630 SOUTH SHERBOURNE DRIVE        8.100          2,000.02         73
                                       7.850          2,000.02      370,000.00
    LOS ANGELES      CA   90056          1            10/25/96         00
    0430094847                           05           12/01/96          0
    18793174                             O            11/01/26
    0


    1544519          267/267             F          222,500.00         ZZ
                                         360        222,342.96          1
    438 S 14TH STREET                  7.750          1,594.02         80
                                       7.500          1,594.02      280,000.00
1


    SAN JOSE         CA   95112          2            11/20/96         00
    4423852                              05           01/01/97          0
    4423852                              O            12/01/26
    0


    1544521          696/G01             F          400,000.00         ZZ
                                         360        399,763.84          1
    12445 FALKIRK DRIVE                8.625          3,111.16         80
                                       8.375          3,111.16      500,500.00
    FAIRFAX          VA   22033          1            11/27/96         00
    0430097543                           03           01/01/97          0
    2268910                              O            12/01/26
    0


    1544522          267/267             F          223,000.00         ZZ
                                         360        222,830.31          1
    782 W. 27TH STREET                 7.375          1,540.21         85
                                       7.125          1,540.21      265,000.00
    SAN PEDRO        CA   90731          2            11/21/96         10
    4422377                              05           01/01/97         12
    4422377                              O            12/01/26
    0


    1544523          439/G01             F           70,000.00         ZZ
                                         360         69,879.52          1
    3098 FOUNTAINHEAD DRIVE            8.800            553.20         74
                                       8.550            553.20       95,000.00
    LARGO            FL   34640          1            09/06/96         00
    0430094821                           05           11/01/96          0
    18665034                             O            10/01/26
    0


    1544524          267/267             F          296,000.00         ZZ
                                         360        295,796.29          1
    960 ROSEMOUNT RD                   7.875          2,146.21         80
                                       7.625          2,146.21      370,000.00
    GLENDALE         CA   91207          2            11/20/96         00
    4425325                              05           01/01/97          0
    4425325                              O            12/01/26
    0


    1544530          439/G01             F           80,000.00         ZZ
                                         360         71,370.04          1
    14724 DELL AVENUE                  8.600            620.81         45
                                       8.350            620.81      181,500.00
    BELLFLOWER       CA   90706          1            09/12/96         00
    0430094771                           05           11/01/96          0
    18742841                             O            10/01/26
    0
1




    1544532          439/G01             F          198,200.00         ZZ
                                         360        198,081.16          1
    5918 CAMINITO DE LA TAZA           8.550          1,531.02         65
                                       8.300          1,531.02      305,000.00
    SAN DIEGO        CA   92120          5            11/11/96         00
    0430095018                           03           01/01/97          0
    18825513                             O            12/01/26
    0


    1544545          439/G01             F          259,000.00         ZZ
                                         360        258,826.22          1
    8116 CASTENADA LANE                8.000          1,900.46         68
                                       7.750          1,900.46      385,000.00
    ATASCADERO       CA   93422          5            11/14/96         00
    0430095075                           05           01/01/97          0
    18828145                             O            12/01/26
    0


    1544547          377/G01             F          234,000.00         ZZ
                                         360        234,000.00          1
    6 TAMARACK DRIVE                   7.875          1,696.67         80
                                       7.625          1,696.67      292,990.00
    ROXBURY TOWNSHI  NJ   07876          1            12/06/96         00
    0430100222                           05           02/01/97          0
    6169510                              O            01/01/27
    0


    1544556          685/G01             F          396,000.00         ZZ
                                         360        396,000.00          1
    20529 BIG ROCK DIRVE               7.875          2,871.27         80
                                       7.625          2,871.27      500,000.00
    MALIBU           CA   90265          1            12/05/96         00
    0430102046                           05           02/01/97          0
    106246                               O            01/01/27
    0


    1544561          E22/G01             F          312,000.00         ZZ
                                         360        311,801.05          1
    1 HATZIC COURT                     8.250          2,343.95         80
                                       8.000          2,343.95      390,000.00
    LARKSPUR         CA   94939          1            11/18/96         00
    0410234991                           05           01/01/97          0
    410234991                            O            12/01/26
    0


    1544586          E22/G01             F          236,000.00         ZZ
                                         360        235,837.59          1
1


    306 7TH STREET                     7.875          1,711.16         80
                                       7.625          1,711.16      295,000.00
    HUNTINGTON BEAC  CA   92648          1            11/15/96         00
    0410290050                           05           01/01/97          0
    410290050                            O            12/01/26
    0


    1544587          E22/G01             F          143,600.00         ZZ
                                         360        143,506.06          1
    2707 8TH STREET                    8.125          1,066.23         80
                                       7.875          1,066.23      179,500.00
    LA VERNE         CA   91750          1            11/20/96         00
    0410235972                           05           01/01/97          0
    410235972                            O            12/01/26
    0


    1544594          356/G01             F          245,000.00         ZZ
                                         360        245,000.00          1
    2097 ALTAIR AVENUE                 8.000          1,797.73         58
                                       7.750          1,797.73      425,000.00
    LIVERMORE        CA   94550          1            12/02/96         00
    0430096198                           05           02/01/97          0
    2385326                              O            01/01/27
    0


    1544599          439/439             F          155,000.00         ZZ
                                         360        154,704.46          1
    58 LYCETT CIRCLE                   8.300          1,169.92         58
                                       8.050          1,169.92      270,000.00
    DALY CITY        CA   94015          5            08/28/96         00
    18718528                             05           11/01/96          0
    18718528                             O            10/01/26
    0


    1544604          E22/G01             F          300,000.00         ZZ
                                         360        299,822.88          1
    12900 NORTH 66TH STREET            8.625          2,333.37         75
                                       8.375          2,333.37      400,000.00
    LONGMONT         CO   80503          5            11/25/96         00
    0410288583                           05           01/01/97          0
    410288583                            O            12/01/26
    0


    1544612          698/698             F          296,000.00         ZZ
                                         360        295,834.06          1
    1360 DOREMUS ROAD                  8.875          2,355.11         79
                                       8.625          2,355.11      375,000.00
    PASADENA         CA   91105          2            11/19/96         00
    10552694                             05           01/01/97          0
1


    10552694                             O            12/01/26
    0


    1544616          927/G01             F          220,000.00         ZZ
                                         360        219,856.08          1
    2244 BOWIE CIRCLE                  8.125          1,633.50         80
                                       7.875          1,633.50      275,000.00
    HENDERSON        NV   89014          1            11/25/96         00
    0430100693                           05           01/01/97          0
    312843                               O            12/01/26
    0


    1544617          439/439             F          203,200.00         ZZ
                                         360        202,824.25          1
    4821 SUNRISE HILLS DRIVE           8.450          1,555.24         75
                                       8.200          1,555.24      271,000.00
    EL CAJON         CA   92020          1            09/10/96         00
    18732602                             05           11/01/96          0
    18732602                             O            10/01/26
    0


    1544624          E87/G01             F          135,200.00         ZZ
                                         360        135,200.00          1
    1957 OLGA STREET                   8.000            992.05         80
                                       7.750            992.05      169,000.00
    OXNARD           CA   93030          2            12/01/96         00
    0430102947                           05           02/01/97          0
    137507                               O            01/01/27
    0


    1544639          369/G01             F          328,000.00         ZZ
                                         360        327,774.27          1
    155 AMANDA PINES DRIVE             7.875          2,378.23         80
                                       7.625          2,378.23      410,000.00
    PARKER           CO   80134          1            11/21/96         00
    0430097519                           03           01/01/97          0
    49287758                             O            12/01/26
    0


    1544669          B88/G01             F          220,000.00         ZZ
                                         360        220,000.00          1
    36 SOUTH MAIN STREET               8.000          1,614.28         71
                                       7.750          1,614.28      310,000.00
    KENNEBUNKPORT    ME   04046          2            12/20/96         00
    0430110585                           05           02/01/97          0
    20002274                             O            01/01/27
    0


1


    1544675          E26/G01             F          151,900.00         ZZ
                                         360        151,795.45          1
    4504 LANTERN PLACE                 7.875          1,101.39         80
                                       7.625          1,101.39      189,900.00
    ALEXANDRIA       VA   22306          1            11/27/96         00
    0430096990                           05           01/01/97          0
    436154                               O            12/01/26
    0


    1544676          E88/G01             F          245,950.00         ZZ
                                         360        245,950.00          1
    686 PRIOR AVENUE SOUTH             8.250          1,847.75         70
                                       8.000          1,847.75      355,000.00
    ST PAUL          MN   55116          4            12/19/96         00
    0430104927                           05           02/01/97          0
    1800100908                           O            01/01/27
    0


    1544680          F98/G01             F          220,000.00         ZZ
                                         360        220,000.00          1
    8845 VIENNA ROAD                   8.250          1,652.79         90
                                       8.000          1,652.79      244,500.00
    EVANSVILLE       IN   47720          1            12/20/96         14
    0430104877                           05           02/01/97         25
    1544680                              O            01/01/27
    0


    1544683          964/G01             F          552,000.00         ZZ
                                         360        551,638.91          1
    7059 BUCKTOWN LANE                 8.125          4,098.59         80
                                       7.875          4,098.59      690,000.00
    VACAVILLE        CA   95688          1            11/26/96         00
    0430098053                           05           01/01/97          0
    21116                                O            12/01/26
    0


    1544692          A01/G01             F          260,000.00         ZZ
                                         360        259,829.92          1
    3071 WESTBRIDGE GLEN               8.125          1,930.50         80
                                       7.875          1,930.50      327,000.00
    ESCONDIDO        CA   92029          1            11/26/96         00
    0430097923                           03           01/01/97          0
    3102776                              O            12/01/26
    0


    1544693          450/450             F          650,000.00         ZZ
                                         360        649,552.68          1
    15121 VIA LOMITA                   7.875          4,712.95         51
                                       7.625          4,712.95    1,290,000.00
1


    MONTE SERENO     CA   95030          4            11/18/96         00
    4157772                              05           01/01/97          0
    4157772                              O            12/01/26
    0


    1544695          685/G01             F          201,600.00         ZZ
                                         360        201,600.00          1
    10946 REMMET  AVENUE               8.500          1,550.13         80
                                       8.250          1,550.13      252,000.00
    LOS ANGELES      CA   91311          1            12/03/96         00
    0430102053                           05           02/01/97          0
    106312                               O            01/01/27
    0


    1544696          685/G01             F          227,400.00         ZZ
                                         360        227,400.00          1
    25 CANYON SAGE                     7.875          1,648.81         80
                                       7.625          1,648.81      284,366.00
    IRVINE           CA   92620          1            12/04/96         00
    0430105387                           03           02/01/97          0
    106277                               O            01/01/27
    0


    1544698          686/G01             F          296,000.00         ZZ
                                         360        295,809.31          1
    11408 S 162ND STREET               8.200          2,213.36         74
                                       7.950          2,213.36      400,000.00
    GILBERT          AZ   85296          2            11/20/96         00
    0430108993                           05           01/01/97          0
    817198351                            O            12/01/26
    0


    1544699          686/G01             F           35,000.00         ZZ
                                         360         34,976.75          1
    10873 W CLAIR DRIVE                8.050            258.04         54
                                       7.800            258.04       65,000.00
    SUN CITY         AZ   85351          1            11/25/96         00
    0430109009                           09           01/01/97          0
    817578966                            O            12/01/26
    0


    1544700          686/G01             F          327,200.00         ZZ
                                         360        326,961.99          1
    5 HERRICK DRIVE                    7.600          2,310.28         80
                                       7.350          2,310.28      409,000.00
    MILTON           MA   02186          1            11/29/96         00
    0430109017                           05           01/01/97          0
    817590938                            O            12/01/26
    0
1




    1544701          686/G01             F           59,500.00         ZZ
                                         360         59,458.84          1
    221 GREEN AVENUE                   7.850            430.39         70
                                       7.600            430.39       85,000.00
    LANSDOWNE        PA   19050          1            11/27/96         00
    0430109025                           05           01/01/97          0
    817597933                            O            12/01/26
    0


    1544702          686/G01             F           52,990.00         ZZ
                                         360         52,952.98          1
    1498 SURREY PARK BLVD              7.800            381.46         45
                                       7.550            381.46      118,000.00
    PORT ORANGE      FL   32124          1            11/27/96         00
    0430109033                           03           01/01/97          0
    817605314                            O            12/01/26
    0


    1544703          686/G01             F          150,000.00         ZZ
                                         360        149,906.77          1
    5939 N MANTON AVENUE               8.375          1,140.11         75
                                       8.125          1,140.11      200,000.00
    CHICAGO          IL   60646          1            11/29/96         00
    0430109041                           05           01/01/97          0
    817715162                            O            12/01/26
    0


    1544704          686/G01             F           65,000.00         ZZ
                                         360         64,925.46          1
    16021 LAUREL                       8.250            488.33         48
                                       8.000            488.33      136,900.00
    ORLAND PARK      IL   60462          1            11/27/96         00
    0430109058                           03           01/01/97          0
    817716384                            O            12/01/26
    0


    1544705          686/G01             F          350,000.00         ZZ
                                         360        348,767.53          1
    398 MALLARD LANE                   8.050          2,580.39         88
                                       7.800          2,580.39      399,623.00
    FT LAUDERDALE    FL   33327          1            11/27/96         10
    0430109066                           03           01/01/97         25
    817801632                            O            12/01/26
    0


    1544706          686/G01             F           55,000.00         ZZ
                                         360         54,961.95          1
1


    1801 US HIGHWAY ONE #8A            7.850            397.84         62
                                       7.600            397.84       89,000.00
    JUPITER          FL   33477          1            11/29/96         00
    0430109074                           01           01/01/97          0
    817802234                            O            12/01/26
    0


    1544707          686/G01             F           70,000.00         ZZ
                                         360         69,955.36          1
    169 CHAPEL STREET                  8.250            525.89         62
                                       8.000            525.89      113,000.00
    MILFORD          CT   06460          1            11/27/96         00
    0430109082                           05           01/01/97          0
    817829997                            O            12/01/26
    0


    1544708          686/G01             F           84,900.00         ZZ
                                         360         84,845.75          1
    62 BONHAM ROAD                     8.240            637.23         68
                                       7.990            637.23      124,900.00
    DEDHAM           MA   02066          1            11/29/96         00
    0430109090                           05           01/01/97          0
    817832348                            O            12/01/26
    0


    1544709          686/G01             F           25,000.00         ZZ
                                         360         24,982.17          1
    31 CLARK ROAD                      7.700            178.25         13
                                       7.450            178.25      200,000.00
    TRUMBULL         CT   06611          5            11/22/96         00
    0430095935                           05           01/01/97          0
    817842214                            O            12/01/26
    0


    1544710          686/G01             F          201,500.00         ZZ
                                         360        201,360.62          1
    25921 FAIRCOURT LANE               7.850          1,457.53         45
                                       7.600          1,457.53      450,000.00
    LAGUNA HILLS     CA   92653          2            11/22/96         00
    0430109108                           03           01/01/97          0
    817848104                            O            12/01/26
    0


    1544711          686/G01             F           95,490.00         ZZ
                                         360         95,429.10          1
    303 MERRYMOUNT COURT               8.250            717.39         75
                                       8.000            717.39      127,330.00
    PASADENA         MD   21122          1            11/27/96         00
    0430109116                           03           01/01/97          0
1


    817862162                            O            12/01/26
    0


    1544713          686/G01             F          194,950.00         ZZ
                                         360        194,828.82          1
    5913 NW 110TH COURT                8.375          1,481.77         75
                                       8.125          1,481.77      259,990.00
    MIAMI            FL   33178          1            11/27/96         00
    0430109124                           03           01/01/97          0
    817906167                            O            12/01/26
    0


    1544714          686/G01             F          102,000.00         ZZ
                                         360        101,934.95          1
    17874 COVEY TRAIL                  8.250            766.30         75
                                       8.000            766.30      136,000.00
    BOCA RATON       FL   33487          1            11/26/96         00
    0430109132                           03           01/01/97          0
    817906506                            O            12/01/26
    0


    1544715          686/G01             F          122,500.00         ZZ
                                         360        122,427.67          1
    8161 SW 203RD STREET               8.625            952.80         70
                                       8.375            952.80      175,000.00
    MIAMI            FL   33189          5            11/22/96         00
    0430109140                           03           01/01/97          0
    817907199                            O            12/01/26
    0


    1544716          686/G01             F          346,900.00         ZZ
                                         360        346,673.07          1
    1277 STALLION DRIVE                8.125          2,575.73         80
                                       7.875          2,575.73      433,650.00
    LOXAHATCHEE      FL   33470          1            11/26/96         00
    0430109157                           03           01/01/97          0
    817907546                            O            12/01/26
    0


    1544717          686/G01             F          166,850.00         ZZ
                                         360        166,734.59          1
    9964 EAST PINEWOOD AVE             7.850          1,206.89         75
                                       7.600          1,206.89      222,500.00
    ENGLEWOOD        CO   80111          1            11/25/96         00
    0430109165                           03           01/01/97          0
    817908064                            O            12/01/26
    0


1


    1544718          686/G01             F           72,000.00         ZZ
                                         360         71,950.19          1
    56 ROGERS AVENUE UNIT A            7.850            520.81         48
                                       7.600            520.81      152,000.00
    MILFORD          CT   06460          1            11/27/96         00
    0430109173                           01           01/01/97          0
    817910102                            O            12/01/26
    0


    1544719          686/G01             F          142,400.00         ZZ
                                         360        142,306.85          1
    3540 OLD PACIFIC HIGHWAY           8.125          1,057.32         80
                                       7.875          1,057.32      178,000.00
    KELSO            WA   98626          5            11/20/96         00
    0430109181                           05           01/01/97          0
    817933104                            O            12/01/26
    0


    1544721          686/G01             F          111,000.00         ZZ
                                         360        110,925.52          1
    12311 OLD TIMBER                   8.000            814.48         75
                                       7.750            814.48      148,000.00
    CHARLOTTE        NC   28269          1            11/26/96         00
    0430109207                           03           01/01/97          0
    817959513                            O            12/01/26
    0


    1544722          686/G01             F          305,950.00         ZZ
                                         360        305,739.45          1
    11736 ANGELIQUE STREET             7.875          2,218.35         90
                                       7.625          2,218.35      339,990.00
    SAN DIEGO        CA   92131          1            11/25/96         10
    0430109215                           03           01/01/97         25
    817961188                            O            12/01/26
    0


    1544724          686/G01             F          166,500.00         ZZ
                                         360        166,296.50          1
    440 SUMNER WAY                     8.375          1,265.53         75
                                       8.125          1,265.53      222,000.00
    WEST CHESTER     PA   19382          1            11/27/96         00
    0430109223                           09           01/01/97          0
    818024069                            O            12/01/26
    0


    1544725          686/G01             F           63,000.00         ZZ
                                         360         62,874.59          1
    7110 JENNIFER WAY                  8.500            484.42         60
                                       8.250            484.42      105,000.00
1


    SYKESVILLE       MD   21784          1            11/26/96         00
    0430109231                           07           01/01/97          0
    818024234                            O            12/01/26
    0


    1544726          686/G01             F           29,000.00         ZZ
                                         360         28,980.34          1
    6108 W KINGS AVENUE                7.950            211.79         37
                                       7.700            211.79       79,000.00
    GLENDALE         AZ   85306          1            11/25/96         00
    0430109249                           05           01/01/97          0
    818037012                            O            12/01/26
    0


    1544735          686/G01             F           55,000.00         ZZ
                                         360         54,963.09          1
    3664 W 58TH PLACE                  8.000            403.58         40
                                       7.750            403.58      140,000.00
    LOS ANGELES      CA   90043          5            11/22/96         00
    0430109363                           05           01/01/97          0
    817744964                            O            12/01/26
    0


    1544736          686/G01             F          109,200.00         ZZ
                                         360        109,132.13          1
    2150 COX ROAD                      8.375            830.00         70
                                       8.125            830.00      156,000.00
    COCOA            FL   32926          5            11/25/96         00
    0430109371                           05           01/01/97          0
    817905342                            O            12/01/26
    0


    1544737          686/G01             F           67,500.00         ZZ
                                         360         67,500.00          1
    211 SUMMIT AVE E #N-101            8.000            495.30         75
                                       7.750            495.30       90,000.00
    SEATTLE          WA   98102          5            11/25/96         00
    0430109389                           01           02/01/97          0
    817933682                            O            01/01/27
    0


    1544739          686/G01             F           60,000.00         ZZ
                                         360         60,000.00          1
    29465 SW MONTEBELLO DRIVE          7.850            434.01         42
                                       7.600            434.01      143,000.00
    WILSONVILLE      OR   97070          5            11/22/96         00
    0430109405                           05           02/01/97          0
    817635824                            O            01/01/27
    0
1




    1544740          686/G01             F           60,000.00         ZZ
                                         360         60,000.00          1
    5190 OZARK LANE                    8.250            450.77         32
                                       8.000            450.77      190,000.00
    MARIETTA         GA   30062          5            11/27/96         00
    0430109413                           05           02/01/97          0
    817907637                            O            01/01/27
    0


    1544741          686/G01             F          151,000.00         ZZ
                                         360        150,895.55          1
    287 SWEENY STREET                  7.850          1,092.24         72
                                       7.600          1,092.24      210,000.00
    SAN FRANCISCO    CA   94134          2            11/19/96         00
    0430109421                           07           01/01/97          0
    818021693                            O            12/01/26
    0


    1544743          686/G01             F          170,000.00         ZZ
                                         360        169,897.01          1
    26322 DELOS DRIVE                  8.500          1,307.16         65
                                       8.250          1,307.16      265,000.00
    TORRANCE         CA   90505          2            11/27/96         00
    0430109447                           05           01/01/97          0
    817866304                            O            12/01/26
    0


    1544744          686/G01             F           90,000.00         ZZ
                                         360         90,000.00          1
    4 SW LINCOLN & SECOND              7.850            651.01         24
                                       7.600            651.01      385,000.00
    CARMEL           CA   93921          1            11/27/96         00
    0430109454                           05           02/01/97          0
    817870975                            O            01/01/27
    0


    1544745          686/G01             F          105,000.00         ZZ
                                         360        105,000.00          1
    6108 S MEADOW LANE ROAD            8.500            807.36         70
                                       8.250            807.36      151,000.00
    SPOKANE          WA   99224          1            11/26/96         00
    0430109462                           05           02/01/97          0
    817894082                            O            01/01/27
    0


    1544746          686/G01             F           85,000.00         ZZ
                                         360         84,947.16          1
1


    855 BENNET STREET                  8.375            646.07         66
                                       8.125            646.07      129,900.00
    WALWORTH         WI   53150          1            12/05/96         00
    0430109470                           05           01/01/97          0
    817939317                            O            12/01/26
    0


    1544747          686/G01             F           98,000.00         ZZ
                                         360         98,000.00          1
    2409 28TH AVENUE WEST              7.850            708.87         58
                                       7.600            708.87      171,500.00
    SEATTLE          WA   98199          2            11/25/96         00
    0430109488                           05           02/01/97          0
    817632524                            O            01/01/27
    0


    1544748          686/G01             F          135,937.00         ZZ
                                         360        135,937.00          1
    2720 HILLSBORO ROAD                7.850            983.28         75
                                       7.600            983.28      181,250.00
    BRENTWOOD        TN   37027          1            12/06/96         00
    0430109496                           05           02/01/97          0
    817790439                            O            01/01/27
    0


    1544749          686/G01             F          113,000.00         ZZ
                                         360        113,000.00          1
    28 BISHOP DRIVE                    7.850            817.37         74
                                       7.600            817.37      153,000.00
    MANCHESTER       CT   06040          1            12/06/96         00
    0430109504                           05           02/01/97          0
    817842073                            O            01/01/27
    0


    1544751          686/G01             F           62,445.00         ZZ
                                         360         62,408.12          1
    134     SCHILLING DRIVE            8.625            485.70         69
                                       8.375            485.70       90,500.00
    MOSES LAKE       WA   98837          1            11/25/96         00
    0430109512                           05           01/01/97          0
    817933500                            O            12/01/26
    0


    1544760          686/G01             F           80,000.00         ZZ
                                         360         80,000.00          1
    13375 SW 41 STREET                 8.500            615.14         49
                                       8.250            615.14      165,000.00
    MIAMI            FL   33175          1            12/04/96         00
    0430109595                           05           02/01/97          0
1


    817906597                            O            01/01/27
    0


    1544761          686/G01             F          156,000.00         ZZ
                                         360        156,000.00          1
    1751 HAWTHORNE STREET              8.500          1,199.51         75
                                       8.250          1,199.51      210,000.00
    SARASOTA         FL   34239          2            12/02/96         00
    0430109603                           05           02/01/97          0
    817907124                            O            01/01/27
    0


    1544766          686/G01             F          243,200.00         ZZ
                                         360        243,200.00          1
    6139 ARCTIC WAY                    7.550          1,708.83         80
                                       7.300          1,708.83      304,000.00
    EDINA            MN   55424          1            12/10/96         00
    0430109660                           05           02/01/97          0
    817664493                            O            01/01/27
    0


    1544767          686/G01             F          260,300.00         ZZ
                                         360        260,300.00          1
    7041 NIGHTHAWK COURT               7.850          1,882.85         75
                                       7.600          1,882.85      347,131.00
    CARLSBAD         CA   92009          1            12/04/96         00
    0430109678                           03           02/01/97          0
    817817331                            O            01/01/27
    0


    1544768          686/G01             F           63,000.00         T
                                         360         63,000.00          1
    8670 SW 14TH COURT                 8.375            478.85         62
                                       8.125            478.85      103,000.00
    PEMBROKE PINES   FL   33025          1            12/09/96         00
    0430109686                           03           02/01/97          0
    817907736                            O            01/01/27
    0


    1544769          686/G01             F          253,350.00         ZZ
                                         360        253,350.00          1
    3520 WATERCREST DRIVE              8.375          1,925.65         73
                                       8.125          1,925.65      350,000.00
    PLANO            TX   75093          2            12/06/96         00
    0430109694                           03           02/01/97          0
    817925233                            O            01/01/27
    0


1


    1544770          686/G01             F           39,350.00         ZZ
                                         360         39,350.00          1
    10977 LAVINIA DRIVE                8.500            302.57         75
                                       8.250            302.57       52,500.00
    ST LOUIS         MO   63123          1            12/10/96         00
    0430109702                           01           02/01/97          0
    817939473                            O            01/01/27
    0


    1544771          686/G01             F          104,700.00         ZZ
                                         360        104,700.00          1
    781 NE 195TH STREET                8.375            795.80         75
                                       8.125            795.80      139,600.00
    NORTH MIAMI BEA  FL   33179          1            12/09/96         00
    0430109710                           09           02/01/97          0
    818032070                            O            01/01/27
    0


    1544808          964/G01             F          358,000.00         ZZ
                                         360        357,747.32          1
    115 CASCADE DRIVE                  7.750          2,564.76         72
                                       7.500          2,564.76      499,000.00
    FAIRFAX          CA   94930          2            11/22/96         00
    0430097253                           05           01/01/97          0
    18431                                O            12/01/26
    0


    1544810          964/G01             F          248,000.00         ZZ
                                         360        247,845.85          1
    5956 SOUTH CITRUS AVENUE           8.375          1,884.98         85
                                       8.125          1,884.98      295,000.00
    LOS ANGELES      CA   90043          2            11/26/96         12
    0430097295                           05           01/01/97         12
    21546                                O            12/01/26
    0


    1544826          E57/G01             F          581,600.00         ZZ
                                         360        581,600.00          1
    3920 LAKE VISTA COURT              8.250          4,369.37         80
                                       8.000          4,369.37      727,000.00
    ENCINO AREA      CA   91436          1            12/26/96         00
    0430121558                           05           02/01/97          0
    85992005000                          O            01/01/27
    0


    1544850          696/G01             F           72,650.00         ZZ
                                         360         72,650.00          1
    10422 HEATHSIDE WAY                8.500            558.62         80
                                       8.250            558.62       90,850.00
1


    POTOMAC          MD   20854          1            12/06/96         00
    0430097139                           09           02/01/97          0
    3194835                              O            01/01/27
    0


    1544866          526/526             F          420,000.00         ZZ
                                         360        419,752.03          1
    19102 229TH AVENUE NORTHEAST       8.625          3,266.72         75
                                       8.375          3,266.72      560,000.00
    WOODINVILLE      WA   98072          5            11/21/96         00
    0154737                              03           01/01/97          0
    0154737                              O            12/01/26
    0


    1544868          E22/G01             F          226,700.00         ZZ
                                         360        226,555.44          1
    7771 SANTA THERESA DRIVE           8.250          1,703.12         80
                                       8.000          1,703.12      283,500.00
    GILROY           CA   95020          1            11/06/96         00
    0410237473                           05           01/01/97          0
    410237473                            O            12/01/26
    0


    1544901          E22/G01             F          414,100.00         ZZ
                                         360        414,100.00          1
    1345 CASSINS STREET                8.250          3,111.00         80
                                       8.000          3,111.00      517,684.00
    CARLSBAD         CA   92009          1            12/04/96         00
    0410233977                           03           02/01/97          0
    410233977                            O            01/01/27
    0


    1544908          814/G01             F          220,800.00         ZZ
                                         360        220,640.19          1
    18 DORADO TERRACE                  7.625          1,562.81         80
    #22                                7.375          1,562.81      276,000.00
    SAN FRANCISCO    CA   94112          1            11/18/96         00
    0430103259                           09           01/01/97          0
    809611026                            O            12/01/26
    0


    1544922          961/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
    3 BOW B                            8.125          1,781.99         80
                                       7.875          1,781.99      300,000.00
    REDLANDS         CA   92373          1            12/05/96         00
    0430103747                           05           02/01/97          0
    09109513                             O            01/01/27
    0
1




    1544923          B89/G01             F          385,200.00         ZZ
                                         360        381,229.84          1
    5105 CARY STREET ROAD              7.750          2,759.62         90
                                       7.500          2,759.62      428,000.00
    RICHMOND         VA   23226          1            10/13/95         10
    0430100487                           05           12/01/95         25
    697905                               O            11/01/25
    0


    1544928          B89/G01             F          248,850.00         ZZ
                                         360        247,085.89          1
    12024 WALNUT HILL DR               7.875          1,804.34         90
                                       7.625          1,804.34      276,500.00
    ROCKVILLE        VA   23146          1            02/29/96         12
    0430100545                           05           04/01/96         25
    697905                               O            03/01/26
    0


    1544932          B89/G01             F          247,000.00         ZZ
                                         360        246,014.00          1
    2211 CHARTSTONE DR                 8.125          1,833.97         95
                                       7.875          1,833.97      260,000.00
    MIDLOTHIAN       VA   23113          1            06/28/96         12
    0430100537                           05           08/01/96         30
    697905                               O            07/01/26
    0


    1544944          731/G01             F          270,000.00         ZZ
                                         360        270,000.00          1
    1757 NORTH BENTON WAY              8.500          2,076.07         90
                                       8.250          2,076.07      300,000.00
    LOS ANGELES      CA   90026          1            12/02/96         04
    0430099846                           03           02/01/97         25
    411212831                            O            01/01/27
    0


    1544955          B89/G01             F          343,350.00         ZZ
                                         360        342,863.77          1
    5901 BROOKMEADE TERRACE            7.750          2,459.80         63
                                       7.500          2,459.80      550,000.00
    GLEN ALLEN       VA   23060          1            10/30/96         00
    0430100552                           05           12/01/96          0
    697905                               O            11/01/26
    0


    1544957          B89/G01             F          300,000.00         ZZ
                                         360        296,208.29          1
1


    113 BROOKSCHASE LANE               7.750          2,149.24         53
                                       7.500          2,149.24      575,000.00
    RICHMOND         VA   23229          4            07/14/95         00
    0430100594                           03           09/01/95          0
    697905                               O            08/01/25
    0


    1544962          B89/G01             F          384,550.00         ZZ
                                         360        380,970.88          1
    LOT 10 WOOD VALLEY ROAD            7.875          2,788.25         80
                                       7.625          2,788.25      480,715.00
    MECHANICSVILLE   VA   23111          1            11/17/95         00
    0430100495                           03           01/01/96          0
    697905                               O            12/01/25
    0


    1544966          B89/G01             F          258,600.00         ZZ
                                         360        254,779.35          1
    9508 ARROWDEL ROAD                 8.000          1,897.52         80
                                       7.750          1,897.52      323,300.00
    RICHMOND         VA   23229          1            08/04/95         00
    0430100503                           05           11/01/95          0
    697905                               O            10/01/25
    0


    1544971          B89/G01             F          350,000.00         ZZ
                                         360        348,364.44          1
    14408 CLIPPER COVE COURT           8.125          2,598.74         85
                                       7.875          2,598.74      414,296.00
    MIDLOTHIAN       VA   23112          4            05/09/96         10
    0430100529                           03           07/01/96         12
    697905                               O            06/01/26
    0


    1544972          676/676             F          385,000.00         ZZ
                                         360        384,728.27          1
    917 KAPOHO PLACE                   7.750          2,758.19         77
                                       7.500          2,758.19      505,000.00
    HONOLULU         HI   96825          2            11/26/96         00
    96313611005                          03           01/01/97          0
    96313611005                          O            12/01/26
    0


    1544973          353/353             F          502,000.00         ZZ
                                         360        501,687.97          1
    1720 A PAULA DRIVE                 8.375          3,815.57         80
                                       8.125          3,815.57      627,500.00
    HONOLULU         HI   96816          2            11/20/96         00
    6097312                              05           01/01/97          0
1


    6097312                              O            12/01/26
    0


    1544975          353/353             F          256,850.00         ZZ
                                         360        256,681.98          1
    98-1021 PIKU PLACE                 8.125          1,907.11         75
                                       7.875          1,907.11      342,500.00
    AIEA             HI   96701          1            11/20/96         00
    6097299                              05           01/01/97          0
    6097299                              O            12/01/26
    0


    1544976          B89/G01             F          400,000.00         ZZ
                                         360        395,279.26          1
    10808 CHERRY HILL DRIVE            7.875          2,900.28         80
                                       7.625          2,900.28      500,000.00
    GLEN ALLEN       VA   23060          1            08/30/95         00
    0430100578                           03           10/01/95          0
    697905                               O            09/01/25
    0


    1544978          926/926             F          460,000.00         ZZ
                                         360        460,000.00          1
    7 DUCKFIELD ROAD                   8.125          3,415.49         80
                                       7.875          3,415.49      575,000.00
    HILTON HEAD ISL  SC   29928          1            12/11/96         00
    UNKNOWN                              03           02/01/97          0
    UNKNOWN                              O            01/01/27
    0


    1545017          561/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
    28485 GRANVILLE LANE               8.125          3,341.24         75
                                       7.875          3,341.24      600,000.00
    TRAPPE           MD   21673          1            12/03/96         00
    0430110593                           05           02/01/97          0
    8945651                              O            01/01/27
    0


    1545027          181/181             F          157,500.00         ZZ
                                         360        157,394.32          1
    110 KNIGHTHOOD COURT               8.000          1,155.68         75
                                       7.750          1,155.68      210,000.00
    ALPHARETTA       GA   30202          1            11/07/96         00
    9660413                              03           01/01/97          0
    9660413                              O            12/01/26
    0


1


    1545035          E19/G01             F          226,500.00         ZZ
                                         360        226,351.83          1
    18341 INDEX STREET                 8.125          1,681.76         79
                                       7.875          1,681.76      287,000.00
    LOS ANGELES      CA   91326          2            11/01/96         00
    0430099085                           05           01/01/97          0
    100014165                            O            12/01/26
    0


    1545036          E19/G01             F          229,500.00         ZZ
                                         360        229,342.05          1
    7136 ROCKSPRING LANE               7.875          1,664.04         90
                                       7.625          1,664.04      255,000.00
    HIGHLAND         CA   92346          2            11/20/96         10
    0430100651                           03           01/01/97         25
    100028076                            O            12/01/26
    0


    1545040          227/G01             F          350,000.00         ZZ
                                         360        349,803.78          1
    16 QUAKER LANE                     8.875          2,784.76         58
                                       8.625          2,784.76      610,000.00
    W HARRISON       NY   10528          1            11/26/96         00
    0430096081                           03           01/01/97          0
    114210005                            O            12/01/26
    0


    1545042          227/G01             F          226,300.00         ZZ
                                         360        226,162.91          1
    2142 EAST CHEVY CHASE DRIVE        8.500          1,740.05         80
                                       8.250          1,740.05      285,000.00
    GLENDALE         CA   91206          2            11/20/96         00
    0430099150                           05           01/01/97          0
    9611001                              O            12/01/26
    0


    1545051          181/181             F          350,000.00         ZZ
                                         360        349,776.82          1
    2022 BURR OAK DRIVE                8.250          2,629.43         63
                                       8.000          2,629.43      560,000.00
    GLENVIEW         IL   60025          1            11/20/96         00
    5387710                              05           01/01/97          0
    5387710                              O            12/01/26
    0


    1545052          181/181             F          199,500.00         ZZ
                                         360        199,369.49          1
    7 BOTTLEBRUSH                      8.125          1,481.29         74
                                       7.875          1,481.29      270,000.00
1


    ALISO VIEJO ARE  CA   92656          2            11/13/96         00
    5394490                              03           01/01/97          0
    5394490                              O            12/01/26
    0


    1545055          E82/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    8215 ST. MARLO FAIRWAY DR          7.750          4,656.68         73
                                       7.500          4,656.68      900,000.00
    DULUTH           GA   30155          2            12/06/96         00
    0400022281                           03           02/01/97          0
    400022281                            O            01/01/27
    0


    1545066          375/G01             F          592,000.00         ZZ
                                         360        591,632.04          1
    9431 E CALLE DE LAS BRISAS         8.375          4,499.63         80
                                       8.125          4,499.63      740,000.00
    SCOTTSDALE       AZ   85255          1            11/07/96         00
    0430110213                           03           01/01/97          0
    UNKNOWN                              O            12/01/26
    0


    1545103          E22/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    56 MARIN BAY PARK COURT            8.125          3,712.49         55
                                       7.875          3,712.49      925,000.00
    SAN RAFAEL       CA   94901          2            12/03/96         00
    0410304646                           03           02/01/97          0
    410304646                            O            01/01/27
    0


    1545105          E22/G01             F          176,000.00         ZZ
                                         360        176,000.00          1
    1077 KOLLN STREET                  7.750          1,260.89         80
                                       7.500          1,260.89      220,000.00
    PLEASANTON       CA   94566          2            12/05/96         00
    0410233167                           05           02/01/97          0
    410233167                            O            01/01/27
    0


    1545106          E22/G01             F          168,000.00         ZZ
                                         360        168,000.00          1
    219 GUAYMAS PLACE                  8.125          1,247.40         80
                                       7.875          1,247.40      210,000.00
    DAVIS            CA   95616          2            12/04/96         00
    0410275416                           05           02/01/97          0
    410275416                            O            01/01/27
    0
1




    1545107          E22/G01             F          605,600.00         ZZ
                                         360        605,600.00          1
    8743 WONDERLAND PARK AVENUE        7.875          4,391.02         80
                                       7.625          4,391.02      757,000.00
    LOS ANGELES      CA   90046          2            11/25/96         00
    0410290209                           05           02/01/97          0
    410290209                            O            01/01/27
    0


    1545111          601/G01             F          228,500.00         ZZ
                                         360        228,350.53          1
    2542 BRANDT FOREST COURT           8.125          1,696.61         88
                                       7.875          1,696.61      260,880.00
    GREENSBORO       NC   27455          1            11/12/96         01
    0430103564                           05           01/01/97         25
    1106617                              O            12/01/26
    0


    1545120          601/G01             F          650,000.00         ZZ
                                         360        649,517.60          1
    133 BROOK FARM ROAD                7.500          4,544.90         55
                                       7.250          4,544.90    1,189,000.00
    SAINT DAVIDS     PA   19087          1            11/22/96         00
    0430099440                           03           01/01/97          0
    1113817                              O            12/01/26
    0


    1545144          B38/G01             F          304,000.00         ZZ
                                         360        304,000.00          1
    1521 NORTH GENESE AVENUE           8.500          2,337.50         80
                                       8.250          2,337.50      380,000.00
    LOS ANGELES      CA   90046          1            12/24/96         00
    0430116947                           05           02/01/97          0
    961376                               O            01/01/27
    0


    1545180          B23/G01             F          212,000.00         ZZ
                                         360        212,000.00          1
    9881 BIG SUR DRIVE                 7.750          1,518.79         80
                                       7.500          1,518.79      265,000.00
    HUNTINGTON  BEA  CA   92646          1            12/26/96         00
    0430111781                           05           02/01/97          0
    88001627                             O            01/01/27
    0


    1545193          624/G01             F          221,400.00         ZZ
                                         360        221,400.00          1
1


    388 CONESTOGA WAY                  8.500          1,702.37         95
                                       8.250          1,702.37      235,000.00
    SAN JOSE         CA   95123          1            12/04/96         11
    0430099887                           05           02/01/97         30
    63061660116                          O            01/01/27
    0


    1545204          624/G01             F          334,000.00         ZZ
                                         360        334,000.00          1
    11 SOUTH 1200 EAST                 8.250          2,509.23         75
                                       8.000          2,509.23      449,000.00
    LINDON           UT   84042          5            12/02/96         00
    0430100925                           05           02/01/97          0
    66033560116                          O            01/01/27
    0


    1545209          B91/G01             F          239,900.00         ZZ
                                         360        239,734.89          1
    1241 BROOKDALE AVENUE              7.875          1,739.45         80
                                       7.625          1,739.45      299,900.00
    LA HABARA        CA   90631          1            11/19/96         00
    0430104612                           05           01/01/97          0
    1000003426                           O            12/01/26
    0


    1545211          470/G01             F          400,000.00         ZZ
                                         360        399,731.61          1
    690 SEQUOIA COURT                  8.000          2,935.06         65
                                       7.750          2,935.06      616,000.00
    MORRO BAY        CA   93442          5            11/26/96         00
    0430101626                           05           01/01/97          0
    32014193                             O            12/01/26
    0


    1545219          731/G01             F          324,000.00         ZZ
                                         360        324,000.00          1
    12056 STONE GATE WAY               8.250          2,434.10         90
                                       8.000          2,434.10      360,000.00
    NORTHRIDGE AREA  CA   91326          1            12/10/96         10
    0430099820                           03           02/01/97         25
    411212853                            O            01/01/27
    0


    1545221          461/G01             F          239,000.00         ZZ
                                         360        239,000.00          1
    934 HILMAR STREET                  7.875          1,732.92         74
                                       7.625          1,732.92      325,000.00
    SANTA CLARA      CA   95050          2            12/03/96         00
    0430100917                           05           02/01/97          0
1


    21071576                             O            01/01/27
    0


    1545226          387/387             F          276,000.00         ZZ
                                         360        275,810.06          1
    117 DEL CABO                       7.875          2,001.19         80
                                       7.625          2,001.19      345,000.00
    SAN CLEMENTE     CA   92673          1            11/13/96         00
    829648                               01           01/01/97          0
    829648                               O            12/01/26
    0


    1545228          387/387             F          462,000.00         ZZ
                                         360        461,682.06          1
    150 HELMSLEY DRIVE                 7.875          3,349.82         70
                                       7.625          3,349.82      660,000.00
    ATLANTA          GA   30327          1            11/15/96         00
    825570                               03           01/01/97          0
    825570                               O            12/01/26
    0


    1545229          387/387             F          559,000.00         ZZ
                                         360        558,643.55          1
    3160 SERENA AVENUE                 8.250          4,199.58         80
                                       8.000          4,199.58      700,000.00
    CARPINTERIA      CA   93013          2            11/07/96         00
    832139                               05           01/01/97          0
    832139                               O            12/01/26
    0


    1545231          387/387             F          340,000.00         ZZ
                                         360        339,783.19          1
    2111 NORTH BRONSON AVENUE          8.250          2,554.31         80
                                       8.000          2,554.31      425,000.00
    LOS ANGELES      CA   90068          1            11/08/96         00
    829234                               05           01/01/97          0
    829234                               O            12/01/26
    0


    1545233          387/387             F          399,000.00         ZZ
                                         360        398,764.43          1
    210 EL BONITO WAY                  8.625          3,103.38         79
                                       8.375          3,103.38      510,000.00
    MILLBRAE         CA   94030          2            11/06/96         00
    828848                               05           01/01/97          0
    828848                               O            12/01/26
    0


1


    1545235          387/387             F          229,600.00         ZZ
                                         360        229,437.95          1
    654 CRESCENT RIDGE                 7.750          1,644.88         80
                                       7.500          1,644.88      287,000.00
    MABLETON         GA   30059          1            11/15/96         00
    819938                               03           01/01/97          0
    819938                               O            12/01/26
    0


    1545236          387/387             F          169,500.00         ZZ
                                         360        169,380.37          1
    1307 MILL STREAM COURT             7.750          1,214.32         80
                                       7.500          1,214.32      211,900.00
    SUGAR LAND       TX   77479          1            11/13/96         00
    833020                               03           01/01/97          0
    833020                               O            12/01/26
    0


    1545237          387/387             F          309,900.00         ZZ
                                         360        309,717.03          1
    2 COBHAM WAY                       8.625          2,410.38         80
                                       8.375          2,410.38      387,416.00
    SAN ANTONIO      TX   78218          1            11/13/96         00
    823617                               03           01/01/97          0
    823617                               O            12/01/26
    0


    1545239          387/387             F          491,000.00         ZZ
                                         360        490,686.91          1
    955 PENINSULA WAY                  8.250          3,688.72         73
                                       8.000          3,688.72      680,000.00
    MENLO PARK       CA   94025          2            11/06/96         00
    825331                               05           01/01/97          0
    825331                               O            12/01/26
    0


    1545246          559/G01             F          204,000.00         ZZ
                                         360        204,000.00          1
    4866 CLYDELLE AVENUE               8.000          1,496.88         80
                                       7.750          1,496.88      255,000.00
    SAN JOSE         CA   95124          1            12/02/96         00
    0430113159                           05           02/01/97          0
    5391271                              O            01/01/27
    0


    1545248          647/G01             F          191,250.00         ZZ
                                         360        191,121.68          1
    48880 EISENHOWER DRIVE             8.000          1,403.32         75
                                       7.750          1,403.32      255,000.00
1


    LA QUINTA        CA   92253          2            11/21/96         00
    0430101857                           03           01/01/97          0
    19417674                             O            12/01/26
    0


    1545249          647/G01             F          229,400.00         ZZ
                                         360        229,242.13          1
    2952 SOUTH WESTBOURNE PLACE        7.875          1,663.31         80
                                       7.625          1,663.31      286,800.00
    ROWLAND HEIGHTS  CA   91748          1            11/18/96         00
    0430101840                           03           01/01/97          0
    1941740                              O            12/01/26
    0


    1545258          491/491             F          232,000.00         ZZ
                                         360        231,844.33          1
    518 LAKEVIEW RD                    8.000          1,702.34         80
                                       7.750          1,702.34      290,000.00
    LYNNWOOD         WA   98037          1            11/06/96         00
    0061488453                           05           01/01/97          0
    0061488453                           O            12/01/26
    0


    1545266          450/450             F          259,600.00         ZZ
                                         360        259,421.35          1
    26723 SHADOW WOOD DRIVE            7.875          1,882.28         80
                                       7.625          1,882.28      324,500.00
    RANCHO PALO VER  CA   90275          1            11/21/96         00
    4318507                              05           01/01/97          0
    4318507                              O            12/01/26
    0


    1545280          003/G01             F          212,000.00         ZZ
                                         360        211,854.10          1
    1095 N HIGHLAND AVENUE             7.875          1,537.15         80
                                       7.625          1,537.15      265,000.00
    ATLANTA          GA   30306          2            11/22/96         00
    0430099978                           05           01/01/97          0
    3762440                              O            12/01/26
    0


    1545283          450/450             F          463,200.00         ZZ
                                         360        463,200.00          1
     739 PURDY                         8.250          3,479.87         80
                                       8.000          3,479.87      579,000.00
    BIRMINGHAM       MI   48009          1            12/03/96         00
    NG                                   05           02/01/97          0
    NG                                   O            01/01/27
    0
1




    1545294          105/G01             F          243,750.00         ZZ
                                         360        243,453.62          1
    13165 ZEKIAH DRIVE                 8.500          1,874.23         71
                                       8.250          1,874.23      348,000.00
    WALDORF          MD   20601          5            11/20/96         00
    0430099747                           05           12/01/96          0
    0921643                              O            11/01/26
    0


    1545301          561/G01             F          264,500.00         ZZ
                                         360        264,335.59          1
    28 BEECHAM COURT                   8.375          2,010.40         80
                                       8.125          2,010.40      330,773.00
    OWINGS MILLS     MD   21117          4            11/22/96         00
    0430100354                           03           01/01/97          0
    8822231                              O            12/01/26
    0


    1545436          074/074             F          420,000.00         ZZ
                                         360        418,828.99          1
    13 CLAREMONT ROAD                  8.000          3,081.82         74
                                       7.750          3,081.82      574,000.00
    SCARSDALE        NY   10583          1            08/28/96         00
    1106018761                           05           10/01/96          0
    1106018761                           O            09/01/26
    0


    1545437          074/074             F          247,000.00         ZZ
                                         360        246,581.48          1
    7 RED HILL ROAD                    8.875          1,965.25         95
                                       8.625          1,965.25      260,000.00
    PRINCETON        NJ   08540          1            09/13/96         11
    1106021562                           05           11/01/96         30
    1106021562                           O            10/01/26
    0


    1545438          074/074             F          245,000.00         ZZ
                                         360        244,831.38          1
    21 PARK DRIVE                      7.875          1,776.43         80
                                       7.625          1,776.43      307,000.00
    LIDO BEACH       NY   11561          1            11/18/96         00
    1106026715                           05           01/01/97          0
    1106026715                           O            12/01/26
    0


    1545440          074/074             F          389,000.00         ZZ
                                         360        388,781.92          1
1


    20 MUIRFIELD COURT                 8.875          3,095.06         80
                                       8.625          3,095.06      490,000.00
    PITTSFORD        NY   14534          2            11/11/96         00
    1107014890                           05           01/01/97          0
    1107014890                           O            12/01/26
    0


    1545441          074/074             F          122,800.00         ZZ
                                         360        122,729.35          1
    5740 MARTHA'S VINEYARD             8.750            966.07         39
                                       8.500            966.07      317,000.00
    CLARENCE         NY   14032          4            11/15/96         00
    1107016342                           05           01/01/97          0
    1107016342                           O            12/01/26
    0


    1545445          074/074             F          175,000.00         T
                                         360        174,901.89          1
    89 TEAL WALK                       8.875          1,392.38         60
                                       8.625          1,392.38      292,000.00
    FIRE ISLAND PIN  NY   11782          2            11/08/96         00
    1111062263                           05           01/01/97          0
    1111062263                           O            12/01/26
    0


    1545446          074/074             F          364,500.00         ZZ
                                         360        364,255.42          1
    275 & 295 GREENWICH STREET         8.000          2,674.58         90
    UNIT #4K-S & #4L-S                 7.750          2,674.58      405,000.00
    NEW YORK         NY   10007          1            11/06/96         14
    1111066617                           06           01/01/97         25
    1111066617                           O            12/01/26
    0


    1545447          074/074             F          250,200.00         ZZ
                                         360        250,059.73          1
    890 CLUBHOUSE ROAD                 8.875          1,990.71         90
                                       8.625          1,990.71      278,000.00
    WOODMERE         NY   11598          1            11/07/96         10
    1111067289                           05           01/01/97         25
    1111067289                           O            12/01/26
    0


    1545448          074/074             F           93,750.00         ZZ
                                         360         93,652.42          1
    2 ANTHONY DRIVE                    9.250            771.26         75
                                       9.000            771.26      125,000.00
    NEW PALTZ        NY   12515          1            10/31/96         00
    1111068882                           05           12/01/96          0
1


    1111068882                           O            11/01/26
    0


    1545449          074/074             F          650,000.00         ZZ
                                         360        649,574.80          1
    360 EAST 88TH STREET, UNIT 41B     8.125          4,826.24         69
                                       7.875          4,826.24      950,000.00
    NEW YORK         NY   10028          1            11/14/96         00
    1111069171                           06           01/01/97          0
    1111069171                           O            12/01/26
    0


    1545450          074/074             F          322,500.00         ZZ
                                         360        322,127.55          1
    4995 SANDSTONE COURT               8.750          2,537.11         75
    COUNTY OF ERIE                     8.500          2,537.11      430,000.00
    CLARENCE         NY   14031          1            10/31/96         00
    1111071060                           05           12/01/96          0
    1111071060                           O            11/01/26
    0


    1545451          074/074             F           98,000.00         ZZ
                                         360         97,946.46          1
    123 PROSPECT PLACE 1               9.000            788.54         70
                                       8.750            788.54      140,000.00
    BROOKLYN         NY   11217          1            11/13/96         00
    1111072074                           12           01/01/97          0
    1111072074                           O            12/01/26
    0


    1545453          074/074             F           19,950.00         ZZ
                                         360         19,939.10          1
    377 NORTH BROADWAY APT #627        9.000            160.53         70
                                       8.750            160.53       28,500.00
    YONKERS          NY   10701          1            11/15/96         00
    1111073281                           11           01/01/97          0
    1111073281                           O            12/01/26
    0


    1545456          074/074             F           78,000.00         ZZ
                                         360         77,952.74          1
    121 LEDDON LANE                    8.500            599.76         54
                                       8.250            599.76      147,000.00
    TURNERSVILLE     NJ   08012          2            11/04/96         00
    1507201997                           05           01/01/97          0
    1507201997                           O            12/01/26
    0


1


    1545457          074/074             F          133,000.00         ZZ
                                         360        132,921.48          1
    264 HOBART STREET                  8.625          1,034.46         70
                                       8.375          1,034.46      190,000.00
    SOUTHINGTON      CT   06489          2            11/07/96         00
    1580039880                           05           01/01/97          0
    1580039880                           O            12/01/26
    0


    1545460          074/G01             F          217,700.00         ZZ
                                         360        217,550.18          1
    2623 BELAND BOULEVARD              7.875          1,578.48         90
                                       7.625          1,578.48      241,900.00
    REDONDO BEACH    CA   90278          1            11/15/96         10
    0430108175                           05           01/01/97         25
    1234002411                           O            12/01/26
    0


    1545461          074/G01             F          343,550.00         ZZ
                                         360        343,330.93          1
    7055 LA PRESA DRIVE                8.250          2,580.98         90
                                       8.000          2,580.98      381,750.00
    LOS ANGELES      CA   90068          1            11/13/96         10
    0430108183                           05           01/01/97         25
    1234002604                           O            12/01/26
    0


    1545462          074/G01             F           93,750.00         ZZ
                                         360         93,613.90          1
    2100 MURRAY KITTRELL RD            8.500            720.86         75
                                       8.250            720.86      125,000.00
    READYVILLE       TN   37149          1            11/15/96         00
    0430108191                           05           01/01/97          0
    1344001870                           O            12/01/26
    0


    1545463          074/G01             F          500,000.00         ZZ
                                         360        499,672.93          1
    1518 WINDY HILL DRIVE              8.125          3,712.49         75
                                       7.875          3,712.49      670,000.00
    NORTHBROOK       IL   60062          1            11/18/96         00
    0430108209                           03           01/01/97          0
    1456000785                           O            12/01/26
    0


    1545464          074/G01             F          289,600.00         ZZ
                                         360        289,210.08          1
    4531 AUHAY DRIVE                   8.000          2,124.98         80
                                       7.750          2,124.98      362,500.00
1


    SANTA BARBARA    CA   93110          1            10/28/96         00
    0430108217                           05           12/01/96          0
    1484001185                           O            11/01/26
    0


    1545466          074/G01             F          344,000.00         ZZ
                                         360        342,109.81          1
    4 JERUSALEM MILL COURT             8.000          2,524.15         80
                                       7.750          2,524.15      430,000.00
    KINGSVILLE       MD   21087          1            04/10/96         00
    0430108233                           05           06/01/96          0
    1500196913                           O            05/01/26
    0


    1545467          074/G01             F          376,000.00         ZZ
                                         360        375,542.81          1
    26581 W 109TH STREET               8.500          2,891.12         77
                                       8.250          2,891.12      490,000.00
    OLATHE           KS   66061          2            09/27/96         00
    0430108241                           05           12/01/96          0
    1505058815                           O            11/01/26
    0


    1545468          074/G01             F          341,100.00         ZZ
                                         360        340,685.26          1
    2984 SAINT GREGORY ROAD            8.500          2,622.76         90
                                       8.250          2,622.76      379,000.00
    GLENDALE         CA   91206          1            10/03/96         10
    0430108258                           05           12/01/96         25
    1506159750                           O            11/01/26
    0


    1545469          074/G01             F          236,000.00         ZZ
                                         360        235,682.23          1
    21711 YBARRA ROAD                  8.000          1,731.69         71
                                       7.750          1,731.69      336,000.00
    LOS ANGELES      CA   91364          1            10/17/96         00
    0430108266                           05           12/01/96          0
    1506172317                           O            11/01/26
    0


    1545473          074/G01             F          406,800.00         ZZ
                                         360        406,387.53          1
    1296 NISKEY LAKE ROAD              9.375          3,383.56         90
                                       9.125          3,383.56      452,000.00
    ATLANTA          GA   30331          4            10/30/96         14
    0430108308                           05           12/01/96         25
    1511016354                           O            11/01/26
    0
1




    1545474          074/G01             F          217,550.00         ZZ
                                         360        217,181.38          1
    170 SCENIC PASS                    8.875          1,730.93         94
                                       8.625          1,730.93      231,890.00
    FAYETTEVILLE     GA   30215          1            09/30/96         14
    0430108316                           03           11/01/96         30
    1511042864                           O            10/01/26
    0


    1545475          074/G01             F          372,000.00         ZZ
                                         360        371,369.71          1
    1029 SE 13 TERRACE                 8.875          2,959.80         80
                                       8.625          2,959.80      465,000.00
    FORT LAUDERDALE  FL   33316          1            10/04/96         00
    0430108324                           05           11/01/96          0
    1511049615                           O            10/01/26
    0


    1545476          074/G01             F          234,800.00         ZZ
                                         360        234,528.84          1
    405 SEATON DRIVE                   8.750          1,847.17         90
                                       8.500          1,847.17      260,892.00
    FOLSOM           CA   95630          1            10/08/96         10
    0430108332                           05           12/01/96         25
    1512023639                           O            11/01/26
    0


    1545477          074/G01             F          220,700.00         ZZ
                                         360        220,431.65          1
    1311 251ST AVENUE SOUTHEAST        8.500          1,696.99         95
                                       8.250          1,696.99      232,365.00
    ISSAQUAH         WA   98029          1            10/01/96         10
    0430108340                           05           12/01/96         30
    1513063311                           O            11/01/26
    0


    1545479          074/G01             F          270,000.00         ZZ
                                         360        269,617.63          1
    135 FILBERT ROAD                   7.750          1,934.32         56
                                       7.500          1,934.32      490,000.00
    WOODSIDE         CA   94062          1            10/11/96         00
    0430108365                           05           12/01/96          0
    1561336073                           O            11/01/26
    0


    1545480          074/G01             F          338,400.00         ZZ
                                         360        336,481.85          1
1


    7607 ERIN WAY                      8.250          2,542.29         80
                                       8.000          2,542.29      423,000.00
    CUPERTINO        CA   95014          1            10/15/96         00
    0430108373                           05           12/01/96          0
    1561338240                           O            11/01/26
    0


    1545481          074/G01             F          520,000.00         ZZ
                                         360        519,367.71          1
    8676 ENRAMADA AVENUE               8.500          3,998.36         80
                                       8.250          3,998.36      650,000.00
    WHITTIER         CA   90605          2            10/17/96         00
    0430108381                           05           12/01/96          0
    1562168950                           O            11/01/26
    0


    1545482          074/G01             F          262,200.00         ZZ
                                         360        261,434.67          1
    436 LAMAR DRIVE                    8.750          2,062.73         95
                                       8.500          2,062.73      276,000.00
    MACON            GA   31210          1            10/31/96         01
    0430108399                           05           12/01/96         30
    1566080341                           O            11/01/26
    0


    1545483          074/G01             F          881,250.00         ZZ
                                         360        880,702.25          1
    2211 VIA MEDIA                     8.375          6,698.14         75
                                       8.125          6,698.14    1,175,000.00
    SAN DIEGO        CA   92037          1            11/13/96         00
    0430108407                           05           01/01/97          0
    1567166045                           O            12/01/26
    0


    1545484          074/G01             F          242,250.00         ZZ
                                         360        241,947.79          1
    9355 VERVAIN STREET                8.375          1,841.28         95
                                       8.125          1,841.28      255,000.00
    SAN DIEGO        CA   92129          1            10/21/96         10
    0430108415                           05           12/01/96         30
    1567172977                           O            11/01/26
    0


    1545485          074/G01             F           84,000.00         ZZ
                                         360         83,895.20          1
    4148 WEST FIRETHORN STREET         8.375            638.47         80
                                       8.125            638.47      105,000.00
    TUCSON           AZ   85741          5            10/16/96         00
    0430108423                           05           12/01/96          0
1


    1569153124                           O            11/01/26
    0


    1545487          074/G01             F          289,985.46         ZZ
                                         355        288,488.38          1
    213 COVENTRY COURT                 8.500          2,236.61         79
                                       8.250          2,236.61      370,000.00
    EDINA            MN   55435          1            05/01/96         00
    0430108449                           03           06/01/96          0
    1576015255                           O            12/01/25
    0


    1545488          074/G01             F           68,800.00         ZZ
                                         360         68,704.17          1
    1964 SOULES CHAPEL ROAD            8.000            504.84         80
                                       7.750            504.84       86,000.00
    CUNNINGHAM       TN   37052          2            10/31/96         00
    0430108456                           05           12/01/96          0
    1577051775                           O            11/01/26
    0


    1545489          074/G01             F           70,000.00         ZZ
                                         360         69,914.88          1
    418 DEER MEADOW DRIVE              8.500            538.24         80
                                       8.250            538.24       87,500.00
    YORK             SC   29745          5            10/25/96         00
    0430108464                           05           12/01/96          0
    1577054376                           O            11/01/26
    0


    1545490          074/G01             F          328,000.00         T
                                         360        327,601.18          1
    515 OAK POINTE DRIVE               8.500          2,522.04         80
                                       8.250          2,522.04      410,000.00
    SEMORA           NC   27343          1            10/31/96         00
    0430108472                           05           12/01/96          0
    1577054387                           O            11/01/26
    0


    1545491          074/G01             F          337,500.00         ZZ
                                         360        337,273.54          1
    6 TRAIL RIDGE ROAD                 8.000          2,476.46         75
                                       7.750          2,476.46      450,000.00
    ASHEVILLE        NC   28804          1            11/19/96         00
    0430108480                           05           01/01/97          0
    1577057716                           O            12/01/26
    0


1


    1545492          074/G01             F          375,000.00         ZZ
                                         360        374,282.21          1
    1037 NORTH COUNTY ROAD 27E         8.375          2,850.27         64
                                       8.125          2,850.27      590,000.00
    BERTHOUD         CO   80513          5            10/17/96         00
    0430108498                           05           12/01/96          0
    1579018090                           O            11/01/26
    0


    1545493          074/G01             F          264,000.00         ZZ
                                         360        263,702.89          1
    11656 COUNTRY CLUB LANE            8.875          2,100.51         80
                                       8.625          2,100.51      330,000.00
    WESTMINSTER      CO   80234          5            10/17/96         00
    0430108506                           03           12/01/96          0
    1579034835                           O            11/01/26
    0


    1545495          074/G01             F          251,450.00         ZZ
                                         360        250,441.06          1
    1752 WHITE WATER DRIVE             8.875          2,000.65         79
                                       8.625          2,000.65      320,000.00
    ROCHESTER HILLS  MI   48309          2            05/16/96         00
    0430108522                           05           07/01/96          0
    1581045153                           O            06/01/26
    0


    1545496          074/G01             F          231,050.00         ZZ
                                         360        230,526.09          1
    3811 WINDING LAKE CIRCLE           8.875          1,838.34         80
                                       8.625          1,838.34      288,850.00
    ORLANDO          FL   32835          1            08/30/96         00
    0430108530                           03           10/01/96          0
    1590012665                           O            09/01/26
    0


    1545497          074/G01             F          337,150.00         ZZ
                                         360        336,729.41          1
    1556 RANCHO HILLS DRIVE            8.375          2,562.59         90
                                       8.125          2,562.59      374,626.00
    CHINO HILLS      CA   91709          1            10/22/96         10
    0430108548                           05           12/01/96         25
    1595011830                           O            11/01/26
    0


    1545498          074/G01             F          490,000.00         ZZ
                                         360        489,434.10          1
    528 LATIMER ROAD                   8.750          3,854.84         38
                                       8.500          3,854.84    1,300,000.00
1


    SANTA MONICA     CA   90402          5            10/24/96         00
    0430108555                           05           12/01/96          0
    1596014550                           O            11/01/26
    0


    1545499          074/G01             F          127,500.00         ZZ
                                         360        127,352.76          1
    5457 W HUTCHINSON                  8.750          1,003.04         75
                                       8.500          1,003.04      170,000.00
    CHICAGO          IL   60641          1            10/31/96         00
    0430108563                           05           12/01/96          0
    1616009802                           O            11/01/26
    0


    1545500          074/G01             F          288,000.00         ZZ
                                         360        287,602.30          1
    11008 GRAYMARSH PLACE              7.875          2,088.20         80
                                       7.625          2,088.20      360,111.00
    IJAMSVILLE       MD   21754          1            10/31/96         00
    0430108571                           03           12/01/96          0
    1731144011                           O            11/01/26
    0


    1545501          074/G01             F          560,000.00         ZZ
                                         360        559,642.91          1
    237 LOWER FLYING POINT ROAD        8.250          4,207.09         85
                                       8.000          4,207.09      660,000.00
    FREEPORT         ME   04032          2            11/22/96         04
    0430108589                           05           01/01/97         12
    1809000470                           O            12/01/26
    0


    1545504          074/074             F          233,000.00         ZZ
                                         360        232,539.64          1
    16 LINCOLN AVE                     8.125          1,730.02         60
                                       7.875          1,730.02      393,000.00
    CHATHAM          NJ   07928          1            09/16/96         00
    1101197200                           05           11/01/96          0
    1101197200                           O            10/01/26
    0


    1545505          074/074             F          284,000.00         ZZ
                                         360        283,480.21          1
    20 CEDRIC ROAD                     8.500          2,183.71         80
                                       8.250          2,183.71      355,000.00
    SUMMIT           NJ   07901          1            09/26/96         00
    1101200575                           05           11/01/96          0
    1101200575                           O            10/01/26
    0
1




    1545506          074/074             F          188,500.00         ZZ
                                         360        188,391.55          1
    614 BROOKLYN BLVD                  8.750          1,482.93         65
                                       8.500          1,482.93      290,000.00
    SEA GIRT         NJ   08750          5            11/04/96         00
    1101200837                           05           01/01/97          0
    1101200837                           O            12/01/26
    0


    1545507          074/074             F          250,000.00         ZZ
                                         360        249,827.94          1
    51 OLD POND ROAD                   7.875          1,812.68         53
                                       7.625          1,812.68      475,000.00
    GREAT NECK       NY   11023          1            11/04/96         00
    1106015311                           05           01/01/97          0
    1106015311                           O            12/01/26
    0


    1545508          074/074             F          260,000.00         ZZ
                                         360        259,524.11          1
    104 KILDARE ROAD                   8.500          1,999.18         51
                                       8.250          1,999.18      510,000.00
    GARDEN CITY      NY   11530          5            09/06/96         00
    1106018003                           05           11/01/96          0
    1106018003                           O            10/01/26
    0


    1545509          074/074             F          270,000.00         ZZ
                                         360        269,827.83          1
    19 ARBOR LANE                      8.250          2,028.42         75
                                       8.000          2,028.42      362,500.00
    ROSLYN HEIGHTS   NY   11577          1            11/08/96         00
    1106021201                           05           01/01/97          0
    1106021201                           O            12/01/26
    0


    1545510          074/074             F          275,000.00         ZZ
                                         360        274,442.71          1
    14 RANDOM FARMS DRIVE              8.000          2,017.86         43
                                       7.750          2,017.86      640,000.00
    CHAPPAQUA        NY   10514          1            09/09/96         00
    1106021325                           03           11/01/96          0
    1106021325                           O            10/01/26
    0


    1545511          074/074             F          389,400.00         ZZ
                                         360        388,649.93          1
1


    TUDOR LANE                         8.250          2,925.44         60
                                       8.000          2,925.44      649,000.00
    SANDS POINT      NY   11050          1            09/16/96         00
    1106021380                           05           11/01/96          0
    1106021380                           O            10/01/26
    0


    1545512          074/074             F          233,900.00         ZZ
                                         360        233,375.69          1
    534 NORTH 12TH STREET              7.875          1,695.94         90
                                       7.625          1,695.94      259,900.00
    NEW HYDE PARK    NY   11040          1            10/30/96         11
    1106022270                           05           12/01/96         25
    1106022270                           O            11/01/26
    0


    1545513          074/074             F          105,000.00         ZZ
                                         360        104,872.33          1
    42 SWEZEY PLACE                    8.500            807.36         75
                                       8.250            807.36      140,000.00
    MONROE           NY   10950          1            10/28/96         00
    1106026544                           05           12/01/96          0
    1106026544                           O            11/01/26
    0


    1545514          074/074             F          274,000.00         ZZ
                                         360        273,666.83          1
    11 BOLTON GARDENS                  8.500          2,106.83         80
                                       8.250          2,106.83      342,500.00
    BRONXVILLE       NY   10708          1            10/30/96         00
    1106029655                           09           12/01/96          0
    1106029655                           O            11/01/26
    0


    1545515          074/074             F          282,000.00         ZZ
                                         360        281,629.80          1
    27 FLOWER LANE                     8.125          2,093.85         66
                                       7.875          2,093.85      432,000.00
    MANHASSET        NY   11030          1            10/25/96         00
    1106029699                           05           12/01/96          0
    1106029699                           O            11/01/26
    0


    1545516          074/074             F          140,000.00         ZZ
                                         360        139,917.34          1
    5 GARFIELD STREET                  8.625          1,088.91         59
                                       8.375          1,088.91      238,500.00
    DUMONT           NJ   07628          1            11/08/96         00
    1106030698                           05           01/01/97          0
1


    1106030698                           O            12/01/26
    0


    1545518          074/074             F          272,000.00         ZZ
                                         360        271,614.80          1
    31 RAYCLIFFE DRIVE                 7.750          1,948.65         80
                                       7.500          1,948.65      340,000.00
    WOODSTOCK        NY   12498          1            11/01/96         00
    1107016047                           03           12/01/96          0
    1107016047                           O            11/01/26
    0


    1545519          074/074             F          380,000.00         ZZ
                                         360        379,572.34          1
    33 WALTERS AVENUE                  8.875          3,023.46         75
                                       8.625          3,023.46      507,500.00
    COLD SPRING HAR  NY   11724          1            10/28/96         00
    1111027150                           05           12/01/96          0
    1111027150                           O            11/01/26
    0


    1545520          074/074             F          400,000.00         ZZ
                                         360        399,808.37          1
    785 FIFTH AVENUE UNIT #12C         9.625          3,399.96         43
                                       9.375          3,399.96      950,000.00
    NEW YORK         NY   10022          1            11/04/96         00
    1111054174                           12           01/01/97          0
    1111054174                           O            12/01/26
    0


    1545521          074/074             F           92,800.00         ZZ
                                         360         92,638.66          1
    211 EAST 53RD STREET #2F           8.750            730.06         80
                                       8.500            730.06      116,000.00
    NEW YORK         NY   10022          1            09/11/96         00
    1111056941                           11           11/01/96          0
    1111056941                           O            10/01/26
    0


    1545522          074/074             F          265,000.00         ZZ
                                         360        264,514.94          1
    174 DEAN STREET                    8.500          2,037.63         73
                                       8.250          2,037.63      365,000.00
    BROOKLYN         NY   11217          1            09/13/96         00
    1111058958                           05           11/01/96          0
    1111058958                           O            10/01/26
    0


1


    1545523          074/074             F          143,000.00         ZZ
                                         360        142,839.05          1
    83 ROXBURY DRIVE                   8.875          1,137.78         65
                                       8.625          1,137.78      220,000.00
    YONKERS          NY   10710          5            10/18/96         00
    1111060858                           05           12/01/96          0
    1111060858                           O            11/01/26
    0


    1545524          074/074             F           86,000.00         ZZ
                                         360         85,895.43          1
    211-65 23RD AVENUE 6A              8.500            661.27         80
                                       8.250            661.27      107,500.00
    BAYSIDE          NY   11360          1            10/25/96         00
    1111062208                           13           12/01/96          0
    1111062208                           O            11/01/26
    0


    1545525          074/074             F          112,000.00         ZZ
                                         360        111,877.18          1
    677 WEST END AVENUE 10D            9.000            901.18         70
                                       8.750            901.18      160,000.00
    NEW YORK         NY   10025          1            10/28/96         00
    1111064349                           11           12/01/96          0
    1111064349                           O            11/01/26
    0


    1545526          074/074             F           95,900.00         ZZ
                                         360         95,792.06          1
    410 WEST 24TH STREET #3K           8.875            763.03         70
                                       8.625            763.03      137,000.00
    NEW YORK         NY   10011          1            10/29/96         00
    1111065228                           11           12/01/96          0
    1111065228                           O            11/01/26
    0


    1545527          074/074             F          250,000.00         ZZ
                                         360        249,711.27          1
    47 VICTORIA PLACE EAST             8.750          1,966.76         53
                                       8.500          1,966.76      475,000.00
    FORT LEE         NJ   07024          1            10/30/96         00
    1111066560                           01           12/01/96          0
    1111066560                           O            11/01/26
    0


    1545528          074/074             F          200,000.00         ZZ
                                         360        199,737.45          1
    120 MANHATTAN DRIVE                8.125          1,485.00         73
                                       7.875          1,485.00      275,000.00
1


    JERICHO          NY   11753          1            10/16/96         00
    1111066832                           05           12/01/96          0
    1111066832                           O            11/01/26
    0


    1545529          074/074             F          568,000.00         ZZ
                                         360        567,618.88          1
    17 I U WILLETS ROAD                8.000          4,167.79         80
                                       7.750          4,167.79      710,000.00
    OLD WESTBURY     NY   11568          1            11/04/96         00
    1111067154                           05           01/01/97          0
    1111067154                           O            12/01/26
    0


    1545530          074/074             F           98,000.00         ZZ
                                         360         97,892.52          1
    405 EAST 82ND STREET APT #2-E      9.000            788.54         70
                                       8.750            788.54      140,000.00
    NEW YORK         NY   10028          1            10/23/96         00
    1111067835                           11           12/01/96          0
    1111067835                           O            11/01/26
    0


    1545531          074/074             F           48,000.00         ZZ
                                         360         47,940.11          1
    5700 ARLINGTON AVENUE, APT 8A      8.375            364.84         80
                                       8.125            364.84       60,000.00
    RIVERDALE        NY   10471          2            10/17/96         00
    1111067915                           11           12/01/96          0
    1111067915                           O            11/01/26
    0


    1545532          074/074             F          337,500.00         ZZ
                                         360        337,110.22          2
    17 SOUTH ELLIOTT PLACE             8.750          2,655.12         75
                                       8.500          2,655.12      450,000.00
    BROOKLYN         NY   11217          1            10/17/96         00
    1111070126                           05           12/01/96          0
    1111070126                           O            11/01/26
    0


    1545533          074/074             F          112,500.00         ZZ
                                         360        112,366.67          1
    22 GRANDVIEW AVENUE                8.625            875.02         75
                                       8.375            875.02      150,000.00
    NEW HEMPSTEAD    NY   10977          1            10/29/96         00
    1111070410                           05           12/01/96          0
    1111070410                           O            11/01/26
    0
1




    1545534          074/074             F          105,000.00         ZZ
                                         360        104,942.64          1
    4 BEVERLY COURT                    9.000            844.86         62
                                       8.750            844.86      170,000.00
    HOPEWELL JUNCTI  NY   12533          1            11/05/96         00
    1111070782                           05           01/01/97          0
    1111070782                           O            12/01/26
    0


    1545535          074/074             F          140,000.00         ZZ
                                         360        138,377.39          1
    590 WEST END AVENUE, 10B           8.875          1,113.91         70
                                       8.625          1,113.91      200,000.00
    NEW YORK         NY   10024          2            10/18/96         00
    1111070975                           11           12/01/96          0
    1111070975                           O            11/01/26
    0


    1545536          074/074             F          338,400.00         ZZ
                                         360        338,189.66          1
    14 WILSHIRE DRIVE                  8.375          2,572.09         80
                                       8.125          2,572.09      423,000.00
    SYOSSET          NY   11791          1            11/04/96         00
    1111071130                           05           01/01/97          0
    1111071130                           O            12/01/26
    0


    1545537          074/074             F          101,250.00         ZZ
                                         360        101,133.06          2
    21 PLEASANT DRIVE                  8.750            796.54         75
                                       8.500            796.54      135,000.00
    CARMEL           NY   10512          2            10/25/96         00
    1111071639                           05           12/01/96          0
    1111071639                           O            11/01/26
    0


    1545538          074/074             F          161,250.00         ZZ
                                         360        161,073.17          1
    1 MAIN PARKWAY                     9.000          1,297.46         75
                                       8.750          1,297.46      215,000.00
    PLAINVIEW        NY   11803          1            10/25/96         00
    1111074003                           05           12/01/96          0
    1111074003                           O            11/01/26
    0


    1545539          074/074             F          321,300.00         ZZ
                                         360        320,928.93          1
1


    9 RUNYON PLACE                     8.750          2,527.67         90
                                       8.500          2,527.67      357,000.00
    SCARSDALE        NY   10583          1            11/01/96         21
    1111074218                           05           12/01/96         25
    1111074218                           O            11/01/26
    0


    1545540          074/074             F          139,500.00         ZZ
                                         360        139,343.00          1
    5 BAY PLACE                        8.875          1,109.93         75
                                       8.625          1,109.93      186,000.00
    BAY SHORE        NY   11706          1            11/01/96         00
    1111075108                           05           12/01/96          0
    1111075108                           O            11/01/26
    0


    1545541          074/074             F          300,000.00         ZZ
                                         360        299,436.68          1
    4 BROWN COURT                      8.375          2,280.22         80
                                       8.125          2,280.22      375,000.00
    HOLMDEL          NJ   07733          1            09/27/96         00
    1114002086                           05           11/01/96          0
    1114002086                           O            10/01/26
    0


    1545542          074/074             F          280,000.00         ZZ
                                         360        279,659.54          1
    151 KENSINGTON STREET              8.500          2,152.96         66
                                       8.250          2,152.96      425,000.00
    BROOKLYN         NY   11235          2            10/09/96         00
    1500226570                           05           12/01/96          0
    1500226570                           O            11/01/26
    0


    1545543          074/074             F          229,500.00         ZZ
                                         360        229,228.03          1
    30 JUDITH COURT                    8.625          1,785.03         90
                                       8.375          1,785.03      255,000.00
    EAST ROCKAWAY    NY   11518          1            10/29/96         04
    1500240094                           05           12/01/96         25
    1500240094                           O            11/01/26
    0


    1545544          074/074             F          232,000.00         ZZ
                                         360        231,645.76          1
    96 PALMER AVENUE                   9.375          1,929.66         80
                                       9.125          1,929.66      290,000.00
    TENAFLY          NJ   07670          1            09/06/96         00
    1500243478                           05           11/01/96          0
1


    1500243478                           O            10/01/26
    0


    1545545          074/074             F           82,400.00         T
                                         360         82,237.19          1
    LOT 2 NYS 97                       8.125            611.82         80
                                       7.875            611.82      103,000.00
    NARROWSBURG      NY   12764          5            08/30/96         00
    1500244765                           05           11/01/96          0
    1500244765                           O            10/01/26
    0


    1545546          074/074             F          150,000.00         ZZ
                                         360        149,752.34          1
    19 MANOR LANE                      9.000          1,206.94         51
                                       8.750          1,206.94      295,000.00
    EASTON           CT   06612          5            09/03/96         00
    1500245269                           05           11/01/96          0
    1500245269                           O            10/01/26
    0


    1545547          074/074             F          315,000.00         ZZ
                                         360        311,411.29          1
    139 KNIGHTSBRIDGE ROAD NORTH       8.000          2,311.36         76
                                       7.750          2,311.36      415,000.00
    MOUNTAINSIDE     NJ   07092          1            08/15/96         00
    1500247071                           05           10/01/96          0
    1500247071                           O            09/01/26
    0


    1545549          074/074             F          314,100.00         ZZ
                                         360        313,594.73          1
    30 LAURELWOOD LANE                 9.125          2,555.62         90
                                       8.875          2,555.62      349,000.00
    SOUTHBURY        CT   06488          1            09/17/96         11
    1500256833                           05           11/01/96         25
    1500256833                           O            10/01/26
    0


    1545551          074/074             F          136,000.00         ZZ
                                         360        135,838.84          1
    2510 KERRY LANE                    8.625          1,057.79         54
                                       8.375          1,057.79      256,000.00
    SOUTH BELLMORE   NY   11710          1            11/01/96         00
    1500259456                           05           12/01/96          0
    1500259456                           O            11/01/26
    0


1


    1545556          074/074             F          484,800.00         ZZ
                                         360        483,974.38          1
    353 ROWAYTON AVENUE                8.375          3,684.84         80
                                       8.125          3,684.84      606,000.00
    NORWALK          CT   06853          1            11/08/96         00
    1580039279                           05           01/01/97          0
    1580039279                           O            12/01/26
    0


    1545557          074/074             F          230,000.00         ZZ
                                         360        229,849.54          1
    27 BAYBERRY LANE                   8.125          1,707.75         77
                                       7.875          1,707.75      300,000.00
    EASTON           CT   06612          1            11/18/96         00
    1580040631                           05           01/01/97          0
    1580040631                           O            12/01/26
    0


    1545558          074/074             F          233,750.00         ZZ
                                         360        233,299.74          1
    273 GRANDVIEW TERRACE              8.250          1,756.09         85
                                       8.000          1,756.09      275,000.00
    FORT LEE         NJ   07024          1            09/30/96         01
    1587040844                           05           11/01/96         12
    1587040844                           O            10/01/26
    0


    1545559          074/074             F           71,000.00         ZZ
                                         360         70,922.13          1
    87 SWARTZEL DRIVE                  9.000            571.29         32
                                       8.750            571.29      227,000.00
    MIDDLETOWN       NJ   07748          2            10/30/96         00
    1587047683                           05           12/01/96          0
    1587047683                           O            11/01/26
    0


    1545561          074/074             F          222,300.00         ZZ
                                         360        221,234.76          1
    2539 KIRKLYN STREET                8.000          1,631.16         95
                                       7.750          1,631.16      234,000.00
    FALLS CHURCH     VA   22043          1            05/15/96         21
    1761088077                           05           07/01/96         30
    1761088077                           O            06/01/26
    0


    1545562          074/074             F          250,000.00         ZZ
                                         360        249,565.35          1
    33 HOLLOW TREE RIDGE ROAD          8.750          1,966.75         66
                                       8.500          1,966.75      380,000.00
1


    DARIEN           CT   06820          5            09/05/96         00
    1817105340                           05           11/01/96          0
    1817105340                           O            10/01/26
    0


    1545564          074/G01             F          216,900.00         ZZ
                                         360        216,541.89          1
    29607 MUIRLAND                     9.000          1,745.23         90
                                       8.750          1,745.23      241,000.00
    FARMINGTON HILL  MI   48334          1            09/16/96         11
    0430105767                           05           11/01/96         25
    1113020333                           O            10/01/26
    0


    1545565          074/G01             F          416,000.00         ZZ
                                         360        415,734.73          1
    25 INDIAN SPRINGS RD               8.250          3,125.27         80
                                       8.000          3,125.27      520,000.00
    MEDIA            PA   19063          1            11/14/96         00
    0430105775                           05           01/01/97          0
    1171157834                           O            12/01/26
    0


    1545566          074/G01             F          385,000.00         ZZ
                                         360        384,199.89          1
    11 CRESTWOOD CIRCLE                7.875          2,791.52         72
                                       7.625          2,791.52      535,147.00
    NEW HOPE         PA   18938          1            09/27/96         00
    0430105783                           05           11/01/96          0
    1175036208                           O            10/01/26
    0


    1545567          074/G01             F          134,900.00         ZZ
                                         360        133,247.63          1
    22 RED RIDGE RD                    8.750          1,061.26         75
                                       8.500          1,061.26      179,900.00
    LEVITTOWN        PA   19056          1            09/30/96         00
    0430105791                           05           11/01/96          0
    1175038134                           O            10/01/26
    0


    1545568          074/G01             F           99,000.00         ZZ
                                         360         98,833.57          1
    130 E 5TH STREET                   8.000            726.43         75
                                       7.750            726.43      132,000.00
    MEDIA            PA   19063          1            11/07/96         00
    0430105809                           05           01/01/97          0
    1175038779                           O            12/01/26
    0
1




    1545569          074/G01             F          257,500.00         ZZ
                                         360        257,040.63          1
    3731 N BEAR CREEK CIRCLE           8.625          2,002.81         57
                                       8.375          2,002.81      457,500.00
    TUCSON           AZ   85749          1            09/19/96         00
    0430105817                           05           11/01/96          0
    1221161060                           O            10/01/26
    0


    1545570          074/G01             F          235,000.00         ZZ
                                         360        234,558.73          1
    11980 WOOD RANCH ROAD              8.375          1,786.17         55
                                       8.125          1,786.17      435,000.00
    GRANADA HILLS    CA   91344          1            09/10/96         00
    0430105825                           05           11/01/96          0
    1230000141                           O            10/01/26
    0


    1545571          074/G01             F          668,000.00         ZZ
                                         360        667,574.04          1
    1446 BELFAST DRIVE                 8.250          5,018.46         80
                                       8.000          5,018.46      835,000.00
    LOS ANGELES      CA   90069          1            11/05/96         00
    0430105833                           05           01/01/97          0
    1230002588                           O            12/01/26
    0


    1545572          074/G01             F          495,000.00         ZZ
                                         360        493,996.96          1
    734 FAIRFIELD CIRCLE               8.000          3,632.13         56
                                       7.750          3,632.13      885,000.00
    PASADENA         CA   91106          1            09/23/96         00
    0430105841                           05           11/01/96          0
    1233002857                           O            10/01/26
    0


    1545573          074/G01             F          170,000.00         ZZ
                                         360        169,726.52          1
    525 MERIDIAN AVENUE                9.125          1,383.18         38
                                       8.875          1,383.18      450,000.00
    SOUTH PASADENA   CA   91030          5            09/19/96         00
    0430105858                           05           11/01/96          0
    1234001612                           O            10/01/26
    0


    1545574          074/G01             F          237,000.00         ZZ
                                         360        236,688.89          1
1


    6054 DIRAC STREET                  8.125          1,759.72         84
                                       7.875          1,759.72      285,000.00
    SAN DIEGO        CA   92122          2            10/23/96         11
    0430105866                           05           12/01/96         12
    1235001174                           O            11/01/26
    0


    1545575          074/G01             F          125,700.00         ZZ
                                         360        125,539.15          1
    1259 TURTLE CAY WAY                8.250            944.34         75
                                       8.000            944.34      167,632.00
    CHULA VISTA      CA   91915          1            10/29/96         00
    0430105874                           03           12/01/96          0
    1243002365                           O            11/01/26
    0


    1545576          074/G01             F          100,000.00         ZZ
                                         360         99,895.90          1
    2716 TRAMWAY CIRCLE NE             9.250            822.68         67
                                       9.000            822.68      149,900.00
    ALBUQUERQUE      NM   87122          1            10/30/96         00
    0430105882                           05           12/01/96          0
    1256001060                           O            11/01/26
    0


    1545577          074/G01             F          261,600.00         ZZ
                                         360        261,441.52          1
    1725 SW 2ND AVENUE                 8.500          2,011.48         80
                                       8.250          2,011.48      327,000.00
    BOCA RATON       FL   33432          1            11/13/96         00
    0430105890                           03           01/01/97          0
    1302013883                           O            12/01/26
    0


    1545578          074/G01             F          255,000.00         ZZ
                                         360        254,828.90          1
    1330 BLUE ROAD                     8.000          1,871.10         63
                                       7.750          1,871.10      405,000.00
    CORAL GABLES     FL   33146          1            11/08/96         00
    0430105908                           05           01/01/97          0
    1302018560                           O            12/01/26
    0


    1545579          074/G01             F          396,000.00         ZZ
                                         360        395,293.55          1
    749 BAMBOO DR                      8.625          3,080.05         80
                                       8.375          3,080.05      495,000.00
    BOCA RATON       FL   33432          1            09/27/96         00
    0430105916                           05           11/01/96          0
1


    1311260985                           O            10/01/26
    0


    1545580          074/G01             F          282,150.00         ZZ
                                         360        281,671.95          1
    2230 NE 211 STREET                 8.875          2,244.91         75
                                       8.625          2,244.91      376,250.00
    NORTH MIAMI BEA  FL   33180          1            09/12/96         00
    0430105924                           05           11/01/96          0
    1312021470                           O            10/01/26
    0


    1545581          074/G01             F          476,000.00         ZZ
                                         360        475,150.84          1
    5181 PINETREE DR                   8.625          3,702.28         85
                                       8.375          3,702.28      560,000.00
    MIAMI BEACH      FL   33140          1            09/26/96         10
    0430105932                           05           11/01/96         30
    1312022166                           O            10/01/26
    0


    1545582          074/G01             F          305,600.00         ZZ
                                         360        305,414.87          1
    470 MELODY LN                      8.500          2,349.80         80
                                       8.250          2,349.80      382,000.00
    MERRITT ISLAND   FL   32953          1            11/08/96         00
    0430105940                           05           01/01/97          0
    1391037373                           O            12/01/26
    0


    1545583          074/G01             F          236,000.00         ZZ
                                         360        235,860.67          1
    4900 13TH LN                       8.625          1,835.58         80
                                       8.375          1,835.58      295,000.00
    VERO BEACH       FL   32966          1            11/15/96         00
    0430105957                           03           01/01/97          0
    1391038140                           O            12/01/26
    0


    1545584          074/G01             F          265,000.00         ZZ
                                         360        264,527.26          1
    925 BEAR CANYON LANE               8.625          2,061.14         55
                                       8.375          2,061.14      485,000.00
    ARROYO GRANDE    CA   93420          5            09/23/96         00
    0430105965                           05           11/01/96          0
    1480000657                           O            10/01/26
    0


1


    1545585          074/G01             F          519,450.00         ZZ
                                         360        519,083.38          1
    29 JENNIFER HIGHLANDS CT           7.750          3,721.40         80
                                       7.500          3,721.40      649,359.00
    LAFAYETTE        CA   94549          1            11/01/96         00
    0430105973                           03           01/01/97          0
    1481002396                           O            12/01/26
    0


    1545586          074/G01             F          285,000.00         ZZ
                                         360        284,207.70          1
    2140 JAMESTOWN WAY                 7.875          2,066.45         75
                                       7.625          2,066.45      380,000.00
    OXNARD           CA   93035          1            08/27/96         00
    0430105981                           05           10/01/96          0
    1484001232                           O            09/01/26
    0


    1545587          074/G01             F          280,000.00         ZZ
                                         360        279,812.13          1
    435 LA MARINA                      8.000          2,054.54         80
                                       7.750          2,054.54      350,000.00
    SANTA BARBARA    CA   93109          5            11/01/96         00
    0430105999                           05           01/01/97          0
    1484002020                           O            12/01/26
    0


    1545588          074/G01             F          336,000.00         ZZ
                                         360        335,768.77          1
    831 PASEO DEL ROBLEDO              7.875          2,436.23         80
                                       7.625          2,436.23      420,000.00
    THOUSAND OAKS    CA   91360          2            11/04/96         00
    0430106005                           03           01/01/97          0
    1487006640                           O            12/01/26
    0


    1545589          074/G01             F          368,000.00         ZZ
                                         360        367,575.00          1
    40646 NORTH 27TH STREET WEST       8.750          2,895.06         80
                                       8.500          2,895.06      460,000.00
    PALMDALE         CA   93551          2            10/28/96         00
    0430106013                           05           12/01/96          0
    1487006822                           O            11/01/26
    0


    1545590          074/G01             F          280,000.00         ZZ
                                         360        279,549.58          1
    438 LEVERING MILL ROAD             9.125          2,278.17         75
                                       8.875          2,278.17      378,000.00
1


    LOWER MERION TW  PA   19066          2            09/13/96         00
    0430106021                           05           11/01/96          0
    1500249292                           O            10/01/26
    0


    1545591          074/G01             F          318,200.00         ZZ
                                         360        317,587.07          1
    932 RIVERWALK DRIVE EAST           8.250          2,390.54         89
                                       8.000          2,390.54      360,000.00
    MEMPHIS          TN   38120          1            09/11/96         10
    0430106039                           03           11/01/96         25
    1502046456                           O            10/01/26
    0


    1545592          074/G01             F          259,350.00         ZZ
                                         360        258,816.97          1
    12 ROCK RIVER COURT                8.500          1,994.18         95
                                       8.250          1,994.18      273,000.00
    NAPERVILLE       IL   60565          1            09/09/96         10
    0430106047                           05           11/01/96         30
    1503101163                           O            10/01/26
    0


    1545594          074/G01             F          258,350.00         ZZ
                                         360        257,877.13          1
    3903 TURKEY CREEK DRIVE            8.500          1,986.49         74
                                       8.250          1,986.49      350,000.00
    AUSTIN           TX   78730          2            09/05/96         00
    0430106062                           03           11/01/96          0
    1504069339                           O            10/01/26
    0


    1545595          074/G01             F          241,500.00         ZZ
                                         360        241,206.35          1
    123 RICHARD ROAD                   8.500          1,856.93         86
                                       8.250          1,856.93      281,518.00
    CORRALES         NM   87048          1            10/25/96         12
    0430106070                           05           12/01/96         25
    1504073391                           O            11/01/26
    0


    1545596          074/G01             F          548,100.00         ZZ
                                         360        547,416.26          1
    18925 YORK LANE                    8.375          4,165.96         80
                                       8.125          4,165.96      685,200.00
    HUNTINGTON BEAC  CA   92648          1            10/01/96         00
    0430106088                           03           12/01/96          0
    1504078952                           O            11/01/26
    0
1




    1545597          074/G01             F          274,500.00         ZZ
                                         360        273,827.72          1
    5010 TIMBER CIRCLE DRIVE           8.500          2,110.67         90
                                       8.250          2,110.67      305,000.00
    MCKINNEY         TX   75070          1            08/28/96         04
    0430106096                           03           10/01/96         25
    1504079489                           O            09/01/26
    0


    1545598          074/G01             F          520,000.00         ZZ
                                         360        519,399.48          1
    47 N. LONGSPUR DRIVE               8.750          4,090.84         80
                                       8.500          4,090.84      650,000.00
    THE WOODLANDS    TX   77380          1            10/28/96         00
    0430106104                           03           12/01/96          0
    1504080772                           O            11/01/26
    0


    1545600          074/G01             F          300,000.00         ZZ
                                         360        299,635.23          1
    7170 S.W. 119TH STREET             8.500          2,306.74         80
                                       8.250          2,306.74      375,000.00
    MIAMI            FL   33156          1            10/17/96         00
    0430106120                           05           12/01/96          0
    1504085630                           O            11/01/26
    0


    1545601          074/G01             F          237,250.00         ZZ
                                         360        236,961.52          1
    5321 NW BLUFFS WAY                 8.500          1,824.25         75
                                       8.250          1,824.25      320,000.00
    PARKVILLE        MO   64152          2            10/31/96         00
    0430101766                           03           12/01/96          0
    1505065843                           O            11/01/26
    0


    1545603          074/G01             F          305,200.00         ZZ
                                         360        304,626.89          1
    518 SERRANO DRIVE                  8.375          2,319.75         80
                                       8.125          2,319.75      381,500.00
    SAN LUIS OBISPO  CA   93405          1            09/05/96         00
    0430106146                           05           11/01/96          0
    1506148968                           O            10/01/26
    0


    1545604          074/G01             F          255,200.00         ZZ
                                         360        254,574.99          1
1


    7543 PENOBSCOT                     8.500          1,962.27         80
    (WEST HILLS AREA)                  8.250          1,962.27      319,000.00
    LOS ANGELES      CA   91304          1            08/16/96         00
    0430106153                           03           10/01/96          0
    1506152080                           O            09/01/26
    0


    1545605          074/G01             F          184,950.00         ZZ
                                         360        184,508.46          1
    17326 WEST MOUNT STEPHEN AVE       8.625          1,438.53         75
                                       8.375          1,438.53      246,658.00
    SANTA CLARITA    CA   91351          1            08/23/96         00
    0430106161                           05           10/01/96          0
    1506153367                           O            09/01/26
    0


    1545606          074/G01             F          270,000.00         ZZ
                                         360        269,518.32          1
    740 ARBOLADO DRIVE                 8.625          2,100.04         73
                                       8.375          2,100.04      370,000.00
    FULLERTON        CA   92835          1            09/03/96         00
    0430106179                           05           11/01/96          0
    1506154472                           O            10/01/26
    0


    1545607          074/G01             F          508,000.00         ZZ
                                         360        506,787.28          1
    26508 MACMILLAN RANCH ROAD         8.625          3,951.18         80
    CANYON COUNTRY AREA                8.375          3,951.18      635,000.00
    SANTA CLARITA    CA   91351          1            08/22/96         00
    0430106187                           03           10/01/96          0
    1506154949                           O            09/01/26
    0


    1545608          074/G01             F          243,200.00         ZZ
                                         360        242,766.16          1
    22012 WEST LUCY COURT              8.625          1,891.58         95
                                       8.375          1,891.58      256,000.00
    SANTA CLARITA    CA   91350          1            09/09/96         12
    0430106195                           03           11/01/96         30
    1506156933                           O            10/01/26
    0


    1545609          074/G01             F          242,250.00         ZZ
                                         360        241,652.51          1
    1611 CANYON CREST CIRCLE           8.500          1,862.69         95
                                       8.250          1,862.69      255,000.00
    CORONA           CA   91720          1            09/11/96         04
    0430106203                           05           11/01/96         30
1


    1506158291                           O            10/01/26
    0


    1545610          074/G01             F          217,500.00         ZZ
                                         360        217,242.24          1
    25 KAMAKOI PLACE                   8.625          1,691.70         75
                                       8.375          1,691.70      290,000.00
    KIHEI            HI   96753          1            10/08/96         00
    0430106211                           05           12/01/96          0
    1506167077                           O            11/01/26
    0


    1545612          074/G01             F          396,900.00         ZZ
                                         360        396,135.50          1
    2001 PASEO SUSANA                  8.250          2,981.78         90
                                       8.000          2,981.78      441,000.00
    SAN DIMAS        CA   91773          1            09/17/96         14
    0430106237                           03           11/01/96         30
    1506170719                           O            10/01/26
    0


    1545614          074/G01             F          228,000.00         ZZ
                                         360        227,693.00          1
    27261 BRIO CIRCLE                  8.000          1,672.99         80
                                       7.750          1,672.99      285,000.00
    MISSION VIEJO    CA   92692          1            10/23/96         00
    0430106252                           03           12/01/96          0
    1506171405                           O            11/01/26
    0


    1545615          074/G01             F          404,200.00         ZZ
                                         360        403,733.19          1
    3505 TERRACE VIEW DRIVE            8.750          3,179.85         63
    (ENCINO AREA)                      8.500          3,179.85      650,000.00
    LOS ANGELES      CA   91436          1            10/28/96         00
    0430106260                           05           12/01/96          0
    1506174185                           O            11/01/26
    0


    1545617          074/G01             F          312,000.00         ZZ
                                         360        311,216.12          1
    3 COUNTRY SQUIRE LANE              8.375          2,371.43         80
                                       8.125          2,371.43      390,000.00
    RICHMOND         VA   23229          1            08/22/96         00
    0430106286                           05           10/01/96          0
    1507169908                           O            09/01/26
    0


1


    1545619          074/G01             F          187,500.00         ZZ
                                         360        187,276.95          1
    9130 CHELSEY KNOLL CT              8.750          1,475.06         75
                                       8.500          1,475.06      250,000.00
    GAITHERSBURG     MD   20879          2            10/23/96         00
    0430106302                           03           12/01/96          0
    1507183240                           O            11/01/26
    0


    1545621          074/G01             F          300,000.00         ZZ
                                         360        299,635.23          1
    4818 DON JUAN PL                   8.500          2,306.74         87
                                       8.250          2,306.74      345,000.00
    WOODLAND HILLS   CA   91364          1            10/16/96         14
    0430106328                           05           12/01/96         25
    1507187921                           O            11/01/26
    0


    1545622          074/G01             F          213,750.00         ZZ
                                         360        213,521.64          1
    3988 LAKELAND                      9.125          1,739.14         75
                                       8.875          1,739.14      285,000.00
    BLOOMFIELD TWP.  MI   48302          1            10/17/96         00
    0430106336                           05           12/01/96          0
    1507188684                           O            11/01/26
    0


    1545624          074/G01             F          235,350.00         ZZ
                                         360        235,056.42          1
    19588 CARLTON CT                   8.375          1,788.83         90
                                       8.125          1,788.83      261,500.00
    CASTRO VALLEY    CA   94546          1            10/07/96         14
    0430106351                           05           12/01/96         25
    1507192320                           O            11/01/26
    0


    1545625          074/G01             F          296,000.00         ZZ
                                         360        295,691.91          1
    1424 RIVERSEDGE ROAD               9.250          2,435.12         80
                                       9.000          2,435.12      370,000.00
    NEWPORT NEWS     VA   23606          2            10/24/96         00
    0430106369                           05           12/01/96          0
    1507193298                           O            11/01/26
    0


    1545626          074/G01             F          300,000.00         ZZ
                                         360        299,671.03          1
    945 MANITOU LANE                   9.000          2,413.87         75
                                       8.750          2,413.87      405,000.00
1


    LAKE ORION       MI   48362          5            10/16/96         00
    0430106377                           05           12/01/96          0
    1507193607                           O            11/01/26
    0


    1545627          074/G01             F          275,400.00         ZZ
                                         360        275,029.19          1
    5101 FOXBRIAR TRAIL                8.000          2,020.79         95
                                       7.750          2,020.79      289,900.00
    CHARLOTTE        NC   28269          1            10/31/96         11
    0430106385                           05           12/01/96         30
    1507196263                           O            11/01/26
    0


    1545629          074/G01             F          206,400.00         ZZ
                                         360        205,733.15          1
    536 HENRIETTA                      8.500          1,587.04         64
                                       8.250          1,587.04      325,000.00
    BIRMINGHAM       MI   48009          2            10/18/96         00
    0430106401                           05           12/01/96          0
    1507197776                           O            11/01/26
    0


    1545630          074/G01             F          206,400.00         ZZ
                                         360        206,167.72          1
    19733 NE 58TH PL                   8.875          1,642.21         50
                                       8.625          1,642.21      420,000.00
    REDMOND          WA   98053          5            10/24/96         00
    0430106419                           05           12/01/96          0
    1507200575                           O            11/01/26
    0


    1545631          074/G01             F          192,000.00         ZZ
                                         360        191,496.33          1
    6603 ORLAND ST                     8.250          1,442.44         80
                                       8.000          1,442.44      240,000.00
    FALLS CHURCH     VA   22043          5            09/30/96         00
    0430106427                           05           11/01/96          0
    1507202592                           O            10/01/26
    0


    1545632          074/G01             F          100,000.00         ZZ
                                         360         99,890.33          1
    13607 JACQUELINE COURT             9.000            804.63         80
                                       8.750            804.63      125,000.00
    SILVER SPRING    MD   20904          2            10/25/96         00
    0430106435                           03           12/01/96          0
    1507911278                           O            11/01/26
    0
1




    1545633          074/G01             F          268,000.00         T
                                         360        267,407.82          1
    4901 GULF SHORE BLVD N, 1802       9.000          2,156.39         80
                                       8.750          2,156.39      335,000.00
    NAPLES           FL   33940          1            08/29/96         00
    0430106443                           06           10/01/96          0
    1511037161                           O            09/01/26
    0


    1545634          074/G01             F          260,000.00         ZZ
                                         360        259,547.92          1
    165 S SEWALL'S PT ROAD             8.750          2,045.43         80
                                       8.500          2,045.43      325,000.00
    STUART           FL   34996          1            09/13/96         00
    0430106450                           05           11/01/96          0
    1511046402                           O            10/01/26
    0


    1545635          074/G01             F          185,000.00         ZZ
                                         360        184,523.26          1
    1210 JENNIFER OAKS CIRCLE          8.250          1,389.84         71
                                       8.000          1,389.84      262,500.00
    ALPHARETTA       GA   30201          1            08/30/96         00
    0430106468                           03           10/01/96          0
    1511046672                           O            09/01/26
    0


    1545636          074/G01             F          176,700.00         ZZ
                                         360        176,278.21          1
    4664 OAKLEIGH MANOR DRIVE          8.625          1,374.35         64
                                       8.375          1,374.35      280,000.00
    POWDER SPRINGS   GA   30073          2            08/28/96         00
    0430106476                           03           10/01/96          0
    1511046821                           O            09/01/26
    0


    1545637          074/G01             F          158,000.00         ZZ
                                         360        157,732.30          1
    2040 NE 65TH TERRACE               8.875          1,257.12         64
                                       8.625          1,257.12      250,000.00
    FT LAUDERDALE    FL   33308          1            09/23/96         00
    0430106484                           05           11/01/96          0
    1511049251                           O            10/01/26
    0


    1545638          074/G01             F          225,200.00         ZZ
                                         360        224,933.12          1
1


    2547 LAKEFAIR DRIVE                8.625          1,751.59         88
                                       8.375          1,751.59      257,000.00
    TALLAHASSEE      FL   32312          2            10/23/96         10
    0430106492                           03           12/01/96         25
    1511055243                           O            11/01/26
    0


    1545639          074/G01             F          163,500.00         ZZ
                                         360        162,910.43          1
    26 SOUTH BLACKWATER LANE           8.750          1,286.26         75
                                       8.500          1,286.26      218,000.00
    KEY LARGO        FL   33037          1            10/30/96         00
    0430106500                           05           12/01/96          0
    1511059970                           O            11/01/26
    0


    1545641          074/G01             F           87,500.00         ZZ
                                         360         87,390.86          1
    28402 PLANTATION DRIVE             8.375            665.06         70
                                       8.125            665.06      125,000.00
    ATLANTA          GA   30324          1            10/28/96         00
    0430106526                           01           12/01/96          0
    1511060480                           O            11/01/26
    0


    1545642          074/G01             F          220,000.00         ZZ
                                         360        219,758.76          1
    210 DIX LEE'ON DRIVE               9.000          1,770.17         89
                                       8.750          1,770.17      249,000.00
    FAIRBURN         GA   30213          2            10/29/96         04
    0430106534                           05           12/01/96         25
    1511063412                           O            11/01/26
    0


    1545643          074/G01             F          325,000.00         ZZ
                                         360        324,634.25          1
    3559 NW 61ST CIRCLE                8.875          2,585.85         52
                                       8.625          2,585.85      626,000.00
    BOCA RATON       FL   33496          1            11/01/96         00
    0430106542                           03           12/01/96          0
    1511065247                           O            11/01/26
    0


    1545644          074/G01             F          275,000.00         ZZ
                                         360        274,648.09          1
    3909 SAINT ELISABETH SQUARE        8.250          2,065.98         62
                                       8.000          2,065.98      443,965.00
    DULUTH           GA   30136          1            10/29/96         00
    0430106559                           03           12/01/96          0
1


    1511065655                           O            11/01/26
    0


    1545645          074/G01             F          240,825.00         ZZ
                                         360        240,508.87          1
    1205 JENNIFER OAKS CIRCLE          8.125          1,788.12         95
                                       7.875          1,788.12      253,500.00
    ALPHARETTA       GA   30201          1            11/04/96         01
    0430106567                           03           12/01/96         30
    1511067129                           O            11/01/26
    0


    1545646          074/G01             F          450,000.00         ZZ
                                         360        448,869.42          1
    1760 TIBURON WAY                   8.375          3,420.33         60
                                       8.125          3,420.33      750,000.00
    SAN LUIS OBISPO  CA   93401          5            08/13/96         00
    0430106575                           05           10/01/96          0
    1512018843                           O            09/01/26
    0


    1545647          074/G01             F          223,650.00         ZZ
                                         360        223,196.81          1
    11431 BETLEN DRIVE                 8.000          1,641.06         90
                                       7.750          1,641.06      248,500.00
    DUBLIN           CA   94568          1            09/12/96         10
    0430106583                           05           11/01/96         25
    1512030463                           O            10/01/26
    0


    1545648          074/G01             F          265,000.00         ZZ
                                         360        264,562.48          1
    21120 HAZELBROOK DRIVE             9.000          2,132.25         56
                                       8.750          2,132.25      475,000.00
    CUPERTINO        CA   95014          5            09/05/96         00
    0430106591                           05           11/01/96          0
    1512038261                           O            10/01/26
    0


    1545649          074/G01             F          273,600.00         ZZ
                                         360        273,146.67          1
    4133 CONTE DRIVE                   9.125          2,226.10         90
                                       8.875          2,226.10      304,000.00
    CARSON CITY      NV   89701          1            09/25/96         10
    0430106609                           05           11/01/96         25
    1512045100                           O            10/01/26
    0


1


    1545652          074/G01             F          245,850.00         ZZ
                                         360        245,566.06          1
    12650 EAST LUPINE AVENUE           8.750          1,934.11         95
                                       8.500          1,934.11      258,798.00
    SCOTTSDALE       AZ   85259          1            10/23/96         10
    0430106633                           03           12/01/96         30
    1512047218                           O            11/01/26
    0


    1545653          074/G01             F          545,000.00         ZZ
                                         360        544,302.57          1
    2685 SPINNAKER DRIVE               8.250          4,094.40         74
                                       8.000          4,094.40      745,000.00
    RENO             NV   89509          1            10/17/96         00
    0430106641                           03           12/01/96          0
    1512052070                           O            11/01/26
    0


    1545654          074/G01             F          125,900.00         ZZ
                                         360        125,817.64          1
    38065 N CAVE CREEK ROAD #29        8.125            934.81         75
                                       7.875            934.81      169,000.00
    CAVE CREEK       AZ   85331          1            11/04/96         00
    0430106658                           01           01/01/97          0
    1512055920                           O            12/01/26
    0


    1545656          074/G01             F          295,000.00         ZZ
                                         360        294,473.73          1
    13633 231ST PLACE SOUTHEAST        8.625          2,294.48         75
                                       8.375          2,294.48      395,000.00
    ISSAQUAH         WA   98027          1            09/06/96         00
    0430106674                           03           11/01/96          0
    1513052428                           O            10/01/26
    0


    1545657          074/G01             F          304,000.00         ZZ
                                         360        303,414.45          1
    420 SW 10TH STREET                 8.250          2,283.85         80
                                       8.000          2,283.85      380,000.00
    LAKE OSWEGO      OR   97034          1            09/11/96         00
    0430106682                           05           11/01/96          0
    1513053781                           O            10/01/26
    0


    1545658          074/G01             F          500,000.00         ZZ
                                         360        499,061.14          1
    4701 TRAILS END                    8.375          3,800.36         75
                                       8.125          3,800.36      670,000.00
1


    FORT COLLINS     CO   80526          2            09/06/96         00
    0430106690                           03           11/01/96          0
    1513056134                           O            10/01/26
    0


    1545660          074/G01             F          320,000.00         ZZ
                                         360        319,600.82          1
    17208 185TH AVENUE NORTHEAST       8.375          2,432.23         77
                                       8.125          2,432.23      420,000.00
    WOODINVILLE      WA   98072          1            10/14/96         00
    0430106716                           05           12/01/96          0
    1513059450                           O            11/01/26
    0


    1545661          074/G01             F          266,250.00         ZZ
                                         360        265,646.30          1
    295 EAST 3625 NORTH                8.875          2,118.40         75
                                       8.625          2,118.40      355,000.00
    NORTH OGDEN      UT   84414          4            08/30/96         00
    0430106724                           05           10/01/96          0
    1513061633                           O            09/01/26
    0


    1545662          074/G01             F          217,309.00         ZZ
                                         360        217,064.44          1
    5585 DARIEN WAY                    8.875          1,729.01         86
                                       8.625          1,729.01      254,000.00
    COLORADO SPRING  CO   80919          1            10/24/96         10
    0430106732                           03           12/01/96         25
    1513062647                           O            11/01/26
    0


    1545663          074/G01             F          100,000.00         ZZ
                                         360         99,884.52          1
    718 NORTHWEST 92ND STREET          8.750            786.70         59
                                       8.500            786.70      170,000.00
    SEATTLE          WA   98117          5            10/29/96         00
    0430106740                           05           12/01/96          0
    1513069840                           O            11/01/26
    0


    1545664          074/G01             F          255,500.00         ZZ
                                         360        255,197.21          1
    2662 WEST 11275 SOUTH              8.625          1,987.26         80
                                       8.375          1,987.26      322,000.00
    SOUTH JORDAN     UT   84095          5            10/18/96         00
    0430106757                           05           12/01/96          0
    1513070394                           O            11/01/26
    0
1




    1545665          074/G01             F          360,000.00         T
                                         360        359,562.28          1
    1120 ROCKWOOD LANE                 8.500          2,768.09         80
                                       8.250          2,768.09      450,000.00
    ESTES PARK       CO   80517          1            10/30/96         00
    0430106765                           05           12/01/96          0
    1513071885                           O            11/01/26
    0


    1545666          074/G01             F          253,000.00         ZZ
                                         360        252,676.25          1
    8290 WRANGLERS WAY                 8.250          1,900.70         75
                                       8.000          1,900.70      340,000.00
    COLORADO SPRING  CO   80908          2            10/21/96         00
    0430106773                           05           12/01/96          0
    1513076878                           O            11/01/26
    0


    1545668          074/G01             F          285,000.00         ZZ
                                         360        284,625.00          1
    38 MARINE VIEW DR                  8.125          2,116.12         65
                                       7.875          2,116.12      440,000.00
    BLAKELY ISLAND   WA   98222          5            10/24/96         00
    0430106799                           03           12/01/96          0
    1513081131                           O            11/01/26
    0


    1545670          074/G01             F          325,000.00         ZZ
                                         360        324,562.40          1
    89 ARDMORE CT                      8.000          2,384.74         52
                                       7.750          2,384.74      625,000.00
    ASPEN            CO   81611          1            11/04/96         00
    0430106815                           05           12/01/96          0
    1513082735                           O            11/01/26
    0


    1545671          074/G01             F          131,250.00         ZZ
                                         360        131,050.95          1
    4606 MARINE VIEW DRIVE NE          8.875          1,044.29         75
                                       8.625          1,044.29      175,000.00
    TACOMA           WA   98422          1            10/25/96         00
    0430106823                           05           12/01/96          0
    1513084800                           O            11/01/26
    0


    1545672          074/G01             F          330,000.00         ZZ
                                         360        329,082.59          1
1


    860 BALLANTINE ROAD                7.875          2,392.73         78
                                       7.625          2,392.73      425,000.00
    GOLDEN           CO   80401          5            08/19/96         00
    0430106831                           05           10/01/96          0
    1513903467                           O            09/01/26
    0


    1545673          074/G01             F          235,500.00         ZZ
                                         360        233,214.60          1
    11 SORRELL PLACE DR                8.250          1,769.23         80
                                       8.000          1,769.23      295,000.00
    SAN ANTONIO      TX   78248          4            08/28/96         00
    0430106849                           03           10/01/96          0
    1520003841                           O            09/01/26
    0


    1545674          074/G01             F          251,750.00         ZZ
                                         360        251,289.22          1
    1003 PINE HOLLOW DRIVE             8.500          1,935.74         95
                                       8.250          1,935.74      265,000.00
    FRIENDSWOOD      TX   77546          1            09/24/96         10
    0430106856                           05           11/01/96         30
    1522015014                           O            10/01/26
    0


    1545675          074/G01             F          220,850.00         ZZ
                                         360        220,698.01          1
    12540 DEGAS LANE                   7.875          1,601.32         75
                                       7.625          1,601.32      294,500.00
    DALLAS           TX   75230          1            11/13/96         00
    0430106864                           05           01/01/97          0
    1524004020                           O            12/01/26
    0


    1545676          074/G01             F          246,500.00         ZZ
                                         360        245,275.26          1
    1376 MARIA WAY                     8.500          1,895.38         95
                                       8.250          1,895.38      259,500.00
    SAN JOSE         CA   95117          1            04/11/96         11
    0430106872                           05           06/01/96         30
    1561324176                           O            05/01/26
    0


    1545677          074/G01             F          342,400.00         ZZ
                                         360        342,176.01          1
    70 AARON DRIVE                     8.125          2,542.32         80
                                       7.875          2,542.32      428,000.00
    NOVATO           CA   94949          1            11/01/96         00
    0430106880                           03           01/01/97          0
1


    1561332083                           O            12/01/26
    0


    1545678          074/G01             F          292,000.00         ZZ
                                         360        291,451.68          1
    3689 HUFF COURT                    8.375          2,219.42         80
                                       8.125          2,219.42      367,293.00
    PLEASANTON       CA   94588          1            09/11/96         00
    0430106898                           03           11/01/96          0
    1561333654                           O            10/01/26
    0


    1545679          074/G01             F          359,200.00         ZZ
                                         360        358,952.80          1
    3360 THOMAS DRIVE                  7.875          2,604.45         80
                                       7.625          2,604.45      449,000.00
    PALO ALTO        CA   94303          1            11/04/96         00
    0430106906                           05           01/01/97          0
    1561334726                           O            12/01/26
    0


    1545680          074/G01             F          619,950.00         ZZ
                                         360        619,534.02          1
    18877 BELLGROVE CIRCLE             8.000          4,548.98         80
                                       7.750          4,548.98      774,950.00
    SARATOGA         CA   95070          1            11/05/96         00
    0430106914                           05           01/01/97          0
    1561335401                           O            12/01/26
    0


    1545682          074/G01             F          495,000.00         ZZ
                                         360        494,707.75          1
    165 BRODERICK STREET               8.625          3,850.06         74
                                       8.375          3,850.06      675,000.00
    SAN FRANCISCO    CA   94117          5            11/04/96         00
    0430106930                           05           01/01/97          0
    1561336506                           O            12/01/26
    0


    1545683          074/G01             F          275,000.00         ZZ
                                         360        274,648.07          1
    1390 SYDNEY DRIVE                  8.250          2,065.99         74
                                       8.000          2,065.99      375,000.00
    SUNNYVALE        CA   94087          1            10/25/96         00
    0430106948                           05           12/01/96          0
    1561338283                           O            11/01/26
    0


1


    1545685          074/G01             F          265,000.00         ZZ
                                         360        264,463.00          1
    2736 ROSEDALE AVENUE               8.000          1,944.48         65
                                       7.750          1,944.48      412,000.00
    UNIVERSITY PARK  TX   75205          2            09/05/96         00
    0430106963                           05           11/01/96          0
    1563133408                           O            10/01/26
    0


    1545686          074/G01             F          556,000.00         ZZ
                                         360        555,341.10          1
    6470 ABERDEEN AVENUE               8.625          4,324.52         77
                                       8.375          4,324.52      725,000.00
    DALLAS           TX   75230          2            10/21/96         00
    0430106971                           05           12/01/96          0
    1563136199                           O            11/01/26
    0


    1545689          074/G01             F          304,000.00         ZZ
                                         360        303,620.78          1
    6526 PLANTATION DRIVE              8.375          2,310.62         80
                                       8.125          2,310.62      380,000.00
    BAYTOWN          TX   77520          2            10/31/96         00
    0430107003                           05           12/01/96          0
    1563137770                           O            11/01/26
    0


    1545690          074/G01             F          215,000.00         ZZ
                                         360        213,849.07          1
    2535 ELDORADO PARKWAY              8.000          1,577.60         66
                                       7.750          1,577.60      326,000.00
    MC KINNEY        TX   75070          4            11/06/96         00
    0430107011                           03           01/01/97          0
    1563138092                           O            12/01/26
    0


    1545691          074/G01             F          248,350.00         ZZ
                                         360        247,991.63          1
    3937 TEAL COVE LANE                8.250          1,865.77         95
                                       8.000          1,865.77      261,435.00
    THE COLONY       TX   75056          1            11/14/96         11
    0430107029                           03           01/01/97         30
    1563138762                           O            12/01/26
    0


    1545692          074/G01             F          253,000.00         ZZ
                                         360        252,536.90          1
    18319 NE 146TH WAY                 8.500          1,945.36         80
                                       8.250          1,945.36      316,250.00
1


    WOODINVILLE      WA   98072          1            09/25/96         00
    0430107037                           03           11/01/96          0
    1565132177                           O            10/01/26
    0


    1545693          074/G01             F          277,000.00         ZZ
                                         360        276,466.45          1
    9911 SW STONECREEK DRIVE           8.250          2,081.01         62
                                       8.000          2,081.01      450,000.00
    BEAVERTON        OR   97007          2            09/16/96         00
    0430107045                           05           11/01/96          0
    1565139132                           O            10/01/26
    0


    1545694          074/G01             F           55,000.00         ZZ
                                         360         54,904.36          1
    17521 BOTHELL WAY NORTHEAST        8.750            432.69         22
                                       8.500            432.69      250,000.00
    SEATTLE          WA   98155          5            09/19/96         00
    0430107052                           05           11/01/96          0
    1565140867                           O            10/01/26
    0


    1545695          074/G01             F          241,200.00         ZZ
                                         360        240,914.17          1
    23411 49TH AVE SE                  8.625          1,876.03         80
                                       8.375          1,876.03      301,500.00
    BOTHELL          WA   98021          1            10/10/96         00
    0430107060                           05           12/01/96          0
    1565141167                           O            11/01/26
    0


    1545696          074/G01             F          129,600.00         ZZ
                                         360        129,515.22          1
    1505 SE CLAYBOURNE STREET          8.125            962.28         80
                                       7.875            962.28      162,000.00
    PORTLAND         OR   97202          5            11/06/96         00
    0430107078                           05           01/01/97          0
    1565142818                           O            12/01/26
    0


    1545697          074/G01             F          258,500.00         ZZ
                                         360        258,177.52          1
    15508 27TH DR SE                   8.375          1,964.79         79
                                       8.125          1,964.79      330,000.00
    MILL CREEK       WA   98012          2            10/29/96         00
    0430107086                           05           12/01/96          0
    1565143923                           O            11/01/26
    0
1




    1545698          074/G01             F           52,400.00         ZZ
                                         360         52,301.60          1
    326 SECOND AVENUE                  8.375            398.28         75
                                       8.125            398.28       69,900.00
    DECATUR          GA   30030          1            09/26/96         00
    0430107094                           05           11/01/96          0
    1566077176                           O            10/01/26
    0


    1545699          074/G01             F          437,500.00         ZZ
                                         360        436,994.73          1
    6825 POLO DRIVE                    8.750          3,441.82         80
                                       8.500          3,441.82      550,000.00
    CUMMING          GA   30130          2            10/29/96         00
    0430107102                           03           12/01/96          0
    1566078419                           O            11/01/26
    0


    1545700          074/G01             F           73,600.00         ZZ
                                         360         73,555.40          1
    1917 IVY GLEN DRIVE                8.500            565.93         80
                                       8.250            565.93       92,000.00
    SMYRNA           GA   30082          5            11/05/96         00
    0430107110                           07           01/01/97          0
    1566081413                           O            12/01/26
    0


    1545701          074/G01             F          462,000.00         ZZ
                                         360        461,393.52          1
    1005 FEATHERSTONE ROAD             8.125          3,430.34         77
                                       7.875          3,430.34      602,000.00
    ALPHARETTA       GA   30202          1            11/01/96         00
    0430107128                           03           12/01/96          0
    1566081479                           O            11/01/26
    0


    1545703          074/G01             F          138,000.00         ZZ
                                         360        137,909.72          1
    4102 TROTTERS WAY DRIVE            8.125          1,024.65         75
                                       7.875          1,024.65      184,000.00
    LITHONIA         GA   30058          1            11/18/96         00
    0430107144                           03           01/01/97          0
    1566082529                           O            12/01/26
    0


    1545704          074/G01             F          268,100.00         ZZ
                                         360        267,949.69          1
1


    118 HUNTINGDON PLACE               8.875          2,133.13         90
                                       8.625          2,133.13      297,900.00
    BIRMINGHAM       AL   35242          1            11/15/96         04
    0430107151                           03           01/01/97         25
    1566083113                           O            12/01/26
    0


    1545705          074/G01             F          226,100.00         ZZ
                                         360        225,706.90          1
    4404 MARYLAND STREET               8.750          1,778.73         95
                                       8.500          1,778.73      238,000.00
    SAN DIEGO        CA   92116          1            09/09/96         10
    0430107169                           05           11/01/96         30
    1567168288                           O            10/01/26
    0


    1545706          074/G01             F          400,000.00         ZZ
                                         360        399,267.86          1
    2882 CONESTOGA CIRCLE              8.500          3,075.66         80
                                       8.250          3,075.66      500,000.00
    ALPINE           CA   91901          1            09/19/96         00
    0430107177                           03           11/01/96          0
    1567168302                           O            10/01/26
    0


    1545707          074/G01             F          310,000.00         ZZ
                                         360        309,432.57          1
    5576 CHELSEA AVENUE                8.500          2,383.64         78
                                       8.250          2,383.64      400,000.00
    SAN DIEGO        CA   92037          2            09/06/96         00
    0430107185                           05           11/01/96          0
    1567168437                           O            10/01/26
    0


    1545708          074/G01             F          260,000.00         ZZ
                                         360        258,932.01          1
    5005 HIGHWAY 79                    8.625          2,022.26         47
                                       8.375          2,022.26      560,000.00
    JULIAN           CA   92036          5            09/20/96         00
    0430107193                           05           11/01/96          0
    1567168889                           O            10/01/26
    0


    1545709          074/G01             F          230,900.00         ZZ
                                         360        230,455.24          1
    305 SIDESADDLE CIRCLE              8.250          1,734.68         80
                                       8.000          1,734.68      288,640.00
    SCOTTS VALLEY    CA   95066          1            09/04/96         00
    0430107201                           03           11/01/96          0
1


    1567169305                           O            10/01/26
    0


    1545710          074/G01             F          430,000.00         ZZ
                                         360        429,212.96          1
    1580 RIVERVIEW DRIVE               8.500          3,306.33         75
                                       8.250          3,306.33      575,000.00
    FALLBROOK        CA   92028          1            09/26/96         00
    0430107219                           05           11/01/96          0
    1567170949                           O            10/01/26
    0


    1545711          074/G01             F          239,950.00         ZZ
                                         360        239,521.93          1
    5484 BLOCH STREET                  8.625          1,866.31         80
                                       8.375          1,866.31      299,999.00
    SAN DIEGO        CA   92122          1            09/25/96         00
    0430107227                           05           11/01/96          0
    1567171103                           O            10/01/26
    0


    1545712          074/G01             F          592,000.00         ZZ
                                         360        591,298.45          1
    2316 VIA ACALONES                  8.625          4,604.52         80
                                       8.375          4,604.52      740,000.00
    PALOS VERDES ES  CA   90274          5            10/25/96         00
    0430107235                           05           12/01/96          0
    1567171850                           O            11/01/26
    0


    1545713          074/G01             F          220,200.00         ZZ
                                         360        220,055.96          1
    7111 ROCK VALLEY COURT             8.125          1,634.98         80
                                       7.875          1,634.98      275,300.00
    SAN DIEGO        CA   92122          1            11/01/96         00
    0430107243                           05           01/01/97          0
    1567172966                           O            12/01/26
    0


    1545714          074/G01             F          637,500.00         ZZ
                                         360        637,113.80          1
    8830 BIG BLUFF AVENUE              8.500          4,901.83         75
                                       8.250          4,901.83      850,000.00
    LAS VEGAS        NV   89113          1            11/06/96         00
    0430107250                           03           01/01/97          0
    1567174440                           O            12/01/26
    0


1


    1545716          074/G01             F          300,000.00         ZZ
                                         360        299,478.38          1
    7100 NORTH CAMINO SIN VACAS        8.750          2,360.11         73
                                       8.500          2,360.11      415,000.00
    TUCSON           AZ   85718          1            09/09/96         00
    0430107276                           03           11/01/96          0
    1569137117                           O            10/01/26
    0


    1545717          074/G01             F          334,700.00         ZZ
                                         360        334,071.51          1
    7124 HEARTLAND WAY                 8.375          2,543.97         80
                                       8.125          2,543.97      418,400.00
    SAN JOSE         CA   95135          1            09/19/96         00
    0430107284                           05           11/01/96          0
    1573155983                           O            10/01/26
    0


    1545718          074/G01             F          221,600.00         ZZ
                                         360        221,150.92          1
    2095 MADERA COURT                  8.000          1,626.03         80
                                       7.750          1,626.03      277,000.00
    TRACY            CA   95376          1            09/03/96         00
    0430107292                           05           11/01/96          0
    1573158096                           O            10/01/26
    0


    1545719          074/G01             F          334,000.00         ZZ
                                         360        333,372.81          1
    7085 WILDERNESS CIRCLE             8.375          2,538.65         80
                                       8.125          2,538.65      417,622.00
    SAN JOSE         CA   95135          1            09/19/96         00
    0430107300                           05           11/01/96          0
    1573159340                           O            10/01/26
    0


    1545720          074/G01             F          292,000.00         ZZ
                                         360        291,465.54          1
    112 SUMMER SHADE COURT             8.500          2,245.23         80
                                       8.250          2,245.23      365,000.00
    FOLSOM           CA   95630          2            09/20/96         00
    0430107318                           05           11/01/96          0
    1573160065                           O            10/01/26
    0


    1545721          074/G01             F          400,000.00         ZZ
                                         360        399,513.63          1
    11760 CEMENT HILL ROAD             8.500          3,075.66         77
                                       8.250          3,075.66      520,000.00
1


    NEVADA CITY      CA   95959          2            10/30/96         00
    0430107326                           05           12/01/96          0
    1573162016                           O            11/01/26
    0


    1545722          074/G01             F          247,500.00         ZZ
                                         360        247,342.17          1
    1201 MARKHAM WAY                   8.250          1,859.39         90
                                       8.000          1,859.39      275,000.00
    SACRAMENTO       CA   95818          2            11/06/96         04
    0430107334                           05           01/01/97         25
    1573163573                           O            12/01/26
    0


    1545724          074/G01             F          210,000.00         ZZ
                                         360        209,670.87          1
    1258 HIGHWAY 35 NORTH              9.250          1,727.62         63
                                       9.000          1,727.62      335,000.00
    HUDSON           WI   54016          5            09/20/96         00
    0430107359                           05           11/01/96          0
    1576026116                           O            10/01/26
    0


    1545725          074/G01             F           87,750.00         ZZ
                                         360         87,646.01          1
    3230 GREENBRIER STREET             8.625            682.51         75
                                       8.375            682.51      117,000.00
    VADNAIS HEIGHTS  MN   55127          2            10/28/96         00
    0430107367                           05           12/01/96          0
    1576029500                           O            11/01/26
    0


    1545726          074/G01             F          120,000.00         ZZ
                                         360        119,667.30          1
    415 1/2 COUNTY ROAD 23             8.500            922.70         75
                                       8.250            922.70      160,000.00
    ISANTI           MN   55040          1            11/08/96         00
    0430107375                           05           01/01/97          0
    1576029748                           O            12/01/26
    0


    1545728          074/G01             F          146,250.00         ZZ
                                         360        146,072.17          1
    1138 HOLLYBROOK DRIVE              8.500          1,124.54         75
                                       8.250          1,124.54      195,000.00
    WAYZATA          MN   55391          1            11/05/96         00
    0430107391                           03           12/01/96          0
    1576031218                           O            11/01/26
    0
1




    1545729          074/G01             F           77,000.00         ZZ
                                         360         76,954.54          1
    2142 NORTHEAST 7TH AVENUE          8.625            598.90         65
                                       8.375            598.90      120,000.00
    OWATONNA         MN   55060          5            11/08/96         00
    0430107409                           05           01/01/97          0
    1576031433                           O            12/01/26
    0


    1545730          074/G01             F          143,450.00         ZZ
                                         360        143,271.04          1
    7412 UPPER 136TH STREET WEST       8.375          1,090.33         72
                                       8.125          1,090.33      201,000.00
    APPLE VALLEY     MN   55124          2            10/31/96         00
    0430107417                           05           12/01/96          0
    1576031466                           O            11/01/26
    0


    1545731          074/G01             F          205,000.00         ZZ
                                         360        204,652.65          1
    193 BROADVIEW LOOP                 8.875          1,631.08         59
                                       8.625          1,631.08      350,000.00
    MOORESVILLE      NC   28115          5            09/27/96         00
    0430107425                           05           11/01/96          0
    1577036830                           O            10/01/26
    0


    1545732          074/G01             F          169,600.00         ZZ
                                         360        169,504.91          1
    286 LANE HEDGECOCK ROAD            8.875          1,349.42         80
                                       8.625          1,349.42      212,000.00
    KINGSTON         TN   37763          5            11/06/96         00
    0430107433                           05           01/01/97          0
    1577052687                           O            12/01/26
    0


    1545733          074/G01             F          275,500.00         ZZ
                                         360        275,147.43          1
    511 JONES LANE                     8.250          2,069.74         95
                                       8.000          2,069.74      290,000.00
    HENDERSONVILLE   TN   37075          1            11/01/96         11
    0430107441                           05           12/01/96         30
    1577054194                           O            11/01/26
    0


    1545734          074/G01             F          144,350.00         ZZ
                                         360        144,169.92          1
1


    205 CHESWICK COURT                 8.375          1,097.17         75
                                       8.125          1,097.17      192,500.00
    NASHVILLE        TN   37215          1            11/04/96         00
    0430107458                           01           12/01/96          0
    1577055084                           O            11/01/26
    0


    1545735          074/G01             F          127,400.00         T
                                         360        127,172.71          1
    0180 LA BONTE STREET #426          8.625            990.91         65
                                       8.375            990.91      196,000.00
    DILLON           CO   80435          1            09/11/96         00
    0430107466                           01           11/01/96          0
    1579031418                           O            10/01/26
    0


    1545736          074/G01             F          140,100.00         ZZ
                                         360        139,767.93          1
    145 EAST 11800 SOUTH               8.750          1,102.17         63
                                       8.500          1,102.17      224,000.00
    DRAPER           UT   84020          2            09/25/96         00
    0430107474                           05           11/01/96          0
    1579032126                           O            10/01/26
    0


    1545737          074/G01             F           56,000.00         ZZ
                                         360         55,897.48          1
    7462 EAST PRINCETON AVENUE         8.500            430.60         70
                                       8.250            430.60       80,000.00
    DENVER           CO   80237          1            09/30/96         00
    0430107482                           01           11/01/96          0
    1579032862                           O            10/01/26
    0


    1545738          074/G01             F          352,000.00         ZZ
                                         360        351,571.99          1
    1790 KEARNEY STREET                8.500          2,706.58         80
                                       8.250          2,706.58      440,000.00
    DENVER           CO   80220          5            10/29/96         00
    0430107490                           05           12/01/96          0
    1579034530                           O            11/01/26
    0


    1545739          074/G01             F          209,650.00         ZZ
                                         360        209,529.38          1
    535 NIELSON GULCH                  8.750          1,649.32         70
                                       8.500          1,649.32      299,500.00
    EAGLE            CO   81631          1            11/08/96         00
    0430107508                           03           01/01/97          0
1


    1579034879                           O            12/01/26
    0


    1545740          074/G01             F          131,250.00         ZZ
                                         360        131,172.51          1
    12164 STATE HIGHWAY 75             8.625          1,020.85         75
                                       8.375          1,020.85      175,000.00
    BLAINE COUNTY    ID   83333          1            11/12/96         00
    0430107516                           05           01/01/97          0
    1579035758                           O            12/01/26
    0


    1545741          074/G01             F           91,800.00         ZZ
                                         360         91,747.18          1
    1521 CENTRAL STREET #2E            8.750            722.20         80
                                       8.500            722.20      114,785.00
    DENVER           CO   80211          1            11/11/96         00
    0430107524                           01           01/01/97          0
    1579035827                           O            12/01/26
    0


    1545742          074/G01             F          375,000.00         T
                                         360        374,760.88          1
    116 SUNNYSIDE DRIVE                8.250          2,817.25         75
                                       8.000          2,817.25      500,000.00
    KETCHUM          ID   83340          1            11/05/96         00
    0430107532                           05           01/01/97          0
    1579035850                           O            12/01/26
    0


    1545744          074/G01             F          390,000.00         ZZ
                                         360        389,744.88          1
    1337 LAKE CREEK ROAD               8.125          2,895.74         54
                                       7.875          2,895.74      725,000.00
    EDWARDS          CO   81632          5            11/12/96         00
    0430107557                           05           01/01/97          0
    1579036524                           O            12/01/26
    0


    1545747          074/G01             F           67,200.00         ZZ
                                         360         66,938.39          1
    6420 SAVANNAH AVENUE               8.250            504.86         80
                                       8.000            504.86       84,000.00
    CINCINNATI       OH   45239          5            06/13/96         00
    0430107581                           05           08/01/96          0
    1581053377                           O            07/01/26
    0


1


    1545748          074/G01             F           84,000.00         ZZ
                                         360         83,923.35          1
    5617 WOLF LAKE ROAD                9.875            729.42         80
                                       9.625            729.42      105,000.00
    GRASS LAKE       MI   49240          5            10/28/96         00
    0430107599                           05           12/01/96          0
    1581069209                           O            11/01/26
    0


    1545749          074/G01             F          104,000.00         ZZ
                                         360        103,870.25          1
    186 SUNSET ROAD                    8.375            790.48         80
                                       8.125            790.48      130,000.00
    PITTSBURGH       PA   15237          5            10/31/96         00
    0430107607                           05           12/01/96          0
    1581071109                           O            11/01/26
    0


    1545750          074/G01             F           59,600.00         ZZ
                                         360         59,560.00          1
    RR 1 BOX 95                        8.000            437.33         80
                                       7.750            437.33       74,500.00
    GENTRYVILLE      IN   47537          5            11/01/96         00
    0430107615                           05           01/01/97          0
    1581073035                           O            12/01/26
    0


    1545751          074/G01             F           45,000.00         T
                                         360         44,975.41          1
    5760 WOODLAND DRIVE                9.000            362.09         50
                                       8.750            362.09       90,000.00
    KALKASKA         MI   49646          1            11/13/96         00
    0430107623                           05           01/01/97          0
    1581073080                           O            12/01/26
    0


    1545752          074/G01             F          557,000.00         ZZ
                                         360        556,711.23          1
    2719 INDIAN MOUND ROAD             9.250          4,582.31         79
                                       9.000          4,582.31      713,000.00
    BLOOMFIELD HILL  MI   48301          2            11/06/96         00
    0430107631                           05           01/01/97          0
    1581073385                           O            12/01/26
    0


    1545754          074/G01             F          291,600.00         ZZ
                                         360        291,304.34          1
    2168 PARMALEE LANE                 9.375          2,425.38         71
                                       9.125          2,425.38      415,000.00
1


    BRIGHTON         MI   48116          4            10/28/96         00
    0430107656                           05           12/01/96          0
    1581075154                           O            11/01/26
    0


    1545755          074/G01             F          108,700.00         ZZ
                                         360        108,637.45          1
    715 HIGHVIEW                       8.750            855.15         75
                                       8.500            855.15      145,000.00
    DEARBORN         MI   48124          1            11/14/96         00
    0430107664                           05           01/01/97          0
    1581075540                           O            12/01/26
    0


    1545757          074/G01             F          300,000.00         ZZ
                                         360        299,831.82          1
    6707 VIENNA WAY                    8.875          2,386.93         93
                                       8.625          2,386.93      325,000.00
    BELLAIRE         MI   49615          1            11/14/96         01
    0430107680                           05           01/01/97         30
    1581077375                           O            12/01/26
    0


    1545758          074/G01             F          135,000.00         ZZ
                                         360        134,739.97          1
    3012 NORTH WATERLOO COURT #5       8.250          1,014.21         64
                                       8.000          1,014.21      212,000.00
    CHICAGO          IL   60657          2            09/25/96         00
    0430107698                           01           11/01/96          0
    1583031830                           O            10/01/26
    0


    1545759          074/G01             F          450,000.00         ZZ
                                         360        449,294.72          1
    908 WEST WEBSTER AVENUE            9.250          3,702.04         64
                                       9.000          3,702.04      710,000.00
    CHICAGO          IL   60614          5            09/20/96         00
    0430107706                           05           11/01/96          0
    1583033326                           O            10/01/26
    0


    1545760          074/G01             F          350,000.00         ZZ
                                         360        349,771.04          1
    785 MT PLEASANT                    8.125          2,598.75         37
                                       7.875          2,598.75      959,875.00
    WINNETKA         IL   60093          1            11/08/96         00
    0430107714                           05           01/01/97          0
    1583034067                           O            12/01/26
    0
1




    1545761          074/G01             F          390,000.00         ZZ
                                         360        389,763.73          1
    2119 N BISSELL STREET              8.500          2,998.77         80
                                       8.250          2,998.77      487,500.00
    CHICAGO          IL   60614          1            11/14/96         00
    0430107722                           07           01/01/97          0
    1583035456                           O            12/01/26
    0


    1545762          074/G01             F          210,750.00         ZZ
                                         360        210,628.75          1
    1480 CARRIAGE CROSSING LANE        8.750          1,657.97         75
                                       8.500          1,657.97      281,000.00
    CHESTERFIELD     MO   63005          1            11/15/96         00
    0430107730                           03           01/01/97          0
    1583036801                           O            12/01/26
    0


    1545764          074/G01             F          260,000.00         ZZ
                                         360        259,842.49          1
    1700 BURNING OAK TRAIL             8.500          1,999.18         52
                                       8.250          1,999.18      500,000.00
    BARRINGTON HILL  IL   60010          5            11/01/96         00
    0430107755                           05           01/01/97          0
    1583037032                           O            12/01/26
    0


    1545766          074/G01             F          115,237.00         ZZ
                                         360        114,982.39          1
    159 WEST HARBOR DRIVE              9.000            927.22         75
                                       8.750            927.22      153,650.00
    HENDERSONVILLE   TN   37075          1            08/14/96         00
    0430107771                           03           10/01/96          0
    1585033338                           O            09/01/26
    0


    1545767          074/G01             F          220,000.00         ZZ
                                         360        219,607.53          1
    13949 MARBLESTONE DRIVE            8.625          1,711.14         79
                                       8.375          1,711.14      280,000.00
    CLIFTON          VA   22024          5            09/20/96         00
    0430107789                           03           11/01/96          0
    1587043740                           O            10/01/26
    0


    1545768          074/G01             F          300,000.00         ZZ
                                         360        299,798.70          1
1


    14212 DUNWOOD VALLEY DRIVE         8.000          2,201.30         95
                                       7.750          2,201.30      315,900.00
    BOWIE            MD   20721          1            11/13/96         14
    0430107797                           05           01/01/97         30
    1587046691                           O            12/01/26
    0


    1545769          074/G01             F          546,000.00         ZZ
                                         360        545,301.27          1
    9055 TOWER HOUSE PLACE             8.250          4,101.92         75
                                       8.000          4,101.92      728,000.00
    ALEXANDRIA       VA   22308          4            11/04/96         00
    0430107805                           05           12/01/96          0
    1587048154                           O            11/01/26
    0


    1545770          074/G01             F          100,000.00         ZZ
                                         360         99,826.11          1
    18522 NORTH WEST 23RD STREET       8.750            786.71         68
                                       8.500            786.71      148,000.00
    PEMBROKE PINES   FL   33029          1            09/27/96         00
    0430107813                           03           11/01/96          0
    1589058760                           O            10/01/26
    0


    1545771          074/G01             F          180,000.00         ZZ
                                         360        179,896.42          1
    2200 NE 17TH PLACE                 8.750          1,416.06         75
                                       8.500          1,416.06      240,000.00
    FT LAUDERDALE    FL   33305          1            11/15/96         00
    0430107821                           05           01/01/97          0
    1589078757                           O            12/01/26
    0


    1545772          074/G01             F          272,200.00         ZZ
                                         360        271,869.02          1
    21645 FALL RIVER DRIVE             8.500          2,092.99         80
                                       8.250          2,092.99      340,339.00
    BOCA RATON       FL   33428          1            11/05/96         00
    0430107839                           09           12/01/96          0
    1589078780                           O            11/01/26
    0


    1545775          074/G01             F          120,000.00         ZZ
                                         360        119,921.50          1
    2249 SOUTHWEST 119 AVENUE          8.125            891.00         71
                                       7.875            891.00      169,790.00
    MIRAMAR          FL   33025          1            11/08/96         00
    0430107862                           03           01/01/97          0
1


    1590021484                           O            12/01/26
    0


    1545776          074/G01             F           92,000.00         ZZ
                                         360         91,893.74          1
    2018 NW 21ST LANE                  8.750            723.77         80
                                       8.500            723.77      115,000.00
    GAINESVILLE      FL   32605          2            11/01/96         00
    0430107870                           05           12/01/96          0
    1590025689                           O            11/01/26
    0


    1545777          074/G01             F          584,000.00         ZZ
                                         360        582,931.09          1
    6881 CAMBRIA COVE                  8.500          4,490.46         80
                                       8.250          4,490.46      730,000.00
    HUNTINGTON BEAC  CA   92648          1            09/20/96         00
    0430107888                           05           11/01/96          0
    1595006240                           O            10/01/26
    0


    1545778          074/G01             F          223,250.00         ZZ
                                         360        222,662.89          1
    26523 AMADOR LANE                  9.250          1,836.63         95
                                       9.000          1,836.63      235,000.00
    LAKE ARROWHEAD   CA   92352          1            09/12/96         10
    0430107896                           05           11/01/96         30
    1595010102                           O            10/01/26
    0


    1545779          074/G01             F          395,950.00         ZZ
                                         360        395,430.23          1
    17 BLESSING                        8.125          2,939.92         80
                                       7.875          2,939.92      494,990.00
    IRVINE           CA   92612          1            10/28/96         00
    0430107904                           03           12/01/96          0
    1595011932                           O            11/01/26
    0


    1545780          074/G01             F          279,900.00         ZZ
                                         360        279,721.51          1
    1558 RANCHO HILLS DRIVE            8.250          2,102.80         80
                                       8.000          2,102.80      349,928.00
    CHINO HILLS      CA   91709          1            11/04/96         00
    0430107912                           05           01/01/97          0
    1595012028                           O            12/01/26
    0


1


    1545781          074/G01             F          324,000.00         T
                                         360        323,595.81          1
    55089 FIRESTONE #211               8.375          2,462.64         80
                                       8.125          2,462.64      405,000.00
    LA QUINTA        CA   92253          1            10/30/96         00
    0430107920                           01           12/01/96          0
    1595012050                           O            11/01/26
    0


    1545782          074/G01             F          380,000.00         ZZ
                                         360        379,757.68          2
    507 & 507 1/2 FERNLEAF AVENUE      8.250          2,854.82         80
                                       8.000          2,854.82      475,000.00
    NEWPORT BEACH    CA   92625          1            11/05/96         00
    0430107938                           05           01/01/97          0
    1595015161                           O            12/01/26
    0


    1545783          074/G01             F          300,000.00         ZZ
                                         360        299,184.66          1
    3085 COUNTRY CLUB DRIVE            8.375          2,280.22         37
                                       8.125          2,280.22      825,000.00
    COSTA MESA       CA   92626          5            10/29/96         00
    0430107946                           05           12/01/96          0
    1595015310                           O            11/01/26
    0


    1545785          074/G01             F          240,000.00         ZZ
                                         360        239,843.00          1
    1380 HEATHERIDGE LANE              8.125          1,782.00         80
                                       7.875          1,782.00      300,000.00
    CHINO HILLS      CA   91709          1            11/04/96         00
    0430107961                           05           01/01/97          0
    1595015820                           O            12/01/26
    0


    1545786          074/G01             F          480,000.00         ZZ
                                         360        479,693.92          1
    332 L STREET                       8.250          3,606.08         80
                                       8.000          3,606.08      600,000.00
    NEWPORT BEACH    CA   92661          1            11/06/96         00
    0430107979                           05           01/01/97          0
    1595015911                           O            12/01/26
    0


    1545787          074/G01             F          164,500.00         T
                                         360        164,407.77          1
    6003 CALMFIELD AVENUE              8.875          1,308.84         70
                                       8.625          1,308.84      235,000.00
1


    AGOURA HILLS     CA   91301          1            11/07/96         00
    0430107987                           03           01/01/97          0
    1595016415                           O            12/01/26
    0


    1545788          074/G01             F          384,000.00         ZZ
                                         360        383,260.33          1
    5754 MIDDLE CREST DRIVE            8.250          2,884.87         80
                                       8.000          2,884.87      480,000.00
    AGOURA HILLS     CA   91301          2            09/09/96         00
    0430107995                           03           11/01/96          0
    1596011188                           O            10/01/26
    0


    1545789          074/G01             F          303,800.00         ZZ
                                         360        303,620.63          1
    17 HUMBOLDT STREET                 8.625          2,362.93         90
                                       8.375          2,362.93      338,000.00
    SIMI VALLEY      CA   93065          1            11/01/96         10
    0430108001                           03           01/01/97         25
    1596013285                           O            12/01/26
    0


    1545790          074/G01             F          450,000.00         ZZ
                                         360        449,713.05          1
    10380 ROCHESTER AVENUE             8.250          3,380.70         51
                                       8.000          3,380.70      895,000.00
    LOS ANGELES      CA   90024          5            11/05/96         00
    0430108019                           05           01/01/97          0
    1596013842                           O            12/01/26
    0


    1545791          074/G01             F          110,250.00         ZZ
                                         360        110,176.02          1
    839 LARRABEE #8                    8.000            808.98         70
                                       7.750            808.98      157,500.00
    WEST HOLLYWOOD   CA   90069          1            11/04/96         00
    0430108027                           01           01/01/97          0
    1596013922                           O            12/01/26
    0


    1545793          074/G01             F        1,000,000.00         ZZ
                                         360        999,453.77          1
    31721 SEA LEVEL DRIVE              9.000          8,046.23         50
                                       8.750          8,046.23    2,000,000.00
    MALIBU           CA   90265          2            11/08/96         00
    0430108043                           05           01/01/97          0
    1596014834                           O            12/01/26
    0
1




    1545795          074/G01             F          650,000.00         T
                                         360        649,574.80          1
    3087 JAMESON BEACH ROAD            8.125          4,826.24         39
                                       7.875          4,826.24    1,700,000.00
    SOUTH LAKE TAHO  CA   96150          2            11/11/96         00
    0430108068                           05           01/01/97          0
    1596016024                           O            12/01/26
    0


    1545796          074/G01             F          548,000.00         ZZ
                                         360        547,641.53          1
    13545 NIGHTSKY DRIVE               8.125          4,068.89         80
                                       7.875          4,068.89      685,000.00
    CAMARILLO        CA   93012          1            11/13/96         00
    0430108076                           03           01/01/97          0
    1596017118                           O            12/01/26
    0


    1545797          074/G01             F          337,600.00         ZZ
                                         360        337,013.04          1
    2770 GARRISON AVENUE               8.750          2,655.90         80
                                       8.500          2,655.90      422,000.00
    EVANSTON         IL   60201          1            09/27/96         00
    0430108084                           05           11/01/96          0
    1610000576                           O            10/01/26
    0


    1545798          074/G01             F          486,200.00         ZZ
                                         360        485,332.65          1
    227 CARRIAGE TR                    8.625          3,781.61         80
                                       8.375          3,781.61      607,787.00
    BARRINGTON       IL   60010          1            09/13/96         00
    0430108092                           03           11/01/96          0
    1612036938                           O            10/01/26
    0


    1545799          074/G01             F          230,000.00         ZZ
                                         360        229,849.55          1
    823 RIDGE TER                      8.125          1,707.74         67
                                       7.875          1,707.74      346,150.00
    EVANSTON         IL   60201          1            11/04/96         00
    0430108100                           05           01/01/97          0
    1614009233                           O            12/01/26
    0


    1545800          074/G01             F          278,800.00         ZZ
                                         360        278,188.29          1
1


    10303 WINSTEAD COURT               8.500          2,143.73         80
                                       8.250          2,143.73      350,000.00
    WOODSTOCK        MD   21163          2            09/25/96         00
    0430108118                           05           11/01/96          0
    1741157166                           O            10/01/26
    0


    1545801          074/G01             F          244,800.00         ZZ
                                         360        244,277.21          1
    11710 AYRESHIRE ROAD               8.125          1,817.63         90
                                       7.875          1,817.63      272,000.00
    OAKTON           VA   22124          2            10/31/96         11
    0430108126                           03           12/01/96         25
    1761090920                           O            11/01/26
    0


    1545802          074/G01             F          476,250.00         ZZ
                                         360        475,946.31          1
    14 UNION PARK                      8.250          3,577.91         75
                                       8.000          3,577.91      635,000.00
    BOSTON           MA   02118          5            11/01/96         00
    0430108134                           07           01/01/97          0
    1811065956                           O            12/01/26
    0


    1545803          074/G01             F          440,000.00         ZZ
                                         360        439,173.79          1
    154 NEWTON STREET                  8.375          3,344.32         80
                                       8.125          3,344.32      550,000.00
    WESTON           MA   02193          1            09/30/96         00
    0430108142                           03           11/01/96          0
    1813077050                           O            10/01/26
    0


    1545810          623/623             F          258,750.00         ZZ
                                         360        258,750.00          1
    16221 GLENCOVE DRIVE               8.875          2,058.73         75
                                       7.750          2,058.73      345,000.00
    HACIENDA HEIGHT  CA   91745          2            12/05/96         00
    67096263                             03           02/01/97          0
    67096263                             O            01/01/27
    0


    1545817          E22/G01             F          148,000.00         ZZ
                                         360        147,903.18          1
    17520 201ST AVENUE NORTHEAST       8.125          1,098.90         80
                                       7.875          1,098.90      185,000.00
    WOODINVILLE      WA   98072          1            11/21/96         00
    0410221303                           05           01/01/97          0
1


    410221303                            O            12/01/26
    0


    1545830          731/G01             F          293,200.00         ZZ
                                         360        293,026.90          1
    3417 HAZELNUT COURT                8.625          2,280.48         80
                                       8.375          2,280.48      366,511.00
    SIMI VALLEY      CA   93065          1            11/05/96         00
    0430109801                           05           01/01/97          0
    4001154                              O            12/01/26
    0


    1545842          439/G01             F          188,000.00         ZZ
                                         360        187,883.74          1
    104 LEDGEWOOD DRIVE                8.400          1,432.26         71
                                       8.150          1,432.26      268,000.00
    SMITHTOWN        NY   11787          1            11/15/96         00
    0430097949                           05           01/01/97          0
    18772960                             O            12/01/26
    0


    1545847          E22/G01             F           93,700.00         ZZ
                                         360         93,700.00          1
    3981 REDONDO STREET                7.625            663.20         72
                                       7.375            663.20      131,000.00
    RIVERSIDE        CA   92505          2            12/03/96         00
    0410231856                           05           02/01/97          0
    410231856                            O            01/01/27
    0


    1545849          E22/G01             F           80,500.00         ZZ
                                         360         80,500.00          1
    1820 N.W. 32ND COURT               8.000            590.68         70
                                       7.750            590.68      116,000.00
    OAKLAND PARK     FL   33309          2            12/06/96         00
    0410254213                           05           02/01/97          0
    410254213                            O            01/01/27
    0


    1545851          E22/G01             F          238,500.00         ZZ
                                         360        238,500.00          1
    27180 BAPTIST CHURCH ROAD          8.750          1,876.28         70
                                       8.500          1,876.28      341,000.00
    MECHANICSVILLE   MD   20659          2            12/06/96         00
    0410253827                           05           02/01/97          0
    410253827                            O            01/01/27
    0


1


    1545860          E22/G01             F          337,500.00         ZZ
                                         360        337,300.74          1
    7028 LAKESHORE DRIVE               8.625          2,625.04         90
                                       8.375          2,625.04      375,000.00
    DALLAS           TX   75214          1            12/02/96         10
    0410325906                           05           01/01/97         25
    410325906                            O            12/01/26
    0


    1545866          E22/G01             F          116,250.00         ZZ
                                         360        116,250.00          1
    2450 N.E. 201ST STREET             8.625            904.18         75
                                       8.375            904.18      155,000.00
    NORTH MIAMI BEA  FL   33180          1            12/12/96         00
    0410255624                           05           02/01/97          0
    410255624                            O            01/01/27
    0


    1545867          G09/G01             F          294,000.00         ZZ
                                         360        294,000.00          1
    2630 MANSFIELD MANOR NORTH         8.125          2,182.94         80
                                       7.875          2,182.94      367,500.00
    COLLIERVILLE     TN   38017          1            12/27/96         00
    0430113225                           03           02/01/97          0
    81536                                O            01/01/27
    0


    1545871          439/G01             F          124,800.00         ZZ
                                         360        124,725.17          1
    22 FULLER STREET                   8.550            964.03         65
                                       8.300            964.03      192,000.00
    HUNTINGTON STAT  NY   11746          5            11/19/96         00
    0430097980                           05           01/01/97          0
    18744516                             O            12/01/26
    0


    1545872          526/526             F          261,150.00         ZZ
                                         360        260,979.16          1
    14503 N.E. 301ST CIRCLE            8.125          1,939.04         95
                                       7.875          1,939.04      274,900.00
    BATTLEGROUND     WA   98604          1            11/01/96         12
    0145778                              05           01/01/97         30
    0145778                              O            12/01/26
    0


    1545882          E22/G01             F          229,500.00         ZZ
                                         360        229,500.00          1
    7184 SHAKESPEARE PLACE             7.875          1,664.03         90
                                       7.625          1,664.03      255,000.00
1


    MOORPARK         CA   93021          2            12/03/96         04
    0410291025                           03           02/01/97         25
    410291025                            O            01/01/27
    0


    1545885          E22/G01             F          152,000.00         ZZ
                                         360        152,000.00          1
    1440 VICTORIA DRIVE                8.000          1,115.32         80
                                       7.750          1,115.32      190,000.00
    FULLERTON        CA   92631          2            12/06/96         00
    0410291322                           05           02/01/97          0
    410291322                            O            01/01/27
    0


    1545899          439/G01             F           50,600.00         ZZ
                                         360         50,510.17          1
    425 WALNUT CREEK ROAD, #1606       8.650            394.47         75
                                       8.400            394.47       67,500.00
    LISLE            IL   60532          1            09/17/96         00
    0430098046                           08           11/01/96          0
    18728006                             O            10/01/26
    0


    1545906          E19/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
    8706 HERRICK AVENUE                8.625            777.79         77
                                       8.375            777.79      130,000.00
    LOS ANGELES      CA   91352          1            12/16/96         00
    0430117069                           05           02/01/97          0
    100013636                            O            01/01/27
    0


    1545920          B98/G01             F          236,000.00         ZZ
                                         360        236,000.00          1
    706 NORTH GATE ROAD                8.375          1,793.77         80
                                       8.125          1,793.77      295,000.00
    WALNUT CREEK     CA   94598          1            12/30/96         00
    0430117804                           05           02/01/97          0
    1545920                              O            01/01/27
    0


    1545929          E61/G01             F          204,000.00         ZZ
                                         360        204,000.00          1
    588 N. BAYWOOD AVENUE              7.750          1,461.48         80
                                       7.500          1,461.48      255,000.00
    SAN JOSE         CA   95128          1            12/06/96         00
    0430100982                           05           02/01/97          0
    13299                                O            01/01/27
    0
1




    1545931          637/G01             F          390,000.00         ZZ
                                         360        390,000.00          1
    927 PARK AVENUE                    7.875          2,827.77         68
                                       7.625          2,827.77      580,000.00
    MANHASSET        NY   11030          1            12/03/96         00
    0430103200                           05           02/01/97          0
    9381781                              O            01/01/27
    0


    1545934          637/G01             F          145,000.00         ZZ
                                         360        144,912.15          1
    11 CREST HOLLOW LANE               8.500          1,114.93         62
                                       8.250          1,114.93      235,000.00
    MANORVILLE       NY   11949          1            11/26/96         00
    0430104133                           05           01/01/97          0
    9101247                              O            12/01/26
    0


    1545942          637/G01             F          267,200.00         ZZ
                                         360        267,006.60          1
    2631 SIMMONS ROAD N.W.             7.625          1,891.23         80
                                       7.375          1,891.23      334,000.00
    OLYMPIA          WA   98502          1            11/22/96         00
    0430110114                           05           01/01/97          0
    9489022                              O            12/01/26
    0


    1545944          637/G01             F          234,850.00         ZZ
                                         360        234,692.42          1
    23 HACIENDA COURT                  8.000          1,723.25         90
                                       7.750          1,723.25      261,000.00
    SAN RAFAEL       CA   94903          1            11/19/96         10
    0430102806                           05           01/01/97         25
    9312646                              O            12/01/26
    0


    1545947          637/G01             F          442,500.00         ZZ
                                         360        442,203.09          1
    475 VIA DEL REY                    8.000          3,246.91         75
                                       7.750          3,246.91      590,000.00
    MONTEREY         CA   93940          5            11/15/96         00
    0430104893                           05           01/01/97          0
    9312968                              O            12/01/26
    0


    1545958          387/387             F          274,000.00         ZZ
                                         360        273,829.69          1
1


    4646 FALLSTONE COURT               8.375          2,082.60         80
                                       8.125          2,082.60      345,000.00
    SAN JOSE         CA   95124          2            11/11/96         00
    836320                               05           01/01/97          0
    836320                               O            12/01/26
    0


    1545959          387/387             F          259,500.00         ZZ
                                         360        259,334.52          1
    3738 MERU LANE                     8.250          1,949.54         75
                                       8.000          1,949.54      346,000.00
    SANTA BARBARA    CA   93105          1            11/14/96         00
    836155                               05           01/01/97          0
    836155                               O            12/01/26
    0


    1545961          387/387             F          343,000.00         ZZ
                                         360        342,769.85          1
    4900 FERN STREET                   8.000          2,516.82         80
                                       7.750          2,516.82      428,750.00
    BELLAIRE         TX   77401          1            11/15/96         00
    836106                               05           01/01/97          0
    836106                               O            12/01/26
    0


    1545962          387/387             F          300,000.00         ZZ
                                         360        299,813.53          1
    586 CLYDE COURT                    8.375          2,280.22         74
                                       8.125          2,280.22      409,000.00
    MILPITAS         CA   95035          2            11/08/96         00
    834911                               05           01/01/97          0
    834911                               O            12/01/26
    0


    1545963          387/387             F          630,000.00         ZZ
                                         360        629,598.27          1
    546-A MINER ROAD                   8.250          4,732.98         75
                                       8.000          4,732.98      840,000.00
    ORINDA           CA   94563          2            11/13/96         00
    834580                               05           01/01/97          0
    834580                               O            12/01/26
    0


    1545964          387/387             F          246,000.00         ZZ
                                         360        245,847.10          1
    1114 MANOR DRIVE                   8.375          1,869.78         75
                                       8.125          1,869.78      328,000.00
    SAN JOSE         CA   95125          2            11/11/96         00
    834192                               05           01/01/97          0
1


    834192                               O            12/01/26
    0


    1545966          387/387             F          380,000.00         ZZ
                                         360        379,745.02          1
    6531 LUPTON DRIVE                  8.000          2,788.31         80
                                       7.750          2,788.31      475,000.00
    DALLAS           TX   75225          1            11/15/96         00
    833962                               05           01/01/97          0
    833962                               O            12/01/26
    0


    1545967          387/387             F          240,000.00         ZZ
                                         360        239,834.83          1
    2565 LEXINGTON WAY                 7.875          1,740.17         80
                                       7.625          1,740.17      303,355.00
    SAN BRUNO        CA   94066          1            11/08/96         00
    833665                               05           01/01/97          0
    833665                               O            12/01/26
    0


    1545968          387/387             F          370,000.00         ZZ
                                         360        369,751.74          1
    248 LAS ALTURAS ROAD               8.000          2,714.93         80
                                       7.750          2,714.93      462,600.00
    SANTA BARBARA    CA   93103          1            11/14/96         00
    833509                               05           01/01/97          0
    833509                               O            12/01/26
    0


    1545982          776/G01             F          223,250.00         ZZ
                                         360        223,250.00          1
    2808 CHIPPEWA AVENUE               8.500          1,716.60         95
                                       8.250          1,716.60      235,000.00
    SIMI VALLEY      CA   93063          1            12/03/96         04
    0430104091                           05           02/01/97         30
    2140313                              O            01/01/27
    0


    1545984          961/G01             F          152,000.00         ZZ
                                         360        151,898.01          1
    6391 TRINETTE AVENUE               8.000          1,115.32         80
                                       7.750          1,115.32      190,000.00
    GARDEN GROVE     CA   92645          1            11/18/96         00
    0430110270                           05           01/01/97          0
    09109344                             O            12/01/26
    0


1


    1545988          369/G01             F          216,800.00         ZZ
                                         360        216,800.00          1
    608 WELLINGTON ROAD                8.250          1,628.75         80
                                       8.000          1,628.75      271,000.00
    COPPELL          TX   75019          2            12/02/96         00
    0430115774                           03           02/01/97          0
    60172475                             O            01/01/27
    0


    1546014          181/181             F          237,000.00         ZZ
                                         360        236,856.42          1
    1203 NORTH DUKE LANE               8.500          1,822.33         79
                                       8.250          1,822.33      300,000.00
    WALNUT           CA   91789          2            11/14/96         00
    5394643                              05           01/01/97          0
    5394643                              O            12/01/26
    0


    1546020          E26/G01             F          200,000.00         ZZ
                                         360        199,862.36          1
    13829 TURNMORE ROAD                7.875          1,450.14         80
                                       7.625          1,450.14      250,000.00
    SILVER SPRING    MD   20906          1            11/22/96         00
    0430099994                           05           01/01/97          0
    421637                               O            12/01/26
    0


    1546025          450/450             F           75,000.00         ZZ
                                         360         74,952.18          1
    671 VERNIER                        8.250            563.45         72
                                       8.000            563.45      105,000.00
    GROSSE POINTE W  MI   48236          1            11/15/96         00
    4293635                              05           01/01/97          0
    4293635                              O            12/01/26
    0


    1546049          B60/G01             F          245,500.00         ZZ
                                         360        245,500.00          1
    21726 ANZA AVENUE                  8.625          1,909.47         76
                                       8.375          1,909.47      326,000.00
    TORRANCE         CA   90503          2            12/11/96         00
    0430098426                           05           02/01/97          0
    7593                                 O            01/01/27
    0


    1546056          757/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    800 PARKSIDE TRAIL                 8.000          2,641.56         72
                                       7.750          2,641.56      500,000.00
1


    MARIETTA         GA   30064          2            12/16/96         00
    0430102509                           03           02/01/97          0
    2874329                              O            01/01/27
    0


    1546131          387/387             F          397,000.00         ZZ
                                         360        396,753.24          1
    139 FOURTH STREET                  8.375          3,017.49         65
                                       8.125          3,017.49      620,000.00
    ENCINITAS        CA   92024          2            11/27/96         00
    844506                               05           01/01/97          0
    844506                               O            12/01/26
    0


    1546169          E22/G01             F           46,525.00         ZZ
                                         360         46,525.00          1
    12525 NORTHEAST 145TH PLACE        7.875            337.34         79
    #F-96                              7.625            337.34       59,500.00
    KIRKLAND         WA   98034          1            12/10/96         00
    0410221253                           01           02/01/97          0
    410221253                            O            01/01/27
    0


    1546172          E22/G01             F          151,150.00         ZZ
                                         360        151,150.00          1
    421 HERMOSA WAY                    8.250          1,135.54         80
                                       8.000          1,135.54      188,990.00
    OXNARD           CA   93030          1            12/09/96         00
    0410303630                           05           02/01/97          0
    410303630                            O            01/01/27
    0


    1546173          E22/G01             F          158,000.00         ZZ
                                         360        158,000.00          1
    1243 NORTH CATALPA AVENUE          7.875          1,145.61         95
                                       7.625          1,145.61      167,000.00
    ANAHEIM          CA   92801          2            12/09/96         10
    0410290266                           05           02/01/97         30
    410290266                            O            01/01/27
    0


    1546177          E22/G01             F          353,500.00         ZZ
                                         360        353,500.00          1
    5 BAYLEAF LANE                     7.875          2,563.12         80
                                       7.625          2,563.12      441,876.00
    IRVINE           CA   92720          1            12/06/96         00
    0410236004                           03           02/01/97          0
    410236004                            O            01/01/27
    0
1




    1546183          E22/G01             F          126,400.00         ZZ
                                         360        126,400.00          1
    171 FARRELLY DRIVE                 8.625            983.13         80
                                       8.375            983.13      158,000.00
    SAN LEANDRO      CA   94577          2            12/04/96         00
    0410232730                           05           02/01/97          0
    410232730                            O            01/01/27
    0


    1546208          964/G01             F          416,000.00         ZZ
                                         360        416,000.00          1
    25361 STAGELINE DRIVE              8.250          3,125.27         80
                                       8.000          3,125.27      522,000.00
    LAGUNA HILLS     CA   92653          2            12/03/96         00
    0430099515                           03           02/01/97          0
    21278                                O            01/01/27
    0


    1546213          E22/G01             F           88,000.00         ZZ
                                         360         88,000.00          1
    605 BROADWAY AVENUE UNIT 1         8.125            653.40         64
                                       7.875            653.40      138,000.00
    ORLANDO          FL   32803          1            12/13/96         00
    0410336721                           01           02/01/97          0
    410336721                            O            01/01/27
    0


    1546225          601/G01             F          310,000.00         ZZ
                                         360        309,802.32          1
    15822 LAUGHLIN LANE                8.250          2,328.93         42
                                       8.000          2,328.93      740,000.00
    SILVER SPRING    MD   20906          4            11/22/96         00
    0430099101                           05           01/01/97          0
    1042228                              O            12/01/26
    0


    1546226          696/G01             F          163,900.00         ZZ
                                         360        163,787.20          1
    5310 27TH STREET NORTH             7.875          1,188.39         80
                                       7.625          1,188.39      204,900.00
    ARLINGTON        VA   22207          1            11/22/96         00
    0430100164                           05           01/01/97          0
    2288881                              O            12/01/26
    0


    1546230          731/G01             F          118,400.00         ZZ
                                         360        118,400.00          1
1


    14414 PARTHENIA STREET             8.250            889.50         80
                                       8.000            889.50      148,000.00
    PANORAMA CITY A  CA   91402          2            12/06/96         00
    0430102848                           05           02/01/97          0
    8000333                              O            01/01/27
    0


    1546232          573/G01             F          271,200.00         T
                                         360        271,200.00          1
    968 NADELHORN DRIVE                8.500          2,085.30         80
                                       8.250          2,085.30      339,000.00
    LAKE ARROWHEAD   CA   92352          1            12/06/96         00
    0430116277                           05           02/01/97          0
    109825                               O            01/01/27
    0


    1546235          731/G01             F          195,700.00         ZZ
                                         360        195,700.00          1
    430 22ND STREET                    8.125          1,453.07         95
                                       7.875          1,453.07      207,000.00
    SACRAMENTO       CA   95816          2            12/05/96         19
    0430102715                           05           02/01/97         30
    3000849                              O            01/01/27
    0


    1546236          573/G01             F          219,000.00         ZZ
                                         360        219,000.00          1
    5843 EAST CHAPARRAL COURT          7.875          1,587.91         90
                                       7.625          1,587.91      243,630.00
    ORANGE           CA   92869          1            12/02/96         10
    0430105049                           03           02/01/97         25
    110401                               O            01/01/27
    0


    1546239          069/G01             F          270,000.00         ZZ
                                         360        269,818.83          1
    835 SONOMA DRIVE                   8.000          1,981.17         90
                                       7.750          1,981.17      300,000.00
    LAKE ARROWHEAD   CA   92352          1            11/21/96         14
    0430103366                           05           01/01/97         25
    2072142743                           O            12/01/26
    0


    1546240          069/G01             F          258,500.00         ZZ
                                         360        258,500.00          1
    23734 VIA SEGOVIA                  7.875          1,874.31         80
                                       7.625          1,874.31      323,500.00
    MURRIETA         CA   92562          1            12/02/96         00
    0430103648                           05           02/01/97          0
1


    2362147791                           O            01/01/27
    0


    1546253          267/267             F          324,000.00         ZZ
                                         360        324,000.00          1
    9126 DAVID AVE                     7.750          2,321.18         80
                                       7.500          2,321.18      405,000.00
    LOS ANGELES      CA   90034          1            12/03/96         00
    4421583                              05           02/01/97          0
    4421583                              O            01/01/27
    0


    1546257          267/267             F          650,000.00         ZZ
                                         360        650,000.00          1
    1522 OUTLOOK CIRCLE                7.500          4,544.90         71
                                       7.250          4,544.90      925,000.00
    WESTLAKE VILLAG  CA   91362          1            12/04/96         00
    4439641                              03           02/01/97          0
    4439641                              O            01/01/27
    0


    1546300          A83/G01             F          250,000.00         ZZ
                                         360        249,844.61          1
    3326 SOUTH 98TH STREET             8.375          1,900.18         72
                                       8.125          1,900.18      350,000.00
    OMAHA            NE   68124          1            11/15/96         00
    0430100800                           05           01/01/97          0
    150986                               O            12/01/26
    0


    1546306          A83/G01             F          265,000.00         ZZ
                                         360        264,677.79          1
    7 KATHERYN CT                      8.500          2,037.62         68
                                       8.250          2,037.62      390,000.00
    PLACITAS         NM   87043          1            10/28/96         00
    0430100859                           05           12/01/96          0
    150291                               O            11/01/26
    0


    1546310          A83/G01             F          232,500.00         ZZ
                                         360        231,869.73          1
    6 DOGWOOD DR                       8.000          1,706.00         80
                                       7.750          1,706.00      292,500.00
    HILLSBOROUGH     NJ   08853          1            08/30/96         00
    0430101055                           05           10/01/96          0
    130920                               O            09/01/26
    0


1


    1546311          A83/G01             F          292,500.00         ZZ
                                         360        292,153.36          1
    1029 MCKEAN CIRCLE                 8.625          2,275.04         90
                                       8.375          2,275.04      325,000.00
    WINTER PARK      FL   32789          2            11/01/96         04
    0430100719                           05           12/01/96         25
    UNKNOWN                              O            11/01/26
    0


    1546313          A83/G01             F          318,750.00         ZZ
                                         360        318,371.89          1
    9806 FIELDCREST DRIVE              8.625          2,479.20         75
                                       8.375          2,479.20      425,000.00
    OMAHA            NE   68114          5            10/16/96         00
    0430100883                           05           12/01/96          0
    134264                               O            11/01/26
    0


    1546327          F28/G01             F          315,000.00         ZZ
                                         360        314,818.77          1
    92 FORESIDE ROAD                   8.750          2,478.11         90
                                       8.500          2,478.11      350,000.00
    CUMBERLAND       ME   04110          2            11/29/96         10
    0430111013                           05           01/01/97         25
    3125279                              O            12/01/26
    0


    1546338          A83/G01             F          247,000.00         ZZ
                                         360        246,547.90          1
    592 HOLT LANE                      8.500          1,899.22         95
                                       8.250          1,899.22      260,000.00
    TULLAHOMA        TN   37388          1            09/24/96         01
    0430101477                           05           11/01/96         30
    149253                               O            10/01/26
    0


    1546339          A83/G01             F          240,000.00         ZZ
                                         360        239,854.61          1
    16 WILDFLOWER CT                   8.500          1,845.39         80
                                       8.250          1,845.39      302,685.00
    MANALAPAN        NJ   07726          1            11/12/96         00
    0430101105                           05           01/01/97          0
    127073                               O            12/01/26
    0


    1546340          A83/G01             F          256,000.00         ZZ
                                         360        255,680.67          1
    2184 NORTH 180 WEST                8.375          1,945.78         80
                                       8.125          1,945.78      320,000.00
1


    PLEASANT GROVE   UT   84062          2            10/09/96         00
    0430100701                           05           12/01/96          0
    UNKNOWN                              O            11/01/26
    0


    1546348          B23/G01             F          221,400.00         ZZ
                                         360        221,400.00          1
    5611 STANFORD AVENUE               8.125          1,643.89         90
                                       7.875          1,643.89      246,000.00
    GARDEN GROVE     CA   92645          2            12/13/96         12
    0430099465                           05           02/01/97         25
    88001204                             O            01/01/27
    0


    1546349          668/G01             F          300,000.00         ZZ
                                         360        299,793.54          1
    764 VIA VAQUERO                    7.875          2,175.21         79
                                       7.625          2,175.21      380,000.00
    ARROYO GRANDE    CA   93420          2            11/20/96         00
    0430103622                           03           01/01/97          0
    7014285                              O            12/01/26
    0


    1546375          685/G01             F          247,000.00         ZZ
                                         360        247,000.00          1
    5879 KILLARNEY CIRCLE              8.250          1,855.63         63
                                       8.000          1,855.63      397,000.00
    SAN JOSE         CA   95138          1            12/11/96         00
    0430100461                           03           02/01/97          0
    105941                               O            01/01/27
    0


    1546377          685/G01             F          332,000.00         ZZ
                                         360        332,000.00          1
    206 8TH STREET                     8.375          2,523.44         80
                                       8.125          2,523.44      415,000.00
    HUNTINGTON BEAC  CA   92648          1            12/13/96         00
    0430100511                           05           02/01/97          0
    106362                               O            01/01/27
    0


    1546381          685/G01             F          178,350.00         ZZ
                                         360        178,350.00          1
    31 MARSEILLE WAY                   8.250          1,339.88         80
                                       8.000          1,339.88      222,990.00
    FOOTHILL RANCH   CA   92610          1            12/10/96         00
    0430100370                           03           02/01/97          0
    105813                               O            01/01/27
    0
1




    1546382          685/G01             F          266,800.00         ZZ
                                         360        266,800.00          1
    25 CAMARIN STREET                  8.000          1,957.68         80
                                       7.750          1,957.68      333,551.00
    FOOTHILL RANCH   CA   92610          1            12/10/96         00
    0430100305                           03           02/01/97          0
    106301                               O            01/01/27
    0


    1546397          E22/G01             F          174,400.00         ZZ
                                         360        174,400.00          1
    7067 ROCHELLE AVENUE               8.500          1,340.99         80
                                       8.250          1,340.99      218,000.00
    NEWARK           CA   94560          2            12/09/96         00
    0410305148                           05           02/01/97          0
    410305148                            O            01/01/27
    0


    1546398          E22/G01             F          348,000.00         ZZ
                                         360        348,000.00          1
    15227 VALLEY VISTA BOULEVARD       8.125          2,583.89         80
                                       7.875          2,583.89      435,000.00
    SHERMAN OAKS AR  CA   91403          2            12/09/96         00
    0410308399                           05           02/01/97          0
    410308399                            O            01/01/27
    0


    1546422          696/G01             F          209,450.00         ZZ
                                         360        209,450.00          1
    12515 MILESTONE MANOR LANE         8.250          1,573.53         80
                                       8.000          1,573.53      261,850.00
    GERMANTOWN       MD   20876          1            12/13/96         00
    0430102624                           03           02/01/97          0
    3194795                              O            01/01/27
    0


    1546423          A52/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
    95 FAIRWAY COURT                   8.375            760.07         66
                                       8.125            760.07      153,500.00
    NEWNAN           GA   30265          2            12/16/96         00
    0430099838                           03           02/01/97          0
    180845                               O            01/01/27
    0


    1546435          E48/E48             F          315,000.00         ZZ
                                         360        315,000.00          1
1


    1022 STONEBRIDGE PARK DR           8.000          2,311.36         73
                                       7.750          2,311.36      435,000.00
    FRANKLIN         TN   37069          1            12/12/96         00
    UNKNOWN                              03           02/01/97          0
    UNKNOWN                              O            01/01/27
    0


    1546437          385/385             F          206,933.56         ZZ
                                         320        206,762.53          1
    14 ASHWOOD LANE                    8.500          1,636.81         44
                                       8.250          1,636.81      480,000.00
    BASKING RIDGE    NJ   07920          5            10/24/96         00
    4093004144                           05           01/01/97          0
    4093004144                           O            08/01/23
    0


    1546439          562/562             F          278,900.00         ZZ
                                         360        278,359.06          1
    10 MULBERRY LANE                   9.625          2,370.63         95
                                       9.000          2,370.63      293,600.00
    NEW ROCHELLE     NY   10804          1            08/07/96         04
    517250                               05           10/01/96         30
    517250                               O            09/01/26
    0


    1546460          685/G01             F          221,100.00         ZZ
                                         360        221,100.00          1
    1040 SEAHORSE COURT                7.875          1,603.13         90
                                       7.625          1,603.13      245,694.00
    CARLSBAD         CA   92009          1            12/09/96         10
    0430114066                           03           02/01/97         25
    106288                               O            01/01/27
    0


    1546461          685/G01             F          256,750.00         ZZ
                                         360        256,750.00          1
    23410 WEST WINSLOW PLACE           7.875          1,861.62         80
                                       7.625          1,861.62      320,990.00
    VALENCIA AREA    CA   91354          1            12/12/96         00
    0430100248                           03           02/01/97          0
    106394                               O            01/01/27
    0


    1546464          956/G01             F          296,000.00         ZZ
                                         360        296,000.00          1
    4124 LANTERMAN LANE                8.375          2,249.81         80
                                       8.125          2,249.81      370,000.00
    LA CANADA        CA   91011          2            11/29/96         00
    0430110635                           05           02/01/97          0
1


    611034                               O            01/01/27
    0


    1546465          956/G01             F          217,700.00         ZZ
                                         360        217,700.00          1
    101 TREETOP DRIVE                  8.625          1,693.25         70
                                       8.375          1,693.25      311,000.00
    SANTA CRUZ       CA   95060          2            12/04/96         00
    0430102640                           05           02/01/97          0
    2611112                              O            01/01/27
    0


    1546467          B57/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
    7738 CHANDELLE PLACE               7.875          2,465.24         80
                                       7.625          2,465.24      425,000.00
    LOS ANGELES      CA   90046          1            12/04/96         00
    0430108837                           05           02/01/97          0
    9611949                              O            01/01/27
    0


    1546469          731/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    335 DAVID DRIVE                    8.000          1,834.41         70
                                       7.750          1,834.41      360,000.00
    ALAMO            CA   94507          5            12/06/96         00
    0430105072                           05           02/01/97          0
    110453267                            O            01/01/27
    0


    1546472          B74/G01             F          248,900.00         ZZ
                                         360        248,900.00          1
    1808 GOLDEN OAK STREET             8.375          1,891.82         80
                                       8.125          1,891.82      311,178.00
    NEWBURY PARK AR  CA   91320          1            12/11/96         00
    0430105544                           03           02/01/97          0
    963984                               O            01/01/27
    0


    1546477          664/G01             F          575,000.00         ZZ
                                         360        575,000.00          1
    301 SOUTH EL CAMINO DRIVE          8.000          4,219.15         67
                                       7.750          4,219.15      862,000.00
    BEVERLY HILLS    CA   90212          2            12/02/96         00
    0430104083                           05           02/01/97          0
    2181402                              O            01/01/27
    0


1


    1546479          624/G01             F          112,800.00         ZZ
                                         360        112,800.00          1
    5328 LEAVITT WAY                   8.500            867.33         80
                                       8.250            867.33      141,000.00
    FAIR OAKS        CA   95628          2            12/03/96         00
    0430103283                           05           02/01/97          0
    34091660043                          O            01/01/27
    0


    1546480          624/G01             F          224,000.00         ZZ
                                         360        224,000.00          1
    5530 CALLEJON DRIVE                7.875          1,624.16         80
                                       7.625          1,624.16      280,000.00
    CARPINTERIA      CA   93013          1            12/10/96         00
    0430105346                           05           02/01/97          0
    72014760016                          O            01/01/27
    0


    1546484          313/G01             F          289,000.00         ZZ
                                         360        289,000.00          1
    16191 NW MISSION OAKS DRIVE        8.000          2,120.58         85
                                       7.750          2,120.58      340,000.00
    BEAVERTON        OR   97006          1            12/10/96         10
    0430100172                           03           02/01/97         12
    6008460                              O            01/01/27
    0


    1546489          965/G01             F           80,000.00         ZZ
                                         360         80,000.00          1
    9090 NORTH SANGUINE DRIVE          7.750            573.13         80
                                       7.500            573.13      100,000.00
    TUCSON           AZ   85743          2            12/02/96         00
    0430105171                           03           02/01/97          0
    178227                               O            01/01/27
    0


    1546491          765/G01             F          111,500.00         ZZ
                                         360        111,430.69          1
    19815 NORTH 78TH LANE              8.375            847.49         80
                                       8.125            847.49      140,000.00
    GLENDALE         AZ   85308          2            11/25/96         00
    0430104760                           03           01/01/97          0
    104102                               O            12/01/26
    0


    1546492          369/G01             F          230,950.00         ZZ
                                         360        230,802.73          1
    4845 MALLARD VIEW LANE             8.250          1,735.05         88
                                       8.000          1,735.05      264,980.00
1


    INDIANAPOLIS     IN   46226          1            11/26/96         14
    0430104851                           03           01/01/97         25
    49992415                             O            12/01/26
    0


    1546496          956/G01             F          275,900.00         ZZ
                                         360        275,741.26          1
    1848 TAMBOUR WAY                   8.750          2,170.51         80
                                       8.500          2,170.51      345,000.00
    SAN JOSE         CA   95131          2            11/18/96         00
    0430111799                           05           01/01/97          0
    2611127                              O            12/01/26
    0


    1546497          E19/G01             F          258,000.00         ZZ
                                         360        257,826.89          1
    11582 MORRISON STREET              8.000          1,893.11         74
                                       7.750          1,893.11      350,000.00
    NORTH HOLLYWOOD  CA   91601          2            11/29/96         00
    0430105262                           05           01/01/97          0
    100014768                            O            12/01/26
    0


    1546498          369/G01             F          240,000.00         ZZ
                                         360        239,838.97          1
    834 HAYS CIRCLE                    8.000          1,761.03         78
                                       7.750          1,761.03      310,000.00
    LONGMONT         CO   80501          2            11/22/96         00
    0430103440                           05           01/01/97          0
    60205879                             O            12/01/26
    0


    1546501          369/G01             F          239,200.00         ZZ
                                         360        239,200.00          1
    4233 BLUE BARROW RIDE              8.000          1,755.17         80
                                       7.750          1,755.17      299,000.00
    ELLICOTT CITY    MD   21042          1            12/06/96         00
    0430111450                           05           02/01/97          0
    49729643                             O            01/01/27
    0


    1546518          A13/G01             F          258,000.00         ZZ
                                         360        258,000.00          1
    49360 FOX DRIVE SOUTH              8.250          1,938.27         84
                                       8.000          1,938.27      310,000.00
    PLYMOUTH         MI   48170          1            12/06/96         10
    0430104018                           05           02/01/97         25
    002340412                            O            01/01/27
    0
1




    1546590          593/593             F          235,000.00         ZZ
                                         360        234,394.37          1
    3075 RUSTIC MANOR CIRCLE           8.250          1,765.48         74
                                       8.000          1,765.48      320,000.00
    RENO             NV   89509          2            08/22/96         00
    6310254                              05           10/01/96          0
    6310254                              O            09/01/26
    0


    1546593          E19/G01             F          228,500.00         ZZ
                                         360        228,500.00          1
    961 OAK STREET                     8.250          1,716.65         70
                                       8.000          1,716.65      330,500.00
    CLAYTON          CA   94517          2            12/04/96         00
    0430110957                           05           02/01/97          0
    100021976                            O            01/01/27
    0


    1546595          593/593             F          234,000.00         ZZ
                                         360        233,269.47          1
    211 EAST ROUNDTOFT DRIVE           8.250          1,757.97         90
                                       8.000          1,757.97      260,000.00
    SALT LAKE CITY   UT   84103          1            09/30/96         12
    6684922                              05           11/01/96         25
    6684922                              O            10/01/26
    0


    1546596          593/593             F          265,500.00         ZZ
                                         360        265,334.97          1
    1708 EAST FOREST HILLS DRIVE       8.375          2,018.00         75
                                       8.125          2,018.00      354,000.00
    SALT LAKE CITY   UT   84106          5            11/04/96         00
    6685739                              05           01/01/97          0
    6685739                              O            12/01/26
    0


    1546624          F13/F13             F          322,150.00         ZZ
                                         360        322,150.00          1
    3675 FOUNTAIN CIRCLE               8.125          2,391.95         85
                                       7.875          2,391.95      379,000.00
    FOUTAINVILLE     PA   18923          1            12/18/96         04
    112249233                            05           02/01/97         12
    112249233                            O            01/01/27
    0


    1546640          526/526             F          294,500.00         ZZ
                                         360        293,438.15          2
1


    634 ANDERSON HILL ROAD             8.750          2,316.84         95
                                       8.500          2,316.84      310,000.00
    PURCHASE         NY   10577          1            07/29/96         04
    0132388                              05           09/01/96         30
    0132388                              O            08/01/26
    0


    1546658          A39/G01             F          644,000.00         ZZ
                                         360        644,000.00          1
    9787 DONINGTON PLACE               7.875          4,669.45         80
                                       7.625          4,669.45      805,000.00
    BEVERLY HILLS A  CA   90210          1            12/10/96         00
    0430102210                           05           02/01/97          0
    9600982                              O            01/01/27
    0


    1546693          998/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
    8 GHILBERTI                        8.000          1,761.04         75
                                       7.750          1,761.04      320,000.00
    IRVINE           CA   92606          1            12/02/96         00
    0430101493                           03           02/01/97          0
    59595207                             O            01/01/27
    0


    1546695          G80/G80             F          268,000.00         ZZ
                                         360        268,000.00          1
    43 CLINTON STREET                  8.375          2,037.00         80
                                       8.125          2,037.00      335,000.00
    MT VERNON        NY   10552          1            12/05/96         00
    665693800                            05           02/01/97          0
    665693800                            O            01/01/27
    0


    1546715          E22/G01             F          105,000.00         ZZ
                                         360        105,000.00          1
    6674 LANGE CIRCLE                  8.250            788.83         74
                                       8.000            788.83      142,000.00
    COLORADO SPRING  CO   80918          5            12/03/96         00
    0410311609                           05           02/01/97          0
    410311609                            O            01/01/27
    0


    1546723          E22/G01             F           66,300.00         T
                                         360         66,300.00          1
    3383 W FARR RD                     8.875            527.51         85
                                       8.625            527.51       78,000.00
    FRUITPORT        MI   49415          1            12/06/96         04
    0410166862                           05           02/01/97         12
1


    410166862                            O            01/01/27
    0


    1546748          E22/G01             F          246,450.00         ZZ
                                         360        246,300.70          1
    2226 BIG WOODS DR                  8.500          1,894.99         90
                                       8.250          1,894.99      273,994.00
    BATAVIA          IL   60510          1            11/15/96         04
    0410174353                           05           01/01/97         25
    410174353                            O            12/01/26
    0


    1546749          893/G01             F          231,000.00         ZZ
                                         360        231,000.00          1
    6469 PURPLE HILLS DRIVE            7.875          1,674.91         79
                                       7.625          1,674.91      295,000.00
    SAN JOSE         CA   95119          2            12/30/96         00
    0430119396                           05           02/01/97          0
    182690                               O            01/01/27
    0


    1546760          E22/G01             F          221,600.00         ZZ
                                         360        221,600.00          1
    374 MIDTEN HOF                     8.250          1,664.81         80
                                       8.000          1,664.81      277,000.00
    SOLVANG          CA   93463          1            12/10/96         00
    0410291462                           03           02/01/97          0
    410291462                            O            01/01/27
    0


    1546762          E22/G01             F          108,000.00         ZZ
                                         360        108,000.00          1
    1426 TIFFANY CIRCLE                8.625            840.01         80
                                       8.375            840.01      136,000.00
    ROSEVILLE        CA   95661          2            12/06/96         00
    0410290191                           05           02/01/97          0
    410290191                            O            01/01/27
    0


    1546764          E22/G01             F          228,600.00         ZZ
                                         360        228,600.00          1
    1855 GLENNEYRE STREET              8.500          1,757.74         80
                                       8.250          1,757.74      285,750.00
    LAGUNA BEACH     CA   92651          1            12/11/96         00
    0410292007                           05           02/01/97          0
    410292007                            O            01/01/27
    0


1


    1546769          E22/G01             F          180,000.00         ZZ
                                         360        180,000.00          1
    4 DUFFY COURT                      7.875          1,305.12         80
                                       7.625          1,305.12      225,000.00
    PLEASANT HILL    CA   94523          1            12/09/96         00
    0410305288                           05           02/01/97          0
    410305288                            O            01/01/27
    0


    1546780          E22/G01             F           76,900.00         ZZ
                                         360         76,900.00          1
    7957 NW 196 TERRACE                8.250            577.72         69
                                       8.000            577.72      111,990.00
    MIAMI            FL   33015          1            12/17/96         00
    0410249064                           03           02/01/97          0
    410249064                            O            01/01/27
    0


    1546781          E22/G01             F           79,500.00         ZZ
                                         360         79,500.00          1
    4020 N W 2ND COURT                 7.875            576.43         63
                                       7.625            576.43      128,000.00
    DELRAY BEACH     FL   33445          5            12/12/96         00
    0410252282                           03           02/01/97          0
    410252282                            O            01/01/27
    0


    1546800          550/550             F          179,400.00         ZZ
                                         360        179,400.00          1
    1300 FELL STREET, #3               8.125          1,332.04         69
                                       7.875          1,332.04      260,000.00
    SAN FRANCISCO    CA   94117          2            12/11/96         00
    120209742                            01           02/01/97          0
    120209742                            O            01/01/27
    0


    1546803          685/G01             F          199,950.00         ZZ
                                         360        199,950.00          1
    28 MARSEILLE WAY                   8.000          1,467.16         80
                                       7.750          1,467.16      249,957.00
    FOOTHILL RANCH   CA   92610          1            12/11/96         00
    0430103127                           03           02/01/97          0
    106396                               O            01/01/27
    0


    1546807          E45/G01             F          270,000.00         T
                                         360        269,680.05          1
    1051 LIBERTY CHAPEL LANE           8.625          2,100.03         59
                                       8.375          2,100.03      460,000.00
1


    GREENSBORO       GA   30642          2            10/23/96         00
    0430117127                           03           12/01/96          0
    70104                                O            11/01/26
    0


    1546810          685/G01             F           68,000.00         ZZ
                                         360         68,000.00          1
    520 SOUTH 50 WEST                  7.875            493.05         53
                                       7.625            493.05      130,000.00
    FARMINGTON       UT   84025          2            12/11/96         00
    0430102681                           05           02/01/97          0
    106406                               O            01/01/27
    0


    1546813          685/G01             F          239,800.00         ZZ
                                         360        239,800.00          1
    154 IMAGES CIRCLE                  8.000          1,759.57         80
                                       7.750          1,759.57      299,800.00
    MILPITAS         CA   95035          1            12/13/96         00
    0430103143                           03           02/01/97          0
    106356                               O            01/01/27
    0


    1546827          317/G01             F          241,900.00         ZZ
                                         360        241,720.48          1
    7090 GARDEN WALK                   7.500          1,691.40         80
                                       7.250          1,691.40      302,415.00
    COLUMBIA         MD   21044          1            11/29/96         00
    0430110460                           05           01/01/97          0
    256803                               O            12/01/26
    0


    1546833          208/G01             F          246,000.00         ZZ
                                         360        246,000.00          1
    3101 OLD PECOS TRAIL               7.875          1,783.67         80
    UNIT 725                           7.625          1,783.67      307,500.00
    SANTA FE         NM   87505          1            12/12/96         00
    0430109751                           01           02/01/97          0
    34104                                O            01/01/27
    0


    1546857          375/G01             F           75,000.00         ZZ
                                         360         74,879.36          1
    3909 EAST 98TH STREET              9.125            610.22         21
                                       8.875            610.22      359,000.00
    TULSA            OK   74137          1            09/30/96         00
    0430105742                           05           11/01/96          0
    630961                               O            10/01/26
    0
1




    1546873          227/G01             F          229,500.00         ZZ
                                         360        229,342.05          1
    1250 SOUTH WASHINGTON STREET       7.875          1,664.04         85
                                       7.625          1,664.04      270,000.00
    ALEXANDRIA       VA   22314          1            11/27/96         10
    0430101865                           08           01/01/97         12
    1652704                              O            12/01/26
    0


    1546921          696/G01             F          236,000.00         ZZ
                                         360        236,000.00          1
    6244 UTAH AVENUE NW                8.000          1,731.68         80
                                       7.750          1,731.68      295,000.00
    WASHINGTON       DC   20015          1            12/16/96         00
    0430103556                           05           02/01/97          0
    3184807                              O            01/01/27
    0


    1546962          685/G01             F           93,700.00         ZZ
                                         360         93,700.00          1
    6446 SOUTH 4125 WEST               7.875            679.39         80
                                       7.625            679.39      118,000.00
    WEST JORDAN      UT   84084          2            12/10/96         00
    0430103150                           05           02/01/97          0
    106388                               O            01/01/27
    0


    1546985          E22/G01             F           99,200.00         ZZ
                                         360         99,136.74          1
    20802 REDBUD TRAIL                 8.250            745.26         77
                                       8.000            745.26      129,000.00
    KINGWOOD         TX   77346          1            11/27/96         00
    0410284608                           05           01/01/97          0
    410284608                            O            12/01/26
    0


    1547015          E22/G01             F          371,500.00         ZZ
                                         360        371,500.00          1
    2534 MONTEREY COURT                8.750          2,922.59         80
                                       8.500          2,922.59      464,422.00
    FORT LAUDERDALE  FL   33326          1            12/17/96         00
    0410256200                           03           02/01/97          0
    410256200                            O            01/01/27
    0


    1547020          E22/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
1


    8900 SW 61 COURT                   8.375          4,560.43         56
                                       8.125          4,560.43    1,084,990.00
    PINECREST        FL   33156          1            12/18/96         00
    0410251748                           05           02/01/97          0
    410251748                            O            01/01/27
    0


    1547056          638/G01             F          234,000.00         ZZ
                                         360        234,000.00          1
    8856 SOUTH SHADY MEADOW DRIVE      8.250          1,757.96         90
                                       8.000          1,757.96      260,000.00
    SANDY            UT   84093          1            12/04/96         01
    0430109785                           05           02/01/97         25
    UNKNOWN                              O            01/01/27
    0


    1547059          375/G01             F          168,750.00         ZZ
                                         360        168,256.04          1
    220 ANTHONY WAYNE DRIVE            8.375          1,282.62         75
                                       8.125          1,282.62      225,000.00
    WAYNE            PA   19087          1            09/25/96         00
    0430112888                           05           11/01/96          0
    UNKNOWN                              O            10/01/26
    0


    1547061          375/G01             F           94,500.00         ZZ
                                         360         94,355.72          1
    801 WOODSIDE TRAILS #826 DR        9.375            786.00         66
                                       9.125            786.00      144,500.00
    BALLWIN          MO   63021          1            09/11/96         00
    0430112151                           01           11/01/96          0
    0000420529                           O            10/01/26
    0


    1547062          455/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
    8645 SENTINAE CHASE DRIVE          8.000          2,311.36         62
                                       7.750          2,311.36      515,000.00
    ROSWELL          GA   30076          1            12/12/96         00
    0430111419                           03           02/01/97          0
    53753                                O            01/01/27
    0


    1547073          664/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    22118 SE 358TH ST.                 8.500          1,937.67         90
                                       8.250          1,937.67      280,000.00
    AUBURN           WA   98092          1            12/12/96         10
    0430111526                           05           02/01/97         25
1


    2260230                              O            01/01/27
    0


    1547077          927/G01             F          350,000.00         ZZ
                                         360        349,771.04          1
    2364 VILLANDRY COURT               8.125          2,598.75         48
                                       7.875          2,598.75      732,500.00
    HENDERSON        NV   89014          1            11/25/96         00
    0430114470                           03           01/01/97          0
    310698                               O            12/01/26
    0


    1547081          765/G01             F          190,000.00         ZZ
                                         360        190,000.00          1
    1836 LAKE STREET                   7.750          1,361.19         80
                                       7.500          1,361.19      237,500.00
    HUNTINGTON BEAC  CA   92648          1            12/06/96         00
    0430111120                           05           02/01/97          0
    104935                               O            01/01/27
    0


    1547094          776/G01             F          180,000.00         ZZ
                                         360        180,000.00          1
    530 ALISO PLACE                    8.500          1,384.04         80
                                       8.250          1,384.04      225,000.00
    OXNARD           CA   93030          1            12/10/96         00
    0430113548                           03           02/01/97          0
    2140298                              O            01/01/27
    0


    1547095          562/G01             F          234,000.00         ZZ
                                         360        234,000.00          1
    63 SURREY WAY                      7.875          1,696.67         90
                                       7.625          1,696.67      260,000.00
    WHITE PLAINS     NY   10607          1            12/20/96         04
    0430104802                           05           02/01/97         25
    526822                               O            01/01/27
    0


    1547096          927/G01             F          176,200.00         ZZ
                                         360        176,200.00          1
    22419 NORTHEAST 9TH DRIVE          7.875          1,277.58         75
                                       7.625          1,277.58      234,950.00
    REDMOND          WA   98053          1            12/09/96         00
    0430113472                           05           02/01/97          0
    288696                               O            01/01/27
    0


1


    1547105          356/G01             F          240,500.00         ZZ
                                         360        240,500.00          1
    1809 SINCLAIR DRIVE                8.000          1,764.71         87
                                       7.750          1,764.71      277,000.00
    PLEASANTON       CA   94588          2            11/29/96         11
    0430105247                           05           02/01/97         25
    2386423                              O            01/01/27
    0


    1547107          698/698             F          292,000.00         ZZ
                                         360        292,000.00          1
    2018 CLARK LANE NO. B              8.000          2,142.59         78
                                       7.750          2,142.59      375,000.00
    REDONDO BEACH    CA   90278          2            12/12/96         00
    6405208                              01           02/01/97          0
    6405208                              O            01/01/27
    0


    1547108          637/G01             F          388,000.00         ZZ
                                         360        388,000.00          1
    207 CHIQUITA ROAD                  8.000          2,847.01         80
                                       7.750          2,847.01      485,000.00
    HEALDSBURG       CA   95448          1            12/03/96         00
    0430113944                           05           02/01/97          0
    9312505                              O            01/01/27
    0


    1547143          253/253             F           88,000.00         T
                                         360         87,898.37          1
    140 ENCINO DRIVE                   8.750            692.30         80
                                       8.500            692.30      110,000.00
    KERRVILLE        TX   78028          1            10/29/96         00
    322859                               05           12/01/96          0
    322859                               O            11/01/26
    0


    1547205          B75/G01             F          305,400.00         ZZ
                                         360        305,195.08          1
    10533 S GRIZZLY GULCH              8.000          2,240.92         90
                                       7.750          2,240.92      339,359.00
    HIGHLANDS RANCH  CO   80126          1            11/27/96         11
    0430112607                           03           01/01/97         25
    2523421                              O            12/01/26
    0


    1547208          B75/G01             F          300,000.00         ZZ
                                         360        299,818.26          1
    28671 RANCHO MARALENA              8.500          2,306.74         89
                                       8.250          2,306.74      339,000.00
1


    LAGUNA NIGUEL    CA   92677          1            11/21/96         01
    0430112375                           03           01/01/97         25
    2640803                              O            12/01/26
    0


    1547213          731/G01             F          105,000.00         ZZ
                                         360        105,000.00          1
    355 NORTH 102ND STREET             8.250            788.83         68
                                       8.000            788.83      155,000.00
    SEATTLE          WA   98133          1            12/09/96         00
    0430112508                           05           02/01/97          0
    230140297                            O            01/01/27
    0


    1547214          069/G01             F          207,000.00         ZZ
                                         360        207,000.00          1
    17925 SCARECROW PLACE              7.750          1,482.98         60
                                       7.500          1,482.98      345,000.00
    ROWLAND HEIGHTS  CA   91748          1            12/02/96         00
    0430115337                           05           02/01/97          0
    2362150225                           O            01/01/27
    0


    1547222          375/G01             F          167,250.00         ZZ
                                         360        166,870.75          1
    1116 NORTH BRANCIFORTE AVENUE      8.875          1,330.72         75
                                       8.625          1,330.72      223,000.00
    SANTA CRUZ       CA   95062          1            08/01/96         00
    0430109850                           05           10/01/96          0
    UNKNOWN                              O            09/01/26
    0


    1547232          568/G01             F          232,850.00         ZZ
                                         360        232,850.00          1
    11815 BLAKE ROAD                   8.125          1,728.90         90
                                       7.875          1,728.90      258,750.00
    WILTON           CA   95693          1            12/09/96         10
    0430111286                           05           02/01/97         25
    808050                               O            01/01/27
    0


    1547241          976/G01             F           58,400.00         ZZ
                                         360         58,400.00          1
    1249 CORKWOOD CIRCLE               8.250            438.74         80
                                       8.000            438.74       73,000.00
    CHESAPEAKE       VA   23320          2            12/06/96         00
    0430112136                           07           02/01/97          0
    338799                               O            01/01/27
    0
1




    1547262          E22/G01             F          444,000.00         ZZ
                                         360        444,000.00          1
    1100 KENWOOD PLACE                 8.375          3,374.72         80
                                       8.125          3,374.72      555,000.00
    FULLERTON        CA   92631          2            12/11/96         00
    0410303838                           05           02/01/97          0
    410303838                            O            01/01/27
    0


    1547263          E22/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    1360 CASSINS STREET                8.375          2,660.25         67
                                       8.125          2,660.25      524,990.00
    CARLSBAD         CA   92009          1            12/11/96         00
    0410304919                           03           02/01/97          0
    410304919                            O            01/01/27
    0


    1547264          E22/G01             F          256,900.00         ZZ
                                         360        256,900.00          1
    24622 MONITA CIRCLE                8.500          1,975.34         80
                                       8.250          1,975.34      321,182.00
    LAGUNA NIGUEL    CA   92677          1            12/16/96         00
    0410292080                           03           02/01/97          0
    410292080                            O            01/01/27
    0


    1547265          E22/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    1967 DAGGETT COURT                 8.375          1,976.19         65
                                       8.125          1,976.19      405,000.00
    SOUTH LAKE TAHO  CA   96150          2            12/12/96         00
    0410274864                           03           02/01/97          0
    410274864                            O            01/01/27
    0


    1547266          E22/G01             F          173,375.00         ZZ
                                         360        173,375.00          1
    15740 PASEO DEL CAMPO              8.125          1,287.30         95
                                       7.875          1,287.30      182,500.00
    SAN LORENZO      CA   94580          2            12/12/96         04
    0410305569                           05           02/01/97         30
    410305569                            O            01/01/27
    0


    1547272          E22/G01             F          207,000.00         ZZ
                                         360        207,000.00          1
1


    22721 WOOD LAKE LANE               8.250          1,555.12         80
                                       8.000          1,555.12      259,000.00
    LAKE FOREST      CA   92630          2            12/11/96         00
    0410303580                           05           02/01/97          0
    410303580                            O            01/01/27
    0


    1547274          E22/G01             F          189,500.00         ZZ
                                         360        189,500.00          1
    25015 COMAL COURT                  8.500          1,457.09         80
                                       8.250          1,457.09      237,000.00
    LOMITA           CA   90717          2            12/09/96         00
    0410304893                           05           02/01/97          0
    410304893                            O            01/01/27
    0


    1547278          E22/G01             F          243,000.00         ZZ
                                         360        243,000.00          1
    667 WINDSOR DRIVE                  7.875          1,761.92         75
                                       7.625          1,761.92      325,000.00
    BENICIA          CA   94510          5            12/11/96         00
    0410236517                           05           02/01/97          0
    410236517                            O            01/01/27
    0


    1547279          E22/G01             F          356,000.00         ZZ
                                         360        356,000.00          1
    25090 CENTURY OAKS CIRCLE          8.125          2,643.29         80
                                       7.875          2,643.29      445,000.00
    CASTRO VALLEY    CA   94552          2            12/06/96         00
    0410267116                           03           02/01/97          0
    410267116                            O            01/01/27
    0


    1547280          E22/G01             F          317,300.00         ZZ
                                         360        317,300.00          1
    7079 WILDERNESS CIRCLE             8.000          2,328.23         80
                                       7.750          2,328.23      400,000.00
    SAN JOSE         CA   95135          2            12/06/96         00
    0410305312                           05           02/01/97          0
    410305312                            O            01/01/27
    0


    1547296          439/G01             F          303,700.00         ZZ
                                         360        303,502.34          1
    24576 LOLA LANE                    8.150          2,260.29         80
                                       7.900          2,260.29      379,634.00
    SANTA CLARITA    CA   91321          1            11/12/96         00
    0430114660                           05           01/01/97          0
1


    1856988                              O            12/01/26
    0


    1547297          439/G01             F          332,000.00         ZZ
                                         360        331,779.48          1
    21755 SUTHERLAND DRIVE             8.050          2,447.69         80
                                       7.800          2,447.69      415,000.00
    YORBA LINDA      CA   92687          1            11/08/96         00
    0430113480                           05           01/01/97          0
    1877549                              O            12/01/26
    0


    1547298          439/G01             F          216,000.00         ZZ
                                         360        215,862.26          1
    15 SOMERSET DRIVE                  8.250          1,622.74         80
                                       8.000          1,622.74      270,000.00
    HOLBROOK         NY   11741          1            11/26/96         00
    0430113522                           05           01/01/97          0
    1878897                              O            12/01/26
    0


    1547299          439/G01             F          240,000.00         ZZ
                                         360        239,843.80          1
    6 NAN PLACE                        8.150          1,786.20         78
                                       7.900          1,786.20      310,000.00
    KINGS PARK       NY   11754          1            11/20/96         00
    0430113555                           05           01/01/97          0
    1879833                              O            12/01/26
    0


    1547300          439/G01             F          283,500.00         ZZ
                                         360        283,315.49          1
    14265 SHAFFI LANE                  8.150          2,109.95         90
                                       7.900          2,109.95      315,000.00
    CASTROVILLE      CA   95012          2            11/12/96         10
    0430113589                           05           01/01/97         25
    1880152                              O            12/01/26
    0


    1547301          439/G01             F          400,000.00         ZZ
                                         360        399,723.33          1
    1856 VIKING WAY                    7.850          2,893.34         31
                                       7.600          2,893.34    1,300,000.00
    LA JOLLA         CA   92037          1            11/07/96         00
    0430113597                           05           01/01/97          0
    1880954                              O            12/01/26
    0


1


    1547302          439/G01             F          272,000.00         ZZ
                                         360        271,819.34          1
    29 VENTURA STREET                  8.050          2,005.33         80
                                       7.800          2,005.33      340,000.00
    HALF MOON BAY    CA   94019          1            11/04/96         00
    0430113605                           05           01/01/97          0
    1880976                              O            12/01/26
    0


    1547303          439/G01             F          300,000.00         ZZ
                                         360        299,794.58          1
    925 PACIFIC COURT                  7.900          2,180.42         80
                                       7.650          2,180.42      375,500.00
    WALNUT CREEK     CA   94598          1            11/08/96         00
    0430113613                           05           01/01/97          0
    1881344                              O            12/01/26
    0


    1547304          439/G01             F          236,000.00         ZZ
                                         360        235,838.40          1
    1219 VISCANO DRIVE                 7.900          1,715.27         72
                                       7.650          1,715.27      330,000.00
    GLENDALE         CA   91207          2            11/18/96         00
    0430113639                           05           01/01/97          0
    1881636                              O            12/01/26
    0


    1547305          439/G01             F          228,200.00         ZZ
                                         360        228,040.55          1
    14749 COLE DRIVE                   7.800          1,642.75         70
                                       7.550          1,642.75      326,000.00
    SAN JOSE         CA   95124          1            11/18/96         00
    0430113464                           05           01/01/97          0
    1881973                              O            12/01/26
    0


    1547306          439/G01             F          266,400.00         ZZ
                                         360        266,236.94          1
    352 HILL STREET                    8.450          2,038.96         80
                                       8.200          2,038.96      333,000.00
    MONROVIA         CA   91016          1            11/19/96         00
    0430113654                           05           01/01/97          0
    1882248                              O            12/01/26
    0


    1547307          439/G01             F          232,700.00         ZZ
                                         360        232,554.61          1
    6872 LOS AMIGOS CIRCLE             8.350          1,764.59         95
                                       8.100          1,764.59      244,947.00
1


    HUNTINGTON BEAC  CA   92648          1            11/22/96         10
    0430113662                           05           01/01/97         30
    1883053                              O            12/01/26
    0


    1547308          439/G01             F          251,200.00         ZZ
                                         360        251,036.51          1
    2040 FORSTER LANE                  8.150          1,869.56         75
                                       7.900          1,869.56      334,933.00
    AUBURN           CA   95603          5            11/14/96         00
    0430113688                           05           01/01/97          0
    1883240                              O            12/01/26
    0


    1547309          439/G01             F          218,500.00         ZZ
                                         360        218,360.67          1
    1541 CARMEN WAY                    8.250          1,641.52         95
                                       8.000          1,641.52      230,000.00
    OXNARD           CA   93030          1            11/20/96         10
    0430113712                           05           01/01/97         30
    1883644                              O            12/01/26
    0


    1547310          439/G01             F          274,500.00         ZZ
                                         360        274,324.96          1
    18829 PASEO NUEVO DRIVE            8.250          2,062.23         58
                                       8.000          2,062.23      475,000.00
    TARZANA          CA   91356          2            11/18/96         00
    0430113738                           05           01/01/97          0
    1883694                              O            12/01/26
    0


    1547311          439/G01             F          251,900.00         ZZ
                                         360        251,718.59          1
    12903 SPRING LAKES DRIVE           7.650          1,787.27         80
                                       7.400          1,787.27      314,890.00
    COOPER CITY      FL   33330          1            11/27/96         00
    0430113753                           03           01/01/97          0
    1885272                              O            12/01/26
    0


    1547312          439/G01             F          580,000.00         ZZ
                                         360        580,000.00          1
    38551 CALLE DE CAMPANERO           7.800          4,175.25         80
                                       7.550          4,175.25      725,000.00
    MURRIETA         CA   92562          1            12/04/96         00
    0430113761                           05           02/01/97          0
    1885446                              O            01/01/27
    0
1




    1547315          369/G01             F          325,000.00         ZZ
                                         360        325,000.00          1
    320 GEORGIAN ROAD                  7.875          2,356.48         51
                                       7.625          2,356.48      640,000.00
    LA CANADA-FLINT  CA   91011          5            12/02/96         00
    0430111518                           05           02/01/97          0
    49822224                             O            01/01/27
    0


    1547322          E29/G01             F          190,050.00         ZZ
                                         360        190,050.00          1
    2466 WEST SUNSET DRIVE             8.375          1,444.52         80
                                       8.125          1,444.52      237,580.00
    LITTLETON        CO   80120          1            12/31/96         00
    0430116608                           03           02/01/97          0
    59604022                             O            01/01/27
    0


    1547324          623/623             F          296,000.00         ZZ
                                         360        296,000.00          1
    8260 SOUTHWEST LIZ PLACE           7.750          2,120.58         80
                                       7.500          2,120.58      370,000.00
    BEAVERTON        OR   97007          1            12/04/96         00
    37092705                             09           02/01/97          0
    37092705                             O            01/01/27
    0


    1547327          313/G01             F          120,000.00         ZZ
                                         360        120,000.00          1
    1067 WEST SUTTON COURT             8.375            912.09         42
                                       8.125            912.09      292,000.00
    PALATINE         IL   60067          1            12/12/96         00
    0430112995                           09           02/01/97          0
    6047633                              O            01/01/27
    0


    1547328          601/G01             F          388,000.00         ZZ
                                         360        388,000.00          1
    6501 TWIN OAKS DRIVE               8.125          2,880.89         80
                                       7.875          2,880.89      485,000.00
    PLANO            TX   75024          1            12/16/96         00
    0430103382                           03           02/01/97          0
    896544                               O            01/01/27
    0


    1547344          270/G01             F          218,250.00         ZZ
                                         360        218,099.80          1
1


    120 LONG BOW ROAD                  7.875          1,582.47         90
                                       7.625          1,582.47      242,500.00
    SHAVANO PARK     TX   78231          1            11/22/96         04
    0430112532                           05           01/01/97         25
    7031313                              O            12/01/26
    0


    1547348          685/G01             F          216,000.00         ZZ
                                         360        216,000.00          1
    2116 NORTH ROSS STREET             8.000          1,584.93         80
                                       7.750          1,584.93      270,000.00
    SANTA ANA        CA   92706          1            12/13/96         00
    0430109868                           05           02/01/97          0
    106298                               O            01/01/27
    0


    1547354          317/G01             F          259,800.00         ZZ
                                         360        259,611.96          1
    1433 EAGLE RIDGE RUN               7.625          1,838.85         90
                                       7.375          1,838.85      288,691.00
    BEL AIR          MD   21014          1            11/26/96         10
    0430105205                           03           01/01/97         25
    251666                               O            12/01/26
    0


    1547355          964/G01             F          187,200.00         ZZ
                                         360        187,200.00          1
    4542 TRAFALGAR DRIVE               8.250          1,406.37         80
                                       8.000          1,406.37      234,000.00
    LA PALMA         CA   90623          1            12/09/96         00
    0430103812                           05           02/01/97          0
    21610                                O            01/01/27
    0


    1547356          317/G01             F          240,900.00         ZZ
                                         360        240,734.21          1
    10722 RIVER PLANTATION DRIVE       7.875          1,746.70         80
                                       7.625          1,746.70      301,132.00
    AUSTIN           TX   78747          1            11/22/96         00
    0430105239                           03           01/01/97          0
    242031                               O            12/01/26
    0


    1547367          964/G01             F          169,600.00         ZZ
                                         360        169,600.00          1
    24 GRANDE VISTA                    8.000          1,244.47         80
                                       7.750          1,244.47      212,000.00
    NOVATO           CA   94947          1            12/03/96         00
    0430104505                           05           02/01/97          0
1


    21265                                O            01/01/27
    0


    1547380          E26/G01             F          207,000.00         ZZ
                                         360        207,000.00          1
    93 MARKET STREET                   8.250          1,555.13         75
                                       8.000          1,555.13      277,000.00
    ANNAPOLIS        MD   21401          1            12/09/96         00
    0430105106                           05           02/01/97          0
    431254                               O            01/01/27
    0


    1547381          964/G01             F          222,000.00         ZZ
                                         360        222,000.00          1
    28 MONTELEGRO                      7.875          1,609.65         75
                                       7.625          1,609.65      296,000.00
    IRVINE           CA   92714          1            12/10/96         00
    0430105320                           03           02/01/97          0
    21435                                O            01/01/27
    0


    1547382          G80/G80             F          275,600.00         ZZ
                                         360        275,415.07          1
    2030 WESTERN AVENUE                8.000          2,022.26         75
    #612                               7.750          2,022.26      367,500.00
    SEATTLE          WA   98121          1            11/22/96         00
    802881600                            08           01/01/97          0
    802881600                            O            12/01/26
    0


    1547397          964/G01             F          199,200.00         ZZ
                                         360        199,200.00          1
    316 MILTON DRIVE                   8.375          1,514.06         80
                                       8.125          1,514.06      249,000.00
    SAN GABRIEL      CA   91775          1            12/12/96         00
    0430104422                           05           02/01/97          0
    21695                                O            01/01/27
    0


    1547403          E19/G01             F          693,000.00         ZZ
                                         360        693,000.00          1
    2838 BENTLEY WAY                   8.375          5,267.30         71
                                       8.125          5,267.30      985,000.00
    DIAMOND BAR      CA   91765          2            12/05/96         00
    0430116392                           03           02/01/97          0
    100018967                            O            01/01/27
    0


1


    1547404          E19/G01             F          108,000.00         ZZ
                                         360        108,000.00          1
    1362 SANDERLING DRIVE              8.375            820.88         80
                                       8.125            820.88      135,000.00
    FAIRFIELD        CA   94533          2            12/05/96         00
    0430114157                           05           02/01/97          0
    100014231                            O            01/01/27
    0


    1547418          731/G01             F          215,150.00         ZZ
                                         360        215,150.00          1
    6216 YEADON WAY                    7.875          1,559.99         80
                                       7.625          1,559.99      268,990.00
    SAN JOSE         CA   95119          1            12/11/96         00
    0430110395                           05           02/01/97          0
    112152807                            O            01/01/27
    0


    1547422          470/G01             F          337,000.00         ZZ
                                         360        337,000.00          1
    47 SUNLIT DRIVE                    7.875          2,443.49         44
                                       7.625          2,443.49      775,000.00
    SANTA FE         NM   87501          2            12/11/96         00
    0430110791                           05           02/01/97          0
    51011148                             O            01/01/27
    0


    1547429          267/267             F          223,920.00         ZZ
                                         360        223,920.00          1
    24255 OCEAN AVE                    7.875          1,623.58         80
                                       7.625          1,623.58      279,900.00
    TORRANCE         CA   90505          1            12/10/96         00
    4425804                              05           02/01/97          0
    4425804                              O            01/01/27
    0


    1547433          267/267             F          224,000.00         ZZ
                                         360        224,000.00          1
    23068 OSTRONIC DRIVE               7.625          1,585.46         80
                                       7.375          1,585.46      280,000.00
    WOODLAND HILLS   CA   91367          1            12/03/96         00
    4425684                              05           02/01/97          0
    4425684                              O            01/01/27
    0


    1547441          069/G01             F          371,250.00         ZZ
                                         360        371,250.00          1
    4522 DORCHESTER ROAD               8.000          2,724.11         75
    (CORONA DEL MAR AREA)              7.750          2,724.11      495,000.00
1


    NEWPORT BEACH    CA   92625          1            12/09/96         00
    0430112482                           03           02/01/97          0
    2362152551                           O            01/01/27
    0


    1547443          E22/G01             F          134,400.00         ZZ
                                         360        134,320.65          1
    553 STODARDS MILL DR               8.625          1,045.35         80
                                       8.375          1,045.35      168,000.00
    BALLWIN          MO   63011          2            11/27/96         00
    0410307334                           05           01/01/97          0
    410307334                            O            12/01/26
    0


    1547444          E22/G01             F          175,000.00         ZZ
                                         360        175,000.00          1
    4360 PHYLLIS DRIVE                 8.375          1,330.13         41
                                       8.125          1,330.13      430,000.00
    NORTHBROOK       IL   60062          5            12/05/96         00
    0410307169                           05           02/01/97          0
    410307169                            O            01/01/27
    0


    1547445          069/G01             F          170,000.00         ZZ
                                         360        170,000.00          1
    2220 TALMADGE STREET               8.125          1,262.25         54
                                       7.875          1,262.25      320,000.00
    LOS ANGELES      CA   90027          1            12/10/96         00
    0430111930                           05           02/01/97          0
    2362148583                           O            01/01/27
    0


    1547458          375/G01             F          259,400.00         ZZ
                                         360        259,400.00          1
    780 COE AVENUE                     8.125          1,926.04         68
                                       7.875          1,926.04      387,000.00
    SAN JOSE         CA   95125          1            12/02/96         00
    0430114298                           05           02/01/97          0
    UNKNOWN                              O            01/01/27
    0


    1547470          369/G01             F          280,000.00         ZZ
                                         360        279,821.45          1
    3082 LANDINGS COURT                8.250          2,103.55         80
                                       8.000          2,103.55      351,000.00
    HAINES CITY      FL   33844          2            12/04/96         00
    0430113886                           05           01/01/97          0
    0060288933                           O            12/01/26
    0
1




    1547474          369/G01             F          650,000.00         ZZ
                                         360        649,585.52          1
    9101 MEMORIAL DRIVE                8.250          4,883.23         78
                                       8.000          4,883.23      839,470.00
    HOUSTON          TX   77024          2            11/26/96         00
    0430110643                           03           01/01/97          0
    181028809                            O            12/01/26
    0


    1547502          491/491             F          250,650.00         ZZ
                                         360        250,481.81          1
    188 SPANISH GARDEN DRIVE           8.000          1,839.19         90
                                       7.750          1,839.19      278,500.00
    CHICO            CA   95928          1            11/19/96         04
    0061476005                           03           01/01/97         25
    0061476005                           O            12/01/26
    0


    1547504          491/491             F          279,900.00         ZZ
                                         360        279,712.19          1
    23121 LOS PADRES DRIVE             8.000          2,053.81         80
                                       7.750          2,053.81      349,900.00
    TRACY            CA   95376          1            11/14/96         00
    0061485497                           05           01/01/97          0
    0061485497                           O            12/01/26
    0


    1547505          491/491             F          357,000.00         ZZ
                                         360        356,783.72          1
    10 CAMINO POR LOS ARBOLES          8.500          2,745.03         20
                                       8.250          2,745.03    1,800,000.00
    ATHERTON         CA   94027          2            11/06/96         00
    0061386464                           05           01/01/97          0
    0061386464                           O            12/01/26
    0


    1547506          491/491             F          232,750.00         ZZ
                                         360        232,597.74          1
    745 GLEN EAGLE COURT               8.125          1,728.17         95
                                       7.875          1,728.17      245,000.00
    DANVILLE         CA   94526          1            11/01/96         11
    0061487791                           09           01/01/97         30
    0061487791                           O            12/01/26
    0


    1547508          491/491             F          220,000.00         ZZ
                                         360        219,660.85          1
1


    1093 CHLOE COURT #A                8.125          1,633.50         78
                                       7.875          1,633.50      285,000.00
    CONCORD          CA   94518          2            10/17/96         00
    0061381306                           05           12/01/96          0
    0061381306                           O            11/01/26
    0


    1547509          491/491             F          273,000.00         ZZ
                                         360        272,816.82          1
    5268 LAUREL DRIVE                  8.000          2,003.18         84
                                       7.750          2,003.18      325,000.00
    CONCORD          CA   94521          2            11/13/96         10
    0061348601                           05           01/01/97         12
    0061348601                           O            12/01/26
    0


    1547510          491/491             F          236,600.00         ZZ
                                         360        236,229.74          1
    20 SHEPHERD STREET                 7.250          1,614.03         80
                                       7.000          1,614.03      295,750.00
    NORWALK          CT   06851          1            10/24/96         00
    0061386219                           05           12/01/96          0
    0061386219                           O            11/01/26
    0


    1547511          491/491             F          242,400.00         ZZ
                                         360        242,245.42          1
    4386 DIAVILA AVENUE                8.250          1,821.08         80
                                       8.000          1,821.08      303,000.00
    PLEASANTON       CA   94588          1            11/13/96         00
    0061480053                           03           01/01/97          0
    0061480053                           O            12/01/26
    0


    1547514          491/491             F          256,500.00         ZZ
                                         360        256,079.33          1
    1265 COLUMBUS DRIVE                8.375          1,949.59         90
                                       8.125          1,949.59      285,000.00
    MILPITAS         CA   95035          1            10/28/96         11
    0061410811                           05           12/01/96         25
    0061410811                           O            11/01/26
    0


    1547520          A13/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
    3672 EL DORADO LOOP S              8.250          2,366.49         75
                                       8.000          2,366.49      420,000.00
     SALEM           OR   97302          5            12/11/96         00
    0430104059                           05           02/01/97          0
1


    960361177                            O            01/01/27
    0


    1547523          077/077             F          256,500.00         ZZ
                                         360        256,500.00          1
    1151 S CHARLEMAGNE                 8.375          1,949.59         90
                                       8.125          1,949.59      285,000.00
    LAKE ST LOUIS    MO   63367          1            12/06/96         11
    286699                               03           02/01/97         25
    286699                               O            01/01/27
    0


    1547534          B57/G01             F          275,600.00         ZZ
                                         360        275,600.00          1
    2139 PINECREST DRIVE               7.750          1,974.44         80
                                       7.500          1,974.44      344,500.00
    ALTADENA         CA   91001          1            12/20/96         00
    0430114546                           05           02/01/97          0
    9630538                              O            01/01/27
    0


    1547549          724/G01             F          259,350.00         ZZ
                                         360        259,350.00          1
    23 CANTERBURY STREET               8.125          1,925.67         95
                                       7.875          1,925.67      273,000.00
    ANDOVER          MA   01810          1            12/23/96         10
    0430115154                           05           02/01/97         35
    119546                               O            01/01/27
    0


    1547556          696/G01             F          188,000.00         ZZ
                                         360        188,000.00          1
    6902 OAK COURT                     7.250          1,282.49         80
                                       7.000          1,282.49      235,000.00
    ANNANDALE        VA   22003          1            12/16/96         00
    0430109942                           05           02/01/97          0
    2379194                              O            01/01/27
    0


    1547563          685/G01             F          167,800.00         ZZ
                                         360        167,800.00          1
    31 TOULON AVENUE                   8.000          1,231.26         75
                                       7.750          1,231.26      223,780.00
    FOOTHILL RANCH   CA   92610          1            12/23/96         00
    0430104570                           03           02/01/97          0
    106498                               O            01/01/27
    0


1


    1547569          246/G01             F          256,000.00         T
                                         360        256,000.00          1
    23368 BACK STREET                  8.125          1,900.80         80
                                       7.875          1,900.80      320,000.00
    ACCOMAC          VA   23301          1            12/10/96         00
    0430108795                           05           02/01/97          0
    022579                               O            01/01/27
    0


    1547570          246/G01             F          275,000.00         ZZ
                                         360        275,000.00          1
    227 SCOTT DRIVE                    8.000          2,017.86         41
                                       7.750          2,017.86      685,000.00
    ANNAPOLIS        MD   21401          1            12/03/96         00
    0430111492                           05           02/01/97          0
    023326                               O            01/01/27
    0


    1547571          696/G01             F          190,400.00         ZZ
                                         360        190,400.00          1
    1706 16TH STREET NW #2             7.875          1,380.53         80
                                       7.625          1,380.53      238,000.00
    WASHINGTON       DC   20009          1            12/13/96         00
    0430116905                           01           02/01/97          0
    3124815                              O            01/01/27
    0


    1547573          E82/G01             F          344,800.00         ZZ
                                         360        344,800.00          1
    6910 DYLAN LANE                    8.000          2,530.02         80
                                       7.750          2,530.02      431,317.00
    INDEPENDENCE     MN   55357          1            12/20/96         00
    0400021804                           05           02/01/97          0
    400021804                            O            01/01/27
    0


    1547574          181/181             F          358,700.00         ZZ
                                         360        358,465.36          1
    9437 CECILIA STREET                8.125          2,663.34         90
                                       7.875          2,663.34      399,000.00
    DOWNEY           CA   90241          1            11/27/96         19
    5396573                              05           01/01/97         25
    5396573                              O            12/01/26
    0


    1547586          E22/G01             F           95,000.00         ZZ
                                         360         95,000.00          1
    6157 NW 74TH COURT                 8.750            747.37         75
                                       8.500            747.37      126,900.00
1


    PARKLAND         FL   33067          1            12/20/96         00
    0410250377                           09           02/01/97          0
    410250377                            O            01/01/27
    0


    1547610          637/G01             F          229,500.00         ZZ
                                         360        229,500.00          1
    4852 CRESTONE NEEDLE WAY           8.250          1,724.16         90
                                       8.000          1,724.16      255,000.00
    ANTIOCH          CA   94509          1            12/02/96         10
    0430113951                           05           02/01/97         25
    3065869                              O            01/01/27
    0


    1547612          637/G01             F          335,900.00         ZZ
                                         360        335,900.00          1
    335 BRITTANY PLACE                 8.250          2,523.51         79
                                       8.000          2,523.51      430,000.00
    LIVERMORE        CA   94550          2            12/05/96         00
    0430114132                           05           02/01/97          0
    3440161                              O            01/01/27
    0


    1547614          637/G01             F          230,000.00         ZZ
                                         360        230,000.00          1
    2502 57TH STREET S.W.              8.000          1,687.66         71
                                       7.750          1,687.66      324,000.00
    EVERETT          WA   98203          1            12/02/96         00
    0430113183                           03           02/01/97          0
    9489170                              O            01/01/27
    0


    1547618          637/G01             F          255,000.00         ZZ
                                         360        255,000.00          1
    38323 KIMBRO STREET                7.875          1,848.93         70
                                       7.625          1,848.93      365,000.00
    FREMONT          CA   94536          2            12/06/96         00
    0430114330                           03           02/01/97          0
    9517525                              O            01/01/27
    0


    1547624          637/G01             F          230,000.00         ZZ
                                         360        230,000.00          1
    2801 ASHWORTH CIRCLE               8.125          1,707.75         80
                                       7.875          1,707.75      287,500.00
    LAS VEGAS        NV   89107          1            12/10/96         00
    0430114108                           05           02/01/97          0
    9409433                              O            01/01/27
    0
1




    1547626          637/G01             F          296,000.00         ZZ
                                         360        296,000.00          1
    1236 ELDERBERRY DRIVE              8.250          2,223.75         79
                                       8.000          2,223.75      375,000.00
    SUNNYVALE        CA   94087          2            12/03/96         00
    0430112367                           05           02/01/97          0
    3440112                              O            01/01/27
    0


    1547633          822/G01             F          391,500.00         ZZ
                                         360        391,500.00          1
    379 CEDARCROFT DRIVE               7.750          2,804.76         90
                                       7.500          2,804.76      435,000.00
    BRICK            NJ   08724          1            12/16/96         10
    0430113407                           05           02/01/97         25
    0366025511                           O            01/01/27
    0


    1547638          E87/G01             F          372,000.00         ZZ
                                         360        372,000.00          1
    2640 KRILL ROAD                    7.875          2,697.26         80
                                       7.625          2,697.26      465,000.00
    SOLVANG          CA   93463          1            12/04/96         00
    0430112359                           05           02/01/97          0
    70000246                             O            01/01/27
    0


    1547642          626/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    2301 SHOREWOOD DRIVE               8.375          2,280.22         64
                                       8.125          2,280.22      470,000.00
    CARMICHAEL       CA   95608          2            12/05/96         00
    0430112169                           05           02/01/97          0
    6682512                              O            01/01/27
    0


    1547653          B74/G01             F          203,200.00         ZZ
                                         360        203,200.00          1
    1099 SOUTH RIMWOOD DRIVE           8.250          1,526.57         80
                                       8.000          1,526.57      254,000.00
    ANAHEIM          CA   92807          1            12/19/96         00
    0430120808                           03           02/01/97          0
    964250                               O            01/01/27
    0


    1547655          698/G01             F          256,500.00         ZZ
                                         360        256,500.00          1
1


    1410 CALLE ESPANA                  8.000          1,882.11         90
                                       7.750          1,882.11      285,000.00
    SAN DIMAS        CA   91773          1            12/20/96         10
    0430113506                           05           02/01/97         25
    2400298                              O            01/01/27
    0


    1547661          685/G01             F          291,450.00         ZZ
                                         360        291,450.00          1
    28402 VIA DEL SERENO               8.250          2,189.57         80
                                       8.000          2,189.57      364,364.00
    SAN JUAN CAPIST  CA   92675          1            12/23/96         00
    0430114512                           03           02/01/97          0
    106275                               O            01/01/27
    0


    1547676          E22/G01             F           40,000.00         ZZ
                                         360         40,000.00          1
    1849 GROSSE POINTE CIRCLE          8.125            297.00         30
                                       7.875            297.00      135,000.00
    HANOVER PARK     IL   60103          1            12/06/96         00
    0410204994                           05           02/01/97          0
    410204994                            O            01/01/27
    0


    1547679          F30/G01             F          307,000.00         ZZ
                                         360        307,000.00          1
    1948 EAST PRINCETON AVENUE         7.875          2,225.96         85
                                       7.625          2,225.96      363,000.00
    SALT LAKE CITY   UT   84108          2            12/20/96         10
    0430112326                           05           02/01/97         12
    102611                               O            01/01/27
    0


    1547688          181/181             F           73,600.00         ZZ
                                         360         73,558.73          1
    109 NORTH SPRAY PLACE              8.875            585.60         80
                                       8.625            585.60       92,000.00
    HAW RIVER        NC   27258          5            11/26/96         00
    5374154                              05           01/01/97          0
    5374154                              O            12/01/26
    0


    1547693          698/698             F          269,950.00         ZZ
                                         360        269,950.00          1
    25926 WEST BRYANT PLACE            7.875          1,957.32         80
                                       7.625          1,957.32      338,174.00
    STEVENSON RANCH  CA   91381          1            12/10/96         00
    17352710                             03           02/01/97          0
1


    17352710                             O            01/01/27
    0


    1547698          776/G01             F          238,500.00         ZZ
                                         360        238,500.00          1
    21301 MONTERRA                     7.875          1,729.30         89
                                       7.625          1,729.30      270,000.00
    LAKE FOREST      CA   92630          2            12/05/96         01
    0430114025                           03           02/01/97         25
    6139097                              O            01/01/27
    0


    1547711          E22/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    2787 SUSSEX WAY                    8.375          1,915.38         75
                                       8.125          1,915.38      336,000.00
    REDWOOD CITY     CA   94061          5            12/16/96         00
    0410310403                           05           02/01/97          0
    410310403                            O            01/01/27
    0


    1547726          685/G01             F          317,800.00         ZZ
                                         360        317,800.00          1
    16202 ALPINE PLACE                 8.125          2,359.66         80
                                       7.875          2,359.66      397,297.00
    LA MIRADA        CA   90638          1            12/16/96         00
    0430104638                           03           02/01/97          0
    106207                               O            01/01/27
    0


    1547731          181/181             F          260,800.00         ZZ
                                         360        260,625.01          1
    8910 BAY VIEW COURT                8.000          1,913.66         80
                                       7.750          1,913.66      326,038.00
    GAINESVILLE      GA   30506          1            11/27/96         00
    5374421                              05           01/01/97          0
    5374421                              O            12/01/26
    0


    1547749          688/G01             F          154,400.00         ZZ
                                         360        154,400.00          1
    2862 EAST FAIRFIELD STREET         7.875          1,119.51         75
                                       7.625          1,119.51      206,145.00
    MESA             AZ   85213          1            12/11/96         00
    0430113878                           05           02/01/97          0
    36246                                O            01/01/27
    0


1


    1547756          181/181             F          228,000.00         ZZ
                                         360        227,854.61          1
    8 ARIES COURT                      8.250          1,712.89         80
                                       8.000          1,712.89      285,000.00
    NEWPORT BEACH    CA   92663          2            11/27/96         00
    NG                                   01           01/01/97          0
    NG                                   O            12/01/26
    0


    1547760          181/181             F          372,150.00         ZZ
                                         360        371,906.57          1
    1522 BROOKSIDE ROAD                8.125          2,763.20         90
                                       7.875          2,763.20      413,500.00
    MCLEAN           VA   22101          1            11/26/96         12
    5373751                              05           01/01/97         25
    5373751                              O            12/01/26
    0


    1547761          640/G01             F          367,600.00         ZZ
                                         349        367,363.59          1
    11281 COUNTRY FOREST COVE          8.625          2,878.54         80
                                       8.375          2,878.54      459,500.00
    COLLIERVILLE     TN   38017          4            11/22/96         00
    0430117820                           05           01/01/97          0
    5648670                              O            01/01/26
    0


    1547765          181/181             F          148,350.00         ZZ
                                         360        148,250.46          1
    10 NORTHLAKE                       8.000          1,088.54         70
                                       7.750          1,088.54      212,000.00
    IRVINE           CA   92604          1            11/26/96         00
    5396719                              01           01/01/97          0
    5396719                              O            12/01/26
    0


    1547767          181/181             F          238,500.00         ZZ
                                         360        238,327.38          1
    9613 AMBLESIDE DR                  7.625          1,688.09         90
                                       7.375          1,688.09      265,000.00
    WINDERMERE       FL   34786          1            11/27/96         12
    5547156                              05           01/01/97         25
    5547156                              O            12/01/26
    0


    1547772          737/G01             F          224,500.00         ZZ
                                         360        224,500.00          1
    4201 E 63RD PLACE                  8.125          1,666.91         65
                                       7.875          1,666.91      347,000.00
1


    SCOTTSDALE       AZ   85251          2            12/12/96         00
    0430112854                           05           02/01/97          0
    512113                               O            01/01/27
    0


    1547773          181/181             F          300,000.00         ZZ
                                         360        299,808.69          1
    1207 VIA CIELITO                   8.250          2,253.81         80
                                       8.000          2,253.81      375,000.00
    VENTURA          CA   93003          2            11/18/96         00
    5392578                              05           01/01/97          0
    5392578                              O            12/01/26
    0


    1547779          181/181             F          331,000.00         ZZ
                                         360        331,000.00          1
    929 S BRUNER                       8.125          2,457.67         75
                                       7.875          2,457.67      445,000.00
    HINSDALE         IL   60521          5            12/05/96         00
    5560209                              05           02/01/97          0
    5560209                              O            01/01/27
    0


    1547781          181/181             F          293,200.00         ZZ
                                         360        292,998.23          1
    644 PRAIRIE                        7.875          2,125.90         80
                                       7.625          2,125.90      366,562.00
    WILMETTE         IL   60091          1            11/21/96         00
    5384508                              03           01/01/97          0
    5384508                              O            12/01/26
    0


    1547789          181/181             F          332,000.00         ZZ
                                         360        332,000.00          1
    1464 MCDANIELS AVE                 8.375          2,523.44         66
                                       8.125          2,523.44      510,000.00
    HIGHLAND PARK    IL   60035          2            12/06/96         00
    5561175                              05           02/01/97          0
    5561175                              O            01/01/27
    0


    1547790          369/G01             F          221,800.00         ZZ
                                         360        221,800.00          1
    7447 E QUILL LANE                  8.375          1,685.85         75
                                       8.125          1,685.85      296,000.00
    SCOTTSDALE       AZ   85255          1            12/11/96         00
    0430112649                           03           02/01/97          0
    0048829097                           O            01/01/27
    0
1




    1547820          964/G01             F          187,900.00         ZZ
                                         360        187,900.00          1
    30 CALABRIA LANE                   7.875          1,362.41         80
                                       7.625          1,362.41      234,900.00
    FOOTHILL RANCH   CA   92610          1            12/17/96         00
    0430108621                           03           02/01/97          0
    21140                                O            01/01/27
    0


    1547830          696/G01             F          235,000.00         ZZ
                                         360        235,000.00          1
    21498 TITHABLES CIRCLE             7.500          1,643.15         80
                                       7.250          1,643.15      293,789.00
    ASHBURN          VA   20148          1            12/24/96         00
    0430110361                           03           02/01/97          0
    2339162                              O            01/01/27
    0


    1547848          956/G01             F          208,000.00         ZZ
                                         360        208,000.00          1
    3403 PINEWOOD DRIVE                7.750          1,490.14         80
                                       7.500          1,490.14      260,000.00
    HAYWARD          CA   94542          1            12/16/96         00
    0430113894                           05           02/01/97          0
    612038                               O            01/01/27
    0


    1547853          956/G01             F          228,800.00         ZZ
                                         360        228,800.00          1
    2708 REMBRANDT PLACE               8.000          1,678.85         80
                                       7.750          1,678.85      286,000.00
    MODESTO          CA   95356          1            12/06/96         00
    0430113498                           05           02/01/97          0
    611258                               O            01/01/27
    0


    1547856          267/267             F          260,000.00         ZZ
                                         360        260,000.00          1
    451 S GIBSON CT                    8.000          1,907.79         80
                                       7.750          1,907.79      327,000.00
    BURBANK          CA   91501          1            12/12/96         00
    4439829                              05           02/01/97          0
    4439829                              O            01/01/27
    0


    1547860          267/267             F          274,800.00         ZZ
                                         360        274,800.00          1
1


    3518 MICHAEL DRIVE                 7.750          1,968.71         80
                                       7.500          1,968.71      343,500.00
    SAN MATEO        CA   94403          1            12/06/96         00
    4421266                              05           02/01/97          0
    4421266                              O            01/01/27
    0


    1547862          267/267             F          238,740.00         ZZ
                                         360        238,740.00          1
    3768 SOUTHRIDGE WAY                7.750          1,710.37         95
                                       7.500          1,710.37      251,306.00
    OCEANSIDE        CA   92056          1            12/05/96         10
    4425537                              03           02/01/97         30
    4425537                              O            01/01/27
    0


    1547865          267/267             F          484,000.00         ZZ
                                         360        484,000.00          1
    20 SANTA BELLA RD                  7.500          3,384.20         80
                                       7.250          3,384.20      605,000.00
    ROLLING HILLS E  CA   90274          1            12/11/96         00
    4420529                              05           02/01/97          0
    4420529                              O            01/01/27
    0


    1547873          E22/G01             F          425,100.00         ZZ
                                         360        425,100.00          1
    22 CANYONWOOD                      7.875          3,082.27         80
                                       7.625          3,082.27      531,434.00
    IRVINE           CA   92720          1            12/18/96         00
    0410235733                           03           02/01/97          0
    410235733                            O            01/01/27
    0


    1547874          267/267             F          240,000.00         ZZ
                                         360        240,000.00          1
    34 EASTWOOD DRIVE                  7.500          1,678.12         70
                                       7.250          1,678.12      345,000.00
    ORINDA           CA   94563          1            12/12/96         00
    4437592                              05           02/01/97          0
    4437592                              O            01/01/27
    0


    1547875          E22/G01             F          385,500.00         ZZ
                                         360        385,500.00          1
    8 BAYLEAF LANE                     8.250          2,896.13         80
                                       8.000          2,896.13      481,937.00
    IRVINE           CA   92720          1            12/18/96         00
    0410235667                           03           02/01/97          0
1


    410235667                            O            01/01/27
    0


    1547879          267/267             F          231,800.00         ZZ
                                         360        231,800.00          1
    4373 LA COSA AVENUE                7.750          1,660.65         95
                                       7.500          1,660.65      244,000.00
    FREMONT          CA   94536          1            12/09/96         11
    4436994                              05           02/01/97         30
    4436994                              O            01/01/27
    0


    1547880          E22/G01             F          119,000.00         ZZ
                                         360        119,000.00          1
    4601 MEADOW CREEK ROAD             8.000            873.18         68
                                       7.750            873.18      175,000.00
    PLACERVILLE      CA   95667          5            12/19/96         00
    0410309132                           05           02/01/97          0
    410309132                            O            01/01/27
    0


    1547882          E22/G01             F          124,750.00         ZZ
                                         360        124,750.00          1
    10839 MORNING STAR LANE            8.000            915.37         65
                                       7.750            915.37      194,500.00
    NEVADA CITY      CA   95959          1            12/20/96         00
    0410309686                           05           02/01/97          0
    410309686                            O            01/01/27
    0


    1547889          E22/G01             F          123,750.00         ZZ
                                         360        123,750.00          1
    1943 OTOWI DRIVE                   7.875            897.27         75
                                       7.625            897.27      165,000.00
    SANTA FE         NM   87501          1            12/13/96         00
    0410325864                           05           02/01/97          0
    410325864                            O            01/01/27
    0


    1547896          E23/G01             F          266,000.00         ZZ
                                         360        266,000.00          1
    16502 SHADY OAKS DRIVE             8.375          2,021.79         95
                                       8.125          2,021.79      280,000.00
    RAMONA           CA   92065          2            12/20/96         10
    0430114272                           05           02/01/97         30
    109011                               O            01/01/27
    0


1


    1547904          E22/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
    235 KENTUCKY AVENUE S              8.375          2,166.21         75
                                       8.125          2,166.21      380,000.00
    GOLDEN VALLEY    MN   55426          5            12/11/96         00
    0410203871                           05           02/01/97          0
    410203871                            O            01/01/27
    0


    1547907          E22/G01             F          120,000.00         ZZ
                                         360        120,000.00          1
    510 COPPERLEAF ROAD                8.750            944.05         58
                                       8.500            944.05      210,000.00
    AUSTIN           TX   78734          1            12/02/96         00
    0410311500                           05           02/01/97          0
    410311500                            O            01/01/27
    0


    1547919          E19/G01             F          435,000.00         ZZ
                                         360        435,000.00          1
    7409 ATHERTON LANE                 7.875          3,154.05         80
                                       7.625          3,154.05      544,000.00
    WEST HILLS AREA  CA   91304          2            12/13/96         00
    0430114389                           05           02/01/97          0
    100018349                            O            01/01/27
    0


    1547920          356/G01             F          475,000.00         ZZ
                                         360        475,000.00          1
    14110 SHADOW OAKS WAY              8.000          3,485.39         66
                                       7.750          3,485.39      725,000.00
    SARATOGA         CA   95070          2            12/04/96         00
    0430110023                           05           02/01/97          0
    2387843                              O            01/01/27
    0


    1547922          356/G01             F          267,000.00         ZZ
                                         360        267,000.00          1
    6766 MISTY WILLOW COURT            8.000          1,959.16         69
                                       7.750          1,959.16      390,000.00
    SAN JOSE         CA   95120          5            12/04/96         00
    0430110056                           05           02/01/97          0
    2392827                              O            01/01/27
    0


    1547924          975/G01             F          271,100.00         ZZ
                                         360        271,100.00          1
    1848 MONTAGE COURT                 7.875          1,965.66         80
                                       7.625          1,965.66      338,891.00
1


    SAN JOSE         CA   95131          1            12/16/96         00
    0430116269                           05           02/01/97          0
    963029                               O            01/01/27
    0


    1547926          975/G01             F          239,750.00         ZZ
                                         360        239,750.00          1
    1566 RANCHO HILLS DRIVE            8.250          1,801.16         75
                                       8.000          1,801.16      319,733.00
    CHINO HILLS      CA   91709          1            12/20/96         00
    0430114827                           05           02/01/97          0
    962726                               O            01/01/27
    0


    1547959          686/G01             F          101,250.00         ZZ
                                         360        101,250.00          1
    2411 NE 22ND AVENUE                8.500            778.53         75
                                       8.250            778.53      135,000.00
    LIGHTHOUSE POIN  FL   33064          1            12/17/96         00
    0430109256                           05           02/01/97          0
    17907397                             O            01/01/27
    0


    1547960          686/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
    2911 NE 55TH PLACE                 8.375            760.08         34
                                       8.125            760.08      295,000.00
    FT LAUDERDALE    FL   33308          5            12/10/96         00
    0430109520                           05           02/01/97          0
    17906670                             O            01/01/27
    0


    1547965          686/G01             F          180,000.00         ZZ
                                         360        180,000.00          1
    368 EL CAMINO REAL                 8.375          1,368.13         60
                                       8.125          1,368.13      300,000.00
    VALLEJO          CA   94590          5            12/04/96         00
    0430109538                           05           02/01/97          0
    17892326                             O            01/01/27
    0


    1547981          638/G01             F          192,500.00         T
                                         360        192,500.00          1
    23058 US HIGHWAY 6                 8.625          1,497.25         70
    #141 W                             8.375          1,497.25      275,000.00
    KEYSTONE         CO   80435          1            12/17/96         00
    0430115022                           01           02/01/97          0
    08613807                             O            01/01/27
    0
1




    1547990          369/G01             F          220,000.00         ZZ
                                         360        219,825.18          1
    11804 MOORFOOTE COURT              7.625          1,557.15         69
                                       7.375          1,557.15      320,000.00
    RALEIGH          NC   27614          2            12/05/96         00
    0430119081                           03           01/01/97          0
    60275260                             O            12/01/26
    0


    1548003          686/G01             F          204,000.00         ZZ
                                         360        204,000.00          1
    422 S RIOS AVE                     8.250          1,532.59         66
                                       8.000          1,532.59      310,000.00
    SOLANA BEACH     CA   92075          5            12/05/96         00
    0430109611                           05           02/01/97          0
    17961873                             O            01/01/27
    0


    1548009          696/G01             F          325,000.00         ZZ
                                         360        325,000.00          1
    1836 MASSACHUSETTS AVENUE          7.625          2,300.33         74
                                       7.375          2,300.33      440,000.00
    MCLEAN           VA   22101          2            12/24/96         00
    0430110510                           05           02/01/97          0
    2237494                              O            01/01/27
    0


    1548052          964/G01             F          520,000.00         ZZ
                                         360        520,000.00          1
    204 BRET HARTE ROAD                8.000          3,815.58         80
                                       7.750          3,815.58      650,000.00
    SAN RAFAEL       CA   94901          1            12/17/96         00
    0430109967                           05           02/01/97          0
    21718                                O            01/01/27
    0


    1548053          637/G01             F          327,000.00         ZZ
                                         360        327,000.00          1
    5824 ANTIGUA DRIVE                 8.375          2,485.44         79
                                       8.125          2,485.44      414,000.00
    SAN JOSE         CA   95120          2            12/07/96         00
    0430115287                           05           02/01/97          0
    9518036                              O            01/01/27
    0


    1548055          637/G01             F          270,000.00         ZZ
                                         360        270,000.00          1
1


    1838 TAMBOUR WAY                   8.375          2,052.20         79
                                       8.125          2,052.20      343,500.00
    SAN JOSE         CA   95131          2            12/02/96         00
    0430120873                           05           02/01/97          0
    9517053                              O            01/01/27
    0


    1548056          637/G01             F          272,000.00         ZZ
                                         360        272,000.00          1
    1825 TAMBOUR WAY                   8.375          2,067.40         80
                                       8.125          2,067.40      340,500.00
    SAN JOSE         CA   95131          2            12/07/96         00
    0430115485                           05           02/01/97          0
    9312992                              O            01/01/27
    0


    1548057          637/G01             F           95,000.00         ZZ
                                         360         95,000.00          1
    6 GANNET COURT                     8.500            730.47         55
                                       8.250            730.47      175,000.00
    COMMACK          NY   11725          1            12/11/96         00
    0430114249                           05           02/01/97          0
    9221342                              O            01/01/27
    0


    1548059          637/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    3175 NASSAU POINT ROAD             8.125          1,856.25         65
                                       7.875          1,856.25      390,000.00
    CUTCHOGUE        NY   11935          1            12/23/96         00
    0430115527                           05           02/01/97          0
    9382599                              O            01/01/27
    0


    1548064          573/G01             F          327,600.00         ZZ
                                         360        327,600.00          1
    11608 NORTH 80TH PLACE             8.500          2,518.97         90
                                       8.250          2,518.97      364,046.00
    SCOTTSDALE       AZ   85260          1            12/10/96         01
    0430115923                           03           02/01/97         25
    110560                               O            01/01/27
    0


    1548065          369/G01             F          240,750.00         ZZ
                                         360        240,750.00          1
    3145 210TH STREET EAST             8.125          1,787.57         80
                                       7.875          1,787.57      300,988.00
    PRIOR LAKE       MN   55372          1            12/18/96         00
    0430115949                           05           02/01/97          0
1


    49703044                             O            01/01/27
    0


    1548067          776/G01             F          248,000.00         ZZ
                                         360        247,833.59          1
    783 STARLIGHT HEIGHTS DRIVE        8.000          1,819.74         80
                                       7.750          1,819.74      310,000.00
    LA CANADA-FLINT  CA   91011          1            11/21/96         00
    0430114603                           09           01/01/97          0
    2135440                              O            12/01/26
    0


    1548069          776/G01             F          207,200.00         ZZ
                                         360        207,200.00          1
    1206 MCKNIGHT ROAD                 8.125          1,538.45         80
                                       7.875          1,538.45      260,000.00
    NEWBURY PARK AR  CA   91320          1            12/11/96         00
    0430116061                           05           02/01/97          0
    2140305                              O            01/01/27
    0


    1548081          776/G01             F          107,000.00         ZZ
                                         360        107,000.00          1
    2031 SOUTH CHIPPEWA PLACE          8.500            822.74         71
                                       8.250            822.74      151,000.00
    BOISE            ID   83709          5            12/10/96         00
    0430116079                           05           02/01/97          0
    2540039                              O            01/01/27
    0


    1548090          550/550             F          400,000.00         ZZ
                                         360        400,000.00          1
    347 LOMBARD STREET                 7.875          2,900.28         45
                                       7.625          2,900.28      899,000.00
    SAN FRANCISCO    CA   94133          1            12/23/96         00
    120213819                            01           02/01/97          0
    120213819                            O            01/01/27
    0


    1548098          E22/G01             F          258,400.00         ZZ
                                         360        258,400.00          1
    3924 JEFFERSON CIRCLE              7.875          1,873.58         80
                                       7.625          1,873.58      323,000.00
    PLANO            TX   75023          2            12/12/96         00
    0410326045                           03           02/01/97          0
    410326045                            O            01/01/27
    0


1


    1548099          403/403             F          230,000.00         ZZ
                                         240        229,633.17          1
    83 WEED AVENUE                     8.500          1,996.00         74
                                       8.250          1,996.00      315,000.00
    NORWALK          CT   06850          5            11/14/96         00
    6530158                              05           01/01/97          0
    6530158                              O            12/01/16
    0


    1548107          664/G01             F          456,000.00         ZZ
                                         360        456,000.00          1
    2353 TUSCANY AVENUE                8.000          3,345.97         80
                                       7.750          3,345.97      570,000.00
    MERCED           CA   95340          1            12/04/96         00
    0430113381                           05           02/01/97          0
    2023547                              O            01/01/27
    0


    1548110          G22/G01             F          238,200.00         ZZ
                                         360        238,200.00          1
    205 RATTO ROAD                     8.125          1,768.63         80
                                       7.875          1,768.63      297,800.00
    ALAMEDA          CA   94502          1            12/20/96         00
    0430113142                           03           02/01/97          0
    310048                               O            01/01/27
    0


    1548114          E22/G01             F          244,000.00         ZZ
                                         360        244,000.00          1
    1911 MALCOLM AVENUE UNIT 302       8.125          1,811.69         80
                                       7.875          1,811.69      305,000.00
    LOS ANGELES      CA   90025          2            12/13/96         00
    0410305841                           01           02/01/97          0
    410305841                            O            01/01/27
    0


    1548115          E22/G01             F          144,000.00         ZZ
                                         360        144,000.00          1
    2669 CROOKED CREEK DRIVE           8.250          1,081.82         80
                                       8.000          1,081.82      180,000.00
    DIAMOND BAR      CA   91765          2            12/20/96         00
    0410291769                           05           02/01/97          0
    410291769                            O            01/01/27
    0


    1548126          E22/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    5930 SW 102ND ST                   8.750          2,360.10         71
                                       8.500          2,360.10      428,000.00
1


    MIAMI            FL   33156          5            12/18/96         00
    0410254189                           05           02/01/97          0
    410254189                            O            01/01/27
    0


    1548127          E22/G01             F           86,250.00         ZZ
                                         360         86,250.00          1
    504 S. PARK DRIVE                  8.500            663.19         75
                                       8.250            663.19      115,000.00
    SALISBURY        MD   21804          1            12/20/96         00
    0410255285                           05           02/01/97          0
    410255285                            O            01/01/27
    0


    1548150          G41/G01             F          276,000.00         ZZ
                                         360        276,000.00          3
    2302 DELANCEY STREET               8.000          2,025.20         80
                                       7.750          2,025.20      345,000.00
    PHILADELPHIA     PA   19103          1            12/20/96         00
    0430112896                           05           02/01/97          0
    60000078                             O            01/01/27
    0


    1548156          E16/G01             F          283,000.00         ZZ
                                         360        283,000.00          1
    18 GRAFTON ROAD                    8.250          2,126.09         90
                                       8.000          2,126.09      315,000.00
    STOCKTON         NJ   08559          2            12/17/96         01
    0430110007                           05           02/01/97         25
    118801136                            O            01/01/27
    0


    1548167          450/450             F          345,000.00         ZZ
                                         360        345,000.00          1
    8430 EDWIN DRIVE                   8.625          2,683.37         74
                                       8.375          2,683.37      467,011.00
    LOS ANGELES      CA   90046          2            12/02/96         00
    NG                                   05           02/01/97          0
    NG                                   O            01/01/27
    0


    1548168          623/623             F          397,500.00         ZZ
                                         360        397,500.00          1
    4735 ANGELES CREST HWY             7.875          2,882.15         90
                                       7.625          2,882.15      443,000.00
    LA CANADA FLINT  CA   91011          2            12/13/96         10
    67098500                             05           02/01/97         25
    67098500                             O            01/01/27
    0
1




    1548174          822/G01             F           97,000.00         ZZ
                                         360         97,000.00          1
    880 O'DONNELL AVENUE               7.875            703.32         57
                                       7.625            703.32      171,000.00
    SCOTCH PLAINS    NJ   07076          2            12/12/96         00
    0430113035                           05           02/01/97          0
    0366025406                           O            01/01/27
    0


    1548208          696/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    609 NORTH WEST STREET              7.875          1,885.18         80
                                       7.625          1,885.18      325,000.00
    FALLS CHURCH     VA   22046          1            12/19/96         00
    0430111575                           05           02/01/97          0
    2288981                              O            01/01/27
    0


    1548212          A39/G01             F          596,000.00         ZZ
                                         360        596,000.00          1
    15930 ROYAL OAK ROAD               7.875          4,321.41         80
                                       7.625          4,321.41      745,000.00
    ENCINO           CA   91436          1            12/23/96         00
    0430112433                           05           02/01/97          0
    9601151                              O            01/01/27
    0


    1548228          757/G01             F          258,750.00         ZZ
                                         360        258,750.00          1
    1040 LAKE WELLBROOK DRIVE          8.000          1,898.62         75
                                       7.750          1,898.62      345,000.00
    ATHENS           GA   30606          2            12/24/96         00
    0430115931                           05           02/01/97          0
    2880433                              O            01/01/27
    0


    1548231          685/G01             F          393,000.00         ZZ
                                         360        393,000.00          1
    417 9TH STREET                     8.375          2,987.08         76
                                       8.125          2,987.08      520,000.00
    MANHATTAN BEACH  CA   90266          2            12/12/96         00
    0430110650                           05           02/01/97          0
    106035                               O            01/01/27
    0


    1548248          208/G01             F          168,000.00         ZZ
                                         360        168,000.00          1
1


    2590 AVENIDA DE ISIDRO             7.875          1,218.12         80
                                       7.625          1,218.12      210,000.00
    SANTA FE         NM   87505          2            12/27/96         00
    0430120725                           05           02/01/97          0
    34126                                O            01/01/27
    0


    1548335          E87/G01             F          126,100.00         ZZ
                                         360        126,100.00          1
    4692 CARPINTERIA AVENUE            8.250            947.35         78
    UNIT #21                           8.000            947.35      162,000.00
    CARPINTERIA      CA   93013          1            12/04/96         00
    0430118323                           01           02/01/97          0
    70000240                             O            01/01/27
    0


    1548338          624/G01             F          189,500.00         ZZ
                                         360        189,500.00          1
    6735 ALTIPLANO WAY                 8.250          1,423.65         80
                                       8.000          1,423.65      236,900.00
    SAN JOSE         CA   95119          1            12/18/96         00
    0430121301                           05           02/01/97          0
    21007360336                          O            01/01/27
    0


    1548341          E19/G01             F          156,500.00         ZZ
                                         360        156,500.00          1
    31348 HURON STREET                 8.375          1,189.51         95
                                       8.125          1,189.51      165,000.00
    TEMECULA         CA   92592          2            12/09/96         11
    0430116285                           05           02/01/97         30
    100014518                            O            01/01/27
    0


    1548342          B74/G01             F          290,150.00         ZZ
                                         360        290,150.00          1
    2000 WREN WAY                      8.500          2,231.00         90
                                       8.250          2,231.00      322,500.00
    FULLERTON        CA   92833          1            12/26/96         12
    0430116798                           05           02/01/97         25
    964332                               O            01/01/27
    0


    1548345          811/G01             F          168,750.00         ZZ
                                         360        168,627.87          2
    3025 WHEELER STREET                7.625          1,194.40         75
                                       7.375          1,194.40      225,000.00
    BERKELEY         CA   94705          1            11/21/96         00
    0430117911                           05           01/01/97          0
1


    166722                               O            12/01/26
    0


    1548347          757/G01             F          128,000.00         ZZ
                                         360        128,000.00          1
    3630 LAKE SEMINOLE DRIVE           8.000            939.22         72
                                       7.750            939.22      180,000.00
    BUFORD           GA   30519          1            12/27/96         00
    0430117077                           03           02/01/97          0
    2881530                              O            01/01/27
    0


    1548349          668/G01             F          228,000.00         ZZ
                                         360        228,000.00          1
    5430 EAST LAS LOMAS STREET         7.875          1,653.16         80
                                       7.625          1,653.16      285,000.00
    LONG BEACH       CA   90815          1            12/04/96         00
    0430115451                           05           02/01/97          0
    7029697                              O            01/01/27
    0


    1548369          664/G01             F          318,750.00         ZZ
                                         360        318,750.00          1
    4015 DECLARATION AVENUE            8.125          2,366.71         75
                                       7.875          2,366.71      425,000.00
    CALABASAS        CA   91302          1            12/16/96         00
    0430117028                           05           02/01/97          0
    2180669                              O            01/01/27
    0


    1548380          601/G01             F          381,459.00         ZZ
                                         360        381,459.00          1
    255 LANDMARK DR                    8.375          2,899.37         78
                                       8.125          2,899.37      490,000.00
    ORONO            MN   55356          2            12/19/96         00
    0430112383                           05           02/01/97          0
    893871                               O            01/01/27
    0


    1548395          181/181             F          247,200.00         ZZ
                                         360        247,200.00          1
    724 ANGELUS PLACE                  7.750          1,770.98         90
    VENICE AREA                        7.500          1,770.98      275,000.00
    LOS ANGELES      CA   90291          1            12/04/96         19
    5102286                              05           02/01/97         25
    5102286                              O            01/01/27
    0


1


    1548406          181/181             F          236,000.00         ZZ
                                         360        236,000.00          1
    269 SOUTH WOLF ROAD                8.500          1,814.64         80
                                       8.250          1,814.64      298,000.00
    DES PLAINES      IL   60016          5            12/13/96         00
    5385865                              05           02/01/97          0
    5385865                              O            01/01/27
    0


    1548423          181/181             F          385,500.00         ZZ
                                         360        385,500.00          1
    2413 FOX CREEK LANE                7.875          2,795.14         65
                                       7.625          2,795.14      600,000.00
    DAVIDSONVILLE    MD   21035          4            12/06/96         00
    5547601                              05           02/01/97          0
    5547601                              O            01/01/27
    0


    1548424          696/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    6412 DAMASCUS ROAD                 8.250          2,103.55         80
                                       8.000          2,103.55      351,000.00
    GAITHERSBURG     MD   20882          1            12/20/96         00
    0430113126                           05           02/01/97          0
    3014608                              O            01/01/27
    0


    1548425          450/450             F          238,500.00         ZZ
                                         360        238,500.00          1
    5974 PERRYTOWN COURT               8.375          1,812.77         90
                                       8.125          1,812.77      265,000.00
    WEST BLOOMFIELD  MI   48322          1            12/27/96         11
    4279733                              05           02/01/97         25
    4279733                              O            01/01/27
    0


    1548436          181/181             F          300,000.00         ZZ
                                         360        300,000.00          1
    1 WINDSOR CT                       7.875          2,175.21         53
                                       7.625          2,175.21      575,000.00
    SOUTH BARRINGTO  IL   60010          1            12/13/96         00
    5560918                              05           02/01/97          0
    5560918                              O            01/01/27
    0


    1548442          181/181             F          205,000.00         ZZ
                                         360        205,000.00          1
    127 ENTRADA MESA ROAD              8.250          1,540.10         74
                                       8.000          1,540.10      280,000.00
1


    DANVILLE         CA   94526          2            12/04/96         00
    5396123                              05           02/01/97          0
    5396123                              O            01/01/27
    0


    1548445          181/181             F          305,000.00         ZZ
                                         360        305,000.00          1
    25 MIDDLETREE LANE                 7.875          2,211.46         65
                                       7.625          2,211.46      470,000.00
    HAWTHORNE WOODS  IL   60047          4            12/10/96         00
    4442831                              05           02/01/97          0
    4442831                              O            01/01/27
    0


    1548468          461/G01             F           78,000.00         ZZ
                                         360         78,000.00          1
    3159 SHULER CIRCLE                 7.875            565.56         37
                                       7.625            565.56      216,000.00
    MARINA           CA   93933          2            12/06/96         00
    0430115147                           05           02/01/97          0
    21076385                             O            01/01/27
    0


    1548470          731/G01             F          131,920.00         ZZ
                                         360        131,920.00          1
    815 MILLSTEAD COURT                8.000            967.98         80
                                       7.750            967.98      164,900.00
    JONESBORO        GA   30236          1            12/27/96         00
    0430116376                           05           02/01/97          0
    3140963288                           O            01/01/27
    0


    1548473          E60/G01             F          243,000.00         ZZ
                                         360        243,000.00          1
    3480 TROY DRIVE                    8.375          1,846.98         90
                                       8.125          1,846.98      270,000.00
    LOS ANGELES      CA   90068          1            12/24/96         10
    0430116780                           05           02/01/97         25
    520215                               O            01/01/27
    0


    1548488          450/450             F          340,454.13         ZZ
                                         304        340,454.13          1
    1861 LAKEVIEW COURT                8.375          2,702.30         69
                                       8.125          2,702.30      500,000.00
    BLOOMFIELD HILL  MI   48304          1            12/09/96         00
    2320059                              05           02/01/97          0
    2320059                              O            05/01/22
    0
1




    1548489          765/G01             F          226,575.00         ZZ
                                         360        226,575.00          1
    11030 SUNNYBRAE STREET             8.750          1,782.47         90
                                       8.500          1,782.47      251,750.00
    CHATSWORTH AREA  CA   91311          1            12/18/96         10
    0430117473                           05           02/01/97         25
    319380                               O            01/01/27
    0


    1548492          765/G01             F          267,500.00         ZZ
                                         360        267,500.00          1
    10232 SOUTH SHERWOOD CIRCLE        8.125          1,986.18         71
                                       7.875          1,986.18      380,000.00
    VILLA PARK       CA   92667          2            12/20/96         00
    0430116509                           05           02/01/97          0
    319597                               O            01/01/27
    0


    1548498          E19/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    119 STARCREST                      8.375          4,940.47         80
                                       8.125          4,940.47      815,000.00
    IRVINE           CA   92714          2            12/19/96         00
    0430116467                           03           02/01/97          0
    100014100                            O            01/01/27
    0


    1548513          E22/G01             F          454,400.00         ZZ
                                         360        454,400.00          1
    27401 RAINBOW RIDGE ROAD           8.125          3,373.91         80
                                       7.875          3,373.91      568,000.00
    PALOS VERDES AR  CA   90274          1            12/11/96         00
    0410284178                           05           02/01/97          0
    410284178                            O            01/01/27
    0


    1548520          776/G01             F          154,000.00         ZZ
                                         360        153,896.67          1
    463 JEANNE COURT                   8.000          1,130.00         77
                                       7.750          1,130.00      200,000.00
    NEWBURY PARK AR  CA   91320          2            11/22/96         00
    0430119552                           05           01/01/97          0
    2135507                              O            12/01/26
    0


    1548521          776/G01             F          202,000.00         ZZ
                                         360        202,000.00          1
1


    10320 ALMAYO AVENUE #4             8.250          1,517.56         80
                                       8.000          1,517.56      252,500.00
    LOS ANGELES      CA   90064          1            12/06/96         00
    0430116335                           01           02/01/97          0
    2140338                              O            01/01/27
    0


    1548522          776/G01             F          212,000.00         ZZ
                                         360        211,864.81          1
    27 1/2 MAST STREET #7              8.250          1,592.69         80
    (MARINA DEL REY AREA)              8.000          1,592.69      265,000.00
    LOS ANGELES      CA   90292          1            11/21/96         00
    0430117499                           01           01/01/97          0
    2135495                              O            12/01/26
    0


    1548523          776/G01             F          268,000.00         ZZ
                                         360        268,000.00          1
    1508 MURRAY DRIVE                  8.250          2,013.39         80
                                       8.000          2,013.39      335,000.00
    LOS ANGELES      CA   90026          2            12/20/96         00
    0430117432                           05           02/01/97          0
    2140275                              O            01/01/27
    0


    1548539          561/G01             F          556,000.00         ZZ
                                         360        556,000.00          1
    7308 DRUM POINT ROAD               8.000          4,079.74         68
                                       7.750          4,079.74      820,000.00
    ST. MICHAELS     MD   21663          5            12/13/96         00
    0430113902                           05           02/01/97          0
    8951337                              O            01/01/27
    0


    1548542          561/G01             F          293,400.00         ZZ
                                         360        293,400.00          1
    8678 MOON BAY CIRCLE               8.375          2,230.06         90
                                       8.125          2,230.06      326,000.00
    INDIANAPOLIS     IN   46236          2            12/13/96         04
    0430113233                           03           02/01/97         25
    8919169                              O            01/01/27
    0


    1548581          455/G01             F          336,000.00         ZZ
                                         360        336,000.00          1
    3900 PEACHTREE DUNWOODY ROAD       7.875          2,436.24         80
                                       7.625          2,436.24      420,000.00
    ATLANTA          GA   30342          1            12/27/96         00
    0430118018                           05           02/01/97          0
1


    53867                                O            01/01/27
    0


    1548587          623/623             F          350,000.00         ZZ
                                         360        350,000.00          1
    5724 PEBBLE BEACH WAY              8.125          2,598.74         89
                                       7.875          2,598.74      397,500.00
    SAN LUIS OBISPO  CA   93401          1            12/13/96         01
    6274598                              03           02/01/97         25
    6274598                              O            01/01/27
    0


    1548588          E22/G01             F           70,400.00         ZZ
                                         360         70,400.00          1
    1440 SHERIDAN STREET UNIT # 22     8.500            541.32         75
                                       8.250            541.32       93,900.00
    HOLLYWOOD        FL   33020          2            12/20/96         00
    0410254429                           01           02/01/97          0
    410254429                            O            01/01/27
    0


    1548591          E22/G01             F          498,500.00         ZZ
                                         360        498,500.00          1
    397 CORRAL DE TIERRA ROAD # A      8.000          3,657.82         68
                                       7.750          3,657.82      735,000.00
    SALINAS          CA   93908          2            12/20/96         00
    0410305684                           05           02/01/97          0
    410305684                            O            01/01/27
    0


    1548595          E22/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    918 43RD STREET NORTHWEST          8.375          1,915.38         65
                                       8.125          1,915.38      390,000.00
    MARYSVILLE       WA   98271          5            12/23/96         00
    0410221196                           05           02/01/97          0
    410221196                            O            01/01/27
    0


    1548597          E22/G01             F          153,600.00         ZZ
                                         360        153,600.00          1
    2286 TIMBERLANE AVENUE             8.375          1,167.47         80
                                       8.125          1,167.47      192,000.00
    SIMI VALLEY      CA   93063          1            12/24/96         00
    0410278766                           05           02/01/97          0
    410278766                            O            01/01/27
    0


1


    1548598          E22/G01             F          224,100.00         ZZ
                                         360        224,100.00          1
    207 EAGLEVIEW PL, NEWBURY PARK     8.250          1,683.59         90
    AREA                               8.000          1,683.59      249,000.00
    THOUSAND OAKS    CA   91320          1            12/23/96         04
    0410291413                           05           02/01/97         25
    410291413                            O            01/01/27
    0


    1548620          375/G01             F           90,000.00         ZZ
                                         360         89,944.06          1
    120 COMPASS ROAD                   8.375            684.07         58
                                       8.125            684.07      155,750.00
    STAFFORD TOWNSH  NJ   08050          1            11/06/96         00
    0430119602                           05           01/01/97          0
    601036                               O            12/01/26
    0


    1548635          E22/G01             F          154,400.00         ZZ
                                         360        154,400.00          1
    18124 ANTONIO AVENUE               8.625          1,200.91         80
                                       8.375          1,200.91      193,000.00
    CERRITOS         CA   90703          2            12/23/96         00
    0410309959                           05           02/01/97          0
    410309959                            O            01/01/27
    0


    1548694          E22/G01             F          100,000.00         ZZ
                                         360         99,940.96          1
    6504 MOJAVE STREET NW              8.625            777.79         39
                                       8.375            777.79      262,000.00
    ALBUQUERQUE      NM   87120          5            11/21/96         00
    0410288575                           05           01/01/97          0
    410288575                            O            12/01/26
    0


    1548698          E22/G01             F          105,000.00         ZZ
                                         360        105,000.00          1
    25799 STATE HWY 74                 8.250            788.83         75
                                       8.000            788.83      141,000.00
    EVERGREEN        CO   80439          5            12/04/96         00
    0410288716                           05           02/01/97          0
    410288716                            O            01/01/27
    0


    1548699          E22/G01             F          235,000.00         ZZ
                                         360        235,000.00          1
    0175 BLACK BEAR TRAIL              7.875          1,703.91         75
                                       7.625          1,703.91      316,000.00
1


    CARBONDALE       CO   81623          5            12/11/96         00
    0410325856                           03           02/01/97          0
    410325856                            O            01/01/27
    0


    1548719          976/G01             F          288,000.00         ZZ
                                         360        287,999.99          1
    2625 WHITNEY PLACE                 8.000          2,113.24         72
                                       7.750          2,113.24      400,000.00
    FORT GRATIOT     MI   48059          2            12/20/96         00
    0430119917                           05           02/01/97          0
    358622                               O            01/01/27
    0


    1548722          F30/G01             F           47,500.00         T
                                         360         47,500.00          1
    3615 NO.WOLF CREEK DRIVE #206      8.875            377.93         72
                                       8.625            377.93       66,000.00
    EDEN             UT   84310          1            12/20/96         00
    0430118273                           01           02/01/97          0
    102972                               O            01/01/27
    0


    1548735          976/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    5 EVERGREEN LANE                   8.125          2,598.75         77
                                       7.875          2,598.75      457,000.00
    NORTH OAKS       MN   55127          1            12/20/96         00
    0430118661                           05           02/01/97          0
    324434                               O            01/01/27
    0


    1548738          664/G01             F          391,500.00         ZZ
                                         360        391,500.00          1
    18518 BRYMER STREET                8.500          3,010.30         90
                                       8.250          3,010.30      435,000.00
    NORTHRIDGE AREA  CA   91326          2            12/19/96         19
    0430118620                           05           02/01/97         25
    2182111                              O            01/01/27
    0


    1548741          731/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
    1051 NORTH CORDOVA STREET          8.125          1,002.37         58
                                       7.875          1,002.37      235,000.00
    BURBANK          CA   91505          1            12/18/96         00
    0430119487                           05           02/01/97          0
    411510923                            O            01/01/27
    0
1




    1548752          A13/G01             F          265,500.00         ZZ
                                         360        265,500.00          1
    9 SPRUCE HILL LANE                 7.625          1,879.20         90
                                       7.375          1,879.20      295,000.00
    GOSHEN           NY   10924          1            12/20/96         12
    0430116939                           05           02/01/97         25
    960115636                            O            01/01/27
    0


    1548790          E22/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    112 TORCH VIEW DRIVE               7.875          1,682.17         46
                                       7.625          1,682.17      505,000.00
    KEWADIN          MI   49648          2            12/17/96         00
    0410309355                           05           02/01/97          0
    410309355                            O            01/01/27
    0


    1548821          E22/G01             F           85,450.00         ZZ
                                         360         85,391.20          1
    19823 CREEKSHORE DR                7.875            619.57         63
                                       7.625            619.57      137,325.00
    KATY             TX   77449          1            11/29/96         00
    0410309041                           03           01/01/97          0
    410309041                            O            12/01/26
    0


    1548828          E22/G01             F           54,000.00         ZZ
                                         360         54,000.00          1
    3047 RENAISSANCE COURT             8.125            400.95         55
                                       7.875            400.95       99,000.00
    DALLAS           TX   75287          1            12/20/96         00
    0410321830                           03           02/01/97          0
    410321830                            O            01/01/27
    0


    1548832          E22/G01             F           80,000.00         ZZ
                                         360         80,000.00          1
    # 40 PATRICIO ROAD                 8.625            622.23         35
                                       8.375            622.23      230,000.00
    LOS LUNAS        NM   87031          5            12/13/96         00
    0410312003                           05           02/01/97          0
    410312003                            O            01/01/27
    0


    1548852          640/G01             F          230,000.00         ZZ
                                         360        230,000.00          1
1


    342 STERLING PARK TERRACE          8.000          1,687.66         89
                                       7.750          1,687.66      260,291.00
    FRANKLIN         TN   37069          1            12/27/96         04
    0430120394                           03           02/01/97         25
    5693205                              O            01/01/27
    0


    1548857          668/G01             F          236,000.00         ZZ
                                         360        236,000.00          1
    11349 SE HIGHLAND LOOP             7.750          1,690.74         80
                                       7.500          1,690.74      295,000.00
    CLACKAMAS        OR   97015          1            12/03/96         00
    0430118208                           03           02/01/97          0
    0006991020                           O            01/01/27
    0


    1548858          668/G01             F          422,000.00         ZZ
                                         360        422,000.00          1
    1224 TYNDALL COURT                 8.500          3,244.82         69
                                       8.250          3,244.82      615,000.00
    LAKE OSWEGO      OR   97034          2            12/16/96         00
    0430117747                           03           02/01/97          0
    0007037823                           O            01/01/27
    0


    1548960          403/403             F          240,000.00         ZZ
                                         360        240,000.00          1
    110 JOHNSON LANE                   7.750          1,719.39         67
                                       7.500          1,719.39      360,000.00
    STRATFORD        CT   06497          2            12/24/96         00
    00006538995                          05           02/01/97          0
    00006538995                          O            01/01/27
    0


    1548969          E22/G01             F          182,400.00         ZZ
                                         360        182,400.00          1
    10103 SCARLET CIRCLE               7.875          1,322.53         80
                                       7.625          1,322.53      228,000.00
    FAIRFAX          VA   22030          1            12/30/96         00
    0410251862                           05           02/01/97          0
    410251862                            O            01/01/27
    0


    1548971          992/G01             F          346,400.00         ZZ
                                         360        346,400.00          1
    13 PLEASANT DRIVE                  7.500          2,422.08         80
                                       7.250          2,422.08      433,000.00
    WESTLONG BRANCH  NJ   07764          1            12/30/96         00
    0430115345                           05           02/01/97          0
1


    318912                               O            01/01/27
    0


    1548984          E22/G01             F          375,000.00         ZZ
                                         360        375,000.00          1
    13409 BONNIE DALE DRIVE            8.125          2,784.36         75
                                       7.875          2,784.36      502,000.00
    NORTH POTOMAC    MD   20878          2            12/20/96         00
    0410337190                           05           02/01/97          0
    410337190                            O            01/01/27
    0


    1548989          E22/G01             F          150,000.00         ZZ
                                         360        150,000.00          1
    1105 GUAVA ISLE                    8.500          1,153.37         75
                                       8.250          1,153.37      200,000.00
    FORT LAUDERDALE  FL   33315          1            12/27/96         00
    0410336663                           05           02/01/97          0
    410336663                            O            01/01/27
    0


    1548992          E22/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    6056 BRIDGEVIEW DRIVE              8.125          4,826.23         67
                                       7.875          4,826.23      982,000.00
    VENTURA          CA   93003          1            12/23/96         00
    0410292270                           05           02/01/97          0
    410292270                            O            01/01/27
    0


    1549049          E22/G01             F           83,200.00         ZZ
                                         360         83,200.00          1
    230 1ST STREET SW                  8.625            647.12         80
                                       8.375            647.12      104,000.00
    CARMEL           IN   46032          1            12/19/96         00
    0410167506                           05           02/01/97          0
    410167506                            O            01/01/27
    0


    1549067          E22/G01             F          245,250.00         ZZ
                                         360        245,250.00          1
    2703 MEADOW DRIVE                  8.875          1,951.32         75
                                       8.625          1,951.32      327,000.00
    ZEELAND          MI   49461          5            12/24/96         00
    0410167373                           05           02/01/97          0
    410167373                            O            01/01/27
    0


1


    1549153          313/G01             F          327,900.00         ZZ
                                         360        327,900.00          1
    3160 CATHEDRAL SPIRES DRIVE        8.250          2,463.41         80
                                       8.000          2,463.41      409,900.00
    COLORADO SPRING  CO   80904          1            12/20/96         00
    0430116574                           03           02/01/97          0
    6253850                              O            01/01/27
    0


    1549170          776/G01             F           70,000.00         ZZ
                                         360         70,000.00          1
    1309 ASHLAND MINE ROAD             8.125            519.75         52
                                       7.875            519.75      135,000.00
    ASHLAND          OR   97520          1            12/02/96         00
    0430118596                           05           02/01/97          0
    5038748                              O            01/01/27
    0


    1549171          776/G01             F          224,900.00         ZZ
                                         360        224,900.00          1
    1242 LERIDA WAY                    7.875          1,630.68         90
                                       7.625          1,630.68      250,000.00
    PACIFICA         CA   94044          1            12/19/96         04
    0430118422                           05           02/01/97         25
    2140392                              O            01/01/27
    0


    1549184          E87/G01             F          126,000.00         ZZ
                                         360        126,000.00          1
    1718 SAN NICHOLAS STREET           8.000            924.54         80
                                       7.750            924.54      157,500.00
    VENTURA          CA   93001          1            12/11/96         00
    0430118521                           05           02/01/97          0
    70000255                             O            01/01/27
    0


    1549197          964/G01             F          167,850.00         ZZ
                                         360        167,850.00          1
    12041 REICHLING LANE               8.125          1,246.28         80
                                       7.875          1,246.28      209,870.00
    WHITTIER AREA    CA   90606          1            12/05/96         00
    0430114116                           05           02/01/97          0
    21227                                O            01/01/27
    0


    1549202          964/G01             F          196,000.00         ZZ
                                         360        196,000.00          1
    19561 VASILE CIRCLE #63            8.625          1,524.47         80
                                       8.375          1,524.47      245,000.00
1


    HUNTINGTON BEAC  CA   92646          2            12/17/96         00
    0430114686                           01           02/01/97          0
    21453                                O            01/01/27
    0


    1549206          181/181             F           89,600.00         ZZ
                                         360         89,542.87          1
    3347 MAPLEWOOD LANE                8.250            673.13         80
                                       8.000            673.13      112,000.00
    ACWORTH          GA   30101          5            11/26/96         00
    2033652                              05           01/01/97          0
    2033652                              O            12/01/26
    0


    1549210          964/G01             F          226,750.00         ZZ
                                         360        226,750.00          1
    2438 BYRON PLACE                   8.000          1,663.81         80
                                       7.750          1,663.81      283,491.00
    CARLSBAD         CA   92008          1            12/19/96         00
    0430114694                           03           02/01/97          0
    21826                                O            01/01/27
    0


    1549211          181/181             F          207,000.00         ZZ
                                         360        207,000.00          1
    260 GLEN MEADOW COURT              8.000          1,518.90         73
                                       7.750          1,518.90      285,000.00
    ATLANTA          GA   30328          1            12/04/96         00
    9680385                              05           02/01/97          0
    9680385                              O            01/01/27
    0


    1549230          356/G01             F          315,500.00         ZZ
                                         360        315,500.00          1
    2606 DERBY DRIVE                   8.125          2,342.58         78
                                       7.875          2,342.58      408,000.00
    SAN RAMON        CA   94583          2            12/17/96         00
    0430118174                           03           02/01/97          0
    2392702                              O            01/01/27
    0


    1549236          640/G01             F          528,000.00         ZZ
                                         360        528,000.00          1
    2500 BIRNAM WOOD DRIVE             8.125          3,920.39         80
                                       7.875          3,920.39      660,000.00
    GERMANTOWN       TN   38138          2            12/19/96         00
    0430117671                           05           02/01/97          0
    5784590                              O            01/01/27
    0
1




    1549241          757/G01             F          247,500.00         ZZ
                                         354        247,500.00          1
    230 ORCHARD BEND TRAIL             8.125          1,845.05         90
                                       7.875          1,845.05      275,003.00
    ALPHARETTA       GA   30201          4            12/30/96         01
    0430117903                           03           02/01/97         25
    2786085                              O            07/01/26
    0


    1549268          369/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    5 BACKRIVER CIRCLE                 7.875          4,350.42         61
                                       7.625          4,350.42      985,000.00
    SAVANNAH         GA   31411          2            12/20/96         00
    0430117572                           03           02/01/97          0
    60351343                             O            01/01/27
    0


    1549299          E22/G01             F          131,500.00         ZZ
                                         360        131,500.00          1
    8114 COUNSELOR RD                  8.500          1,011.12         60
                                       8.250          1,011.12      220,010.00
    MANASSAS         VA   20112          5            12/24/96         00
    0410255558                           05           02/01/97          0
    410255558                            O            01/01/27
    0


    1549306          E22/G01             F          134,000.00         ZZ
                                         360        134,000.00          1
    645 E PALACE AVENUE                8.125            994.95         64
                                       7.875            994.95      210,000.00
    SANTA FE         NM   87501          5            12/20/96         00
    0410325583                           05           02/01/97          0
    410325583                            O            01/01/27
    0


    1549314          696/G01             F          320,200.00         ZZ
                                         360        320,200.00          1
    2136 TYSONS EXECUTIVE COURT        8.000          2,349.51         80
                                       7.750          2,349.51      400,250.00
    DUNN LORING      VA   22027          1            12/30/96         00
    0430115584                           03           02/01/97          0
    3014747                              O            01/01/27
    0


    1549318          696/G01             F          167,900.00         ZZ
                                         360        167,900.00          1
1


    2305 MERIDIAN STREET               7.625          1,188.39         80
                                       7.375          1,188.39      209,900.00
    FALLS CHURCH     VA   22046          1            12/27/96         00
    0430116046                           05           02/01/97          0
    8028892                              O            01/01/27
    0


    1549320          696/G01             F          196,000.00         BB
                                         360        196,000.00          1
    21265 BULLRUSH PLACE               8.125          1,455.29         80
                                       7.875          1,455.29      245,000.00
    STERLING         VA   20164          1            12/30/96         00
    0430116145                           03           02/01/97          0
    2359256                              O            01/01/27
    0


    1549326          685/G01             F          236,000.00         ZZ
                                         360        236,000.00          1
    30311 CLEAR WATER DRIVE            8.375          1,793.77         80
                                       8.125          1,793.77      295,000.00
    CANYON LAKE      CA   92587          1            12/19/96         00
    0430114561                           03           02/01/97          0
    106140                               O            01/01/27
    0


    1549335          601/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    3109 FOX VALLEY DRIVE              8.250          2,404.05         72
                                       8.000          2,404.05      450,000.00
    WEST FRIENDSHIP  MD   21794          1            12/11/96         00
    0430117622                           03           02/01/97          0
    0183080                              O            01/01/27
    0


    1549369          E22/G01             F          139,500.00         ZZ
                                         360        139,500.00          1
    3337 W 114TH CIRCLE, UNIT A        8.250          1,048.02         75
                                       8.000          1,048.02      186,000.00
    WESTMINSTER      CO   80030          2            12/20/96         00
    0410325922                           01           02/01/97          0
    410325922                            O            01/01/27
    0


    1549402          744/G01             F          108,000.00         ZZ
                                         360        108,000.00          1
    171 EAST CLARION DRIVE             8.500            830.43         80
                                       8.250            830.43      135,000.00
    CARSON           CA   90745          1            12/20/96         00
    0430119503                           05           02/01/97          0
1


    79352                                O            01/01/27
    0


    1549409          664/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    14571 VALLEY VISTA BOULEVARD       8.500          1,999.18         69
                                       8.250          1,999.18      380,000.00
    SHERMAN OAKS AR  CA   91403          2            12/24/96         00
    0430118554                           05           02/01/97          0
    2182483                              O            01/01/27
    0


    1549420          976/G01             F          116,000.00         ZZ
                                         360        116,000.00          1
    11642 NORTHEAST 155TH STREET       8.125            861.30         65
                                       7.875            861.30      180,000.00
    BOTHELL          WA   98011          2            12/23/96         00
    0430121244                           05           02/01/97          0
    291768                               O            01/01/27
    0


    1549422          698/698             F          392,000.00         ZZ
                                         360        392,000.00          1
    6113 GRANBY ROAD                   7.875          2,842.27         80
                                       7.625          2,842.27      490,000.00
    DERWOOD          MD   20855          1            12/30/96         00
    15552775                             05           02/01/97          0
    15552775                             O            01/01/27
    0


    1549446          A39/G01             F          448,000.00         ZZ
                                         360        448,000.00          1
    30 COOLWATER ROAD                  8.000          3,287.27         80
                                       7.750          3,287.27      560,000.00
    BELL CANYON ARE  CA   91307          1            12/27/96         00
    0430114975                           03           02/01/97          0
    9600899                              O            01/01/27
    0


    1549490          601/G01             F          430,000.00         ZZ
                                         360        430,000.00          1
    2006 MILL POND COURT               8.625          3,344.50         72
                                       8.375          3,344.50      600,000.00
    WALL             NJ   07719          5            12/26/96         00
    0430115667                           05           02/01/97          0
    1113249                              O            01/01/27
    0


1


    1549502          964/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    6522 GOLDEN DAWN COURT             8.375          1,900.18         76
                                       8.125          1,900.18      330,000.00
    SPARKS           NV   89436          1            12/19/96         00
    0430119149                           05           02/01/97          0
    21438                                O            01/01/27
    0


    1549504          964/G01             F          128,400.00         ZZ
                                         360        128,400.00          1
    3 FREEDOM LANE SOUTH               8.125            953.37         80
                                       7.875            953.37      160,500.00
    PETALUMA         CA   94952          2            12/18/96         00
    0430117010                           09           02/01/97          0
    21510                                O            01/01/27
    0


    1549528          696/G01             F          211,900.00         ZZ
                                         360        211,900.00          1
    15102 WINDY HOLLOW CIRCLE          7.500          1,481.64         80
                                       7.250          1,481.64      264,900.00
    GAINESVILLE      VA   20155          1            12/17/96         00
    0430117796                           03           02/01/97          0
    2179215                              O            01/01/27
    0


    1549546          403/G01             F          320,000.00         ZZ
                                         360        319,779.77          1
    131 LYNN DRIVE                     7.875          2,320.23         87
                                       7.625          2,320.23      369,000.00
    MONROE           CT   06468          1            11/22/96         04
    0430117895                           05           01/01/97         25
    00006534952                          O            12/01/26
    0


    1549601          637/G01             F          218,000.00         ZZ
                                         360        218,000.00          1
    29806 TROUTDALE SCENIC DR.         8.000          1,599.61         79
                                       7.750          1,599.61      278,000.00
    EVERGREEN        CO   80439          2            12/23/96         00
    0430119230                           03           02/01/97          0
    4457370                              O            01/01/27
    0


    1549623          696/G01             F          232,050.00         ZZ
                                         360        232,050.00          1
    5969 AVALON DRIVE                  7.750          1,662.43         80
                                       7.500          1,662.43      290,123.00
1


    ELKRIDGE         MD   21227          1            12/27/96         00
    0430120352                           03           02/01/97          0
    3014844                              O            01/01/27
    0


    1549660          638/G01             F          296,900.00         ZZ
                                         360        296,900.00          1
    2770 AUTUMN RIDGE DRIVE            7.750          2,127.03         75
                                       7.500          2,127.03      395,890.00
    THOUSAND OAKS    CA   91362          1            12/26/96         00
    0430120089                           05           02/01/97          0
    08582649                             O            01/01/27
    0


    1549671          136/G01             F           94,000.00         ZZ
                                         360         94,000.00          1
    49 BERKSHIRE ROAD                  8.500            722.78         62
                                       8.250            722.78      154,000.00
    BETHPAGE         NY   11714          1            12/17/96         00
    0430117978                           05           02/01/97          0
    1109365                              O            01/01/27
    0


    1549690          369/G01             F          501,000.00         ZZ
                                         360        501,000.00          1
    5 CHARLEY LAKE COURT               8.500          3,852.26         80
                                       8.250          3,852.26      626,335.00
    NORTH OAKS       MN   55127          1            12/20/96         00
    0430119420                           05           02/01/97          0
    0049703432                           O            01/01/27
    0


    1549712          A13/G01             F          275,400.00         ZZ
                                         360        275,400.00          1
    2085 NATURES WAY                   7.875          1,996.85         90
                                       7.625          1,996.85      306,000.00
    PRINCE FREDERIC  MD   20678          2            12/12/96         12
    0430117119                           05           02/01/97         25
    960129422                            O            01/01/27
    0


    1549801          975/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    1457 WESTHAVEN ROAD                8.500          4,997.94         69
                                       8.250          4,997.94      950,000.00
    SAN MARINO       CA   91108          1            12/20/96         00
    0430121202                           05           02/01/97          0
    962567                               O            01/01/27
    0
1




    1549811          461/G01             F          397,500.00         ZZ
                                         360        397,500.00          1
    10715 ROCHESTER AVENUE             7.875          2,882.16         75
                                       7.625          2,882.16      530,000.00
    WESTWOOD         CA   90024          5            12/06/96         00
    0430120162                           05           02/01/97          0
    21055165                             O            01/01/27
    0


    1549814          E22/G01             F          124,000.00         ZZ
                                         360        124,000.00          1
    4325 WEST 182ND STREET UNIT 16     8.625            964.46         80
                                       8.375            964.46      155,000.00
    TORRANCE         CA   90504          2            12/26/96         00
    0410292783                           01           02/01/97          0
    410292783                            O            01/01/27
    0


    1549836          776/G01             F          494,400.00         ZZ
                                         360        494,400.00          1
    705 GREENTREE ROAD                 8.250          3,714.26         80
    PACIFIC PALISADES AREA             8.000          3,714.26      618,000.00
    LOS ANGELES      CA   90272          1            12/13/96         00
    0430121517                           05           02/01/97          0
    2135437                              O            01/01/27
    0


    1549838          776/G01             F          265,950.00         ZZ
                                         360        265,950.00          1
    3131 NORTH ZANE GREY TERRACE       8.250          1,997.99         80
                                       8.000          1,997.99      332,450.00
    ALTADENA AREA    CA   91001          1            12/23/96         00
    0430121525                           05           02/01/97          0
    2135434                              O            01/01/27
    0


    1549853          450/450             F          229,000.00         ZZ
                                         360        229,000.00          1
    20203 WELLESLEY                    8.250          1,720.40         67
                                       8.000          1,720.40      344,000.00
    VILLAGE OF BEVE  MI   48025          1            12/30/96         00
    3979093                              05           02/01/97          0
    3979093                              O            01/01/27
    0


    1549860          E22/G01             F          133,500.00         ZZ
                                         360        133,500.00          1
1


    484 MANCOS                         8.125            991.23         75
                                       7.875            991.23      178,000.00
    CARBONDALE       CO   81623          5            12/10/96         00
    0410325781                           05           02/01/97          0
    410325781                            O            01/01/27
    0


    1549881          696/G01             F          205,000.00         ZZ
                                         360        205,000.00          1
    13109 LOU ALICE WAY                8.250          1,540.10         74
                                       8.000          1,540.10      280,175.00
    HERNDON          VA   20171          1            12/27/96         00
    0430118919                           03           02/01/97          0
    3014841                              O            01/01/27
    0


    1549882          696/G01             F          220,000.00         ZZ
                                         360        220,000.00          1
    7201 BELTON COURT                  8.250          1,652.79         80
                                       8.000          1,652.79      275,000.00
    MCLEAN           VA   22101          1            01/03/97         00
    0430118737                           05           02/01/97          0
    2379190                              O            01/01/27
    0


    1549908          696/G01             F          238,400.00         ZZ
                                         360        238,400.00          1
    12017 ARISTA MANOR WAY             7.875          1,728.57         80
                                       7.625          1,728.57      298,800.00
    GERMANTOWN       MD   20876          1            12/26/96         00
    0430119255                           03           02/01/97          0
    3194782                              O            01/01/27
    0


    1549931          696/G01             F          179,200.00         ZZ
                                         360        179,200.00          1
    3900 MONTROSE DRIVEWAY             8.000          1,314.91         80
                                       7.750          1,314.91      224,000.00
    CHEVY CHASE      MD   20815          1            01/03/97         00
    0430117812                           05           02/01/97          0
    3274850                              O            01/01/27
    0


    1549965          696/G01             F          203,200.00         ZZ
                                         360        203,200.00          1
    3 HARROWGATE COURT                 7.750          1,455.75         80
                                       7.500          1,455.75      254,000.00
    ROCKVILLE        MD   20854          1            12/20/96         00
    0430118042                           05           02/01/97          0
1


    6090782                              O            01/01/27
    0


    1549966          696/G01             F          225,000.00         ZZ
                                         360        225,000.00          1
    5238 BALTIMORE AVENUE              7.625          1,592.54         90
                                       7.375          1,592.54      250,000.00
    BETHESDA         MD   20816          1            12/28/96         10
    0430120212                           05           02/01/97         25
    6090789                              O            01/01/27
    0


    1549975          696/G01             F          234,650.00         ZZ
                                         360        234,650.00          1
    1907 KALORAMA PLACE NW #1017       8.125          1,742.27         90
                                       7.875          1,742.27      260,750.00
    WASHINGTON       DC   20009          1            12/30/96         10
    0430119990                           01           02/01/97         25
    3264739                              O            01/01/27
    0


    1549991          696/G01             F          261,250.00         ZZ
                                         360        261,250.00          1
    5443 SIMPKINS COURT                8.125          1,939.77         80
                                       7.875          1,939.77      326,575.00
    ELLICOTT CITY    MD   21043          1            12/16/96         00
    0430118844                           05           02/01/97          0
    3014777                              O            01/01/27
    0


    1550129          181/181             F          240,300.00         ZZ
                                         360        240,300.00          1
    1458 W HOOD AVE                    8.250          1,805.29         90
                                       8.000          1,805.29      267,000.00
    CHICAGO          IL   60660          1            12/27/96         12
    5563852                              05           02/01/97         25
    5563852                              O            01/01/27
    0


    1550141          181/181             F          275,200.00         ZZ
                                         360        275,200.00          1
    4703 WEST 86TH STREET              8.000          2,019.32         80
                                       7.750          2,019.32      344,000.00
    PRAIRIE VILLAGE  KS   66207          1            12/12/96         00
    5559278                              09           02/01/97          0
    5559278                              O            01/01/27
    0



    1550155          181/181             F          271,000.00         ZZ
                                         360        271,000.00          1
    3429 DANNER CIRCLE                 8.125          2,012.17         71
                                       7.875          2,012.17      385,000.00
    BIRMINGHAM       AL   35243          5            12/03/96         00
    558742                               05           02/01/97          0
    558742                               O            01/01/27
    0


    1550554          964/G01             F          620,000.00         ZZ
                                         360        620,000.00          1
    21110 CANYON VIEW DRIVE            8.750          4,877.54         69
                                       8.500          4,877.54      902,000.00
    SARATOGA         CA   95070          2            12/26/96         00
    0430121111                           05           02/01/97          0
    21653                                O            01/01/27
    0

   TOTAL NUMBER OF LOANS   :      1,631

   TOTAL ORIGINAL BALANCE  :   424,252,017.98

   TOTAL PRINCIPAL BALANCE :   423,830,448.40

   TOTAL ORIGINAL P+I      :     3,191,000.91

   TOTAL CURRENT P+I       :     3,191,000.92


                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 01/24/97           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.56.11           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 1997-S2                                CUTOFF : 01/01/97
  POOL       : 0004236
             :
             :
  POOL STATUS: U

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST SPREAD RATE                     STRIP
  ------------------------------------------------------------------------------

      1466779                              .2500
      177,068.99                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1469933                              .2500
      437,400.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1474765                              .2500
      446,146.57                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1489357                              .2500
       76,075.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1490869                              .2500
      397,808.88                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200

      1491168                              .2500
      265,362.40                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1492034                              .2500
      338,346.74                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1497533                              .2500
      294,857.90                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1500459                              .2500
      277,622.62                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1508489                              .2500
      309,973.91                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1514086                              .2500
      213,852.73                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1518960                              .2500
      132,919.43                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1519178                              .2500
      140,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1519280                              .2500
      260,544.19                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            7.5000                        1.3450
1



      1519680                              .2500
      216,208.61                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1523614                              .2500
      125,925.61                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1524961                              .2500
      254,359.37                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1525191                              .2500
      299,803.76                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1527360                              .2500
      742,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1527363                              .2500
       69,890.29                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            7.5000                        1.4700

      1527610                              .2500
      103,500.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1528623                              .2500
      255,629.10                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            7.5000                        1.8450
1



      1528666                              .2500
      334,969.31                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1528837                              .2500
       55,961.46                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1529754                              .2500
       94,447.02                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1530055                              .2500
      204,326.02                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1530265                              .2500
      153,576.98                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1530666                              .2500
      287,397.27                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            7.5000                        1.4700

      1530921                              .2500
      155,905.49                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1530971                              .2500
      618,786.93                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1531455                              .2500
      219,341.16                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1531568                              .2500
      276,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1531619                              .2500
      187,503.07                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1531676                              .2500
      399,488.11                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1531836                              .2500
      318,212.61                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1531985                              .2500
      599,251.52                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1532139                              .2500
      595,629.55                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1532280                              .2500
      236,688.16                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1532334                              .2500
       89,696.28                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1532355                              .2500
      248,181.99                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1532570                              .2500
      367,771.26                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1532978                              .2500
       74,856.85                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1533001                              .2500
      299,827.39                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1533059                              .2500
      245,803.97                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            7.5000                        1.3450

      1533275                              .2500
      227,004.63                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1533291                              .2500
      191,880.66                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1533328                              .2500
      319,558.11                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1533398                              .2500
      168,448.94                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1533446                              .2500
       79,062.04                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1533480                              .2500
      298,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1533642                              .2500
      519,632.98                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1533661                              .2500
       95,900.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1533749                              .2500
      276,435.34                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1533870                              .2500
      430,132.47                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1534206                              .2500
      265,237.27                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1534280                              .2500
      267,420.60                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1534340                              .2500
      391,015.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1534362                              .2500
      279,816.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1534420                              .2500
      219,472.32                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1534432                              .2500
      292,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1534452                              .2500
      371,511.67                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1534515                              .2500
      395,005.08                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      1534688                              .2500
      354,533.03                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1534768                              .2500
      293,364.39                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.5000                        1.6700

      1534970                              .2500
      352,513.65                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1535023                              .2500
      229,698.08                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1535104                              .2500
      276,340.92                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1535113                              .2500
      300,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1535118                              .2500
      259,829.92                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1535133                              .2500
      104,436.70                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      1535171                              .2500
      230,415.85                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1535195                              .2500
      340,375.85                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1535343                              .2500
      253,850.04                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1535344                              .2500
      237,848.23                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1535476                              .2500
      187,380.43                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1535767                              .2500
      193,364.59                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1535818                              .2500
      325,871.66                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1535925                              .2500
      290,037.74                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1535971                              .2500
      229,877.55                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1536012                              .2500
      209,869.48                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1536060                              .2500
      335,091.59                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1536096                              .2500
      132,326.07                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1536124                              .2500
      344,580.50                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1536161                              .2500
      175,884.87                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1536191                              .2500
      196,392.07                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1536283                              .2500
      107,881.58                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200
1



      1536355                              .2500
      242,777.15                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1536406                              .2500
      239,676.85                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1536459                              .2500
      211,354.45                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1536497                              .2500
      412,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1536514                              .2500
      313,600.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1536515                              .2500
      187,880.12                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1536579                              .2500
      251,612.49                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200

      1536590                              .2500
      214,738.59                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1536604                              .2500
      324,226.88                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1536606                              .2500
      384,282.19                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1536607                              .2500
       83,889.73                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1536609                              .2500
      263,687.16                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1536772                              .2500
      499,664.50                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1536816                              .2500
      649,595.99                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1536821                              .2500
      197,550.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1536878                              .2500
      239,846.96                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1536881                              .2500
      292,822.50                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1536889                              .2500
      309,560.99                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1536906                              .2500
      247,698.45                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1536945                              .2500
      205,299.69                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      1536946                              .2500
      218,401.32                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1536972                              .2500
      227,854.61                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1536983                              .2500
      231,855.80                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1537033                              .2500
      110,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1537086                              .2500
      225,332.66                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1537093                              .2500
      237,710.60                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1537156                              .2500
      339,766.01                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1537161                              .2500
      175,901.33                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1537209                              .2500
      283,197.11                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.5000                        1.2950

      1537260                              .2500
      211,724.92                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1537263                              .2500
      229,764.27                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1537266                              .2500
      239,843.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1537284                              .2500
      160,569.09                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1537287                              .2500
      635,165.10                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1537300                              .2500
      415,410.88                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1537337                              .2500
      243,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1537425                              .2500
      344,801.51                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1537646                              .2500
      252,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1537694                              .2500
      308,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1537726                              .2500
      554,307.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      1537731                              .2500
      190,400.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1537773                              .2500
      244,581.56                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1537922                              .2500
      232,351.75                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1537971                              .2500
      213,496.69                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1537981                              .2500
      145,822.47                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1538156                              .2500
      248,643.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0450                         .0000

      1538160                              .2500
      131,839.49                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1538187                              .2500
      232,202.46                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1538201                              .2500
      206,264.98                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1538237                              .2500
      243,653.73                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1538263                              .2500
      301,307.74                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1538375                              .2500
      169,793.29                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1538385                              .2500
      250,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1538452                              .2500
      199,737.45                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1538466                              .2500
      221,051.97                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1538558                              .2500
      159,795.24                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1538655                              .2500
      311,806.07                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1538662                              .2500
      271,677.67                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1538664                              .2500
      269,636.45                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1538665                              .2500
      491,386.25                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1538667                              .2500
      223,510.99                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1538683                              .2500
      259,825.54                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1538684                              .2500
       89,945.48                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1538690                              .2500
      247,357.60                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700
1



      1538692                              .2500
      159,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1538757                              .2500
      119,523.73                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1538766                              .2500
      235,705.60                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1538793                              .2500
      346,295.43                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1538799                              .2500
      280,683.77                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1538800                              .2500
      106,738.55                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1538841                              .2500
      191,084.16                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1538859                              .2500
      650,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1538938                              .2500
      245,000.00                           .0800
            8.0500                         .0000
            7.8000                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1538957                              .2500
      148,350.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1538958                              .2500
      215,847.54                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1539025                              .2500
      649,606.23                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1539031                              .2500
      185,093.45                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1539142                              .2500
      284,818.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1539145                              .2500
      467,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1539167                              .2500
      290,131.48                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450
1



      1539178                              .2500
      161,746.79                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1539199                              .2500
      241,955.44                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1539306                              .2500
      220,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1539412                              .2500
      341,337.70                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1539416                              .2500
      132,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1539424                              .2500
      420,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1539432                              .2500
      588,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1539433                              .2500
      165,504.72                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700
1



      1539434                              .2500
      260,800.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1539435                              .2500
      330,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1539449                              .2500
      263,670.65                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1539473                              .2500
      206,115.08                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1539487                              .2500
      270,445.30                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1539533                              .2500
      332,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1539608                              .2500
      119,453.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1539685                              .3750
      340,000.00                           .0800
            8.1250                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1539738                              .2500
      217,378.06                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1539756                              .2500
      230,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1539771                              .2500
      183,079.90                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1539809                              .2500
      220,105.93                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1539853                              .2500
      256,211.34                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1539861                              .2500
      119,748.92                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1539874                              .2500
      185,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1539888                              .2500
      224,249.43                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1539896                              .2500
      262,985.13                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1539900                              .2500
      206,857.54                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1539912                              .2500
       94,695.49                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1539957                              .2500
       53,967.28                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1539970                              .2500
      332,308.71                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1539971                              .2500
      319,058.75                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.5000                        1.2950

      1539974                              .2500
      137,659.89                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1539978                              .2500
      138,309.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1539990                              .2500
      261,600.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540072                              .2500
      316,812.85                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1540077                              .2500
      411,650.47                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1540078                              .2500
      298,209.72                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540079                              .2500
      251,851.22                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1540081                              .2500
      272,076.39                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540084                              .2500
      319,829.70                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            7.5000                        1.3450

      1540086                              .2500
      252,842.74                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1540109                              .2500
      351,120.16                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540124                              .2500
      315,793.28                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540156                              .2500
       94,883.29                           .0800
            8.4500                         .0000
            8.2000                         .0000
            8.1200                         .0000
            7.5000                         .6200

      1540158                              .2500
      332,556.14                           .0800
            8.0500                         .0000
            7.8000                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540166                              .2500
      259,547.92                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1540171                              .2500
      305,587.99                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540180                              .2500
      235,691.76                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                         .0000
            7.5000                         .3700

      1540181                              .2500
      384,544.41                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                         .0000
            7.5000                         .2700
1



      1540185                              .2500
      117,346.52                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                         .0000
            7.5000                         .3700

      1540186                              .2500
      407,472.52                           .0300
            8.2000                         .0000
            7.9500                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1540188                              .2500
      314,788.64                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540190                              .2500
      154,797.55                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                         .0000
            7.5000                         .3700

      1540193                              .2500
       84,895.58                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1540195                              .2500
       59,961.34                           .0300
            8.2000                         .0000
            7.9500                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1540196                              .2500
      324,571.18                           .0300
            8.1000                         .0000
            7.8500                         .0000
            7.8200                         .0000
            7.5000                         .3200

      1540197                              .2500
      120,925.93                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      1540198                              .2500
       88,690.90                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1540199                              .2500
      399,461.43                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540200                              .2500
       62,520.69                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                         .0000
            7.5000                         .5200

      1540201                              .2500
       75,607.00                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1540203                              .2500
      150,890.15                           .0300
            7.6000                         .0000
            7.3500                         .0000
            7.3200                         .0000
            7.3200                         .0000

      1540205                              .2500
       50,940.49                           .0300
            8.7000                         .0000
            8.4500                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1540206                              .2500
      177,867.39                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                         .0000
            7.5000                         .3700

      1540207                              .2500
       39,975.52                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      1540208                              .2500
      226,912.18                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                         .0000
            7.5000                         .5200

      1540209                              .2500
      341,149.28                           .0300
            8.1000                         .0000
            7.8500                         .0000
            7.8200                         .0000
            7.5000                         .3200

      1540212                              .2500
      166,387.14                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1540213                              .2500
      309,796.18                           .0300
            8.1000                         .0000
            7.8500                         .0000
            7.8200                         .0000
            7.5000                         .3200

      1540215                              .2500
      108,355.38                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                         .0000
            7.5000                         .2700

      1540216                              .2500
      203,062.26                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1540280                              .2500
      136,791.83                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1540316                              .2500
      108,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1540324                              .2500
      307,421.64                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1540326                              .2500
      299,822.88                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1540328                              .2500
      249,832.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540329                              .2500
      206,861.10                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540333                              .2500
      277,803.79                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1540343                              .2500
      649,168.17                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540346                              .2500
      302,511.85                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1540348                              .2500
      388,764.34                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1540351                              .2500
      299,803.75                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540356                              .2500
      283,799.55                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1540361                              .2500
      303,806.14                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540419                              .2500
      299,818.25                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1540424                              .2500
      229,634.50                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1540435                              .2500
      188,200.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1540456                              .2500
      322,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540474                              .2500
      144,909.88                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1540487                              .2500
      364,508.55                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540491                              .2500
      346,544.48                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540492                              .2500
      226,694.35                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540493                              .2500
      296,429.77                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1540502                              .2500
      530,521.04                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1540503                              .2500
      247,184.95                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1540505                              .2500
      269,636.47                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540506                              .2500
      337,045.57                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1540516                              .2500
      251,180.61                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1540517                              .2500
      278,306.12                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540528                              .2500
      494,366.54                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540531                              .2500
      544,084.85                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540534                              .2500
      221,830.63                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540542                              .2500
      134,831.59                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1540544                              .2500
      229,698.08                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540548                              .2500
      232,564.31                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1540553                              .2500
      255,340.28                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540554                              .2500
      405,992.92                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1540556                              .2500
      449,424.13                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540558                              .2500
      272,841.35                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540567                              .2500
       85,772.67                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540569                              .2500
      249,355.71                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540570                              .2500
      136,828.05                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540571                              .2500
       89,887.72                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1540574                              .2500
      138,921.97                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540578                              .2500
      292,206.03                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540580                              .2500
      225,287.59                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540583                              .2500
      130,328.69                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540589                              .2500
      258,859.73                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540594                              .2500
      349,491.75                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1540610                              .2500
      343,559.77                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540619                              .2500
      244,070.91                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1540625                              .2500
      312,589.11                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540627                              .2500
      344,558.50                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540669                              .2500
      247,853.58                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1540724                              .2500
       79,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1540791                              .2500
      213,689.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1540805                              .2500
      257,572.61                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1540822                              .2500
      136,710.51                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540832                              .2500
      299,827.39                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700
1



      1540833                              .2500
      222,158.24                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1540868                              .2500
      307,808.56                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1540881                              .2500
      369,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1540882                              .2500
      483,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1540906                              .2500
       99,949.50                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            7.5000                        1.5950

      1540921                              .2500
      287,811.61                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1540962                              .2500
       54,317.07                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1541005                              .2500
      251,250.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1541029                              .2500
      268,350.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1541041                              .2500
      221,868.94                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1541042                              .2500
       55,125.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1541072                              .2500
      301,797.36                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541095                              .2500
      299,803.76                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1541120                              .2500
      214,063.41                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1541126                              .2500
      236,250.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1541323                              .2500
      354,418.24                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1541327                              .2500
      289,619.87                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1541334                              .2500
      268,777.77                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541341                              .2500
      220,847.90                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1541342                              .2500
      106,873.19                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1541360                              .6250
      274,613.84                           .0800
            8.2500                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1541367                              .2500
      306,319.04                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1541372                              .2500
      479,677.93                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541391                              .2500
       52,700.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1541405                              .2500
       62,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1541429                              .2500
       74,427.64                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541434                              .2500
      214,606.50                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1541472                              .2500
      283,314.55                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1541479                              .2500
      247,837.77                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1541481                              .2500
      321,778.40                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1541492                              .2500
      505,901.60                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1541495                              .2500
      422,930.13                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1541510                              .2500
      589,583.58                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1541614                              .2500
      300,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541617                              .2500
      270,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541619                              .2500
      172,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1541624                              .2500
      393,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1541637                              .2500
      395,740.96                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1541638                              .2500
      363,749.50                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1541642                              .2500
      303,801.13                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1541643                              .2500
      187,873.85                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541644                              .2500
      326,025.48                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1541645                              .2500
      390,131.32                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1541650                              .2500
      272,821.42                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1541652                              .2500
      121,918.14                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541661                              .2500
      327,756.57                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1541668                              .2500
      199,872.46                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1541670                              .2500
      119,125.91                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1541677                              .2500
      289,815.07                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1541679                              .2500
      249,832.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541691                              .2500
      227,051.38                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1541699                              .2500
      283,818.90                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1541700                              .2500
      280,325.65                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1541702                              .2500
      383,544.93                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1541730                              .2500
      263,835.90                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1541734                              .2500
      176,684.35                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1541744                              .2500
      242,836.95                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541759                              .2500
      503,670.31                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1541760                              .2500
      341,776.28                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1541764                              .2500
      277,844.15                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1541772                              .2500
      349,765.15                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541775                              .2500
      254,820.02                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1541777                              .2500
      223,857.16                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1541780                              .2500
      229,734.36                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700
1



      1541781                              .2500
      221,608.70                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1541783                              .2500
      259,707.40                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1541793                              .2500
      499,689.21                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1541798                              .2500
      227,058.78                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1541799                              .2500
      319,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1541804                              .2500
      280,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200

      1541837                              .2500
      336,882.25                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1541841                              .2500
      252,090.92                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1541847                              .2500
      397,802.59                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1541849                              .2500
      117,525.01                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1541877                              .2500
      112,500.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1541913                              .2500
      138,750.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1541922                              .2500
      168,087.14                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541936                              .2500
      120,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541938                              .2500
      235,849.51                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1541949                              .2500
      210,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1541953                              .2500
      239,835.66                           .0800
            7.9000                         .0000
            7.6500                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1541965                              .2500
      241,933.39                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1541971                              .2500
      140,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1541977                              .2500
      329,784.13                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1541980                              .2500
      164,139.79                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1541983                              .2500
      249,836.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1541986                              .2500
      225,640.63                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1541987                              .2500
      162,690.76                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1542405                              .2500
      239,826.29                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1542419                              .2500
      230,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1542423                              .2500
      163,884.25                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1542424                              .2500
      135,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1542434                              .2500
      396,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1542457                              .2500
       84,198.96                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1542459                              .2500
      239,854.61                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1542462                              .2500
      235,837.59                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1542463                              .2500
      199,862.36                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1542464                              .2500
       46,670.98                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1542466                              .2500
      119,923.48                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1542472                              .2500
      155,400.84                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1542474                              .2500
      231,356.11                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1542475                              .2500
      125,415.79                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1542478                              .2500
      337,295.53                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1542487                              .2500
      229,860.66                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1542492                              .2500
      301,302.78                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1542496                              .2500
      244,835.61                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1542497                              .2500
      192,424.04                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1542500                              .2500
      245,551.15                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1542501                              .2500
      236,091.48                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1542503                              .2500
      264,385.57                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1542504                              .2500
       65,750.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1542505                              .2500
      195,825.14                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1542507                              .2500
      218,260.73                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1542529                              .2500
      550,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1542548                              .2500
      220,651.84                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1542549                              .2500
      247,346.16                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1542554                              .2500
      255,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1542574                              .2500
      216,677.99                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1542617                              .2500
      189,582.09                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1542625                              .2500
      219,664.15                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000
1



      1542628                              .2500
      233,850.79                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1542629                              .2500
      259,829.93                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1542630                              .2500
      229,290.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1542632                              .2500
      269,827.83                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1542637                              .2500
      579,610.83                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1542660                              .2500
      225,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1542714                              .2500
      224,863.69                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1542727                              .2500
      245,435.20                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1542733                              .2500
      256,036.63                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1542735                              .2500
      183,089.02                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1542736                              .2500
      259,216.96                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1542740                              .2500
      231,840.34                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1542742                              .2500
      149,999.29                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1542749                              .2500
      287,801.80                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1542753                              .2500
      175,640.76                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1542754                              .2500
      162,193.83                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1542760                              .2500
      649,606.23                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1542761                              .2500
      499,655.90                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1542762                              .2500
      224,202.79                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1542764                              .2500
      319,001.59                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1542765                              .2500
      249,141.03                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1542766                              .2500
      315,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1542767                              .2500
      303,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1542768                              .2500
      243,840.38                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1542773                              .2500
      615,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            7.5000                        1.4700

      1542775                              .2500
      119,921.50                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1542779                              .2500
      219,121.18                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1542781                              .2500
      218,868.19                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1542799                              .2500
      298,219.23                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1542805                              .2500
      403,742.38                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1542809                              .2500
      359,739.44                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.2950                         .0000

      1542813                              .2500
      220,931.03                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      1542814                              .2500
      239,817.37                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      1542817                              .2500
      164,692.19                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1542821                              .2500
      259,811.82                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1542829                              .2500
      327,380.19                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1542830                              .2500
      249,832.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1542846                              .2500
      172,392.79                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1542865                              .2500
      119,919.48                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1542913                              .2500
      263,277.65                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450
1



      1542914                              .2500
      286,759.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1542915                              .2500
      223,964.07                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1542916                              .2500
      343,968.80                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1542944                              .2500
      359,781.91                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1542948                              .2500
      305,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1542952                              .2500
      311,950.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1542959                              .2500
      292,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1542974                              .2500
      236,250.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700
1



      1542980                              .2500
      260,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1542986                              .2500
      306,607.13                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1542990                              .2500
      295,806.37                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1542995                              .2500
      297,606.17                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1542996                              .2500
      277,535.11                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1542999                              .2500
      252,695.99                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1543002                              .2500
      283,654.68                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543006                              .2500
      229,645.49                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1543010                              .2500
      349,098.04                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1543011                              .2500
      250,686.87                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543015                              .2500
      294,042.02                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543018                              .2500
      259,838.39                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543020                              .2500
      547,632.30                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543025                              .2500
      259,583.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1543026                              .2500
      573,924.32                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1543030                              .2500
      281,415.79                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1543051                              .2500
      269,519.04                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543068                              .2500
      251,843.37                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543070                              .2500
      168,964.29                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543071                              .2500
      206,748.29                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543072                              .2500
      307,813.41                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543083                              .2500
      399,744.93                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543086                              .2500
      323,777.02                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1543088                              .2500
      137,516.65                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1543092                              .2500
      198,623.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543093                              .2500
      329,767.08                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1543102                              .2500
      171,906.05                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200

      1543111                              .2500
      259,816.49                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1543115                              .2500
      280,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1543116                              .2500
      206,371.65                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543118                              .2500
      134,752.89                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543119                              .2500
      128,311.64                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1543134                              .2500
      649,606.23                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543136                              .2500
       93,943.05                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543151                              .2500
      512,544.90                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1543154                              .2500
      650,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1543182                              .2500
      218,570.88                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1543187                              .2500
      339,771.87                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543194                              .2500
      324,562.42                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1543195                              .2500
       91,439.22                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                         .0000
            7.5000                         .2700
1



      1543196                              .2500
      199,316.17                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543197                              .2500
       67,455.16                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                         .0000
            7.5000                         .2700

      1543198                              .2500
       99,940.96                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1543201                              .2750
      189,876.97                           .0300
            8.1750                         .0000
            7.9000                         .0000
            7.8700                         .0000
            7.5000                         .3700

      1543203                              .2500
      106,528.47                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543204                              .2500
      227,843.09                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1543205                              .2500
      116,171.60                           .0300
            7.9750                         .0000
            7.7250                         .0000
            7.6950                         .0000
            7.5000                         .1950

      1543206                              .2500
      246,241.26                           .0300
            8.2000                         .0000
            7.9500                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1543207                              .2500
      137,410.05                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1543208                              .2500
       99,939.41                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543209                              .2500
      135,613.47                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543210                              .2500
       52,368.25                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543211                              .2500
      116,183.12                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1543215                              .2500
       76,349.76                           .0300
            8.1000                         .0000
            7.8500                         .0000
            7.8200                         .0000
            7.5000                         .3200

      1543216                              .2500
       94,940.95                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543217                              .2500
       29,981.21                           .0300
            8.3400                         .0000
            8.0900                         .0000
            8.0600                         .0000
            7.5000                         .5600
1



      1543218                              .2500
      134,757.66                           .0300
            7.9000                         .0000
            7.6500                         .0000
            7.6200                         .0000
            7.5000                         .1200

      1543219                              .2500
       85,446.85                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543220                              .2500
      309,512.38                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543222                              .2500
       53,966.44                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543223                              .2500
       98,940.02                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543224                              .2500
      139,917.34                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1543225                              .2500
       73,453.12                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543228                              .2500
       81,694.58                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1543229                              .2500
      259,820.15                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1543230                              .2500
      147,899.68                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1543231                              .2500
      326,798.61                           .0300
            8.4200                         .0000
            8.1700                         .0000
            8.1400                         .0000
            7.5000                         .6400

      1543232                              .2500
      419,716.75                           .0300
            7.9750                         .0000
            7.7250                         .0000
            7.6950                         .0000
            7.5000                         .1950

      1543233                              .2500
      267,809.89                           .0300
            7.7250                         .0000
            7.4750                         .0000
            7.4450                         .0000
            7.4450                         .0000

      1543236                              .2500
      374,748.38                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543237                              .2500
      267,810.85                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1543239                              .2500
      230,860.06                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1543240                              .2500
      273,211.85                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1543241                              .2500
      183,888.53                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543278                              .2500
      291,218.87                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543285                              .2500
      299,818.26                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543297                              .2500
      315,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1543301                              .2500
      204,050.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543303                              .2500
      285,434.40                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543320                              .2500
      261,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1543354                              .2500
      250,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543357                              .2500
      227,708.22                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1543364                              .2500
      227,655.33                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543370                              .2500
      467,392.71                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1543375                              .2500
      365,894.03                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1543378                              .2500
      347,538.35                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1543382                              .2500
      229,690.31                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1543384                              .2500
      232,486.56                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1543385                              .2500
      377,494.40                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1543386                              .2500
      353,348.91                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1543389                              .2500
      407,719.22                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1543391                              .2500
      271,817.49                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543392                              .2500
      288,610.88                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1543396                              .2500
      249,022.55                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1543397                              .2500
      538,032.40                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1543398                              .2500
      469,198.80                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1543401                              .2500
      271,084.50                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1543402                              .2500
      343,728.04                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1543406                              .2500
      349,528.74                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1543407                              .2500
      111,930.39                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543408                              .2500
      354,579.32                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1543410                              .2500
      299,555.55                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1543412                              .2500
      234,706.84                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1543414                              .2500
      392,297.32                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1543415                              .2500
      287,631.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1543418                              .2500
      219,718.46                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1543419                              .2500
      367,029.71                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1543420                              .2500
      351,537.92                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1543421                              .2500
      415,267.49                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543424                              .2500
      127,831.97                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1543425                              .2500
      301,582.97                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1543426                              .2500
      214,503.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      1543427                              .2500
      255,173.02                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1543433                              .2500
      319,269.53                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1543435                              .2500
      219,696.19                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1543440                              .2500
      251,826.58                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1543442                              .2500
      255,696.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1543446                              .2500
      265,530.38                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1543449                              .2500
      374,731.94                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1543450                              .2500
      256,336.44                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1543453                              .2500
      306,636.18                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1543463                              .2500
      271,822.07                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1543466                              .2500
      226,847.68                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543474                              .2500
      285,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543475                              .2500
      349,803.78                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1543487                              .2500
      207,360.77                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543488                              .2500
      525,647.07                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1543490                              .2500
      259,825.54                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1543508                              .2500
      235,853.31                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543513                              .2500
      343,786.18                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543514                              .2500
      254,853.29                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1543515                              .2500
      236,103.15                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543517                              .2500
      216,023.19                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543518                              .2500
      391,435.67                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1543519                              .2500
      248,395.51                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543520                              .2500
      239,821.41                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450
1



      1543521                              .2500
      239,593.35                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1543522                              .2500
      499,084.84                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543523                              .2500
      323,574.68                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1543524                              .2500
      263,529.05                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1543525                              .2500
      251,289.22                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543526                              .2500
      222,948.81                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1543527                              .2500
      221,005.02                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1543528                              .2500
      285,851.99                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1543530                              .2500
      384,966.64                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543531                              .2500
      406,847.50                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543532                              .2500
      238,794.01                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543533                              .2500
      240,150.63                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543534                              .2500
      259,499.17                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543535                              .2500
      278,602.46                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543536                              .2500
      255,506.88                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543537                              .2500
      315,595.49                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1543538                              .2500
      238,210.01                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543539                              .2500
      357,505.64                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1543540                              .2500
      358,085.96                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1543541                              .2500
      294,602.80                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543542                              .2500
      249,840.58                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543550                              .2500
      219,859.71                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543552                              .2500
      262,832.29                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543553                              .2500
      252,834.50                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1543555                              .2500
      242,841.04                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1543604                              .2500
       45,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543605                              .2500
      361,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1543659                              .2500
       60,465.20                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1543664                              .2500
      236,404.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1543670                              .2500
      103,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543686                              .2500
      200,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543693                              .2500
      200,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1543712                              .2500
      299,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1543714                              .2500
      297,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543716                              .2500
      221,465.76                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543725                              .2500
      210,750.16                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1543729                              .2500
       86,945.93                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543733                              .2500
      227,868.82                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1543735                              .2500
      275,400.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543738                              .2500
       89,845.53                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1543741                              .2500
      352,786.15                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543742                              .2500
      279,807.30                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1543747                              .2500
      284,808.77                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543748                              .2500
      301,197.76                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543749                              .2500
      251,585.29                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543750                              .2500
      269,432.43                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543751                              .2500
      292,418.13                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543753                              .2500
      229,857.04                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      1543757                              .2500
      183,866.83                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1543759                              .2500
      168,630.89                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1543761                              .2500
      299,803.75                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1543766                              .2500
      267,390.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1543770                              .2500
      243,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1543813                              .2500
      285,006.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1543828                              .2500
      251,585.32                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1543835                              .2500
      231,048.76                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1543836                              .2500
      119,131.42                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1543839                              .2500
      296,056.21                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1543846                              .2500
      156,700.01                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543849                              .2500
      106,783.58                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543858                              .2500
      260,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543863                              .2500
      389,351.56                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543875                              .2500
      217,446.42                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1543878                              .2500
      261,200.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1543886                              .2500
      283,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543891                              .2500
      298,740.94                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            7.5000                        1.3450

      1543898                              .2500
      215,855.07                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543920                              .2500
      313,804.83                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543940                              .2500
      273,324.77                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543960                              .2500
      390,157.35                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543974                              .2500
      232,351.74                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543976                              .2500
      190,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1543980                              .2500
      164,897.44                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543981                              .2500
      309,802.32                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543986                              .2500
      239,900.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543987                              .2500
      280,829.77                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1543993                              .2500
      359,770.44                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1543994                              .2500
      144,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1543995                              .2500
      226,750.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1543997                              .2500
      247,288.13                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1543998                              .2500
      130,400.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544008                              .2500
      206,257.95                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544009                              .2500
      131,168.43                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544013                              .2500
      334,991.66                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544022                              .2500
      543,750.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1544025                              .2500
      214,252.45                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544032                              .2500
      315,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544035                              .2500
      315,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1544036                              .2500
      139,910.72                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544037                              .2500
      348,700.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1544055                              .2500
      376,359.85                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544110                              .2500
       86,195.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544116                              .2500
      600,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544141                              .2500
      242,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544165                              .2500
      259,825.54                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1544170                              .2500
      187,880.12                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1544180                              .2500
      123,924.88                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1544200                              .2500
      165,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1544220                              .2500
      312,904.65                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1544227                              .2500
      277,309.02                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544230                              .2500
      207,867.37                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544232                              .2500
      404,135.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544234                              .2500
      277,109.16                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544239                              .2500
      239,850.83                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1544242                              .2500
      292,248.73                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544243                              .2500
      296,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544247                              .2500
      115,924.12                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544257                              .2500
      355,761.13                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1544258                              .2500
      606,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544282                              .2500
      249,848.55                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1544290                              .2500
      249,848.55                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1544296                              .2500
      430,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      1544299                              .2500
      143,900.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1544301                              .2500
      249,750.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544302                              .2500
      230,249.29                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544310                              .2500
      242,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544312                              .2500
      475,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544326                              .2500
      269,823.37                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544327                              .2500
      440,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1544330                              .2500
      274,824.65                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1544343                              .2500
      330,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544377                              .2500
      239,834.83                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1544378                              .2500
      259,807.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.1700                         .0000

      1544379                              .2500
      180,884.59                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544382                              .2500
      291,743.94                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1544394                              .2500
      283,163.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1544396                              .2500
      357,251.80                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.1700                         .0000

      1544401                              .2500
      319,790.68                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1544403                              .2500
      257,600.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544420                              .2500
      300,213.83                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544428                              .2500
      255,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544456                              .2500
      103,950.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544457                              .2500
      248,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544461                              .2500
      219,870.11                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1544462                              .2500
      143,950.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544466                              .2500
      371,250.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1544494                              .2500
      415,800.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544499                              .2500
      308,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1544503                              .2500
      149,704.48                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544507                              .2500
      324,787.40                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544512                              .2500
      370,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544513                              .2500
      304,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544515                              .2500
      264,826.65                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1544516                              .2500
      228,953.91                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1544518                              .2500
      269,643.76                           .0300
            8.1000                         .0000
            7.8500                         .0000
            7.8200                         .0000
            7.5000                         .3200

      1544519                              .2500
      222,342.96                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1544521                              .2500
      399,763.84                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1544522                              .2500
      222,830.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0450                         .0000

      1544523                              .2500
       69,879.52                           .0300
            8.8000                         .0000
            8.5500                         .0000
            8.5200                         .0000
            7.5000                        1.0200

      1544524                              .2500
      295,796.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1544530                              .2500
       71,370.04                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                         .0000
            7.5000                         .8200

      1544532                              .2500
      198,081.16                           .0300
            8.5500                         .0000
            8.3000                         .0000
            8.2700                         .0000
            7.5000                         .7700
1



      1544545                              .2500
      258,826.22                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1544547                              .2500
      234,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544556                              .2500
      396,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544561                              .2500
      311,801.05                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544586                              .2500
      235,837.59                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544587                              .2500
      143,506.06                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544594                              .2500
      245,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1544599                              .2500
      154,704.46                           .0800
            8.3000                         .0000
            8.0500                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1544604                              .2500
      299,822.88                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1544612                              .2500
      295,834.06                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1544616                              .2500
      219,856.08                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544617                              .2500
      202,824.25                           .0800
            8.4500                         .0000
            8.2000                         .0000
            8.1200                         .0000
            7.5000                         .6200

      1544624                              .2500
      135,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1544639                              .2500
      327,774.27                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544669                              .2500
      220,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1544675                              .2500
      151,795.45                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1544676                              .2500
      245,950.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544680                              .2500
      220,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544683                              .2500
      551,638.91                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544692                              .2500
      259,829.92                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544693                              .2500
      649,552.68                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1544695                              .2500
      201,600.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1544696                              .2500
      227,400.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544698                              .2500
      295,809.31                           .0300
            8.2000                         .0000
            7.9500                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1544699                              .2500
       34,976.75                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                         .0000
            7.5000                         .2700

      1544700                              .2500
      326,961.99                           .0300
            7.6000                         .0000
            7.3500                         .0000
            7.3200                         .0000
            7.3200                         .0000

      1544701                              .2500
       59,458.84                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1544702                              .2500
       52,952.98                           .0300
            7.8000                         .0000
            7.5500                         .0000
            7.5200                         .0000
            7.5000                         .0200

      1544703                              .2500
      149,906.77                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544704                              .2500
       64,925.46                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544705                              .2500
      348,767.53                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                         .0000
            7.5000                         .2700

      1544706                              .2500
       54,961.95                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700
1



      1544707                              .2500
       69,955.36                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544708                              .2500
       84,845.75                           .0300
            8.2400                         .0000
            7.9900                         .0000
            7.9600                         .0000
            7.5000                         .4600

      1544709                              .2500
       24,982.17                           .0300
            7.7000                         .0000
            7.4500                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1544710                              .2500
      201,360.62                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1544711                              .2500
       95,429.10                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544713                              .2500
      194,828.82                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544714                              .2500
      101,934.95                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544715                              .2500
      122,427.67                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450
1



      1544716                              .2500
      346,673.07                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544717                              .2500
      166,734.59                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1544718                              .2500
       71,950.19                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1544719                              .2500
      142,306.85                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544721                              .2500
      110,925.52                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1544722                              .2500
      305,739.45                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544724                              .2500
      166,296.50                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544725                              .2500
       62,874.59                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1544726                              .2500
       28,980.34                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1544735                              .2500
       54,963.09                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1544736                              .2500
      109,132.13                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544737                              .2500
       67,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1544739                              .2500
       60,000.00                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1544740                              .2500
       60,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544741                              .2500
      150,895.55                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1544743                              .2500
      169,897.01                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1544744                              .2500
       90,000.00                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1544745                              .2500
      105,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1544746                              .2500
       84,947.16                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544747                              .2500
       98,000.00                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1544748                              .2500
      135,937.00                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1544749                              .2500
      113,000.00                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1544751                              .2500
       62,408.12                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1544760                              .2500
       80,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1544761                              .2500
      156,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1544766                              .2500
      243,200.00                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                         .0000
            7.2700                         .0000

      1544767                              .2500
      260,300.00                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1544768                              .2500
       63,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544769                              .2500
      253,350.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544770                              .2500
       39,350.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1544771                              .2500
      104,700.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544808                              .2500
      357,747.32                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      1544810                              .2500
      247,845.85                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1544826                              .2500
      581,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544850                              .2500
       72,650.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1544866                              .2500
      419,752.03                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1544868                              .2500
      226,555.44                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544901                              .2500
      414,100.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1544908                              .2500
      220,640.19                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1544922                              .2500
      240,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1544923                              .2500
      381,229.84                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1544928                              .2500
      247,085.89                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544932                              .2500
      246,014.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544944                              .2500
      270,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1544955                              .2500
      342,863.77                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1544957                              .2500
      296,208.29                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1544962                              .2500
      380,970.88                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544966                              .2500
      254,779.35                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1544971                              .2500
      348,364.44                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1544972                              .2500
      384,728.27                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1544973                              .2500
      501,687.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1544975                              .2500
      256,681.98                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1544976                              .2500
      395,279.26                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1544978                              .2500
      460,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1545017                              .2500
      450,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545027                              .2500
      157,394.32                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1545035                              .2500
      226,351.83                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545036                              .2500
      229,342.05                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545040                              .2500
      349,803.78                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545042                              .2500
      226,162.91                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545051                              .2500
      349,776.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1545052                              .2500
      199,369.49                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1545055                              .2500
      650,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1545066                              .2500
      591,632.04                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1545103                              .2500
      500,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545105                              .2500
      176,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1545106                              .2500
      168,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545107                              .2500
      605,600.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545111                              .2500
      228,350.53                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545120                              .2500
      649,517.60                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1545144                              .2500
      304,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545180                              .2500
      212,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      1545193                              .2500
      221,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545204                              .2500
      334,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545209                              .2500
      239,734.89                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545211                              .2500
      399,731.61                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545219                              .2500
      324,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545221                              .2500
      239,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545226                              .2500
      275,810.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1545228                              .2500
      461,682.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      1545229                              .2500
      558,643.55                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1545231                              .2500
      339,783.19                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1545233                              .2500
      398,764.43                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1545235                              .2500
      229,437.95                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1545236                              .2500
      169,380.37                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1545237                              .2500
      309,717.03                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1545239                              .2500
      490,686.91                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1545246                              .2500
      204,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1545248                              .2500
      191,121.68                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545249                              .2500
      229,242.13                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545258                              .2500
      231,844.33                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1545266                              .2500
      259,421.35                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1545280                              .2500
      211,854.10                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545283                              .2500
      463,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1545294                              .2500
      243,453.62                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545301                              .2500
      264,335.59                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1545436                              .2500
      418,828.99                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1545437                              .2500
      246,581.48                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1545438                              .2500
      244,831.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1545440                              .2500
      388,781.92                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1545441                              .2500
      122,729.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1545445                              .2500
      174,901.89                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1545446                              .2500
      364,255.42                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1545447                              .2500
      250,059.73                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450
1



      1545448                              .2500
       93,652.42                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.5000                        1.4200

      1545449                              .2500
      649,574.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1545450                              .2500
      322,127.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1545451                              .2500
       97,946.46                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.5000                        1.1700

      1545453                              .2500
       19,939.10                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.5000                        1.1700

      1545456                              .2500
       77,952.74                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1545457                              .2500
      132,921.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1545460                              .2500
      217,550.18                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1545461                              .2500
      343,330.93                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545462                              .2500
       93,613.90                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545463                              .2500
      499,672.93                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545464                              .2500
      289,210.08                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545466                              .2500
      342,109.81                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545467                              .2500
      375,542.81                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545468                              .2500
      340,685.26                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545469                              .2500
      235,682.23                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1545473                              .2500
      406,387.53                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            7.5000                        1.5950

      1545474                              .2500
      217,181.38                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545475                              .2500
      371,369.71                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545476                              .2500
      234,528.84                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545477                              .2500
      220,431.65                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545479                              .2500
      269,617.63                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1545480                              .2500
      336,481.85                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545481                              .2500
      519,367.71                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1545482                              .2500
      261,434.67                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545483                              .2500
      880,702.25                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545484                              .2500
      241,947.79                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545485                              .2500
       83,895.20                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545487                              .2500
      288,488.38                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545488                              .2500
       68,704.17                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545489                              .2500
       69,914.88                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545490                              .2500
      327,601.18                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1545491                              .2500
      337,273.54                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545492                              .2500
      374,282.21                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545493                              .2500
      263,702.89                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545495                              .2500
      250,441.06                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545496                              .2500
      230,526.09                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545497                              .2500
      336,729.41                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545498                              .2500
      489,434.10                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545499                              .2500
      127,352.76                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700
1



      1545500                              .2500
      287,602.30                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545501                              .2500
      559,642.91                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545504                              .2500
      232,539.64                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1545505                              .2500
      283,480.21                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1545506                              .2500
      188,391.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1545507                              .2500
      249,827.94                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1545508                              .2500
      259,524.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1545509                              .2500
      269,827.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1545510                              .2500
      274,442.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1545511                              .2500
      388,649.93                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1545512                              .2500
      233,375.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1545513                              .2500
      104,872.33                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1545514                              .2500
      273,666.83                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1545515                              .2500
      281,629.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1545516                              .2500
      139,917.34                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1545518                              .2500
      271,614.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000
1



      1545519                              .2500
      379,572.34                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1545520                              .2500
      399,808.37                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.5000                        1.7950

      1545521                              .2500
       92,638.66                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1545522                              .2500
      264,514.94                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1545523                              .2500
      142,839.05                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1545524                              .2500
       85,895.43                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1545525                              .2500
      111,877.18                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.5000                        1.1700

      1545526                              .2500
       95,792.06                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450
1



      1545527                              .2500
      249,711.27                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1545528                              .2500
      199,737.45                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1545529                              .2500
      567,618.88                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1545530                              .2500
       97,892.52                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.5000                        1.1700

      1545531                              .2500
       47,940.11                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1545532                              .2500
      337,110.22                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1545533                              .2500
      112,366.67                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1545534                              .2500
      104,942.64                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.5000                        1.1700
1



      1545535                              .2500
      138,377.39                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1545536                              .2500
      338,189.66                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1545537                              .2500
      101,133.06                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1545538                              .2500
      161,073.17                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.5000                        1.1700

      1545539                              .2500
      320,928.93                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1545540                              .2500
      139,343.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1545541                              .2500
      299,436.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1545542                              .2500
      279,659.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700
1



      1545543                              .2500
      229,228.03                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1545544                              .2500
      231,645.76                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.5000                        1.5450

      1545545                              .2500
       82,237.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1545546                              .2500
      149,752.34                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.5000                        1.1700

      1545547                              .2500
      311,411.29                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1545549                              .2500
      313,594.73                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.5000                        1.2950

      1545551                              .2500
      135,838.84                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1545556                              .2500
      483,974.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      1545557                              .2500
      229,849.54                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1545558                              .2500
      233,299.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1545559                              .2500
       70,922.13                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.5000                        1.1700

      1545561                              .2500
      221,234.76                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1545562                              .2500
      249,565.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1545564                              .2500
      216,541.89                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200

      1545565                              .2500
      415,734.73                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545566                              .2500
      384,199.89                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1545567                              .2500
      133,247.63                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545568                              .2500
       98,833.57                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545569                              .2500
      257,040.63                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545570                              .2500
      234,558.73                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545571                              .2500
      667,574.04                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545572                              .2500
      493,996.96                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545573                              .2500
      169,726.52                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            7.5000                        1.3450

      1545574                              .2500
      236,688.89                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1545575                              .2500
      125,539.15                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545576                              .2500
       99,895.90                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            7.5000                        1.4700

      1545577                              .2500
      261,441.52                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545578                              .2500
      254,828.90                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545579                              .2500
      395,293.55                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545580                              .2500
      281,671.95                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545581                              .2500
      475,150.84                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545582                              .2500
      305,414.87                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1545583                              .2500
      235,860.67                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545584                              .2500
      264,527.26                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545585                              .2500
      519,083.38                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1545586                              .2500
      284,207.70                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545587                              .2500
      279,812.13                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545588                              .2500
      335,768.77                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545589                              .2500
      367,575.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545590                              .2500
      279,549.58                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            7.5000                        1.3450
1



      1545591                              .2500
      317,587.07                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545592                              .2500
      258,816.97                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545594                              .2500
      257,877.13                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545595                              .2500
      241,206.35                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545596                              .2500
      547,416.26                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545597                              .2500
      273,827.72                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545598                              .2500
      519,399.48                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545600                              .2500
      299,635.23                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1545601                              .2500
      236,961.52                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545603                              .2500
      304,626.89                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545604                              .2500
      254,574.99                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545605                              .2500
      184,508.46                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545606                              .2500
      269,518.32                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545607                              .2500
      506,787.28                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545608                              .2500
      242,766.16                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545609                              .2500
      241,652.51                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1545610                              .2500
      217,242.24                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545612                              .2500
      396,135.50                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545614                              .2500
      227,693.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545615                              .2500
      403,733.19                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545617                              .2500
      311,216.12                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545619                              .2500
      187,276.95                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545621                              .2500
      299,635.23                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545622                              .2500
      213,521.64                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            7.5000                        1.3450
1



      1545624                              .2500
      235,056.42                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545625                              .2500
      295,691.91                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            7.5000                        1.4700

      1545626                              .2500
      299,671.03                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200

      1545627                              .2500
      275,029.19                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545629                              .2500
      205,733.15                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545630                              .2500
      206,167.72                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545631                              .2500
      191,496.33                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545632                              .2500
       99,890.33                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200
1



      1545633                              .2500
      267,407.82                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200

      1545634                              .2500
      259,547.92                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545635                              .2500
      184,523.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545636                              .2500
      176,278.21                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545637                              .2500
      157,732.30                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545638                              .2500
      224,933.12                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545639                              .2500
      162,910.43                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545641                              .2500
       87,390.86                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1545642                              .2500
      219,758.76                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200

      1545643                              .2500
      324,634.25                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545644                              .2500
      274,648.09                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545645                              .2500
      240,508.87                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545646                              .2500
      448,869.42                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545647                              .2500
      223,196.81                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545648                              .2500
      264,562.48                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200

      1545649                              .2500
      273,146.67                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            7.5000                        1.3450
1



      1545652                              .2500
      245,566.06                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545653                              .2500
      544,302.57                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545654                              .2500
      125,817.64                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545656                              .2500
      294,473.73                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545657                              .2500
      303,414.45                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545658                              .2500
      499,061.14                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545660                              .2500
      319,600.82                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545661                              .2500
      265,646.30                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950
1



      1545662                              .2500
      217,064.44                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545663                              .2500
       99,884.52                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545664                              .2500
      255,197.21                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545665                              .2500
      359,562.28                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545666                              .2500
      252,676.25                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545668                              .2500
      284,625.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545670                              .2500
      324,562.40                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545671                              .2500
      131,050.95                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950
1



      1545672                              .2500
      329,082.59                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545673                              .2500
      233,214.60                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545674                              .2500
      251,289.22                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545675                              .2500
      220,698.01                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545676                              .2500
      245,275.26                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545677                              .2500
      342,176.01                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545678                              .2500
      291,451.68                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545679                              .2500
      358,952.80                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1545680                              .2500
      619,534.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545682                              .2500
      494,707.75                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545683                              .2500
      274,648.07                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545685                              .2500
      264,463.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545686                              .2500
      555,341.10                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545689                              .2500
      303,620.78                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545690                              .2500
      213,849.07                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545691                              .2500
      247,991.63                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1545692                              .2500
      252,536.90                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545693                              .2500
      276,466.45                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545694                              .2500
       54,904.36                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545695                              .2500
      240,914.17                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545696                              .2500
      129,515.22                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545697                              .2500
      258,177.52                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545698                              .2500
       52,301.60                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545699                              .2500
      436,994.73                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700
1



      1545700                              .2500
       73,555.40                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545701                              .2500
      461,393.52                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545703                              .2500
      137,909.72                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545704                              .2500
      267,949.69                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545705                              .2500
      225,706.90                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545706                              .2500
      399,267.86                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545707                              .2500
      309,432.57                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545708                              .2500
      258,932.01                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450
1



      1545709                              .2500
      230,455.24                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545710                              .2500
      429,212.96                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545711                              .2500
      239,521.93                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545712                              .2500
      591,298.45                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545713                              .2500
      220,055.96                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545714                              .2500
      637,113.80                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545716                              .2500
      299,478.38                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545717                              .2500
      334,071.51                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1545718                              .2500
      221,150.92                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545719                              .2500
      333,372.81                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545720                              .2500
      291,465.54                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545721                              .2500
      399,513.63                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545722                              .2500
      247,342.17                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545724                              .2500
      209,670.87                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            7.5000                        1.4700

      1545725                              .2500
       87,646.01                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545726                              .2500
      119,667.30                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1545728                              .2500
      146,072.17                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545729                              .2500
       76,954.54                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545730                              .2500
      143,271.04                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545731                              .2500
      204,652.65                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545732                              .2500
      169,504.91                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545733                              .2500
      275,147.43                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545734                              .2500
      144,169.92                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545735                              .2500
      127,172.71                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450
1



      1545736                              .2500
      139,767.93                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545737                              .2500
       55,897.48                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545738                              .2500
      351,571.99                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545739                              .2500
      209,529.38                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545740                              .2500
      131,172.51                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545741                              .2500
       91,747.18                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545742                              .2500
      374,760.88                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545744                              .2500
      389,744.88                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1545747                              .2500
       66,938.39                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545748                              .2500
       83,923.35                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            7.5000                        2.0950

      1545749                              .2500
      103,870.25                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545750                              .2500
       59,560.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545751                              .2500
       44,975.41                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200

      1545752                              .2500
      556,711.23                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            7.5000                        1.4700

      1545754                              .2500
      291,304.34                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            7.5000                        1.5950

      1545755                              .2500
      108,637.45                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700
1



      1545757                              .2500
      299,831.82                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545758                              .2500
      134,739.97                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545759                              .2500
      449,294.72                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            7.5000                        1.4700

      1545760                              .2500
      349,771.04                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545761                              .2500
      389,763.73                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545762                              .2500
      210,628.75                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545764                              .2500
      259,842.49                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545766                              .2500
      114,982.39                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200
1



      1545767                              .2500
      219,607.53                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545768                              .2500
      299,798.70                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545769                              .2500
      545,301.27                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545770                              .2500
       99,826.11                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545771                              .2500
      179,896.42                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545772                              .2500
      271,869.02                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545775                              .2500
      119,921.50                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545776                              .2500
       91,893.74                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700
1



      1545777                              .2500
      582,931.09                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545778                              .2500
      222,662.89                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            7.5000                        1.4700

      1545779                              .2500
      395,430.23                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545780                              .2500
      279,721.51                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545781                              .2500
      323,595.81                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545782                              .2500
      379,757.68                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545783                              .2500
      299,184.66                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545785                              .2500
      239,843.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1545786                              .2500
      479,693.92                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545787                              .2500
      164,407.77                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1545788                              .2500
      383,260.33                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545789                              .2500
      303,620.63                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545790                              .2500
      449,713.05                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545791                              .2500
      110,176.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545793                              .2500
      999,453.77                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            7.5000                        1.2200

      1545795                              .2500
      649,574.80                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1545796                              .2500
      547,641.53                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545797                              .2500
      337,013.04                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545798                              .2500
      485,332.65                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545799                              .2500
      229,849.55                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545800                              .2500
      278,188.29                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545801                              .2500
      244,277.21                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545802                              .2500
      475,946.31                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1545803                              .2500
      439,173.79                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1545810                             1.1250
      258,750.00                           .0800
            8.8750                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1545817                              .2500
      147,903.18                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545830                              .2500
      293,026.90                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545842                              .2500
      187,883.74                           .0300
            8.4000                         .0000
            8.1500                         .0000
            8.1200                         .0000
            7.5000                         .6200

      1545847                              .2500
       93,700.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1545849                              .2500
       80,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545851                              .2500
      238,500.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1545860                              .2500
      337,300.74                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450
1



      1545866                              .2500
      116,250.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1545867                              .2500
      294,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1545871                              .2500
      124,725.17                           .0300
            8.5500                         .0000
            8.3000                         .0000
            8.2700                         .0000
            7.5000                         .7700

      1545872                              .2500
      260,979.16                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1545882                              .2500
      229,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545885                              .2500
      152,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545899                              .2500
       50,510.17                           .0300
            8.6500                         .0000
            8.4000                         .0000
            8.3700                         .0000
            7.5000                         .8700

      1545906                              .2500
      100,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450
1



      1545920                              .2500
      236,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1545929                              .2500
      204,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1545931                              .2500
      390,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1545934                              .2500
      144,912.15                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545942                              .2500
      267,006.60                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1545944                              .2500
      234,692.42                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545947                              .2500
      442,203.09                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545958                              .2500
      273,829.69                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450
1



      1545959                              .2500
      259,334.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1545961                              .2500
      342,769.85                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1545962                              .2500
      299,813.53                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1545963                              .2500
      629,598.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1545964                              .2500
      245,847.10                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1545966                              .2500
      379,745.02                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1545967                              .2500
      239,834.83                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1545968                              .2500
      369,751.74                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1545982                              .2500
      223,250.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1545984                              .2500
      151,898.01                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1545988                              .2500
      216,800.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546014                              .2500
      236,856.42                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1546020                              .2500
      199,862.36                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546025                              .2500
       74,952.18                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1546049                              .2500
      245,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1546056                              .2500
      360,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1546131                              .2500
      396,753.24                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1546169                              .2500
       46,525.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546172                              .2500
      151,150.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546173                              .2500
      158,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546177                              .2500
      353,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546183                              .2500
      126,400.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1546208                              .2500
      416,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546213                              .2500
       88,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1546225                              .2500
      309,802.32                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546226                              .2500
      163,787.20                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546230                              .2500
      118,400.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546232                              .2500
      271,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1546235                              .2500
      195,700.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1546236                              .2500
      219,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546239                              .2500
      269,818.83                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1546240                              .2500
      258,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1546253                              .2500
      324,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1546257                              .2500
      650,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.1700                         .0000

      1546300                              .2500
      249,844.61                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1546306                              .2500
      264,677.79                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1546310                              .2500
      231,869.73                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1546311                              .2500
      292,153.36                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1546313                              .2500
      318,371.89                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1546327                              .2500
      314,818.77                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700
1



      1546338                              .2500
      246,547.90                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1546339                              .2500
      239,854.61                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1546340                              .2500
      255,680.67                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1546348                              .2500
      221,400.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1546349                              .2500
      299,793.54                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546375                              .2500
      247,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546377                              .2500
      332,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1546381                              .2500
      178,350.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1546382                              .2500
      266,800.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1546397                              .2500
      174,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1546398                              .2500
      348,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1546422                              .2500
      209,450.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546423                              .2500
      100,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1546435                              .2500
      315,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1546437                              .2500
      206,762.53                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1546439                              .6250
      278,359.06                           .0800
            9.6250                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.5000                        1.4200
1



      1546460                              .2500
      221,100.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546461                              .2500
      256,750.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546464                              .2500
      296,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1546465                              .2500
      217,700.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1546467                              .2500
      340,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546469                              .2500
      250,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1546472                              .2500
      248,900.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1546477                              .2500
      575,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1546479                              .2500
      112,800.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1546480                              .2500
      224,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546484                              .2500
      289,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1546489                              .2500
       80,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1546491                              .2500
      111,430.69                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1546492                              .2500
      230,802.73                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546496                              .2500
      275,741.26                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1546497                              .2500
      257,826.89                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1546498                              .2500
      239,838.97                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1546501                              .2500
      239,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1546518                              .2500
      258,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546590                              .2500
      234,394.37                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1546593                              .2500
      228,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546595                              .2500
      233,269.47                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1546596                              .2500
      265,334.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1546624                              .2500
      322,150.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1546640                              .2500
      293,438.15                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1546658                              .2500
      644,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546693                              .2500
      240,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1546695                              .2500
      268,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1546715                              .2500
      105,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546723                              .2500
       66,300.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1546748                              .2500
      246,300.70                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1546749                              .2500
      231,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1546760                              .2500
      221,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546762                              .2500
      108,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1546764                              .2500
      228,600.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1546769                              .2500
      180,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546780                              .2500
       76,900.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1546781                              .2500
       79,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546800                              .2500
      179,400.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1546803                              .2500
      199,950.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1546807                              .2500
      269,680.05                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1546810                              .2500
       68,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546813                              .2500
      239,800.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1546827                              .2500
      241,720.48                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1546833                              .2500
      246,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546857                              .2500
       74,879.36                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            7.5000                        1.3450

      1546873                              .2500
      229,342.05                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546921                              .2500
      236,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1546962                              .2500
       93,700.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1546985                              .2500
       99,136.74                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547015                              .2500
      371,500.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1547020                              .2500
      600,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547056                              .2500
      234,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547059                              .2500
      168,256.04                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547061                              .2500
       94,355.72                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            7.5000                        1.5950

      1547062                              .2500
      315,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1547073                              .2500
      252,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1547077                              .2500
      349,771.04                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1547081                              .2500
      190,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1547094                              .2500
      180,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1547095                              .2500
      234,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547096                              .2500
      176,200.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547105                              .2500
      240,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547107                              .2500
      292,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700
1



      1547108                              .2500
      388,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547143                              .2500
       87,898.37                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.5000                         .9200

      1547205                              .2500
      305,195.08                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547208                              .2500
      299,818.26                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1547213                              .2500
      105,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547214                              .2500
      207,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1547222                              .2500
      166,870.75                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1547232                              .2500
      232,850.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1547241                              .2500
       58,400.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547262                              .2500
      444,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547263                              .2500
      350,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547264                              .2500
      256,900.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1547265                              .2500
      260,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547266                              .2500
      173,375.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1547272                              .2500
      207,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547274                              .2500
      189,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1547278                              .2500
      243,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547279                              .2500
      356,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1547280                              .2500
      317,300.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547296                              .2500
      303,502.34                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                         .0000
            7.5000                         .3700

      1547297                              .2500
      331,779.48                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                         .0000
            7.5000                         .2700

      1547298                              .2500
      215,862.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547299                              .2500
      239,843.80                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                         .0000
            7.5000                         .3700

      1547300                              .2500
      283,315.49                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                         .0000
            7.5000                         .3700
1



      1547301                              .2500
      399,723.33                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                         .0000
            7.5000                         .0700

      1547302                              .2500
      271,819.34                           .0300
            8.0500                         .0000
            7.8000                         .0000
            7.7700                         .0000
            7.5000                         .2700

      1547303                              .2500
      299,794.58                           .0300
            7.9000                         .0000
            7.6500                         .0000
            7.6200                         .0000
            7.5000                         .1200

      1547304                              .2500
      235,838.40                           .0300
            7.9000                         .0000
            7.6500                         .0000
            7.6200                         .0000
            7.5000                         .1200

      1547305                              .2500
      228,040.55                           .0300
            7.8000                         .0000
            7.5500                         .0000
            7.5200                         .0000
            7.5000                         .0200

      1547306                              .2500
      266,236.94                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1547307                              .2500
      232,554.61                           .0300
            8.3500                         .0000
            8.1000                         .0000
            8.0700                         .0000
            7.5000                         .5700

      1547308                              .2500
      251,036.51                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                         .0000
            7.5000                         .3700
1



      1547309                              .2500
      218,360.67                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547310                              .2500
      274,324.96                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547311                              .2500
      251,718.59                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                         .0000
            7.3700                         .0000

      1547312                              .2500
      580,000.00                           .0300
            7.8000                         .0000
            7.5500                         .0000
            7.5200                         .0000
            7.5000                         .0200

      1547315                              .2500
      325,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547322                              .2500
      190,050.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547324                              .2500
      296,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1547327                              .2500
      120,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1547328                              .2500
      388,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1547344                              .2500
      218,099.80                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547348                              .2500
      216,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547354                              .2500
      259,611.96                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1547355                              .2500
      187,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547356                              .2500
      240,734.21                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547367                              .2500
      169,600.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547380                              .2500
      207,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1547381                              .2500
      222,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547382                              .2500
      275,415.07                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1547397                              .2500
      199,200.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547403                              .2500
      693,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547404                              .2500
      108,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547418                              .2500
      215,150.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547422                              .2500
      337,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547429                              .2500
      223,920.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      1547433                              .2500
      224,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.2950                         .0000

      1547441                              .2500
      371,250.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547443                              .2500
      134,320.65                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1547444                              .2500
      175,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547445                              .2500
      170,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1547458                              .2500
      259,400.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1547470                              .2500
      279,821.45                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547474                              .2500
      649,585.52                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1547502                              .2500
      250,481.81                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1547504                              .2500
      279,712.19                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1547505                              .2500
      356,783.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1547506                              .2500
      232,597.74                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1547508                              .2500
      219,660.85                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1547509                              .2500
      272,816.82                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1547510                              .2500
      236,229.74                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.9200                         .0000

      1547511                              .2500
      242,245.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1547514                              .2500
      256,079.33                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1547520                              .2500
      315,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547523                              .2500
      256,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1547534                              .2500
      275,600.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1547549                              .2500
      259,350.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1547556                              .2500
      188,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      1547563                              .2500
      167,800.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547569                              .2500
      256,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1547570                              .2500
      275,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547571                              .2500
      190,400.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547573                              .2500
      344,800.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547574                              .2500
      358,465.36                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1547586                              .2500
       95,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1547610                              .2500
      229,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547612                              .2500
      335,900.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547614                              .2500
      230,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1547618                              .2500
      255,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547624                              .2500
      230,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1547626                              .2500
      296,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547633                              .2500
      391,500.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1547638                              .2500
      372,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547642                              .2500
      300,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547653                              .2500
      203,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547655                              .2500
      256,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1547661                              .2500
      291,450.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547676                              .2500
       40,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1547679                              .2500
      307,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547688                              .2500
       73,558.73                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.5000                        1.0450

      1547693                              .2500
      269,950.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1547698                              .2500
      238,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547711                              .2500
      252,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547726                              .2500
      317,800.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1547731                              .2500
      260,625.01                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1547749                              .2500
      154,400.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547756                              .2500
      227,854.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1547760                              .2500
      371,906.57                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1547761                              .2500
      367,363.59                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1547765                              .2500
      148,250.46                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1547767                              .2500
      238,327.38                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.2950                         .0000

      1547772                              .2500
      224,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1547773                              .2500
      299,808.69                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1547779                              .2500
      331,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1547781                              .2500
      292,998.23                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1547789                              .2500
      332,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1547790                              .2500
      221,800.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547820                              .2500
      187,900.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547830                              .2500
      235,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1547848                              .2500
      208,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      1547853                              .2500
      228,800.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547856                              .2500
      260,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1547860                              .2500
      274,800.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1547862                              .2500
      238,740.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1547865                              .2500
      484,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.1700                         .0000

      1547873                              .2500
      425,100.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547874                              .2500
      240,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.1700                         .0000

      1547875                              .2500
      385,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700
1



      1547879                              .2500
      231,800.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1547880                              .2500
      119,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547882                              .2500
      124,750.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547889                              .2500
      123,750.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547896                              .2500
      266,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547904                              .2500
      285,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547907                              .2500
      120,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1547919                              .2500
      435,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1547920                              .2500
      475,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547922                              .2500
      267,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1547924                              .2500
      271,100.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1547926                              .2500
      239,750.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1547959                              .2500
      101,250.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1547960                              .2500
      100,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547965                              .2500
      180,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1547981                              .2500
      192,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450
1



      1547990                              .2500
      219,825.18                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1548003                              .2500
      204,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1548009                              .2500
      325,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1548052                              .2500
      520,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1548053                              .2500
      327,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1548055                              .2500
      270,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1548056                              .2500
      272,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1548057                              .2500
       95,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1548059                              .2500
      250,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1548064                              .2500
      327,600.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1548065                              .2500
      240,750.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1548067                              .2500
      247,833.59                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1548069                              .2500
      207,200.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1548081                              .2500
      107,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1548090                              .2500
      400,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1548098                              .2500
      258,400.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1548099                              .2500
      229,633.17                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1548107                              .2500
      456,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1548110                              .2500
      238,200.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1548114                              .2500
      244,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1548115                              .2500
      144,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1548126                              .2500
      300,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1548127                              .2500
       86,250.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1548150                              .2500
      276,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200
1



      1548156                              .2500
      283,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1548167                              .2500
      345,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.5000                         .7950

      1548168                              .2500
      397,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1548174                              .2500
       97,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1548208                              .2500
      260,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1548212                              .2500
      596,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1548228                              .2500
      258,750.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1548231                              .2500
      393,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1548248                              .2500
      168,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1548335                              .2500
      126,100.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1548338                              .2500
      189,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1548341                              .2500
      156,500.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1548342                              .2500
      290,150.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1548345                              .2500
      168,627.87                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1548347                              .2500
      128,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1548349                              .2500
      228,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1548369                              .2500
      318,750.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1548380                              .2500
      381,459.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1548395                              .2500
      247,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1548406                              .2500
      236,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.5000                         .6700

      1548423                              .2500
      385,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1548424                              .2500
      280,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1548425                              .2500
      238,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1548436                              .2500
      300,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450
1



      1548442                              .2500
      205,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1548445                              .2500
      305,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1548468                              .2500
       78,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1548470                              .2500
      131,920.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1548473                              .2500
      243,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1548488                              .2500
      340,454.13                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.5000                         .5450

      1548489                              .2500
      226,575.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

      1548492                              .2500
      267,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1548498                              .2500
      650,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1548513                              .2500
      454,400.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1548520                              .2500
      153,896.67                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1548521                              .2500
      202,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1548522                              .2500
      211,864.81                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1548523                              .2500
      268,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1548539                              .2500
      556,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1548542                              .2500
      293,400.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1548581                              .2500
      336,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1548587                              .2500
      350,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950

      1548588                              .2500
       70,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1548591                              .2500
      498,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1548595                              .2500
      252,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1548597                              .2500
      153,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1548598                              .2500
      224,100.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1548620                              .2500
       89,944.06                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950
1



      1548635                              .2500
      154,400.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1548694                              .2500
       99,940.96                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1548698                              .2500
      105,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1548699                              .2500
      235,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1548719                              .2500
      287,999.99                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1548722                              .2500
       47,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1548735                              .2500
      350,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1548738                              .2500
      391,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1548741                              .2500
      135,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1548752                              .2500
      265,500.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1548790                              .2500
      232,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1548821                              .2500
       85,391.20                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1548828                              .2500
       54,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1548832                              .2500
       80,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1548852                              .2500
      230,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1548857                              .2500
      236,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      1548858                              .2500
      422,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1548960                              .2500
      240,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1548969                              .2500
      182,400.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1548971                              .2500
      346,400.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1548984                              .2500
      375,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1548989                              .2500
      150,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1548992                              .2500
      650,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1549049                              .2500
       83,200.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450
1



      1549067                              .2500
      245,250.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            7.5000                        1.0950

      1549153                              .2500
      327,900.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1549170                              .2500
       70,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1549171                              .2500
      224,900.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1549184                              .2500
      126,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1549197                              .2500
      167,850.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1549202                              .2500
      196,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1549206                              .2500
       89,542.87                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200
1



      1549210                              .2500
      226,750.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1549211                              .2500
      207,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1549230                              .2500
      315,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1549236                              .2500
      528,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1549241                              .2500
      247,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1549268                              .2500
      600,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1549299                              .2500
      131,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1549306                              .2500
      134,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450
1



      1549314                              .2500
      320,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1549318                              .2500
      167,900.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1549320                              .2500
      196,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1549326                              .2500
      236,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1549335                              .2500
      320,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1549369                              .2500
      139,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1549402                              .2500
      108,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1549409                              .2500
      260,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200
1



      1549420                              .2500
      116,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1549422                              .2500
      392,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5000                         .0450

      1549446                              .2500
      448,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1549490                              .2500
      430,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1549502                              .2500
      250,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         .0000
            7.5000                         .5950

      1549504                              .2500
      128,400.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1549528                              .2500
      211,900.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1549546                              .2500
      319,779.77                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1549601                              .2500
      218,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1549623                              .2500
      232,050.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1549660                              .2500
      296,900.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1549671                              .2500
       94,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1549690                              .2500
      501,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1549712                              .2500
      275,400.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950

      1549801                              .2500
      650,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            7.5000                         .7200

      1549811                              .2500
      397,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1549814                              .2500
      124,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            7.5000                         .8450

      1549836                              .2500
      494,400.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1549838                              .2500
      265,950.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1549853                              .2500
      229,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1549860                              .2500
      133,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1549881                              .2500
      205,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1549882                              .2500
      220,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         .0000
            7.5000                         .4700

      1549908                              .2500
      238,400.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5000                         .0950
1



      1549931                              .2500
      179,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.5000                         .2200

      1549965                              .2500
      203,200.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1549966                              .2500
      225,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1549975                              .2500
      234,650.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1549991                              .2500
      261,250.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         .0000
            7.5000                         .3450

      1550129                              .2500
      240,300.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.5000                         .4200

      1550141                              .2500
      275,200.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.5000                         .1700

      1550155                              .2500
      271,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.5000                         .2950
1



      1550554                              .2500
      620,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            7.5000                         .9700

  TOTAL NUMBER OF LOANS:     1631
  TOTAL BALANCE........:        423,830,448.40


  RUN ON     : 01/24/97            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.56.11            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1997-S2      FIXED SUMMARY REPORT      CUTOFF : 01/01/97
  POOL       : 0004236
             :
             :
  POOL STATUS: U

                                   WEIGHTED AVERAGES      FROM         TO
  CURR NOTE RATE                        8.2539            7.1250      9.8750
  RFC NET RATE                          8.0028            6.8750      9.6250
  NET MTG RATE(INVSTR RATE)             7.9635            6.8450      9.5950
  POST SPREAD RATE                      7.4914            6.8450      7.5000
  SUB SERV FEE                           .2511             .2500      1.1250
  MSTR SERV FEE                          .0393             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .4721             .0000      2.0950







  TOTAL NUMBER OF LOANS:  1631
  TOTAL BALANCE........:     423,830,448.40


                             ***************************
                             *      END OF REPORT      *
                             ***************************


                                                     EXHIBIT G

                                         FORM OF SELLER/SERVICER CONTRACT


         This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

         WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

         NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.       Incorporation of Guides by Reference.

         The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.       Amendments.

         This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought.

Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.       Representations and Warranties.

         a.       Reciprocal Representations and Warranties.

                  The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

                  (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

                  (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

                  (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

                  (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

         b.       Seller/Servicer's Representations, Warranties and
Covenants.

                  In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.       Remedies of Residential Funding.

         If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.       Seller/Servicer's Status as Independent Contractor.

         At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.       Prior Agreements Superseded.

         This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.       Assignment.

         This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.       Notices.

         All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







         Attention:

         Telefacsimile Number:  (___) ___-____

9.       Jurisdiction and Venue.

         Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.      Miscellaneous.

         This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                              SELLER/SERVICER

[Corporate Seal]


                                                     (Name of Seller/Servicer)

By:                                                  By:
         (Signature)                                          (Signature)


                                                     By:
         (Typed Name)                                          (Typed Name)


Title:                                      Title:




ATTEST:                                         RESIDENTIAL FUNDING CORPORATION

By:                                                  By:
         (Signature)                                          (Signature)


                                                     By:
         (Typed Name)                                          (Typed Name)


Title:                                      Title:

                                                     EXHIBIT H
                                           FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)                     Mortgage Loan
Prepaid in Full
                                                      Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

****************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                  Enclosed Documents:          [ ] Promissory Note
                          [ ] Primary Insurance Policy
                          [ ] Mortgage or Deed of Trust
                                               [ ] Assignment(s) of Mortgage or
Deed of Trust
                           [ ] Title Insurance Policy
                                   [ ] Other:

Name

Title

Date

                                                    EXHIBIT I-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           : ss.:
COUNTY OF                  )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1997-S2, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

                  2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R-I][R-II] Certificates, and (iii) is acquiring the Class [R-I][R-II] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3.  That  the  Owner is  aware  (i) of the tax  that  would be imposed on transfers of Class [R-I][R-II] Certificates to disqualified organizations under the Code, that applies to all transfers of Class [R-I][R-II] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker,

                                                       I-1-1
nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-I][R-II] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                  4.  That  the  Owner  is  aware  of  the  tax   imposed  on  a
"pass-through entity" holding Class [R-I][R-II] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  [5. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.]

                  6. That the Owner is aware that the Trustee will not register the transfer of any Class [R-I][R-II] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  7. That the Owner has reviewed the restrictions set forth on the face of the Class [R-I][R-II] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class [R-I][R-II] Certificates were

                                                       I-1-2
issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-I][R-II] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                  9.  The Owner's Taxpayer Identification Number is
--------------.

                  10. This affidavit and agreement relates only to the Class [R-I][R-II] Certificates held by the Owner and not to any other holder of the Class [R-I][R-II] Certificates. The Owner understands that the liabilities described herein relate only to the Class [R-I][R-II] Certificates.

                  11. That no purpose of the Owner relating to the transfer of any of the Class [R-I][R-II] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

                  12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class [R-I][R-II] Certificate that the Owner intends to pay taxes associated with holding such Class [R-I][R-II] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R-I][R-II] Certificate.

                  13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class [R-I][R-II] Certificates remain outstanding.

                  14. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or

                                                       I-1-3
organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                                                       I-1-4

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                                     [NAME OF OWNER]


                                                     By:
                                                     [Name of Officer]
                                                     [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed   and   sworn   before   me   this   ____   day  of
________________, 199__.




                            NOTARY PUBLIC

                            COUNTY OF
                            STATE OF
                            My Commission expires the ____ day
                            of _______________, 19__.

                                                       I-1-5

                                                    EXHIBIT I-2

                                          FORM OF TRANSFEROR CERTIFICATE


                                                    __________________, 19__
Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1997-S2

                  Re:     Mortgage Pass-Through Certificates,
                          Series 1997-S2, Class [R-I][R-II]

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1997-S2, Class [R-I][R-II] (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 1997 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer

                                                       I-2-1
affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

                  3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class [R-I][R-II] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                Very truly yours,




                                                         (Seller)


                                                         By:
                                                         Name:
                                                         Title:

                                                       I-2-2

                                                     EXHIBIT J

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                           ______________, 19__

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1997-S2

                  RE:     Mortgage Pass-Through Certificates,
                          Series 1997-S2, [Class B-]

Ladies and Gentlemen:

                  _________________________   (the   "Purchaser")   intends   to
purchase from  ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1997-S2, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 1997 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                          1. The Purchaser understands that (a) the Certificates
                  have not been and will not be  registered  or qualified  under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and

                  Servicing  Agreement  contains   restrictions   regarding  the
                  transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                          2. The Purchaser is acquiring the Certificates for its
                  own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                          3. The Purchaser is (a) a  substantial,  sophisticated
                  institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                          4. The Purchaser has been furnished  with, and has had
                  an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                          5.  The  Purchaser  has  not and  will  not nor has it
                  authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
                  (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of
                  (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                          [6.         The Purchaser

                                      (a) is not an  employee  benefit  or other
                  plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                                      (b) is an insurance company, the source of
                  funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under
                  Section III of PTCE 95-60.]

                                Very truly yours,



                                                         By:
                                                         Name:
                                                         Title:

                                                     EXHIBIT K

                                     FORM OF TRANSFEROR REPRESENTATION LETTER




                                                    , 19


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention: Residential Funding Corporation Series 1997-S2

                  Re:     Mortgage Pass-Through Certificates,
                          Series 1997-S2, [Class B-]

Ladies and Gentlemen:

                  In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1997-S2, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 1997 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                           Very truly yours,


                                           (Seller)



                                           By:
                                           Name:
                                           Title:

                                                     EXHIBIT L

                                   [FORM OF RULE 144A INVESTMENT REPRESENTATION]


                              Description  of Rule  144A  Securities,  including
numbers:
                                ===============================================
                                ===============================================


                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of January 1, 1997 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

                          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                          c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  [3.     The Buyer

                          a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                          b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                                 Print Name of Buyer

By:                                                           By:
     Name:                                                        Name:
     Title:                                                   Title:

Taxpayer Identification:                               Taxpayer Identification:

No.                                                    No.

Date:                                                  Date:

                              ANNEX 1 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

   The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

             2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___     Bank.  The Buyer (a) is a national bank or banking
             ----
             institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
                                   ----------------------------------

     ___     Savings and Loan.  The Buyer (a) is a savings and loan
             ----------------
             association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___     Insurance Company.  The Buyer is an insurance company
             -----------------
             whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___     Investment Adviser.   The Buyer is an investment adviser
             registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
             Section 301(c) or (d) of the Small Business Investment
             Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

             3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

             4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

             5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___         ___                   Will the Buyer be purchasing the Rule 144A
  Yes         No                    Securities only for the Buyer's own account?

             6. If the  answer  to the  foregoing  question  is "no",  the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

             7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                            Print Name of Buyer

                                            By:
                                                     Name:
                                                     Title:

                                            Date:

                              ANNEX 2 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                   1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                               Print Name of Buyer


                                                     By:
                                                        Name:
                                                        Title:

                                                     IF AN ADVISER:


                               Print Name of Buyer


                                                     Date:

                                    EXHIBIT M

                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 12.01(E) FOR A
                                LIMITED GUARANTY]


                                   ARTICLE XII

             Subordinate Certificate Loss Coverage; Limited Guaranty

                  Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

                  (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X)
      minus the sum of (i) all previous  payments made under subsections (a) and
(b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

                  (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

                  (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 12.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 12.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                                     EXHIBIT N

                                            [FORM OF LIMITED GUARANTY]

                                                 LIMITED GUARANTY

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                                        Mortgage Pass-Through Certificates
                                                  Series 1997-S2


                                                               , 199__


The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1997-S2

Ladies and Gentlemen:

                  WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1997-S2 (the "Certificates"); and

                  WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,   in  consideration  of  the  premises  herein
contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

                  1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 12.01 of the Servicing Agreement.

                  (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

                  2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

                  3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section
12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

                  4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

                  5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

                  6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

                  7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

                  8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                            GENERAL MOTORS ACCEPTANCE
                                                     CORPORATION


                                                     By:
                                                     Name:
                                                     Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee

By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:

                                    EXHIBIT O

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   __________________, 19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series 1997-S2

                  Re: Mortgage Pass-Through Certificates, Series 1997-S2 Assignment of Mortgage Loan


Ladies and Gentlemen:

                  This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the
"Lender") of _______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 1997 among Residential Funding Mortgage Securities I,
Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

           (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

          (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

         (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

          (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,



                                                     (Lender)

                                                     By:
                                                     Name:
                                                     Title:

                                                     EXHIBIT P

                                          SCHEDULE OF DISCOUNT FRACTIONS

Schedule of Discount Fractions

         PRINCIPAL         NET MORTGAGE              DISCOUNT          PO
LOAN #            BALANCE           RATE    FRACTION          BALANCE
1536945           205,299.69        6.845   8.7333333333%              17,929.51
1547510           236,229.74        6.920   7.7333333333%              18,268.43
1547556           188,000.00        6.970   7.0666666667%              13,285.33
1538156           248,643.57        7.045   6.0666666667%              15,084.38
1544522           222,830.31        7.045   6.0666666667%              13,518.37
1542625           219,664.15        7.095   5.4000000000%              11,861.86
1542814           239,817.37        7.095   5.4000000000%              12,950.14
1544378           259,807.04        7.170   4.4000000000%              11,431.51
1544396           357,251.80        7.170   4.4000000000%              15,719.08
1546257           650,000.00        7.170   4.4000000000%              28,600.00
1547865           484,000.00        7.170   4.4000000000%              21,296.00
1547874           240,000.00        7.170   4.4000000000%              10,560.00
1541661           327,756.57        7.220   3.7333333333%              12,236.25
1545120           649,517.60        7.220   3.7333333333%              24,248.66
1546827           241,720.48        7.220   3.7333333333%              9,024.23
1547830           235,000.00        7.220   3.7333333333%              8,773.33
1548971           346,400.00        7.220   3.7333333333%              12,932.27
1549528           211,900.00        7.220   3.7333333333%              7,910.93
1544766           243,200.00        7.270   3.0666666667%              7,458.13
1542809           359,739.44        7.295   2.7333333333%              9,832.88
1547433           224,000.00        7.295   2.7333333333%              6,122.67
1547767           238,327.38        7.295   2.7333333333%              6,514.28
1540203           150,890.15        7.320   2.4000000000%              3,621.36
1544700           326,961.99        7.320   2.4000000000%              7,847.09
1540594           349,491.75        7.345   2.0666666667%              7,222.83
1542405           239,826.29        7.345   2.0666666667%              4,956.41
1542821           259,811.82        7.345   2.0666666667%              5,369.44
1543297           315,000.00        7.345   2.0666666667%              6,510.00
1543757           183,866.83        7.345   2.0666666667%              3,799.91
1544908           220,640.19        7.345   2.0666666667%              4,559.90
1545847           93,700.00         7.345   2.0666666667%              1,936.47
1545942           267,006.60        7.345   2.0666666667%              5,518.14
1547354           259,611.96        7.345   2.0666666667%              5,365.31
1547990           219,825.18        7.345   2.0666666667%              4,543.05
1548009           325,000.00        7.345   2.0666666667%              6,716.67
1548345           168,627.87        7.345   2.0666666667%              3,484.98
1548752           265,500.00        7.345   2.0666666667%              5,487.00
1549318           167,900.00        7.345   2.0666666667%              3,469.93

1549966           225,000.00        7.345   2.0666666667%              4,650.00
1547311           251,718.59        7.370   1.7333333333%              4,363.12
1537300           415,410.88        7.420   1.0666666667%              4,431.05
1543386           353,348.91        7.420   1.0666666667%              3,769.06
1543402           343,728.04        7.420   1.0666666667%              3,666.43
1543725           210,750.16        7.420   1.0666666667%              2,248.00
1544382           291,743.94        7.420   1.0666666667%              3,111.94
1544519           222,342.96        7.420   1.0666666667%              2,371.66
1544709           24,982.17         7.420   1.0666666667%              266.48
1544972           384,728.27        7.420   1.0666666667%              4,103.77
1545235           229,437.95        7.420   1.0666666667%              2,447.34
1545236           169,380.37        7.420   1.0666666667%              1,806.72
1545518           271,614.80        7.420   1.0666666667%              2,897.22
1546253           324,000.00        7.420   1.0666666667%              3,456.00
1547324           296,000.00        7.420   1.0666666667%              3,157.33
1547860           274,800.00        7.420   1.0666666667%              2,931.20
1547862           238,740.00        7.420   1.0666666667%              2,546.56
1547879           231,800.00        7.420   1.0666666667%              2,472.53
1548395           247,200.00        7.420   1.0666666667%              2,636.80
1548960           240,000.00        7.420   1.0666666667%              2,560.00
1543233           267,809.89        7.445   0.7333333333%              1,963.94
1533642           519,632.98        7.470   0.4000000000%              2,078.53
1536889           309,560.99        7.470   0.4000000000%              1,238.24
1536946           218,401.32        7.470   0.4000000000%              873.61
1538958           215,847.54        7.470   0.4000000000%              863.39
1539434           260,800.00        7.470   0.4000000000%              1,043.20
1540333           277,803.79        7.470   0.4000000000%              1,111.22
1540356           283,799.55        7.470   0.4000000000%              1,135.20
1540503           247,184.95        7.470   0.4000000000%              988.74
1540881           369,000.00        7.470   0.4000000000%              1,476.00
1541510           589,583.58        7.470   0.4000000000%              2,358.33
1541775           254,820.02        7.470   0.4000000000%              1,019.28
1541986           225,640.63        7.470   0.4000000000%              902.56
1542423           163,884.25        7.470   0.4000000000%              655.54
1542660           225,000.00        7.470   0.4000000000%              900.00
1542736           259,216.96        7.470   0.4000000000%              1,036.87
1543093           329,767.08        7.470   0.4000000000%              1,319.07
1543111           259,816.49        7.470   0.4000000000%              1,039.27
1543115           280,000.00        7.470   0.4000000000%              1,120.00
1543237           267,810.85        7.470   0.4000000000%              1,071.24
1543759           168,630.89        7.470   0.4000000000%              674.52
1543875           217,446.42        7.470   0.4000000000%              869.79
1544296           430,000.00        7.470   0.4000000000%              1,720.00
1544299           143,900.00        7.470   0.4000000000%              575.60
1544808           357,747.32        7.470   0.4000000000%              1,430.99
1544923           381,229.84        7.470   0.4000000000%              1,524.92

1544955           342,863.77        7.470   0.4000000000%              1,371.46
1544957           296,208.29        7.470   0.4000000000%              1,184.83
1545055           650,000.00        7.470   0.4000000000%              2,600.00
1545105           176,000.00        7.470   0.4000000000%              704.00
1545180           212,000.00        7.470   0.4000000000%              848.00
1545479           269,617.63        7.470   0.4000000000%              1,078.47
1545585           519,083.38        7.470   0.4000000000%              2,076.33
1545929           204,000.00        7.470   0.4000000000%              816.00
1546489           80,000.00         7.470   0.4000000000%              320.00
1547081           190,000.00        7.470   0.4000000000%              760.00
1547214           207,000.00        7.470   0.4000000000%              828.00
1547534           275,600.00        7.470   0.4000000000%              1,102.40
1547633           391,500.00        7.470   0.4000000000%              1,566.00
1547848           208,000.00        7.470   0.4000000000%              832.00
1548857           236,000.00        7.470   0.4000000000%              944.00
1549623           232,050.00        7.470   0.4000000000%              928.20
1549660           296,900.00        7.470   0.4000000000%              1,187.60
1549965           203,200.00        7.470   0.4000000000%              812.80

              $28,203,851.22               1.7260411516%            $486,810.08

                                                     EXHIBIT Q

                                                COPY OF FSA POLICY


                                          FINANCIAL GUARANTY
                                           INSURANCE POLICY

                                                   Policy No.:  50555-N

                                                   Date of Issuance:  1/30/97
Trust:   As described in Endorsement No. 1
Certificates:  $23,875,000 Original Principal Amount Residential Funding
                  Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 1997-S2, Class A-4

         FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

         For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

         Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

         Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

         Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

         This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                        FINANCIAL SECURITY ASSURANCE INC.




NY1-190539.1

                                                           6863-244-DM2-02/06/97
                                                  Q-1

A subsidiary of Financial Security Assurance Holdings Ltd.
<SAF> 350 Park Avenue, New York, N.Y.  10022-6022           (212) 826-0100

Form 101NY (5/89)



                                            ENDORSEMENT NO. 1 TO
                                    FINANCIAL GUARANTY INSURANCE POLICY

                                     FINANCIAL SECURITY ASSURANCE INC.


TRUST: The Trust Fund held by the Trustee under the Pooling and Servicing Agreement, dated as of January 1, 1997, among The First National Bank of Chicago, as Trustee, Residential Funding Mortgage Securities I, Inc., and Residential Funding Corporation, as Master Servicer.

Policy No.:                        50555-N

CERTIFICATES:      $23,875,000 Original Principal Amount Residential Funding
                   Mortgage Securities I, Inc. Mortgage Pass-Through Certifi
                                   cates, Series 1997-S2, Class A-4.

Date of Issuance:                  January 30, 1997


1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

     "Accrued Certificate Interest" has the meaning set forth in the Pooling and Servicing Agreement, provided, however, that, for all purposes of this Policy, Accrued Certificate Interest on the Certificates will be deemed to include any portion of the amounts allocated to the Certificates described in clause (i) of the definition thereof (to the extent such amounts are not offset by payments made by the Master Servicer or from the Insured Reserve Withdrawal); clauses
(ii) and (iii) of the definition thereof; and clause (iv) of the definition thereof (in each case, to the extent such shortfalls are not covered by the subordination provided by the Class M and Class B Certificates and provided that such shortfalls shall not include interest not collectible pursuant to the Soldiers' and Sailors' Relief Act of 1940).

     "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the City of New York, the State of Michigan, the State of California or the State of Illinois (or such other state or states in which the Custodial Account or the Certificate Account are at the time located) are authorized or obligated by law or executive order to be closed.

     "Guaranteed Distributions" means, with respect to each Distribution Date, the distribution to be made to Holders of the Certificates in an aggregate amount equal to the sum of (1) the Accrued Certificate Interest thereon, (2) the principal portion of any Realized Losses allocable to the Certificates on such Distribution Date, and (3) the Certificate Principal Balances of the
Certificates to the extent unpaid on the final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement, in accordance with the original terms of the Certificates when issued and without regard to any amendment or modification of the Certificates or the Pooling and Servicing Agreement except amendments or modifications to which Financial Security has given its prior written consent. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority.

     "Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of January 1, 1997 among The First National Bank of Chicago, as Trustee, Residential Funding Mortgage Securities I, Inc., and Residential Funding Corporation, as Master Servicer relating to the Certificates, as amended from time to time with the consent of Financial Security.

     "Receipt" and "Received" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

     "Term of This Policy" means the period from and including the Date of Issuance to and including the date on which the Certificate Principal Balance on the Certificates is zero.

     "Trustee" means The First National Bank of Chicago in its capacity as Trustee under the Pooling and Servicing Agreement and any successor in such capacity.

                  2. Deletions from Policy. The second paragraph of the Financial Guaranty Insurance Policy to which this Endorsement relates (regarding Policy payments subsequently avoided in whole or in part as a preference payment under applicable law) is hereby deleted.

                  3. Notices and Conditions to Payment in Respect of Guaranteed Distributions. Following Receipt by Financial Security of a notice and certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the FSA Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such FSA Policy Payments Account has been established, to the Trustee for deposit to the Certificate Account.

                  Financial Security shall be entitled to pay, at any time after a claim is made under the Policy, any amount hereunder in respect of Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above. Financial Security shall be entitled to pay hereunder any amount in respect of Guaranteed Distributions on an accelerated basis, at any time after a claim is made under the Policy, or from time to time, in whole or in part, prior to the scheduled date of payment thereof; Guaranteed Distributions insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from after the date of such payment of principal. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee.

     4. Governing Law. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

                  5. Fiscal Agent. At any time during the Term of this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trustee at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

                  6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder of any Certificates, all rights (whether by counterclaim, set off or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

     7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                           Financial Security Assurance Inc.
                           350 Park Avenue
                           New York, New York  10022
                           Attention:  Senior Vice President
                                          - Surveillance
                           Telecopy No.:    (212) 339-3518
                                            (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee.

     8. Priorities. In the event any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

                  9. Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in
Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article
14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     10. Surrender of Policy. The Trustee shall surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.

                  IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                                               FINANCIAL SECURITY ASSURANCE INC.


                                                     By
                                                            Authorized Officer


 Exhibit A
To Endorsement 1


                                           NOTICE OF CLAIM AND CERTIFICATE

Financial Security Assurance Inc.
350 Park Avenue
New York, NY  10022

     The undersigned, a duly authorized officer of The First National Bank of Chicago (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 50555-N dated


                                             By________________________________





     (i) The Trustee is the Trustee under the Pooling and Servicing Agreement for the Holders of the Certificates.

                  (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the sum of (a) the Guaranteed Distributions with respect to the Distribution Date ($____________) and (b) the aggregate amount on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) that will be applied to make payments of principal or interest on the Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement, but without giving effect to any payments to be made under the Policy.

                  (iii) The Trustee is making a claim under the Policy for the lesser of (a) the Shortfall and (b) the Guaranteed Distributions with respect to the Distribution Date, to be applied to distributions of principal or interest or both with respect to the Certificates.

                  (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

                  (v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause
(v).

                  (vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that, so long as a Financial Security Default shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Depositor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding with respect to the Certificates. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                  (vii) Payments should be made by wire transfer directed to [SPECIFY FSA POLICY PAYMENTS ACCOUNT OR CERTIFICATE ACCOUNT].

                  Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.



                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ____ day of _______, _________.

                                             ------------------------------


                                       By:
                                     Title:

-----------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only


Wire transfer sent on _________ by
Confirmation Number


                                                      6863-244-DM2-02/06/97
                                                    Q-2

                                                AUTHORIZED OFFICER





     (i) The Trustee is the Trustee under the Pooling and Servicing Agreement for the Holders of the Certificates.

                  (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the sum of (a) the Guaranteed Distributions with respect to the Distribution Date ($____________) and (b) the aggregate amount on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) that will be applied to make payments of principal or interest on the Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement, but without giving effect to any payments to be made under the Policy.

                  (iii) The Trustee is making a claim under the Policy for the lesser of (a) the Shortfall and (b) the Guaranteed Distributions with respect to the Distribution Date, to be applied to distributions of principal or interest or both with respect to the Certificates.

                  (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

                  (v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause
(v).

                  (vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that, so long as a Financial Security Default shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Depositor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding with respect to the Certificates. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                  (vii) Payments should be made by wire transfer directed to [SPECIFY FSA POLICY PAYMENTS ACCOUNT OR CERTIFICATE ACCOUNT].

                  Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.



                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ____ day of _______, _________.

                                           ------------------------------


                                       By:
                                     Title:

-----------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only


Wire transfer sent on _________ by
Confirmation Number


                                                       6863-244-DM2-02/06/97
                                                    Q-3

     (i) The Trustee is the Trustee under the Pooling and Servicing Agreement for the Holders of the Certificates.

                  (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the sum of (a) the Guaranteed Distributions with respect to the Distribution Date ($____________) and (b) the aggregate amount on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) that will be applied to make payments of principal or interest on the Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement, but without giving effect to any payments to be made under the Policy.

                  (iii) The Trustee is making a claim under the Policy for the lesser of (a) the Shortfall and (b) the Guaranteed Distributions with respect to the Distribution Date, to be applied to distributions of principal or interest or both with respect to the Certificates.

                  (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

                  (v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause
(v).

                  (vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that, so long as a Financial Security Default shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Depositor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding with respect to the Certificates. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                  (vii) Payments should be made by wire transfer directed to [SPECIFY FSA POLICY PAYMENTS ACCOUNT OR CERTIFICATE ACCOUNT].

                  Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.



                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ____ day of _______, _________.

                                            ------------------------------


                                       By:
                                     Title:

-----------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only


Wire transfer sent on _________ by
Confirmation Number


                                                         6863-244-DM2-02/06/97
                                                    Q-4

                                                  EXHIBIT R

                                        FORM OF REQUEST FOR EXCHANGE

                                                               [DATE]

The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois 60670

                  Re: Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1997-2


                  Residential Funding Corporation, as the Holder of a ___% Percentage Interest of the [Class/Subclass] of Class A-15[-_] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

                  1. Class A-15-_ Certificates, corresponding to the following Uncertificated REMIC II Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Class A-15 Notional Amount and the Initial Pass-Through Rate on the Class A-15-_ Certificates will be $__________ and ____%, respectively.

                  [2.      Repeat as appropriate.]

                  The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC II Regular Interests represented by the Class A-15[_] Certificates surrendered for exchange.






     (i) The Trustee is the Trustee under the Pooling and Servicing Agreement for the Holders of the Certificates.

                  (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the sum of (a) the Guaranteed Distributions with respect to the Distribution Date ($____________) and (b) the aggregate amount on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) that will be applied to make payments of principal or interest on the Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement, but without giving effect to any payments to be made under the Policy.

                  (iii) The Trustee is making a claim under the Policy for the lesser of (a) the Shortfall and (b) the Guaranteed Distributions with respect to the Distribution Date, to be applied to distributions of principal or interest or both with respect to the Certificates.

                  (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

                  (v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause
(v).

                  (vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that, so long as a Financial Security Default shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Depositor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding with respect to the Certificates. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                  (vii) Payments should be made by wire transfer directed to [SPECIFY FSA POLICY PAYMENTS ACCOUNT OR CERTIFICATE ACCOUNT].

                  Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.



                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ____ day of _______, _________.

                                              ------------------------------


                                       By:
                                     Title:

-----------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only


Wire transfer sent on _________ by
Confirmation Number


                                                        6863-244-DM2-02/06/97
                                                    R-1

                  All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of January 1, 1997, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and The First National Bank of Chicago, as trustee.

                               RESIDENTIAL FUNDING
CORPORATION





By:______________________________
                                                     Name:
                                                     Title:





     (i) The Trustee is the Trustee under the Pooling and Servicing Agreement for the Holders of the Certificates.

                  (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the sum of (a) the Guaranteed Distributions with respect to the Distribution Date ($____________) and (b) the aggregate amount on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) that will be applied to make payments of principal or interest on the Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement, but without giving effect to any payments to be made under the Policy.

                  (iii) The Trustee is making a claim under the Policy for the lesser of (a) the Shortfall and (b) the Guaranteed Distributions with respect to the Distribution Date, to be applied to distributions of principal or interest or both with respect to the Certificates.

                  (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

                  (v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause
(v).

                  (vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that, so long as a Financial Security Default shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Depositor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding with respect to the Certificates. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                  (vii) Payments should be made by wire transfer directed to [SPECIFY FSA POLICY PAYMENTS ACCOUNT OR CERTIFICATE ACCOUNT].

                  Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.



                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ____ day of _______, _________.

                                                ------------------------------


                                       By:
                                     Title:

-----------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only


Wire transfer sent on _________ by
Confirmation Number


                                                        6863-244-DM2-02/06/97
                                                    R-2